Page: 1 Rev. 1 Date: 4/1/95
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                                                                   Exhibit 10.32


                      UNIFORM BULK MOTOR CARRIER CONTRACT

  This is a Contract to provide for interstate and intrastate, where applicable, motor carrier transportation of various cargoes between or among various geographic points, dated the 1st day of October, 1991, by and between Chemical Leaman Tank Lines, Inc. (hereinafter "Carrier") and The Dow Chemical Company (hereinafter "Dow"). Service provided under this Contract is authorized under I.C.C. Permit MC-110525, Sub #1328, dated August 23,1983, and such State Agencies as are required.


  Dow is a diversified manufacturer of basic chemicals, plastics, specialty products and services and has a need for transportation service in the furtherance of its business. Carrier is a motor carrier desirous of providing transportation service to Dow.


  Therefore, in consideration of the premises, covenants and agreements contained herein, the parties agree as follows:


o 1. Pursuant to this non-exclusive transportation Contract, Dow agrees to tender a series of shipments of its general commodities to Carrier for transportation and delivery as directed by Dow's Shipping Order/Bill of Lading which will accompany each tender. Carrier agrees to provide transportation for 100% of tenders. Carrier may sub-contract with other mutually agreed upon carriers. For any sub-contracted tenders, freight charges will be billed at the rates in Appendix II of this Agreement.

  2. Carrier shall receive from Dow such quantities of goods as may be tendered for transportation from time to time, and Carrier shall make all reasonable effort to have the required equipment available, with trailer exteriors and interiors clean and presentable as befits a Dow quality load. Carrier will provide, as requested, a general list of all Carrier controlled or commercial cleaning locations where trailers have been cleaned after transporting Dow produced or purchased products.

  3. Carrier shall transport and carry the goods without delay caused by anything in Carrier's control. Any and all occurrences which would be probable or certain cause for delay of delivery shall be immediately communicated to Dow by Carrier. In addition, Carrier will furnish when their capabilities are developed, via electronic data interchange, periodic transmissions of data elements on each Dow shipment and receipt in format specified by the United States Electronic Data Interchange Standards published by the Transportation Data Coordinating Committee, as well as similar data elements for automated payment of freight bills.

o Denotes Change



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  4.  Dow agrees to pay Carrier, as compensation for such transportation, the rates and charges shown in Appendices I and II to this Contract. All changes must be approved in writing by both parties. All rates will apply to both prepaid and collect shipments. In the event that the consignee also has a contract rate in effect with the Carrier and the shipment is tendered on a "freight collect" basis, the consignee's contract rate will apply in lieu of rates included in this Contract. If, on collect shipments, consignee fails to pay Carrier's freight bills after Carrier has made a conscientious effort to collect, Dow will pay such freight bills, provided Carrier furnishes proof of efforts to collect from consignee.

  5. Carrier personnel (including driving personnel, whether employees of Carrier or of Carrier's agents known as "fleet operators" or "leased operators") will comply with all plant rules and regulations while on Dow's or consignee's plant premises. Carrier shall inform all of its employees and personnel who may come onto such premises of this requirement. Any Carrier employee or person who does not comply with all plant rules and regulations may be summarily rejected and directed to immediately leave the premises at the exclusive risk and expense of the Carrier. Carrier agrees to utilize adequate motor truck equipment and qualified personnel for performance of its obligations under this Contract, and to operate its business at all times in compliance with all applicable federal, state, and local laws, rules, and regulations. Worker's Compensation Insurance for Carrier's drivers or operators, if required, shall be obtained and maintained at the exclusive cost and risk of Carrier.

  6. Carrier shall comply with the financial responsibility requirements of the appropriate federal and state regulatory agency through which the Carrier operates.

      The Carrier shall maintain public liability insurance against injury or death in amounts not less than those prescribed by the U.S. Department of Transportation and the Interstate Commerce Commission. In addition, the Carrier shall carry cargo insurance of, at least, $100,000 per Dow shipment. The Carrier shall have his insurance carrier furnish directly to Dow or its contractor certificates that such coverage is in effect, and will instruct carrier to directly notify Dow or its contractor if coverage is cancelled or changed.

  7. Carrier shall indemnify, defend, and hold Dow, its employees and agents harmless from claims, demands, and causes of action asserted against Dow, its employees or agents, by any other person (including without limitation Carrier's and Dow's employees) for personal injury or death or for loss of or damage to property and resulting from the willful or negligent acts or



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      omissions of Carrier. Dow shall indemnify, defend, and hold Carrier, its employees, agents, and subcontractors harmless from claims, demands, and causes of action asserted against Carrier, its employees, agents, or subcontractors by any other person (including without limitation Dow's and Carrier's employees) for personal injury or death or for loss of or damage to property and resulting from the willful or negligent acts or omissions of Dow. Where personal injury, death, or loss of or damage to property is the result of the joint negligence or misconduct of Dow and Carrier, the parties expressly agree to indemnify each other in proportion to its share of such joint negligence or misconduct.


  8. Carrier assumes complete responsibility and liability regardless of the fault of any person for all loss of, or damage to, goods transported hereunder, except where caused in whole or in part by Dow's negligence or acts of God in which Carrier had no contributory negligence. In those cases Dow will assume responsibility and liability for only that portion of the loss or damage caused by Dow's negligence and Carrier shall be liable for the remainder. Carrier's responsibility for damage or loss to goods transported shall commence from the time of acceptance at the shipping point until delivery at the proper destination in accordance with Dow's written instructions.

      In the event of loss or damage during transit, except as limited in this paragraph above, Carrier shall pay Dow the full value of the lost or damaged goods plus any and all additional transportation costs. Value of the lost or damaged goods shall be determined by type of sale in the following manner:

      Trade Sale: Dow will provide Carrier with invoice documentation.

      Non-Trade Sale: Value will be determined as reported weekly in the Chemical Marketing Reporter or Dow's Price Book if the product(s) is not covered specifically in the Chemical Marketing Reporter.

      When used in this Contract, "shipping point" means the place where the goods or cargo are tendered by Dow to the custody of Carrier or Carrier's agent for transportation.

  9. Any assignment of any benefit or obligation of this Contract, in whole or in part, by either party, without the prior express written consent of the other party, shall be void and of no effect.

  10. This Contract shall become effective upon the date of the permit (if one is issued) by the appropriate federal or state agency, or the last date in the



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signatory provision below, whichever is later, and shall continue for one (1)
year and thereafter from year to year unless:

      (a) cancelled by either party at any time upon thirty (30) days' written notice to the other party at the address stated below; or

      (b) Carrier's loss or revocation of authority (for any reason) by any federal or state regulatory body having jurisdiction over Carrier's operation, in which case this Contract can be terminated immediately.

            Carrier shall give Dow immediate notice of the occurrence of any event covered by Subsection (b).

  11. Any notices or correspondence in reference to this Contract should be sent via U.S. Mail, postage prepaid:


        to Carrier at:   Chemical Leaman Tank Lines, Inc.
                         102 Pickering Way
                         Exton, PA 19341-0200
                         Attn: George E. Ciarlone
                         Manager of Contracts
                         Phone: 610-363-4275
                         Fax: 610-363-4251

        to Dow at:       The Dow Chemical Company
                         Transportation & Logistics Services Purchasing
                         2020 Dow Center
                         Midland, MI 48674
                         Attn: Michael W. Humphreys
                         Motor Carrier Services Purchasing Agent
                         Phone: 517-636-3397
                         Fax: 517-638-9452




  12. Carrier shall be an independent contractor under this Contract and shall assume all of the rights, obligations and liabilities applicable to it as such. Neither Carrier nor any of its employees or agents shall be considered an employee of Dow, nor shall any partnership, co-venture or joint-employer relationship be created by virtue of this Contract or of its performance. No prior course of dealing or performance between Carrier and Dow shall modify Carrier's status under this Contract as an independent contractor.

  13. Dow agrees to pay all uncontested charges within fifteen (15) days after receipt of the freight invoice through Dow's payment department or payment agent.



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  14. This Contract is governed by the laws of the State of Michigan for general contract matters.


  15. Carrier agrees to keep secret all Dow technical and business information which it has received or may receive and not to reveal or to divulge such information to third parties or to use, or to publish it in any manner whatsoever without obtaining Dow's prior written approval; provided, however, that Carrier shall not be bound to keep secret any such information which (a) was known to Carrier prior to the date of the Contract from sources other than Dow, or (b) which is or becomes available to the public without fault on Carrier's part, or (c) which is disclosed to Carrier by a party not related, directly or indirectly, to Dow, who has rightful claim to such information. Carrier shall only use Dow technical and business information to provide the services required under this Contract.


  16. This Contract states the entire agreement between the parties and there are no other agreements or understandings whatsoever, expressed or implied.

      Amendments or modifications to this Contract must be made in writing, identified as an amendment or modification and signed by both Dow and Carrier. Any term or provision in any prior or subsequent writing to the date of this Contract which is in conflict with any term or provision of this Contract is objected to and rejected.

  17. Should any provision of this Contract be determined by competent public authority or court to be invalid or unenforceable, then such invalid or unenforceable provision shall be severed from this Contract without effect on the validity of the remaining provisions.


  18. If Carrier accepts instructions from a non-Dow party or consignee, all resultant, legitimate charges will be billed by Carrier to the party causing the charge to occur.

      In Witness Whereof, the parties have executed this Contract on the date shown below.



CHEMICAL LEAMAN TANK LINES, INC.       THE DOW CHEMICAL COMPANY

/s/    George E. Ciarlone               /s/    Michael W. Humphreys
---------------------------------      -------------------------------------

NAME:  George E. Ciarlone              NAME:  Michael W. Humphreys
      ----------------------------            -------------------------------
TITLE: Manager--Cost Analysis          TITLE: Purchasing Agent
      ---------------------------             --------------------------------
DATE:  7/21/95                         DATE:  4/13/95
      ----------------------------            -------------------------------

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                                   APPENDIX I

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    BAYONNE
                                    -------

Rates as published in the Dow/Chemical Leaman contract are subject to the following rules and provisions:

1. Dow Chemical agrees to a capital recovery provision effective October 14, 1996 through December 31, 2000. Under this provision, Chemical Leaman Tank Lines, Inc. shall be entitled to recover a portion of its capital outlay under the conditions outlined in item 2, below. Chemical Leaman's asset valuation (capital outlay) is Six Hundred Thousand Dollars ($600,000) for the construction and purchase of new MC-307 stainless steel trailers to be provided for food grade and solvents service. The amount of capital recovery to which Chemical Leaman shall be entitled shall be Six Hundred Thousand Dollars ($600,000) less Two Percent (2.0%) for each month (or fraction thereof) of the contract term that has expired from the date Dow Chemical has been notified, in writing, that Chemical Leaman wishes to invoke this capital recovery provision. Should Chemical Leaman invoke this capital recovery provision under the specified conditions in item 2 below, Chemical Leaman shall retain full ownership of all applicable assets covered in this provision. Should Chemical Leaman decide to terminate the contract, the capital recovery provision shall not be invoked

2. Chemical Leaman reserves the right to invoke item 1 provisions except under the following conditions: service performance as outlined in item 5; competitive pricing as outlined in item 6; and under certain business conditions whereby Dow Chemical documents business losses due to customer or product transitions.

3. Should Chemical Leaman be required to place additional new trailers into service to meet Dow Chemical's shipment requirements, Chemical Leaman shall be entitled to capital recovery. The asset valuation for the additional new trailers (capital outlay) shall be the cost for the construction and purchase of the new trailers. The amount of capital recovery to which Chemical Leaman shall be entitled shall be the result of multiplying the capital outlay amount by the result of dividing the unexpired number of months (or fractions thereof) remaining through December 31, 2000 by the total number of months (or fractions thereof) for the period between the date of the additional capital outlay and December 31, 2000.

4. Dow Chemical commits One Hundred Percent (100%) of the Dow controlled and routed outbound freight, stated to be approximately $2,500,000 annual, to be routed via Chemical Leaman Tank Lines or their broker subsidiary, Capacity Management Systems. Should Dow Chemical change the legal terms of sale for transactions originating at Bayonne which results in a decline of business routed via Chemical Leaman Tank Lines, Chemical Leaman shall reserve the right to invoke item 1.


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                                   APPENDIX I

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEM1CAL LEAMAN TANK LINES, INC.

                                    BAYONNE
                                    -------

5. Chemical Leaman will provide error free service levels at a minimum of Ninety Five Percent (95%) total carrier error free. Should the error free performance level fall below Ninety Five Percent (95%) for any consecutive 6-month calendar period, Dow Chemical reserves the right to waive the capital recovery provision as stated in item 1 of the Bayonne Rules Tariff. Total carrier error free performance shall be defined as stated in the Uniform Bulk Motor Carrier Contract, effective April 1, 1995 plus appendices I through III effective May 1, 1995. If Chemical Leaman retains the business at less than 95% error free performance, and subsequently the error free performance improves to meet or exceed the 95% level for a consecutive 6-month calendar period, the capital recovery provision in item 1 shall be reinstated.

6. Dow Chemical reserves the right to receive and review competitive pricing bid proposals for single source bulk carrier operations at their Bayonne, NJ terminal operation. Dow Chemical agrees to consider no fewer than Three (3) non-Chemical Leaman carrier pricing bids simultaneously, which each reduce existing Chemical Leaman contract pricing by Five Percent (5%) or greater.

7. Chemical Leaman Tank Lines, Inc. reserves the right of first refusal to compare existing contract pricing to the Three (3) competitive bids each generating a reduction of Five Percent (5%) or greater. Dow Chemical agrees to provide competitive operating parameters in addition to proposed competitive bids.

8. Chemical Leaman reserves the right to renegotiate current transportation price levels should any changes to the operating parameters, as outlined in
Section I, significantly alter costs such as changes in equipment or driver levels, trailer types, on-site personnel staffing, loading hours, unloading hours, equipment accessorial requirements, tank cleaning requirements or Dow terminal site location. Chemical Leaman shall provide written documentation supporting increased operating costs due to changes in the operating parameters as outlined above and in Section I.

9. Chemical Leaman reserves the right to increase transportation price levels up to Five Percent (5%) under conditions outlined in item 8. Should Chemical Leaman require an increase greater than 5%, Dow Chemical reserves the right to re-bid the Bayonne, NJ business. Should Dow Chemical receive Three (3) or more competitive bids at least five percent (5%) below Chemical Leaman proposed pricing, Chemical Leaman agrees to revoke the take or pay provisions as outlined in item 1. Should Dow Chemical not receive Three (3) or more competitive bids at least Five Percent (5%) below Chemical Leaman proposed pricing, Chemical Leaman shall retain the business at Bayonne, NJ.


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                                   APPENDIX I

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    BAYONNE
                                    -------

          Section I: Operations Parameters: Dow Chemical @ Bayonne, NJ

A/ Chemical Leaman will provide dedicated trailers for solvent and food grade products.

B/   Solvent trailers shall have stainless steel pumps mounted on each trailer.

C/   Chemical Leaman will provide on-site management personnel.

D/ Dow will provide the use of 2 offices at the Bayonne terminal for Chemical Leaman personnel.

E/ Chemical Leaman will assume responsibility for order processing on October 14, 1996.

F/ Chemical Leaman will transition business in twenty five percent (25%) segments to be completed with one hundred percent (100%) business control one hundred fifty (150) days from the October 14, 1996 start.

G/ Loading hours at Dow-Powell/Dufferin will commence 0200 hours Mondays and continue 24 hours through 1900 hours Friday of each week.

H/ Chemical Leaman will be expected to perform at a ninety eight percent (98%) on time delivery level by January 14, 1997.

I/ Chemical Leaman will determine, through coordination with Powell Dufferin, specific order load times. Return loading during PM hours are based on first come first served.

J/   All trailers tendered for loading will be subject to vacuum testing.

K/ All food grade trailers tendered for loading will be subject to a white glove test for contaminants.

L/ Dow Chemical will tender orders directly to Chemical Leaman Tank Lines for processing and driver dispatch.

M/ Chemical Leaman will arrange for all Food Grade trailers to be Koshered. Dow Chemical agrees to pay actual cost for the kosher process.

N/ Chemical Leaman will NOT mix food grade and chemical products on the same trailer.

O/ Chemical Leaman will not allow any brokered carrier to mix food grade and chemical products on the same trailer.

P/ Chemical Leaman will route via the least congested route exiting the Bayonne, NJ terminal. Tolls charges may vary, depending on the route which will be based on area construction projects and the related impact on traffic conditions.

Q/ Chemical Leaman agrees to broker with only Dow core and/or approved carriers.

R/ Chemical Leaman and Dow will conduct quarterly service reviews at the Bayonne terminal. Dates and times to be arranged as needed.

S/ When multiple stop deliveries are required, a stop in-transit charge of $45.00 per stop shall be added to the transportation bill. Detention free time of two (2) hours shall be applied to the ENTIRE routing/delivery process on multiple stop deliveries, with unloading hours above and beyond the total two (2) free hours to be billed to Dow Chemical at a rate of $22.50 per half hour, or fraction thereof.


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                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    BAYONNE
                                    -------

ROLES: Except as otherwise specifically provided, Appendix I.

ACCESSORIAL CHARGES:          All accessorial charges not specifically covered
                              by Dow Master Contract to be billed per CLEA 100 series.

HIGHWAY TOLL CHARGES:         Actual cost.

PUMP/COMPRESSOR CHARGES:      Included in rate.

DETENTION FREE TIME:          2 hours for loading; 2 hours for unloading.

EXCESS DETENTION CHARGES:     $22.50 per half hour, or fraction thereof.

TANK CLEANING CHARGES:        Glycerine USP, Glycols: $155, when cleaned.
                              Solvents; Flush, Steam & Dry: $158, when cleaned.
                              Liquid Commodities; Caustic Water: $181, when cleaned.
                              Food Grade Products: Actual cost, when cleaned.

       (Multi-Compartment Trailers: $22.50/compartment greater than one)



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                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 100         01:0100    01:0200
--------
Origin:          Bayonne, NJ
o Destination    Points In U.S. and Canada
Commodity:       Liquid Commodities in Dedicated MC-307 Single and Multi-
                 Compartment Trailers.

                 Miles            Rate/Shipment
                 -----            -------------
                   O -  50           $340
                  51 -  75           $390
                  76 - 100           $480
                 101 - 125           $525
                 126 - 150           $575
                 151 - 175           $625
                 176 - 200           $700
                 201 - 225           $750
                 226 - 250           $825
                 251 - 275           $875
                 276 - 300           $925
                 301 & Over          $3.10/loaded mile

Item 200
--------
Origin:          Bayonne, NJ
Commodity:       Liquid Commodities in Dedicated MC-307 Single Compartment
                 Trailers as listed:
                   Tetrachloroethylene, Trichloroethylene, Diethylene Glycol Monomethyl E, Ethylene Glycol Monobutyl Ethe, Propylene Glycol Monomethyl ET, Dipropylene Glycol SA.

                 Destination      Rate/Shipment
                 -----------      -------------
01:0101          Kings Point, VA     $1,380
01:0102          McKees Rocks,, PA    1,531
01:0103          Neville Island, PA   1,361
01:0104          Pittsburgh, PA       1,414
01:0105          Portsmouth, VA       1,398
01:0106          Rochester, PA        1,457
01:0107          Saegertown, PA       1,482

----------
o Denotes Change


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                                   APPENDIX I

                                    IN BOUND

ADDITIONAL CONTRACT PROVISIONS

1.   COMMON CARRIER SERVICE NOT EXCLUDED

     The normal operations of Carrier as a motor Common Carrier shall not be affected by this Contract, nor shall Carrier be precluded from performing transportation services for Dow as a Common Carrier in connection with transportation services outside the scope of this Contract.

2.   COMPUTATION OF MILEAGE

     Distances between all points shall be based upon Rand McNally MILEMAKER System as determined from the Household Goods Carriers' Bureau Mileage Guide No. 14 or reissues thereof.

3.   CONDITION OF TANKS TENDERED FOR LOADING

     Carrier will supply "clean, dry, and free of contaminating odor" tank equipment of the type needed for the product involved. Pumps and hoses must be free of contaminants, and hose ends (when not in use) must be protected from contamination.

4.   DETENTION

     Except as otherwise more specifically provided for in Appendix II of this Contract, three (3) hours for loading without charge at any Dow or Dow designated location and three (3) hours for unloading without charge at any consignee's location will be allowed.

     In excess of the time given above a rate of $45 per hour or fraction thereof shall apply.

5.   CANCELED VEHICLES

     Except as otherwise provided (see Exception), when a tractor-trailer unit is ordered by Dow and such order is subsequently canceled or postponed by Dow after the vehicle has been dispatched from the Carrier's terminal, the charges in the S.A.C. will apply. In addition, the terms of Provision No. 4 will apply, except that no time without charge shall be allowed.


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Exception: When the vehicle ordered is subsequently canceled for the shipment of the commodity for which it was specifically ordered, but such vehicle is used in the shipment of the same commodity to a different destination, or is used in a shipment of a different commodity to the same destination or a different destination, the terms of this Provision will not apply if the vehicle, as presented, is acceptable for loading without cleaning, and if the vehicle is of an acceptable capacity to Dow. Furthermore, if cancellation is communicated to Carrier more than four hours prior to scheduled departure, this Provision does not apply.

6.   DIVERSION OR RECONSIGNMENT

     Shipments moving on rates named in this Contract may be diverted or reconsigned in transit or at billed destination, subject to the following conditions:

     (a) The term "Diversion or Reconsignment" means a change in the name of consignee and/or destination of the entire shipment, or any other instructions given to the Carrier requiring an addition to, or change in, billing necessary to effect delivery or involving an additional movement of equipment.

     (b) On shipments diverted or reconsigned to a place of unloading within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rate from point of origin to destination will apply, in addition to the charge provided in the S.A.C.

     (c) On a shipment diverted or reconsigned to a place of unloading not within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rates (see Exception) shall be determined from mileage tables herein based on the mileage from point of origin to final destination over the route of actual movement as per Dows' instruction computed in accordance with Provision No. 2, and will apply in addition to the charges provided in the S.A.C.

          Exception: When point of diversion or reconsignment is on the most direct highway route and is intermediate to the final destination, the rate to the final destination will apply.

     (d) On such movements, freight charges will be computed on the actual loaded movement miles.


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     (e)  The charge, (see S.A.C.) for each diversion or reconsignment, is in addition to all other applicable charges. This charge will be billed to company requesting diversion or reconsignment.

     (f) Time consumed in waiting for orders under this provision will be considered part of unloading time, and detention charges will be assessed as provided in Provision No. 4 above, if time without charge has elapsed.

     (g) A request for diversion or reconsignment must be made or confirmed in writing by the shipper. (Preferably with an amended bill of lading or shipping notice being presented to the Carrier.)

7.   HOSE

     When hose is required or requested to effect either pickup or delivery, or both, of a single shipment, then either a two, three, or four inch inside diameter hose length(s) will be provided. All hoses will be provided without charge.

8.   REJECTED SHIPMENTS

     If, for any reason not ascribable to the Carrier or its personnel, a shipment is rejected by the consignee at destination, notification to Dow shall be given in writing, telephone, or telegraph, requesting disposition.

     The charges to be applied on such rejected, returned shipments shall be in accordance with the S.A.C. as applied to the outbound shipment rates as published from the original point of origin to the original point of destination on the date of the returned shipment and shall be based on the actual weight of the product returned. Time consumed waiting for orders under this provision will be considered as part of unloading time, and detention charges will be assessed in accordance with Provision No. 4.

9.   SPOTTING NON-POOLED SEMI-TRAILERS FOR LINE HAUL MOVEMENTS OR STORAGE

     (a) Except as otherwise provided, when, for Dow's convenience, Carrier is requested or required to place and leave a single semi-tank trailer on the premises of Dow, or any other practical site they may designate for the purpose of loading or unloading for a line haul movement a charge in accordance with the S.A.C. for each 24 hour period or fraction thereof will apply.


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                                                       Dow:
                                                       CLEA:


     (b) An allowance of one (1) hour without charge for spotting and one (1) hour without charge for pickup will be allowed (see Provision No. 4).

     (c) When, in connection with such spotting, it becomes necessary to move tractor(s) without semi-trailers, the charges in the S.A.C. will apply covering the movement of such tractor(s) for the miles traveled from and the miles traveled to return to the Carrier's terminal from which the tractor(s) was(were) dispatched.

     (d) When spotting is for the purpose of storage, the conditions and charges will be negotiated on a local basis and shown in Appendix II for that site location.

     (e) Carrier agrees that Dow may move Carrier's trailers within Dow's premises; however, Dow will be responsible for any damage incurred to trailers during such movement.

     (f) Dow will be liable for tank cleaning charge as provided in the S.A.C., if applicable, when trailer is released from spotting.

10.  SUNDAY AND HOLIDAY SHIPMENTS

     If Carrier is required by Dow to load, pick-up, unload, or actually deliver on a Sunday or Holiday, the charge in the SAC will apply on a per unit basis.

     The intent is to compensate Carrier for "call-out" of local drivers to perform this work. The charge does not apply if the shipment is enroute over a Sunday or Holiday, but is loaded or unloaded (picked up or delivered) on any other day.

     The term "holiday" is hereby defined to include the following days or the day on which they are celebrated:

     New Year's Day           Independence Day           Thanksgiving Day
     Good Friday              Labor Day                  Christmas Day
     Memorial Day

     Carrier reserves the right to perform service on Sundays and Holidays (not requested, but consented to, by shipper upon Carrier's request) for operating reasons, in which case extra charges herein do not apply.

11.  STOP-OFF IN TRANSIT TO COMPLETE LOADING AND/OR FOR PARTIAL DELIVERY

                                                       Page: AI-5 Date: 06/17/96
                                                       Dow:
                                                       CLEA:


     (a) Except as otherwise provided, shipments may be stopped in transit to complete loading and/or partial delivery.

     (b) A shipment loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, shall be considered as being stopped in transit to complete loading and/or partial delivery under the conditions of this provision.

     (c) A shipment stopped in transit for partial delivery may be delivered to two or more consignees within the corporate limits of a single destination or may be delivered to two or more consignees at two or more destinations.

     (d) To determine the mileage on shipments loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this provision.

     (e) To determine the mileage on shipments loaded at two or more places which are not all within the corporate limits of a single point and/or delivered to two or more places which are not all within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this Provision.

     (f)  To determine the applicable mileages for shipments made in paragraphs
          (d) and (e) of this provision, the Rand McNally MILEMAKER will apply and shall start at the point of loading and include the miles traveled by the vehicle via all stop-in-transit points to final destination or to the point at which the vehicle discharges the last portion of its cargo. Mileages so computed shall be used to determine the applicable rate for the entire shipment and shall apply on the number of gallons or pounds of commodity loaded at origin, subject to the minimums provided herein.

     (g) In addition to all other lawful charges, an additional stop-off charge, as stated in the S.A.C., will apply. Such charge shall not be assessed at the origin or final destination.

     (h) Aggregate total loading or unloading times will be charged for in accordance with Provision No. 4.

12.  WEIGHING VEHICLES

     Unless otherwise provided, freight charges shall, at Dow's option, be based on one of the following methods of weight determination:

                                                       Page: AI-6 Date: 06/17/96
                                                       Dow:
                                                       CLEA:


     (a) The description of the commodity and the weight of the shipment shall be shown by Dow on the shipping order or bill of lading.

     (b) Dow shall show on shipping order or bill of lading the specific gravity at temperature loaded.

     (c) Dow shall show on shipping order or bill of lading the weight per gallon at temperature loaded.

     (d) The party which requests independent weighing of a shipment should pay weighing charge and all ensuing charges related to time and distance.

     In the absence of election of one of the foregoing methods, where a vehicle is weighed on public scale at the request of Dow or consignee, a charge (see the S.A.C.) shall be assessed for each weighing in addition to all other lawful charges.

     Time consumed in weighing vehicle, before or after loading, or both, at the point of shipment, shall be considered as part of time for loading and subject to charges set forth in Provision No. 4.

     Time consumed in weighing vehicle, before or after unloading, or both, at the point of destination, shall be considered as time for unloading and subject to charges and other provisions as set forth in Provision No. 4.

     Carrier shall provide Dow and/or consignee with a calibration chart for the trailer utilized.

13.  ACCESSORIAL AND EMERGENCY SERVICES

     Accessorial and emergency service will be provided, if practicable, and such service charges shall be in accordance with the S.A.C.

     On Sundays and Holidays, time shall begin when Carrier's equipment leaves Carrier's terminal and continue until equipment is returned to the Carrier's terminal from which dispatched. Weekdays time will be computed Dow gate to gate. Any delay directly attributable to the Carrier will be subtracted from the total time. Time of equipment departure and arrival at the terminal will be indicated on the bill of lading or freight bill for each shipment.

                                                       Page: AI-7 Date: 06/17/96
                                                       Dow:
                                                       CLEA:


13A. ASSISTANCE FROM OR EVACUATION OF POWER VEHICLE BY SECOND DRIVER -
     LOADING/UNLOADING

     When a two-person sleeper team is required to handle a shipment and Dow or the consignee requires the second person to assist in loading and/or unloading or to evacuate the power vehicle a charge (see the S.A.C.) will apply. Time to be computed from the time the Carrier's equipment arrives at the loading or unloading gate until the time the Carrier's equipment departs from the loading or unloading gate.

     Charges set forth in the S.A.C. will be in addition to all other applicable charges and shall be paid by the party requesting this service.

14.  TANK CLEANING AND HEEL DISPOSAL

     When Carrier is requested to furnish a trailer for the transportation of products, which, because of its inherent nature requires cleaning and waste disposal before the trailer can be returned to service, the charges set forth in the S.A.C. will apply on the initial loading. These charges are in addition to all other lawful charges assessed against the shipment.

     Charges shall not be made on subsequent loading of the same trailer so long as said trailer remains continuously in the exclusive use of the same consignor, unless such consignor requests that the trailer be cleaned after delivery of any of these loadings, in which case the applicable additional charges shall be applied on the next loading of these products following such requested cleaning.

     When two or more products are shipped at one time in a compartmented trailer, the applicable cleaning charge will be the highest applicable charge on any product in the trailer.

15.  SPECIAL EQUIPMENT AND SERVICE

     When special equipment as listed below is required or requested by the consignor or consignee prior to movement of the shipment, such equipment, if available, will be furnished by Carrier subject to charges in the S.A.C. Air Blowers, Air Compressors, Air Dryers, Nozzles, and Pumps will be provided, as requested, without charge.

     (a)  Compartmented Trailers.

     (b) Heating-in-transit Service: Except as otherwise provided, Carrier will, upon request of consignor or consignee, furnish, if available, a trailer and/or tractor equipped with a controlled heating-in-transit system subject to the charges in the S.A.C.

                                                       Page: AI-8 Date: 06/17/96
                                                       Dow:
                                                       CLEA:


     (c) Heating Service: When, upon request, of consignor or consignee, a shipment is stopped in transit for the purpose of heating the lading by steam or any other means, the charges in the S.A.C. will apply.

          Carrier will apply heat for the length of time prescribed by the consignor or consignee. Heating time will be deemed to start at the time heat is applied to the lading and shall end when the heat is removed.

          It shall be the responsibility of the consignor or consignee to make arrangements for the use of steam and other heating facilities at its own expense, although Carrier will, if requested, attempt to locate such facilities and make arrangements for their use provided, however, that the consignor or consignee shall agree to be responsible for any expense incurred for the use of such facilities.

          Time consumed by heating at consignor's site of pick up and/or consignee's site of delivery shall be considered as loading and/or unloading time and shall be charged for as provided in Provision No. 4.

     All charges set forth in this provision shall be in addition to all other lawful charges assessed against the shipment.

     16.  OVERNIGHT AND WEEKEND LAYOVER

     OVERNIGHT

     (a) When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a day between Monday and Friday, inclusive or on Saturday or Sunday if so requested by Dow or consignee, and Dow or consignee cannot complete loading and/or unloading on the date of arrival, the time the vehicle is detained between 8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged for according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained until 8:00 a.m. the following morning at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. until 8:00 a.m. the following morning and in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for each overnight layover will apply.

          If the vehicle (tractor and/or trailer) is further detained, charges outlined above or in paragraph (b) below, as applicable, will be the same as if the vehicle had just arrived, except that no time without charge as provided for in the terms of Provision No. 4 will apply.

                                                       Page: AI-9 Date: 06/17/96
                                                       Dow:
                                                       CLEA:


     WEEKEND LAYOVERS

     (b) When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a Friday, and Dow or consignee cannot complete loading and/or unloading on the day of arrival, the time the vehicle is detained between 8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained over the weekend until 8:00 a.m. Monday at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. on Friday, or the time the driver was released if later than 5:00 p.m. until 8:00 a.m. Monday morning and, in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for such weekend layover will apply.

          If the vehicle (tractor and/or trailer) is further detained, charges outlined in paragraph (a) will apply the same as if the vehicle had just arrived, except that time without charge as provided for in Provision No. 4 will apply.

     When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination at a time other than between 8:00 a.m. and 5:00 p.m. and, when due to compliance with Dow and/or consignee instructions, a layover is required to complete loading and/or unloading, charges for detention time after 5:00 p.m. as provided in paragraph (a) and (b) above, whichever applies will be applicable.

17.  SERVICE PERFORMANCE

     Carrier understands and agrees to have its performance measured by Dow using the "Measurement of Quality Performance" methodology, a copy of which is made a part of this Contract as Appendix III.

18.  CLEANING AND WASTE DISPOSAL

     Carrier warrants that he will perform all duties of a "generator" as identified by the EPA in 40 CRF 260.10 and that any cleaning facilities used will meet all Resource Conservation and Recovery Act requirements.

19.  DRUMMING FROM TANK TRAILERS

     Carrier will not off-load hazardous materials (as defined by DOT) from trailers into drums. If consignee should request Carrier to do this, Carrier shall refuse and notify Dow of same. Products designated as combustible are exempt from this policy.

                                                      Page: AI-10 Date: 06/17/96
                                                      Dow:
                                                      CLEA:


20.  CURRENCY

     Freight rates and/or charges applicable under the terms or Provisions of this Contract shall be stated and payable in U.S. funds only.

21.  ALTERNATION OF RATES

     In Appendix II, where there is a conflict between tabular rates (mileage based) and point-to-point commodity rates, the rate that produces the lowest line haul transportation charge will apply.

     When shipments to, from, and between the United States and Canada are tendered and when there is a Dow Canada and a Dow U.S.A. contract, then the lowest contract freight rate in either contract will apply on either a prepaid or collect basis and the payment will be in U.S. funds only.

22.  ARBITRATION

     If any disputes or differences in interpretation arise other than provided under Provisions 1 through 21 above, such disputes will be resolved by negotiations between the two parties or by a mutually agreed upon arbitrator.

                                                 Page: SAC-1(IB) Date 06/17/96
                                                 Dow:
                                                 CLEA:


                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------


                         PROVISION (NO.)                                                     CHARGE
-----------------------------------------------------------       ---------------------------------------------------------
Detention (4)                                                     Net debits under an averaging agreement for
                                                                  loading and unloading detention billed at $45/hour
                                                                  on a quarterly basis.

Cancelled Vehicle (5)                                             $140.

Diversion/Reconsignment (6)                                       $35.

Rejected Shipments (8)                                            50% Of outbound line haul rates; minimum of $165
                                                                  and minimum of $1.30/mile.

Spotting for Line Haul Movements (9)                              $110 Each 24 hour period or fraction thereof
                                                                  Tractor only: Sl.41/mile; $65 minimum

Spotting for Storage (9)                                          Determined by local contract terms and charges as
                                                                  listed in Appendix 11.

Sunday and Holidays (10)                                          $195.

Stop-off Intransit (11)                                           $45.

Weighing Vehicles (12)                                            $20.

Accessorial and Emergency Service (13)                            Sunday and Holidays:     01:8905
                                                                     $45 each hour; 8 hours minimum.
                                                                     All other days:       01:8906
                                                                     $45 each hour; 4 hours minimum.

Assistance from or Evacuation of                                  $5 For each 15 minute period or fraction thereof will
Power Vehicle by Second Driver:                                   be assessed if second driver is required to assist in
Loading/Unloading (13A)                                           loading/unloading or evacuation from his unit.

Tank Cleaning and Heel Disposal (14)                              A. $125 Standard products.
                                                                  B. $190 (See Attachment A)
                                                                  C. $500 (See Attachment A)
                                                                  D. Determined by local contract terms and charges
                                                                     as listed in Appendix II.

                                                 Page: SAC-2(IB) Date 06/17/96
                                                 Dow:
                                                 CLEA:


                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------


                         PROVISION (NO.)                                                     CHARGE
-----------------------------------------------------------       ---------------------------------------------------------
Special Equipment and Service (15)                                A. $90 For compartmented trailers.

                                                                  B. $45 Heating-in-transit (tractor only).
                                                                     $85 Heating-in-transit (tractor and trailer).

                                                                  C. Heating Service:
                                                                     Note A   Note B
                                                                      $45      $11    Weekdays (excluding holidays).
                                                                      $55      $13    Saturdays.
                                                                      $65      $17    Sundays and holidays.

                                                                     Note A:  Applies for the first hour or fraction
                                                                              thereof.

                                                                     Note B:  Applies for each additional fifteen
                                                                              minutes or fraction thereof.

Overnight and Weekend Layovers (16)                                  $200 single driver    -   overnight
                                                                     $275 sleeper team     -   overnight
                                                                     $600 single driver    -   weekend
                                                                     $1,760 sleeper team   -   weekend
If inbound line haul charges are rated from
another shipper's contract, Dow contract
accessorial charges will apply (17)

                                                 Page: SAC-3(IB) Date 06/17/96
                                                 Dow:
                                                 CLEA:


                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                  Attachment A


                      CATEGORY                                           PRODUCTS
--------------------------------------------------     ---------------------------------------------
A. STANDARD CLEANING                                   ALL PRODUCTS NOT OTHERWISE SPECIFICALLY
   $125 PER CLEANING                                   LISTED IN CATEGORIES B, C, OR D.


B. HARD TO CLEAN                                       2-4-D ACID BUTYL ESTER
   $190 PER CLEANING                                   2-4-D ACID ISOOCTYL ESTER
                                                       2-4-D BUTOXYETHYL ESTER
                                                       2-4-D DIETHANOLAMINE SALT 5
                                                       2-4-D ISOPROPYLAMINE SALTS
                                                       2-4-D MCPP INTERMEDIATE 4851A
                                                       2-4-D TEA-4
                                                       2-4-D TRIISOPROPAL AMINE SALT
                                                       2-4-D ISOOCTYL ALCOHOL
                                                       2-4-D ISOOCTYL D
                                                       DOW DMA-6 SEQUESTERED
                                                       DOW DMA-6 UNSEQUESTERED
                                                       EPOXY RESINS
                                                       ESTERON 99 CONCENTRATE 2-4-D
                                                       HAZARDOUS WASTE, LIQUID
                                                       SYNTHETIC LATEX/LIQUID RUBBER
                                                       TELONE*

                                                       (2-4-D IS AN ABBREVIATION FOR 2-4-DICHLORO
                                                       PHENOXY ACETIC ACID)

C. DIFFICULT TO CLEAN                                  DICHLOROTETRAFLUOROPYRIDINE
   $500 PER CLEANING                                       (DCTFP)
                                                       PHENOL

D. EXCEPTIONS                                          PRODUCTS TO BE DETERMINED BY LOCAL
                                                       CONTRACT TERMS AND CHARGES WILL BE
                                                       LISTED SEPARATELY IN APPENDIX II.

*TRADEMARK OF THE DOW CHEMICAL COMPANY

                                                 Page: II-1(L/M) Date 06/17/96
                                                 Dow:
                                                 CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 100       50:5000
Origin:        Louisville, KY
Destination:   Lockland, OH and Middletown, OH
Equipment:     Multi-compartment trailer
Rate:          $l.30/dead head mile

                                                 Page: II-1(MID) Date 06/17/96
                                                 Dow:
                                                 CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 100       03:0322

Origin:        Points in U.S. excluding Michigan
Destination:   Midland, MI and Bay City, MI
Commodity:     Liquid Commodities in MC-307 trailer (reloadable 2/1 type only)
Rate:          $l.75/1oaded mile

Item 200       01:2009

Origin:        Bay Minette, AL
Destination:   Midland, MI
Commodity:     Liquid Chemicals in shipper-owned container on carrier provided chassis
Rate:          $3,282/shipment
               No allowance for use of shipper-provided chassis.

                                                 Page: II-1(MIS) Date 06/17/96
                                                 Dow:
                                                 CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 100

Origin:        Points in Texas
Commodity:     General Chemicals in stainless steel single compartment trailers in non-dedicated, reloadable service.

               Destination                                            Rate/Mile

04:4500        CT, DE, GA, IL IN, KY, MA, MD, MI (Except                $2.26
               Midland), NC, NJ, NY, OH, PA, RI, SC, VA,
               WV, ON and PQ

04:0400        Canada except ON and PQ                                   3.00

04:4505        AL, MS, MO, TN                                            2.58

04:4510        CA                                                        2.60

04:4525        LA                                                        2.14

04:4515        All other states except TX and as                         2.81
               otherwise provided herein.

Item 200       04:4590

Origin:        Points in Texas
Destination:   Points in U.S. (except Texas) and Canada
Commodity:     Liquid Commodities transported in multi-compartment trailer.

Rate:          $2.85/1oaded mile

                                             Page: II-2(MIS) Rev 1 Date 12/13/96
                                             Dow:
                                             CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 300     01:0005
oOrigin:     Between Midland, MI and Bay City, MI and Harbor Beach MI and
Destination: Points in the U.S. (except MI, AX, HI) and Canada
Commodity:   LIQUID AND DRY CHEMICALS (not specified in Item 200) transported in single compartment, non-reloadable or multi-compartment trailers.

                   Miles                        Rate/Loaded Mile
             ---------------                    ----------------
                0  -  100                            $ 2.85
              101  -  200                              2.69
              201  -  400                              3.05
              401  -  800                              3.10
              801  -  1000                             2.93
             1001  -  Over                             3.00

Cleaning:     Rate of $190/1oad on Intrastate Michigan moves of latex liquid only.

Item 400      01:0270

Origin:       Channahon, IL
Destination:  Points in the U.S. and Ontario
Commodity:    Liquid Commodities transported in multi-compartment MC-307 trailer
Rate:         $3.05/1oaded mile

Item 500      01:0280

Origin:       Channahon, IL
Destination:  Points in Manitoba, Alberta, Quebec, British Columbia,
              Saskatchewan and New Brunswick
Commodity:    Liquid Commodities transported in multi-Compartment MC-307 trailer
Rate:         $3.18/1oaded mile

o Denotes Change

                                                 Page: II-3(MIS) Date 06/17/96
                                                 Dow:
                                                 CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 600

Origin:     Channahon, IL

Commodity:  Liquid Commodities transported in MC-307 single compartment trailers

                                                                                           Rate Per
            Destination                                                                  Loaded Mile
            -----------                                                                  -----------

01:0125     LA                                                                              $1.80

            AL, DC, DE, FL, IN, KY,                          MILES
01:0130     MD, ME, MI, MS, NC, NH,                         10 - 150                         3.00
            SC, VT, VA                                     151 & Over                        2.60

01:0272     OH                                                                               2.25

01:0273     OH (Counties of: Meigs, Gallia, Lawrence, Scioto,                                2.60
            Pike, Jackson and Vinton)

01:0183     CT, MA, PA, NJ, NY, RI, WV, Ontario                                              2.10

01:0184     TN                                                                               2.60

01:0185     Tildale, GA (Dalton, GA)                                                         1.75

01:0186     GA (all other points)                                                            2.25

01:0187     TX (Counties of: Brazoria, Chambers, Ft. Bend,                                   1.75
            Galveston, Harris, Jefferson and Montgomery)

01:2090     TX (Dallas and Tarrant counties)                                                 2.25

01:0188     TX (all other points)                                                            2.50

01:0132     Points in US including Illinois in continuation of                               2.85
            an interstate move

01:0271     Points in Manitoba, Alberta, Quebec, British                                     3.00
            Columbia, Saskatchewan and New Brunswick

                                                 Page: II-1(MUS) Date 09/01/96
                                                 Dow:
                                                 CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 100       03:0326
Origin:        Delaware City, DE
Destination:   Muskegon, MI
Commodity:     Liquid Commodities in MC-307 trailer
Rate:          $2.05/loaded mile
               This rate applies only on inbound shipments for Dow.
Cleaning:      $125 when cleaned.

                                                 Page: II-1(MX) Date 06/17/96
                                                 Dow:
                                                 CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 100       04:4521
Origin:        Points in Texas
Destination:   Points in Mexico
Commodity:     Liquid Commodities
Rate:          $3.00/1oaded mile
               On shipments to Mexico to be transported via the international boundary at any point in Texas, an extra charge of $200/round trip crossing will be applicable in addition to all other charges.

                                                 Page: II-1(PITT) Date 06/17/96
                                                 Dow:
                                                 CLEA:



                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 100

Destination:  Pittsburgh, CA
Commodity:    Liquid Chemicals transported in single compartment MC-307 trailer

           Origin:                                                     Rate/Mile
           -------                                                     ---------

22:2200    LA, MS, TX                                                    $2.05
22:2201    AL, CT, DE, GA, IL KY, MD, MI, NC, NJ, PA, SC                  2.10
22:2202    MA, NY, RI, TN, VA                                             2.20
22:2203    AR, FL, IN, NH, VT, WI, WV                                     2.40
22:2204    ME, MO                                                         2.60
22:2205    MN, IA                                                         2.80
22 2206    CO, KS, MT, ND, NE, NM, SD, WY                                 3.25
22:2207    AZ, ID, OR, UT, WA                                             3.30
22:2208    NV                                                             3.45

                                                 Page: II-1(SAR) Date 06/17/96
                                                 Dow:
                                                 CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 100      01:0900
Origin:       Charleston, SC
Destination:  Sarnia, ON
Commodity:    Liquid Commodities in MC-307 single compartment, reloadable trailers
Rate:         $1.75/loaded mile

                                                 Page: II-1(TIL) Date 06/17/96
                                                 Dow:
                                                 CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

Item 100      01:0290
Origin:       Points in the U.S.
Destination:  Tildale, GA
Commodity:    Liquid Commodities in single compartment MC-307 trailer
Rate:         $l.75/1oaded mile

                                                Page: AI-1       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman



                                   APPENDIX I

                                      BULK

ADDITIONAL CONTRACT PROVISIONS

1. COMMON CARRIER SERVICE NOT EXCLUDED

   The normal operations of Carrier as a motor Common Carrier shall not be affected by this Contract, nor shall Carrier be precluded from performing transportation services for Dow as a Common Carrier in connection with transportation services outside the scope of this Contract.

2. COMPUTATION OF MILEAGE

   Distances between all points shall be based upon Rand McNally MILEMAKER System as determined from the Household Goods Carriers' Bureau Milage Guide No. 14 or reissues thereof.

3. CONDITION OF TANKS TENDERED FOR LOADING

   Carrier will supply "clean, dry, and free of contaminating odor" tank equipment of the type needed for the product involved. Pumps and hoses must be free of contaminants, and hose ends (when not in use) must be protected from contamination.

4. DETENTION

   (a) Except as otherwise more specifically provided for in Appendix II of this Contract, two for loading without charge at any Dow or Dow designated location and two for unloading without charge at any consignee's location will be allowed.

   (b) A charge (see Standard Accessorial Chart (Hereinafter "S.A.C.")) for each hour or fraction thereof shall be assessed for the time Carrier's equipment is detained through no fault of the Carrier to complete the act of loading or unloading after the expiration of the times for these acts as specified in paragraph (a) of this Provision.

   (c) Any detention charge is not to exceed the amount as stated in the S.A.C. for any given 24 hour period.

   (d) If Dow causes the detention, Dow will pay. If consignee causes the detention, Carrier will bill the consignee. On stop-off shipments Carrier will bill the Dow shipping location for all unloading detention on a separate invoice.

                                                Page: AI-2       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman



   (e) Time for loading is to be computed from the time of arrival of Carrier's equipment at the Dow scales to the time of departure from Dow's scales. Time for unloading is to be computed from the time of arrival of Carrier's equipment at any consignee's gate to the time of departure from consignee's gate.

5. CANCELLED VEHICLES

   Except as otherwise provided (see Exception), when a tractor-trailer unit is ordered by Dow and such order is subsequently cancelled or postponed by Dow after the vehicle has been dispatched from the Carrier's terminal, the charges in the S.A.C. will apply. In addition, the terms of Provision No. 4 will apply, except that no time without charge shall be allowed.

Exception:  When the vehicle ordered is subsequently cancelled for the shipment of the commodity for which it was specifically ordered, but such vehicle is used in the shipment of the same commodity to a different destination, or is used in a shipment of a different commodity to the same destination or a different destination, the terms of this Provision will not apply if the vehicle, as presented, is acceptable for loading without cleaning, and if the vehicle is of an acceptable capacity to Dow. Furthermore, if cancellation is communicated to Carrier more than two hours prior to scheduled departure, this Provision does not apply.

6. DIVERSION OR RECONSIGNMENT

   Shipments moving on rates named in this Contract may be diverted or reconsigned in transit or at billed destination, subject to the following conditions:

   (a) The term "Diversion or Reconsignment" means a change in the name of consignee and/or destination of the entire shipment, or any other instructions given to the Carrier requiring an addition to, or change in, billing necessary to effect delivery or involving an additional movement of equipment.

   (b) On shipments diverted or reconsigned to a place of unloading within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rate from point of origin to destination will apply, in addition to the charge provided in the S.A.C.

   (c) On a shipment diverted or reconsigned to a place of unloading not within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rates (see Exception) shall be determined from mileage tables herein based on the mileage from point of origin to final destination over the route of actual movement as per Dows' instruction computed in accordance with Provision No. 2, and will apply in addition to the charges provided in the S.A.C.

                                                Page: AI-3       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman



Exception:  When point of diversion or reconsignment is on the most direct highway route and is intermediate to the final destination, the rate to the final destination will apply.

   (d) On such movements, freight charges will be computed on the actual loaded movement miles.

   (e) The charge, (see S.A.C.) for each diversion or reconsignment, is in addition to all other applicable charges. This charge will be billed to company requesting diversion or reconsignment.

   (f) Time consumed in waiting for orders under this provision will be considered part of unloading time, and detention charges will be assessed as provided in Provision No. 4 above, if time without charge has elapsed.

   (g) A request for diversion or reconsignment must be made or confirmed in writing by the shipper. (Preferably with an amended bill of lading or shipping notice being presented to the Carrier.)

7. HOSE

   When hose is required or requested to effect either pickup or delivery, or both, of a single shipment, then either a two, three, or four inch inside diameter hose length(s) will be provided. All hoses will be provided without charge.

8. REJECTED SHIPMENTS

   If, for any reason not ascribable to the Carrier or its personnel, a shipment is rejected by the consignee at destination, notification to Dow shall be given in writing, telephone, or telegraph, requesting disposition.

   The charges to be applied on such rejected, returned shipments shall be in accordance with the S.A.C. as applied to the outbound shipment rates as published from the original point of origin to the original point of destination on the date of the returned shipment and shall be based on the actual weight of the product returned. Time consumed waiting for orders under this provision will be considered as part of unloading time, and detention charges will be assessed in accordance with Provision No. 4.

9. SPOTTING NON-POOLED SEMI-TRAILERS FOR LINE HAUL MOVEMENTS OR STORAGE

   (a) Except as otherwise provided, when, for Dow's convenience, Carrier is requested or required to place and leave a single semi-tank trailer on the premises of Dow, or any other practical site they may designate for the purpose of loading or unloading for a line haul movement a charge in accordance with the S.A.C. for each 24 hour period or fraction thereof will apply.

   (b) An allowance of one (1) hour without charge for spotting and one (1) hour without charge for pickup will be allowed (see Provision No. 4).

                                                Page: AI-4       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman


   (c) When, in connection with such spotting, it becomes necessary to move tractor(s) without semi-trailers, the charges in the S.A.C. will apply covering the movement of such tractor(s) for the miles travelled from and the miles travelled to return to the carriers terminal from which the tractor(s) was (were) dispatched.

   (d) When spotting is for the purpose of storage, the conditions and charges will be negotiated on a local basis and shown in Appendix II for that site location.

   (e) Carrier agrees that Dow may move Carrier's trailers within Dow's premises; however, Dow will be responsible for any damage incurred to trailers during such movement.

   (f) Dow will be liable for tank cleaning charge as provided in the S.A.C., if applicable, when trailer is released from spotting.

10. SUNDAY AND HOLIDAY SHIPMENTS

   If Carrier is required by Dow to load, pick-up, unload, or actually deliver on a Sunday or Holiday, the charge in the SAC will apply on a per unit basis.

   The intent is to compensate Carrier for "call-out" of local drivers to perform this work. The charge does not apply if the shipment is enroute over a Sunday or Holiday, but is loaded or unloaded (picked up or delivered) on any other day.

   The term "holiday" is hereby defined to include the following days or the day on which they are celebrated:

New Year's Day      Canada Day                          Thanksgiving Day
Good Friday         St. Jean Baptiste (PQ only)         Christmas Day
Victoria Day        Civic Holiday (ON only)             Labour Day

   Carrier reserves the right to perform service on Sundays and Holidays (not requested, but consented to, by shipper upon Carrier's request) for operating reasons, in which case extra charges herein do not apply.

11. STOP-OFF IN TRANSIT TO COMPLETE LOADING AND/OR FOR PARTIAL DELIVERY

    (a) Except as otherwise provided, shipments may be stopped in transit to complete loading and/or partial delivery.

    (b) A shipment loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, shall be considered as being stopped in transit to complete loading and/or partial delivery under the conditions of this provision.

    (c) A shipment stopped in transit for partial delivery may be delivered to two or more consignees within the corporate limits of a single destination or may be delivered to two or more consignees at two or more destinations.

                                                Page: AI-5       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman




    (d) To determine the mileage on shipments loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this provision.

    (e) To determine the mileage on shipments loaded at two or more places which are not all within the corporate limits of a single point and/or delivered to two or more places which are not all within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this Provision.

    (f) To determine the applicable mileages for shipments made in paragraphs
    (d) and (e) of this provision, the Rand McNally MILEMAKER will apply and shall start at the point of loading and include the miles travelled by the vehicle via all stop-in-transit points to final destination or to the point at which the vehicle discharges the last portion of its cargo. Mileages so computed shall be used to determine the applicable rate for the entire shipment and shall apply on the number of gallons or pounds of commodity loaded at origin, subject to the minimums provided herein.

    (g) In addition to all other lawful charges, an additional stop-off charge, as stated on the S.A.C., will apply. Such charge shall not be assessed at the origin or final destination.

    (h) Aggregate total loading or unloading times will be charged for in accordance with Provision No. 4.

12. WEIGHING VEHICLES

    Unless otherwise provided, freight charges shall, at Dow's option, be based on one of the following methods of weight determination:

    (a) The description of the commodity and the weight of the shipment shall be shown by Dow on the shipping order or bill of lading.

    (b) Dow shall show on shipping order or bill of lading the specific gravity at temperature loaded.

    (c) Dow shall show on shipping order or bill of lading the weight per gallon at temperature loaded.

    (d) The party which requests independent weighing of a shipment should pay weighing charge and all ensuing charges related to time and distance.

                                                Page: AI-6       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman



    Time consumed in weighing vehicle, before or after loading, or both, at the point of shipment, shall be considered as part of time for loading and subject to charges set forth in Provision No. 4.

    Time consumed in weighing vehicle, before or after unloading, or both, at the point of destination, shall be considered as time for unloading and subject to charges and other provisions as set forth in Provision No. 4.

    Carrier shall provide Dow and/or consignee with a calibration chart for the trailer utilized.


13. ACCESSORIAL AND EMERGENCY SERVICES

    Accessorial and emergency service will be provided, if practicable, and such service charges shall be in accordance with the S.A.C.

    On Sundays and Holidays, time shall begin when Carrier's equipment leaves Carrier's terminal and continue until equipment is returned to the Carrier's terminal from which dispatched. Weekdays time will be computed Dow gate to gate. Any delay directly attributable to the Carrier will be subtracted from the total time. Time of equipment departure and arrival at the terminal will be indicated on the bill of lading or freight bill for each shipment.

13A. ASSISTANCE FROM OR EVACUATION OF POWER VEHICLE BY SECOND DRIVER
     - LOADING/UNLOADING

    When a two-person sleeper team is required to handle a shipment and Dow or the consignee requires the second person to assist in loading and/or unloading or to evacuate the power vehicle a charge (see the S.A.C.) will apply. Time to be computed from the time the Carrier's equipment arrives at the loading or unloading gate until the time the Carrier's equipment departs from the loading or unloading gate.

    Charges set forth in the S.A.C. will be in addition to all other applicable charges and shall be paid by the party requesting this service.

14. TANK CLEANING AND HEEL DISPOSAL

    When Carrier is requested to furnish a trailer for the transporation of products, which, because of its inherent nature requires cleaning and waste disposal before the trailer can be returned to service, the charges set forth in the S.A.C. will apply on the initial loading. These charges are in addition to all other lawful charges assessed against the shipment.

    Charges shall not be made on subsequent loading of the same trailer so long as said trailer remains continuously in the exclusive use of the same consignor, unless such consignor requests that the trailer be cleaned after delivery of any of these loadings, in which case the applicable additional charges shall be applied on the next loading of these products following such requested cleaning.

                                                Page: AI-7       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman


    When two or more products are shipped at one time in a compartmented trailer, the applicable cleaning charge will be the highest applicable charge on any product in the trailer.

15. SPECIAL EQUIPMENT AND SERVICE

    When special equipment as listed below is required or requested by the consignor or consignee prior to movement of the shipment, such equipment, if available, will be furnished by Carrier subject to charges in the S.A.C. Air Blowers, Air Compressors, Air Dryers, Nozzles, and Pumps will be provided, as requested, without charge.

    (a) Heating-in-transit Service: Except as otherwise provided, Carrier will, upon request of consignor or consignee, furnish, if available, a trailer and/or tractor equipped with a controlled heating-in-transit system subject to the charges in the S.A.C.

    (b) Heating Service: When, upon request, of consignor or consignee, a shipment is stopped in transit for the purpose of heating the lading by steam or any other means, the charges in the S.A.C. will apply.

    Carrier will apply heat for the length of time prescribed by the consignor or consignee. Heating time will be deemed to start at the time heat is applied to the lading and shall end when the heat is removed.

    It shall be the responsibility of the consignor or consignee to make arrangements for the use of steam and other heating facilities at its own expense, although Carrier will, if requested, attempt to locate such facilities and make arrangements for their use provided, however, that the consignor or consignee shall agree to be responsible for any expense incurred for the use of such facilities.

    Time consumed by heating at consignor's site of pick up and/or consignee's site of delivery shall be considered as loading and/or unloading time and shall be charged for as provided in Provision No. 4.

    All charges set forth in this provision shall be in addition to all other lawful charges assessed against the shipment.

16. OVERNIGHT AND WEEKEND LAYOVER

    OVERNIGHT

    (a) When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a day between Monday and Friday, inclusive or on Saturday or Sunday if so requested by Dow or consignee, and Dow or consignee cannot complete loading and/or unloading on the date of arrival, the time the vehicle is detained between 8:00 a.m.

                                                Page: AI-8       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman


    and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged for according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained until 8:00 a.m. the following morning at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms or Provision No. 4 will not apply from 5:00 p.m. until 8:00 a.m. the following morning and in lieu therof, the charges in the S.A.C. for Single Driver or Sleeper Team for each overnight layover will apply.

    If the vehicle (tractor and/or trailer) is further detained, charges outlined above or in paragraph (b) below, as applicable, will be the same as if the vehicle had just arrived, except that no time without charge as provided for in the terms of Provision No. 4 will apply.

    WEEKEND LAYOVERS

    (b) When Carrier's Vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a Friday, and Dow or consignee cannot complete loading and/or unloading on the day of arrival, the time the vehicle is detained between 8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged according to the terms of Provision No. 4 If the vehicle (tractor and/or trailer) is detained over the weekend until 8:00 a.m. Monday at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. on Friday, or the time the driver was released if later than 5:00 p.m. until 8:00 a.m. Monday morning and, in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for such weekend layover will apply.

    If the vehicle (tractor and/or trailer) is further detained, charges outlined in paragraph (a) will apply the same as if the vehicle had just arrived, except that time without charge as provided for in Provision No. 4 will apply.

    When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination at a time other than between 8:00 a.m. and 5:00 p.m. and, when due to compliance with Dow and/or consignee instructions, a layover is required to complete loading and/or unloading, charges for detention time after 5:00 p.m. as provided in paragraph (a) and (b) above, whichever applies will be applicable.

17. SERVICE PERFORMANCE

    The Dow - Carrier Quality Team will review and assess the performance of the Carrier. Joint recommendations will be made to the Carrier to enhance the level of service provided to Dow. The joint Quality Team will meet a minimum of four (4) times per year, unless it is mutually agreed to increase or decrease the number of meetings required. The Carrier will be managing service levels with Dow using the Carrier Self-reporting mechanism set up by Dow.

                                                Page: AI-9       Date: 02/28/95
                                                Dow:
                                                Carrier: Chemical Leaman




18. CLEANING AND WASTE DISPOSAL

    Carrier warrants that he will perform all duties of a "generator" as identified by the EPA in 40 CRF 260.10 and that any cleaning facilities used will meet all Resource Conservation and Recovery Act requirements.

19. DRUMMING FROM TANK TRAILERS

    Carrier will not off-load hazardous materials (as defined by DOT) from trailers into drums. If consignee should request Carrier to do this, Carrier shall refuse and notify Dow of same. Products designated as combustible are exempt from this policy.

20. CURRENCY

    Freight rates and/or charges applicable under the terms or Provisions of this Contract shall be states and payable in both U.S. and Canadian funds only, as defined in Appendix 2.

21. ALTERNATION OF RATES

    In Appendix II, where there is a conflict between tabular rates (mileage based) and point-to-point commodity rates, the rate that produces the lowest line haul transportation charge will apply.

    When shipments to, from, and between the United States and Canada are tendered and when there is a Dow Canada and a Dow U.S.A. contract, then the lowest contract freight rate in either contract will apply on either a prepaid or collect basis and the payment will be in U.S. fund only.

22. ARBITRATION

    If any disputes or differences in interpretation arise other than provided under Provisions 1 through 21 above, such disputes will be resolved by negotiations between the two parties or by a mutually agreed upon arbitrator.

                                                Page: SAC-1     Date: 03/14/97
                                                Dow:
                                                Carrier: Chemical Leaman




                              DOW CHEMICAL CANADA
                      UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

PROVISION (NO.)                   CHARGE

DETENTION (4)                     Zero free time is allowed unless otherwise
                                  specified. Detention @ $8.00 per 1/4 hour increment or fraction thereof (billed in monthly statements)

CANCELLED VEHICLE (5)             $190 cad          $140 usd

DIVERSION/RECONSIGNMENT (6)       $50 cad           $35 usd

REJECTED SHIPMENTS (8)            $2.20 cad/loaded mile    $1.65 usd/loaded mile

SPOTTING FOR LINE HAUL            $150 cad flat             $140 usd flat
MOVEMENTS (9)                     $1.95 cad/mile            $1.46 usd/mile
                                  $70 cad minimum           $55 usd minimum

SPOTTING FOR STORAGE (9)          DETERMINED BY LOCAL CONTRACT
                                  TERMS AND CHARGES AS LISTED IN
                                  APPENDIX II

SUNDAY AND HOLIDAYS (10)          $230 cad          $230 usd

STOP-OFF INTRANSIT (11)           $60 cad           $45 usd



o Denotes Change

                                                Page: SAC-2      Date: 03/14/97
                                                Dow:
                                                Carrier: Chemical Leaman


                              DOW CHEMICAL CANADA
                      UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART


PROVISION (NO.)                       CHARGE
---------------                       ------
ACCESSORIAL AND EMERGENCY             $60 cad/hour               $45 usd/hour
SERVICE (13)                          SUNDAY AND HOLIDAYS; 8 HOURS MINIMUM
                                      OTHER DAYS; 4 HOURS MINIMUM

ASSISTANCE FROM OR EVACU-             $7 cad or $5 usd FOR EACH 15 MINUTE PERIOD
ATION OF POWER VEHICLE                WILL BE ASSESSED IF SECOND DRIVER IS
BY SECOND DRIVER:                     REQUIRED TO ASSIST IN LOADING/
LOADING/UNLOADING (13A)               UNLOADING OR EVACUATE FROM HIS UNIT

TANK CLEANING AND                     Caustic Soda        $175 cad      $125 usd
HEEL DISPOSAL (14)                    Latex               $185 cad
                                      Other               $150 cad
                                      Glycol              $180 cad
                                      Dry Bulk Conversion $250 cad
                                        Wash
SPECIAL EQUIPMENT                     A. tractor:                $60 cad          $45 usd
AND SERVICE (15)                         tractor and trailer:    $110 cad         $85 usd
                                      B. heating:                $60 cad/hr       $45 usd/hr
                                                                 $15 cad/1/4hr  $11.25 usd/1/4 hr

OVERNIGHT AND                         $210 cad SINGLE DRIVER    -OVERNIGHT
WEEKEND LAYOVERS (16)                 $290 cad SLEEPER TEAM     -OVERNIGHT
                                      $630 cad SINGLE DRIVER    -WEEKEND
                                      $1,760 cad SLEEPER TEAM   -WEEKEND
                                      $200 usd SINGLE DRIVER    -OVERNIGHT
                                      $275 usd SLEEPER TEAM     -OVERNIGHT
                                      $600 usd SINGLE DRIVER    -WEEKEND
                                      $1,760 usd SLEEPER TEAM   -WEEKEND



o Denotes Change

                                                Page: SAC-3      Date: 03/14/97
                                                Dow:
                                                Carrier: Chemical Leaman



                              DOW CHEMICAL CANADA
                      UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART


PROVISION (NO.)                        CHARGE
---------------                        ------
o SCHEDULE OF MINIMUM                  These minimum charges apply to all linehaul rates
  CHARGES(minimum charge               contained in this Agreement.
  is based on the Rand McNally
  Milemaker miles from origin to       One-Way Billed            Minimum
  destination for each shipment).      Miles/Shipment        Charge/Shipment
                                       --------------        ---------------
                                          0 -  10                $210
                                         11 -  25                 250
                                         26 -  50                 290
                                         51 -  75                 300
                                         76 - 100                 375
                                        101 - 125                 433
                                        126 - 150                 480
                                        151 - 175                 515
                                        176 - 200                 575
                                        201 - 225                 585

o Denotes Change

                                                Page: II-1(MIS)   Date: 03/14/97
                                                Dow:
                                                CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Accessorial Charges: Rules not specified in Dow S.A.C. provision shall default to CLEA 100 Accessorials.

               ALL RATES NOT BROUGHT FORWARD ARE HEREBY CANCELED

Item 100
--------
Origin: Brampton, ON, Cornwall, ON, Corunna, ON, Hamilton, ON, Sarnia, ON, Thunder Bay, ON, Montreal, PQ, Trois Rivieres, PQ, and Varennes, PQ

Commodity:   Liquid Commodities in MC-307, non-dedicated, reloadable trailers


                  Destination                                 Rate/Mile         +       Flat/Charge
                  -----------                                 ---------                 -----------
02:0200           LA, TX                                       $ 1.50           +          -$128
02:0201           Houston, TX (within 100 miles)                 1.50                       -128
02:0202           Dallas, TX (within 100 miles)                  1.78           +           -128
02:0203           AL, AR, CT, DE, FL, GA, IL, KY,                2.15           +           -128
                  KS, MD, MA, MS, NC, NJ, NY, OH,
                  PA, RI, SC, TN, VA, WV
02:0204           AZ, IA, ME, NM, OK                             2.52           +           -128
02:0205           CA                                             2.22           +           -128
02:0206           IN, MN                                         2.76           +           -128
02:0207           CO, WY                                         3.06           +           -128
02:0208           ID, MT, NE, OR, VT, WA                         3.02           +           -128
02:0209           NV                                             2.63           +           -128
02:0210           NH, WI, MO                                     2.32           +           -128
02:0211           ND                                             3.00           +           -128
02:0212           VT                                             2.23           +           -128


Item 200
--------
Origin:      Brampton, ON, Cornwall, ON, Corunna, ON, Hamilton, ON, Sarnia, ON,
             Thunder Bay, ON, Montreal, PQ, Trois Rivieres, PQ, and Varennes, PQ
Commodity:   Liquid or Dry commodities in dedicated trailers
Destination: Points in the U.S.

                  Miles                           Flat Charge       Rate/Mile
                  -----                           -----------       ---------
02:0220       0-130 (Multiple loads only)          $  -34           $  2.68
02:0223       0-149                                   -18              3.15
              150 & Over                              -13              3.05


o Denotes Change

                                                Page: II-2(MIS)   Date: 03/14/97
                                                Dow:
                                                CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Accessorial Charges: Rules not specified in Dow S.A.C. provision shall default to CLEA 100 Accessorials.

Item 300        02:0224
--------
Origin:         Points in Canada
Commodity:      Liquid Commodities in ISO containers
Destination:    Points in the U.S.
o Spotting      $24 usd per day per container
  Charge:       $15 usd per day per chassis

                Rates applicable 7 days per week.


o Denotes Change

                                                Page: II-1(SAR)   Date: 03/14/97
                                                Dow:
                                                CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Accessorial Charges: Rules not specified in Dow S.A.C. provision shall default to CLEA 100 Accessorials.

               ALL RATES NOT BROUGHT FORWARD ARE HEREBY CANCELED

Item 100
--------
Origin:           Sarnia, ON
Commodity:        Liquid Latex in MC-307, dedicated, single compartment trailers
                  Destination                  Flat Charge          Rate/Mile
                  -----------                  -----------          ---------
02:2201           Hannibal, MO                 $  -128              $ 2.75
02:2202           St. Louis, MO                   -128                2.75

Item 200          02:2203
--------
Origin:           Sarnia, ON
Destination:      Channahon, IL
Commodity:        Liquid Styrene Monomer in single compartment trailers
Rate:             $1,134/shipment

                                                Page: II-1(VAR)   Date: 03/14/97
                                                Dow:
                                                CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.



Accessorial Charges: Rules not specified in Dow S.A.C. provision shall default to CLEA 100 Accessorials.

               ALL RATES NOT BROUGHT FORWARD ARE HEREBY CANCELED

Item 100         04:0400
--------
Origin:          Varennes, PQ
Commodity:       Liquid Latex in single compartment trailers
Destination:     Potsdam, NY
Rate:            $568/shipment

                 Detention Free Time: 1 hour for loading; 2 hours for unloading is included in rate

Item 200         04:0402
--------
Origin:          Varennes, PQ
Commodity:       Liquid Latex in MC-307, non-dedicated, single compartment
                 tandem trailers
Destination:     Madawaska, ME
Rate:            $2.75 usd per loaded mile

                 Detention Free Time: 1 hour for loading; 2 hours for unloading is included in rate

Item 300         04:0401
--------
Origin:          Varennes, PQ
Commodity:       Liquid Latex in dedicated, single compartment tri-axle trailers
Destination:     Madawaska, ME
Rate:            $3.30 usd per loaded mile

                 Detention Free Time: 1 hour for loading; 2 hours for unloading is included in rate

                            FOR INTERNAL DISTRIBUTION


Dow Chemical Canada contract #4630-0201 hereby cancels contract #4800-0400 & #4630-0200, any rates not brought forward are canceled.

                                                Page: 1      Date: 09/22/95
                                                Dow:
                                                Carrier: Chemical Leaman



                      UNIFORM BULK MOTOR CARRIER CONTRACT


This is a Contract to provide for international, interprovincial and intraprovincial, where applicable, motor carrier transportation of various cargoes between or among various geographic points, dated the 28th day of February 1995, by and between Chemical Leaman Tank Lines, Incorporated (hereinafter "Carrier") and Dow Chemical Canada Incorporated (hereinafter "Dow").

Dow is a diversified manufacturer of basic chemicals, plastics, specialty products and services and has a need for transportation service in the furtherance of its business. Carrier is a motor carrier desirous of providing transportation service to Dow.

Therefore, in consideration of the premises, covenants and agreements contained herein, the parties agree as follows:

1. Pursuant to this non-exclusive transportation Contract Dow agrees to tender not less than twelve (12) shipments per year to Carrier for transportation and delivery as directed by Dow's Shipping Order/Bill of Lading which will accompany each tender, provided that if Carrier is unable to accomplish such transportation in whole or in part, Dow may make such shipments via other arrangements.

2. Carrier shall receive from Dow such quantities of goods as may be tendered for transportation from time to time, and Carrier shall make all reasonable effort to have the required equipment available, with trailer exteriors and interiors clean and presentable as befits a Dow quality load. Carrier will provide, as requested, a general list of all Carrier controlled or commercial cleaning locations where trailers have been cleaned after transporting Dow produced or purchased products.

3. Carrier shall transport and carry the goods without delay caused by anything in Carrier's control. Any and all occurrences which would be probable or certain cause for delay of delivery shall be immediately communicated to Dow by Carrier. In addition, Carrier will furnish when its capabilities are developed, via electronic data interchange, periodic transmissions of data elements of each Dow shipment and receipt in format specified by the United States Electronic Data Interchange Standards published by the Transportation Data Coordinating Committee, as well as similar data elements for automated payment of freight bills.

4. Dow agrees to pay Carrier, as compensation for such transportation, the rates and charges shown in Appendices I and II to this Contract. All changes must be

                                                Page: 2      Date: 09/22/95
                                                Dow:
                                                Carrier: Chemical Leaman


    approved in writing by both parties. All rates will apply to both prepaid and collect shipments. In the event that the consignee also has a contract rate in effect with the Carrier and the shipment is tendered on a "freight collect" basis, the consignee's contract rate will apply in lieu of rates included in this Contract. If, on collect shipments, consignee fails to pay Carrier's freight bills after Carrier has made a conscientious effort to collect, Dow will pay such freight bills, provided Carrier furnishes proof of efforts to collect from consignee.

5. Carrier personnel (including driving personnel, whether employees of Carrier or of Carrier's agents known as "fleet operators" or "leased operators") will comply with all plant rules and regulations while on Dow's or consignee's plant premises. Carrier shall inform all of its employees and personnel who may come onto such premises of this requirement. Any Carrier employee or person who does not comply with all plant rules and regulations may be summarily rejected and directed to immediately leave the premises at the exclusive risk and expense of the Carrier. Carrier agrees to utilize adequate motor truck equipment and qualified personnel for performance of its obligations under this Contract, an to operate its business at all times in compliance with all applicable federal, state, and local laws, rules, and regulations. Worker's Compensation Insurance for Carrier's drivers or operators, if required, shall be obtained and maintained at the exclusive cost and risk of Carrier.

6. Carrier shall comply with the financial responsibility requirements of the appropriate federal and provincial regulatory agency through which the Carrier operates.

    Carrier shall procure and maintain, at the expense of the Carrier, liability insurance with a reputable and financially responsible insurance carrier properly insuring Carrier against liabilities and claims (a) for injuries to persons (including injuries resulting in death) and damage to property, in an amount, in the case of each casualty, of not less than $5,000,000 cad; and (b) for loss of or damage to freight, in an amount not less than $250,000 cad with respect to each shipment. Carrier shall have his insurance carrier(s) furnish directly to Dow or its contractor certificates that such coverage is in effect, and will instruct carrier to directly notify Dow or its contractor if coverage is cancelled or changed.

7. Carrier shall indemnify, defend, and hold Dow, its employees and agents harmless from claims, demands and causes of action asserted against Dow, its employees or agents, by any other person (including without limitation Carrier's and Dow's employees) for personal injury or death or for loss of or damage to property and resulting from the willful or negligent acts or omissions of Carrier. Dow shall indemnify, defend, and hold Carrier, its employees, agents, and subcontractors harmless from claims, demands, and causes of action asserted against Carrier, its employees, agents, or subcontractors by any other person (including without limitation Dow's and Carrier's employees) for personal injury or death or for loss of or damage to property and resulting from the willful or negligent acts or omissions of Dow. Where personal injury, death, or loss of or damage to property is the result of the joint negligence or misconduct of Dow and Carrier, the parties expressly agree to indemnify each other in proportion to its share of such joint negligence or misconduct.

                                                Page: 3      Date: 09/22/95
                                                Dow:
                                                Carrier: Chemical Leaman


8. Carrier assumes complete responsibility and liability regardless of the fault of any person for all loss of, or damage to, goods transported hereunder, except where caused in whole or in part by Dow's negligence or acts of God in which Carrier had no contributory negligence. In those cases Dow will assume responsibility and liability for only that portion of the loss or damage caused by Dow's negligence and Carrier shall be liable for the remainder. Carrier's responsibility for damage or loss to goods transported shall commence from the time of acceptance at the shipping point until delivery at the proper destination in accordance with Dow's written instructions.

    In the event of loss or damage during transit, except as limited in this paragraph above, Carrier shall pay Dow the full value of the lost or damaged goods plus any and all additional transportation costs. Value of the lost or damaged goods shall be determined by type of sale in the following manner:

    Trade Sale: Dow will provide Carrier with invoice documentation.

    Non-Trade Sale: Value will be determined as reported weekly in the Chemical Marketing Reporter or Dow's Price Book if the product(s) is not covered specifically in the Chemical Marketing Reporter.

    When used in this Contract, "shipping point" means the place where the goods or cargo are tendered by Dow to the custody of Carrier or Carrier's agent for transportation.

    For all shipments rated under this agreement, no claims for overcharges or undercharges will be made by either party after one (1) year from date of shipment.

9. Any assignment of any benefit or obligation of this Contract, in whole or in part, by either party, without the prior express written consent of the other party, shall be void and of no effect.

10. This Contract shall become effective upon the date of the permit (if one is issued) by the appropriate federal or provincial agency, or the last date in the signatory provision below, whichever is later, and shall continue for one (1) year and thereafter from year to year unless:

    (a) cancelled by either party at any time upon thirty (30) days' written notice to the other party at the address stated below; or

    (b) Carrier's loss or revocation of authority (for any reason) by any federal or provincial regulatory body having jurisdiction over Carrier's operation, and/or cancellation of Carrier's insurance policy, in which case this Contract can be terminated immediately; or

    (c) Cancelled by either party upon material breach by the other party of any obligation contained herein.

    Carrier should give Dow immediate notice of the occurrence of any event covered by subsection (b). The obligation contained in paragraphs 7, 8 and 15 shall survive termination of this Agreement.

                                                Page: 4      Date: 09/22/95
                                                Dow:
                                                Carrier: Chemical Leaman



11. Any notices or correspondence in reference to this Contract should be sent via Canada Post, postage prepaid:

         to Carrier at:    Chemical Leaman Tank Lines, Incorporated
                           P.O. Box 734
                           34 Vinemont Drive
                           Fonthill, Ontario, Canada
                           L0S 1E0
                           Attn:   Mr. Wolfgang Liebscher


         to Dow at:        Dow Chemical Canada Incorporated
                           Transportation & Logistics Services Purchasing
                           1425 Vidal Street South, P.O. Box 3030
                           Sarnia, Ontario, Canada
                           N7T 7M1
                           Attn:   Sharon Harding, Motor Carrier Supply Manager
                           Phone:           519-339-3453
                           Fax:             519-339-5112

12. Carrier shall be an independent contractor under this Contract and shall assume all of the rights, obligations and liabilities applicable to it as such. Neither Carrier nor any of its employees or agents shall be considered an employee of Dow, nor shall any partnership, co-venture or joint-employer relationship be created by virtue of this Contract or of its performance. No prior course of dealing or performance between Carrier and Dow shall modify Carrier's status under this Contract as an independent contractor.

13. Dow agrees to pay all uncontested charges within thirty (30) days after receipt of the freight invoice through Dow's payment department or payment agent.

14. This Contract is governed by the laws of the Province of Ontario for general contract matters.

15. Carrier agrees to keep secret all Dow technical and business information which it has received or may receive and not to reveal or to divulge such information to third parties or to use, or to publish it in any manner whatsoever without obtaining Dow's prior written approval; provided, however, that Carrier shall not be bound to keep secret any such information which (a) was known to Carrier prior to the date of the Contract from sources other than Dow, or (b) which is or becomes available to the public without fault on Carrier's part, or (c) which is disclosed to Carrier by a party not related, directly or indirectly, to Dow, who has rightful claim to such information. Carrier shall only use Dow technical and business information to provide the services required under this Contract.

16. This Contract states the entire agreement between the parties and there are no other agreements or understandings whatsoever, expressed or implied.

                                                Page: 5      Date: 09/22/95
                                                Dow:
                                                Carrier: Chemical Leaman


    Amendments or modifications to this Contract must be made in writing, identified as an amendment or modification and signed by both Dow and Carrier. Any term or provision in any prior or subsequent writing to the date of this Contract which is in conflict with any term or provision of this Contract is objected to and rejected.

17. Should any provision of this Contract be determined by competent public authority or court to be invalid or unenforceable, then such invalid or unenforceable provision shall be severed from this Contract without effect on the validity of the remaining provisions.

18. If Carrier accepts instructions from a non-Dow party or consignee, all resultant, legitimate charges will be billed by Carrier to the party causing the charge to occur.

19. In cases whereby Carrier is in a single source position, a policy that does not allow Carrier to turn down requests for transportation of goods is in effect. Carrier will have to make arrangements with other Dow approved carriers for the transportation of all goods from the location where Carrier is the only designated carrier.

The services provided by carrier hereunder are designed to meet the distinct needs of Dow.

In Witness Whereof, the parties have executed this Contract on the date shown below.

Chemical Leaman Tank Lines, Incorporated     Dow Chemical Canada Incorporated

/s/ __[Illegible]______________________      /s/ Sharon Harding
NAME: _________________________________      NAME:  Sharon Harding
TITLE: ________________________________      TITLE: Motor Carrier Supply Manager
DATE: _____10/05/95____________________      DATE:  September 22, 1995

                                                 Page: AI-1 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman

Customer  Dow Canada
Contract #  4800
Addendum I. D.  00BP
P/C/O  P/C
Eff. Date  02-28-95
Ins S/C Backout  Yes___  No___

                                   APPENDIX I
                                   ----------

                                      BULK
                                      ----

ADDITIONAL CONTRACT PROVISIONS


1.  COMMON CARRIER SERVICE NOT EXCLUDED

    The normal operations of Carrier as a motor Common Carrier shall not be affected by this Contract, nor shall Carrier be precluded from performing transportation services for Dow as a Common Carrier in connection with transportation services outside the scope of this Contract.

2.  COMPUTATION OF MILEAGE

    Distances between all points shall be based upon Rand McNally MILEMAKER System as determined from the Household Goods Carriers' Bureau Mileage Guide No. 14 or reissues thereof.

3.  CONDITION OF TANKS TENDERED FOR LOADING

    Carrier will supply "clean, dry, and free of contaminating odor" tank equipment of the type needed for the product involved. Pumps and hoses must be free of contaminants, and hose ends (when not in use) must be protected from contamination.

4.  DETENTION

    (a) Except as otherwise more specifically provided for in Appendix II of this Contract, two hours for loading without charge at any Dow or Dow designated location and two hours for unloading without charge at any consignee's location will be allowed.

    (b) A charge (see Standard Accessorial Chart (hereinafter "S.A.C.")) for each hour or fraction thereof shall be assessed for the time Carrier's equipment is detained through no fault of the Carrier to complete the act of loading or unloading after the expiration of the times for these acts as specified in paragraph (a) of this Provision.

    (c) Any detention charge is not to exceed the amount as stated in the S.A.C. for any given 24 hour period.

    (d) If Dow causes the detention, Dow will pay. If consignee causes the detention, Carrier will bill the consignee. On stop-off shipments Carrier will bill the Dow shipping location for all unloading detention on a separate involce.

                                                 Page: AI-2 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman


    (e) Time for loading is to be computed from the time of arrival of Carrier's equipment at the Dow scales to the time of departure from Dow's scales. Time for unloading is to be computed from the time of arrival of Carrier's equipment at any consignee's gate to the time of departure from consignee's gate.

5.  CANCELLED VEHICLES

    Except as otherwise provided (see Exception), when a tractor-trailer unit is ordered by Dow and such order is subsequently cancelled or postponed by Dow after the vehicle has been dispatched from the Carrier's terminal, the charges in the S.A.C. will apply. In addition, the terms of Provision No. 4 will apply, except that no time without charge shall be allowed.

    Exception: When the vehicle ordered is subsequently cancelled for the shipment of the commodity for which it was specifically ordered, but such vehicle is used in the shipment of the same commodity to a different destination, or is used in a shipment of a different commodity to the same destination or a different destination, the terms of this Provision will not apply if the vehicle, as presented, is acceptable for loading without cleaning, and if the vehicle is of an acceptable capacity to Dow. Furthermore, if cancellation is communicated to Carricr more than two hours prior to scheduled departure, this Provision does not apply.

6.  DIVERSION OR RECONSIGNMENT

    Shipments moving on rates named in this Contract may be diverted or reconsigned in transit or at billed destination, subject to the following conditions:

    (a) The term "Diversion or Reconsignment" means a change in the name of consignee and/or destination of the entire shipment, or any other instructions given to the Carrier requiring an addition to, or change in, billing necessary to effect delivery or involving an additional movement of equipment.

    (b) On shipments diverted or reconsigned to a place of unloading within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rate from point of origin to destination will apply, in addition to the charge provided in the S.A.C.

    (c) On a shipment diverted or reconsigned to a place of unloading not within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rates (see Exception) shall be determined from mileage tables herein based on the mileage from point of origin to final destination over the route of actual movement as per Dows' instruction computed in accordance with Provision No. 2, and will apply in addition to the charges provided in the S.A.C.

                                                 Page: AI-3 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman



        Exception: When point of diversion or reconsignment is on the most direct highway route and is intermediate to the final destination, the rate to the final destination will apply.

    (d) On such movements, freight charges will be computed on the actual loaded movement miles.

    (e) The charge, (see S.A.C.) for each diversion or reconsignment. is in addition to all other applicable charges. This charge will be billed to company requesting diversion or reconsignment.

    (f) Time consumed in waiting for orders under this provision will be considered part of unloading time, and detention charges will be assessed as provided in Provision No. 4 above, if time without charge has elapsed.

    (g) A request for diversion or reconsignment must be made or confirmed in writing by the shipper. (Preferably with an amended bill of lading or shipping notice being presented to the Carrier.)

7.  HOSE

    When hose is required or requested to effect either pickup or delivery, or both, of a single shipment, then either a two, three, or four inch inside diameter hose length(s) will be provided. All hoses will be provided without charge.

8.  REJECTED SHIPMENTS

    If, for any reason not ascribable to the Carrier or its personnel, a shipment is rejected by the consignee at destination, notification to Dow shall be given in writing, telephone, or telegraph, requesting disposition.

    The charges to be applied on such rejected, returned shipments shall be in accordance with the S.A.C. as applied to the outbound shipment rates as published from the original point of origin to the original point of destination on the date of the returned shipment and shall be based on the actual weight of the product returned. Time consumed waiting for orders under this provision will be considered as part of unloading time, and detention charges will be assessed in accordance with Provision No. 4.

9   SPOTTING NON-POOLED SEMI-TRAILERS FOR LINE HAUL MOVEMENTS OR STORAGE

    (a) Except as otherwise provided, when, for Dow's convenience, Carrier is requested or required to place and leave a single semi-tank trailer on the premises of Dow, or any other practical site they may designate for the purpose of loading or unloading for a line haul movement a charge in accordance with the S.A.C. for each 24 hour period or fraction thereof will apply.

    (b) An allowance of one (1) hour without charge for spotting and one (1) hour without charge for pickup will be allowed (see Provision No. 4).

                                                 Page: AI-4 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman


    (c) When, in connection with such spotting, it becomes necessary to move tractor(s) without semi-trailers, the charges in the S.A.C. will apply covering the movement of such tractor(s) for the miles travelled from and the miles travelled to return to the Carrier's terminal from which the tractor(s) was(were) dispatched.

    (d) When spotting is for the purpose of storage, the conditions and charges will be negotiated on a local basis and shown in Appendix II for that site location.

    (e) Carrier agrees that Dow may move Carrier's trailers within Dow's premises; however, Dow will be responsible for any damage incurred to trailers during such movement.

    (f) Dow will be liable for tank cleaning charge as provided in the S.A.C., if applicable, when trailer is released from spotting.

10. SUNDAY AND HOLIDAY SHIPMENTS

    If Carrier is required by Dow to load, pick-up, unload, or actually deliver on a Sunday or Holiday, the charge in the SAC will apply on a per unit basis.

    The intent is to compensate Carrier for "call-out" of local drivers to perform this work. The charge does not apply if the shipment is enroute over a Sunday or Holiday, but is loaded or unloaded (picked up or delivered) on any other day.

    The term "holiday" is hereby defined to include the following days or the day on which they are celebrated:

    New Year's Day       Canada Day                       Thanksgiving Day
    Good Friday          St. Jean Baptiste (PQ only)      Christmas Day
    Victoria Day         Civic Holiday (ON only)          Labour Day

    Carrier reserves the right to perform service on Sundays and Holidays (not requested, but consented to, by shipper upon Carrier's request) for operating reasons, in which case extra charges herein do not apply.

11. STOP-OFF IN TRANSIT TO COMPLETE LOADING AND/OR FOR PARTIAL DELIVERY

    (a) Except as otherwise provided, shipments may be stopped in transit to complete loading and/or partial delivery.

    (b) A shipment loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, shall be considered as being stopped in transit to complete loading and/or partial delivery under the conditions of this provision.

    (c) A shipment stopped in transit for partial delivery may be delivered to two or more consignees within the corporate limits of a single destination or may be delivered to two or more consignees at two or more destinations.

                                                 Page: AI-5 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman


    (d) To determine the mileage on shipments loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this provision.

    (e) To determine the mileage on shipments loaded at two or more places which are not all within the corporate limits of a single point and/or delivered to two or more places which are not all within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this Provision.

    (f) To determine the applicable mileages for shipments made in paragraphs
        (d) and (e) of this provision, the Rand McNally MILEMAKER will apply and shall start at the point of loading and include the miles travelled by the vehicle via all stop-in-transit points to final destination or to the point at which the vehicle discharges the last portion of its cargo. Mileages so computed shall be used to determine the applicable rate for the entire shipment and shall apply on the number of gallons or pounds of commodity loaded at origin, subject to the minimums provided herein.

    (g) In addition to all other lawful charges, an additional stop-off charge, as stated in the S.A.C., will apply. Such charge shall not be assessed at the origin or final destination.

    (h) Aggregate total loading or unloading times will be charged for in accordance with Provision No. 4.

12. WEIGHING VEHICLES

    Unless otherwise provided, freight charges shall, at Dow's option, be based on one of the following methods of weight determination:

    (a) The description of the commodity and the weight of the shipment shall be shown by Dow on the shipping order or bill of lading.

    (b) Dow shall show on shipping order or bill of lading the specific gravity at temperature loaded.

    (c) Dow shall show on shipping order or bill of lading the weight per gallon at temperature loaded.

    (d) the party which requests independent weighing of a shipment should pay weighing charge and all ensuing charges related to time and distance.

                                                 Page: AI-6 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman


    Time consumed in weighing vehicle, before or after loading, or both, at the point of shipment, shall be considered as part of time for loading and subject to charges set forth in Provision No. 4.

    Time consumed in weighing vehicle, before or after unloading, or both, at the point of destination, shall be considered as time for unloading and subject to charges and other provisions as set forth in Provision No. 4.

    Carrier shall provide Dow and/or consignee with a calibration chart for the trailer utilized.

13. ACCESSORIAL AND EMERGENCY SERVICES

    Accessorial and emergency service will be provided, if practicable, and such service charges shall be in accordance with the S.A.C.

    On Sundays and Holidays, time shall begin when Carrier's equipment leaves Carrier's terminal and continue until equipment is returned to the Carrier's terminal from which dispatched. Weekdays tune will be computed Dow gate to gate. Any delay directly attributable to the Carrier will be subtracted from the total time. Time of equipment departure and arrival at the terminal will be indicated on the bill of lading or freight bill for each shipment.

13A. ASSISTANCE FROM OR EVACUATION OF POWER VEHICLE BY SECOND DRIVER -
     LOADING/UNLOADING

    When a two-person sleeper team is required to handle a shipment and Dow or the consignee requires the second person to assist in loading and/or unloading or to evacuate the power vehicle a charge (see the S.A.C.) will apply. Time to be computed from the time the Carrier's equipment arrives at the loading or unloading gate until the time the Carrier's equipment departs from the loading or unloading gate.

    Charges set forth in the S.A.C. will be in addition to all other applicable charges and shall be paid by the party requesting this service.

14. TANK CLEANING AND HEEL DISPOSAL

    When Carrier is requested to furnish a trailer for the transportation of products, which, because of its inherent nature requires cleaning and waste disposal before the trailer can be returned to service, the charges set forth in the S.A.C. will apply on the initial loading. These charges are in addition to all other lawful charges assessed against the shipment.

    Charges shall not be made on subsequent loading of the same trailer so long as said trailer remains continuously in the exclusive use of the same consignor, unless such consignor requests that the trailer be cleaned after delivery of any of these loadings, in which case the applicable additional charges shall be applied on the next loading of these products following such requested cleaning.

                                                 Page: AI-7 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman


    When two or more products are shipped at one time in a compartmented trailer, the applicable cleaning charge will be the highest applicable charge on any product in the trailer.

15. SPECIAL EQUIPMENT AND SERVICE

    When special equipment as listed below is required or requested by the consignor or consignee prior to movement of the shipment, such equipment, if available, will be furnished by Carrier subject to charges in the S.A.C. Air Blowers, Air Compressors, Air Dryers, Nozzles, and Pumps will be provided, as requested, without charge.

    (a) Heating-in-transit Service: Except as otherwise provided, Carrier will, upon request of consignor or consignee, furnish, if available, a trailer and/or tractor equipped with a controlled heating-in-transit system subject to the charges in the S.A.C.

    (b) Heating Service: When, upon request, of consignor or consignee, a shipment is stopped in transit for the purpose of heating the lading by steam or any other means, the charges in the S.A.C will apply.

        Carrier will apply heat for the length of time prescribed by the consignor or consignee. Heating time will be deemed to start at the time heat is applied to the lading and shall end when the heat is removed.

        It shall be the responsibility of the consignor or consignee to make arrangements for the use of steam and other heating facilities at its own expense, although Carrier will, if requested, attempt to locate such facilities and make arrangements for their use provided, however, that the consignor or consignee shall agree to be responsible for any expense incurred for the use of such facilities.

        Time consumed by heating at consignor's site of pick up and/or consignee's site of delivery shall be considered as loading and/or unloading time and shall be charged for as provided in Provision No. 4.

All charges set forth in this provision shall be in addition to all other lawful charges assessed against the shipment.

16. OVERNIGHT AND WEEKEND LAYOVER

OVERNIGHT

    (a) When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a day between Monday and Friday, inclusive or on Saturday or Sunday if so requested by Dow or consignee, and Dow or consignee cannot complete loading and/or unloading on the date of arrival, the time the vehicle is detained between

                                                 Page: AI-8 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman



        8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged for according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained until 8:00 a.m. the following morning at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. until 8:00 a.m. the following morning and in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for each overnight layover will apply.

        If the vehicle (tractor and/or trailer) is further detained, charges outlined above or in paragraph (b) below, as applicable, will be the same as if the vehicle had just arrived, except that no time without charge as provided for in the terms of Provision No. 4 will apply.

WEEKEND LAYOVERS

    (b) When Carricr's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a Friday, and Dow or consignee cannot complete loading and/or unloading on the day of arrival, the time the vehicle is detained between 8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained over the weekend until 8:00 a.m. Monday at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. on Friday, or the time the driver was released if later than 5:00 p.m. until 8:00 a m. Monday morning and, in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for such weekend layover will apply.

        If the vehicle (tractor and/or trailer) is further detained, charges outlined in paragraph (a) will apply the same as if the vehicle had just arrived. except that time without charge as provided for in Provision No. 4 will apply.

When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination at a time other than between 8:00 a.m. and 5:00 p.m. and, when due to compliance with Dow and/or consignee instructions, a layover is required to complete loading and/or unloading, charges for detention time after 5:00 p.m. as provided in paragraph (a) and (b) above, whichever applies will be applicable.

17. SERVICE PERFORMANCE

    The Dow - Carrier Quality Team will review and assess the performance of the Carrier. Joint recommendations will be made to the Carrier to enhance the level of service provided to Dow.The joint Quality Team will meet a minimum of four (4) times per year, unless it is mutually agreed to increase or decrease the number of meetings required. The Carricr will be managing service levels with Dow using the Carrier Self-reporting mechanism set up by Dow.

                                                 Page: AI-9 Date 02/28/95
                                                 Dow:
                                                 Carrier:  Chemical Leaman



18. CLEANING AND WASTE DISPOSAL

    Carrier warrants that he will perform all duties of a "generator" as identified by the EPA in 40 CRF 260.10 and that any cleaning facilities used will meet all Resource Conservation and Recovery Act requirements.

19. DRUMMING FROM TANK TRAILERS

    Carrier will not off-load hazardous materials (as defined by DOT) from trailers into drums. If consignee should request Carrier to do this, Carrier shall refuse and notify Dow of same. Products designated as combustible are exempt from this policy.

20. CURRENCY

    Freight rates and/or charges applicable under the terms or Provisions of this Contract shall be stated and payable in both U.S. and Canadian funds only, as defined in Appendix 2.

21. ALTERNATION OF RATES

    In Appendix 11, where there is a conflict between tabular rates (mileage based) and point-to-point commodity rates, the rate that produces the lowest line haul transportation charge will apply.

    When shipments to, from, and between the United States and Canada are tendered and when there is a Dow Canada and a Dow U.S.A. contract, then the lowest contract freight rate in either contract will apply on either a prepaid or collect basis and the payment will be in U.S. funds only.

22. ARBITRATION

    If any disputes or differences in interpretation arise other than provided under Provisions 1 through 21 above, such disputes will be resolved by negotiations between the two parties or by a mutually agreed upon arbitrator.

                                                      Page: SAC-1 Date 03/14/97
                                                      Dow:
                                                      CLEA:


                              DOW CHEMICAL CANADA
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

PROVISION (NO.)               CHARGE
---------------               ------

DETENTION (4)                 Zero free time is allowed unless otherwise
                              specified. Detention @ $8.00 per 1/4 hour increment or fraction thereof (billed in monthly statements)

CANCELLED VEHICLE (5)         $190 cad $140 usd

DIVERSION/RECONSIGNMENT(6)    $50 cad $35 usd

REJECTED SHIPMENTS (8)        $2.20 cad/loaded mile       $1.65 usd/loaded mile

SPOTTING FOR LINE HAUL        $150 cad flat      $140 usd flat
MOVEMENTS (9)                 $1.95 cad/mile     $1.46 usd/mile
                              $70 cad minimum    $55 usd minimum

SPOTTING FOR STORAGE (9)      DETERMINED BY LOCAL CONTRACT TERMS AND CHARGES AS
                              LISTED IN APPENDIX II


SUNDAY AND HOLIDAYS (10)      $230 cad     $230 usd

STOP-OFF INTRANSIT (11)       $60 cad      $45 usd

----------
o Denotes Change

                                                      Page: SAC-2 Date 03/14/97
                                                      Dow:
                                                      CLEA:


                              DOW CHEMICAL CANADA
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

PROVISION (NO.)               CHARGE
---------------               ------
ACCESSORIAL AND EMERGENCY     $60 cad/hour
                              $45 usd/hour

SERVICE (13)                  SUNDAY AND HOLIDAYS; 8 HOURS MINIMUM
                              OTHER DAYS; 4 HOURS MINIMUM


ASSISTANCE FROM OR            $7 cad or $5 usd FOR EACH 15 MINUTE PERIOD
EVACUATION OF POWER VEHICLE   WILL BE ASSESSED IF SECOND DRIVER IS
BY SECOND DRIVER:             REQUIRED TO ASSIST IN LOADING/
LOADING/UNLOADING (13A)       UNLOADING OR EVACUATE FROM HIS UNIT

TANK CLEANING AND             Caustic Soda             $175 cad     $125 usd

HEEL DISPOSAL (14)            Latex                    $185 cad

                              Other                    $150 cad

                              Glycol                   $180 cad

                              Dry Bulk Conversion      $250 cad
                                Wash

SPECIAL EQUIPMENT             A. tractor:               $60 cad      $45 usd
AND SERVICE (15)                 tractor and trailer:  $110 cad      $85 usd
                              B. heating:               $60 cad/hr   $45 usd/hr
                                                        $15 cad/1/4 hr
                                                                     $11.25 usd/
                                                                          1/4 hr

OVERNIGHT AND                 $210 cad SINGLE DRIVER  - OVERNIGHT
WEEKEND LAYOVERS (16)         $290 cad SLEEPER TEAM   - OVERNIGHT
                              $630 cad SINGLE DRIVER  - WEEKEND
                              $1,760 cad SLEEPER TEAM - WEEKEND
                              $200 usd SINGLE DRIVER  - OVERNIGHT
                              $275 usd SLEEPER TEAM   - OVERNIGHT
                              $600 usd SINGLE DRIVER  - WEEKEND
                              $1,760 usd SLEEPER TEAM - WEEKEND

----------
 o Denotes Change

                                                Page: SAC-3 Rev 1 Date 03/14/97
                                                Dow:
                                                CLEA:


                              DOW CHEMICAL CANADA
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

PROVISION (NO.)                      CHARGE
---------------                      ------

o SCHEDULE OF MINIMUM                These minimum charges apply to all linehaul
  CHARGES (minimum charge            rates contained in this Agreement.
  is based on the Rand McNally
  Milemaker miles from origin to
  destination for each shipment).    One-Way Billed            Minimum
                                     Miles/Shipment        Charge/Shipment
                                     --------------        ---------------
                                        0 -  10                $210
                                       11 -  25                 250
                                       26 -  50                 290
                                       51 -  75                 300
                                       76 - 100                 375
                                      101 - 125                 433
                                      126 - 150                 480
                                      151 - 175                 515
                                      176 - 200                 575
                                      201 - 225                 585

----------
o Denotes Change

                                                 Page: II-1(CORN) Date 03/14/97
                                                 Dow:
                                                 CLEA:


                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Accessorial Charges:          Rules not specified in Dow S.A.C. provision shall
                              default to Canada Tariff of Tolls.

               ALL RATES NOT BROUGHT FORWARD ARE HEREBY CANCELED

Item 100
--------

Origin:                       Cornwall, ON

Commodity:                    Liquid Commodities

                              Destination               Flat Charge
                              -----------               -----------
04:0401                       Valleyfield, PQ              $162
04:0400                       Brockville, ON                192

                              Rates apply when 2 or more shipments are handled by the same driver, tractor and trailer within a 15 hour work day.

                                            Page: II-1(MIS) Rev 1 Date 03/14/97
                                            Dow:
                                            CLEA:


                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Accessorial Charges:         Rules not specified in Dow S.A.C. provision shall
                             default to Canada Tariff of Tolls.

o Item 100

  Between:    Points in Canada
  Commodity:  Liquid and Dry Products

                Miles                         Flat Charge  +  Rate/Mile
                -----                         -----------     ---------
  04:0410       0 - 130 (Multiple loads only)    -$77      +   $3.32
  04:0415       0 - 149                           -68      +    3.90
              150 & Over                          -68      +    3.90

  Item 200      04:4412
  --------
  Origin:       Points in Canada
  Commodity:    Liquid Commodities in ISO containers
  Destination:  Points in Canada
o Spotting      $24 usd per day per container
  Charge:       $15 usd per day per chassis

                Rates applicable 7 days per week.

----------
o Denotes Change

                                                 Page: II-1(VAR) Date 03/14/97
                                                 Dow:
                                                 CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Accessorial Charges:          Rules not specified in Dow S.A.C. provision shall
                              default to Canada Tariff of Tolls.

               ALL RATES NOT BROUGHT FORWARD ARK HEREBY CANCELED
               -------------------------------------------------

Item 100
--------
 Origin:    Varennes, PQ

Commodity:  Latex
            Destination       Flat Charge
            -----------       -----------

04:0419     Rexdale, ON           $726
04:0416     Brampton, ON           757
04:0417     Thorold, ON            869

Item 200
--------
Origin:     Varennes, PQ

Commodity:  Liquid Latex in single compartment trailers

            Destination       Flat Charge
            -----------       -----------
04:0429     Winnipeg, MB        $4,800
04:0430     Edmunston, NB        1,235
04:0413     Brampton, ON           800
04:0428     Brantford, ON          950
04:0418     Cornwall, ON           420
04:0414     Thorold, ON            975
04:0427     Toronto, ON            800
04:0426     Drummondville, PQ      400
04:0420     East Angus, PQ         514
04:0421     Jonquiere, PQ        1,064
04:0423     Marieville, PQ         400
04:0425     St. Georges, PQ        705
04:0424     St. Raymen, PQ         620
04:0422     Trois Rivieres, PQ     415

                    Detention Free Time: 1 hour for loading;
                    2 hours for unloading is included in rate

                           FOR INTERNAL DISTRIBUTION


Dow Chemical Canada contract #4630-0201 hereby cancels contract #4800-0400 & #4630-0200, any rates not brought forward are canceled.

                                                       Page: 1 Date: 09/22/95
                                                       Dow:
                                                       Carrier: Chemical Leaman




                      UNIFORM BULK MOTOR CARRIER CONTRACT

This is a Contract to provide for international, interprovincial and intraprovincial, where applicable, motor carrier transportation of various cargoes between or among various geographic points, dated the 28th day of February 1995, by and between Chemical Leaman Tank Lines, Incorporated (hereinafter "Carrier") and Dow Chemical Canada Incorporated (hereinafter "Dow").

Dow is a diversified manufacturer of basic chemicals, plastics, specialty products and services and has a need for transportation service in the furtherance of its business. Carrier is a motor carrier desirous of providing transportation service to Dow.

Therefore, in consideration of the premises, covenants and agreements contained herein, the parties agree as follows:

1. Pursuant to this non-exclusive transportation Contract Dow agrees to tender not less than twelve (12) shipments per year to Carrier for transportation and delivery as directed by Dow's Shipping Order/Bill of Lading which will accompany each tender, provided that if Carrier is unable to accomplish such transportation in whole or in part, Dow may make such shipments via other arrangements.

2. Carrier shall receive from Dow such quantities of goods as may be tendered for transportation from time to time, and Carrier shall make all reasonable effort to have the required equipment available, with trailer exteriors and interiors clean and presentable as befits a Dow quality load. Carrier will provide, as requested, a general list of all Carrier controlled or commercial cleaning locations where trailers have been cleaned after transporting Dow produced or purchased products.

3. Carrier shall transport and carry the goods without delay caused by anything in Carrier's control. Any and all occurrences which would be probable or certain cause for delay of delivery shall be immediately communicated to Dow by Carrier. In addition, Carrier will furnish when its capabilities are developed, via electronic data interchange, periodic transmissions of data elements of each Dow shipment and receipt in format specified by the United States Electronic Data Interchange Standards published by the Transportation Data Coordinating Committee, as well as similar data elements for automated payment of freight bills.

4. Dow agrees to pay Carrier, as compensation for such transportation, the rates and charges shown in Appendices I and II to this Contract. All changes must be

                                                       Page: 2 Date: 09/22/95
                                                       Dow:
                                                       Carrier: Chemical Leaman


     approved in writing by both parties. All rates will apply to both prepaid and collect shipments. In the event that the consignee also has a contract rate in effect with the Carrier and the shipment is tendered on a "freight collect" basis, the consignee's contract rate will apply in lieu of rates included in this Contract. If, on collect shipments, consignee fails to pay Carrier's freight bills after Carrier has made a conscientious effort to collect, Dow will pay such freight bills, provided Carrier furnishes proof of efforts to collect from consignee.

5. Carrier personnel (including driving personnel, whether employees of Carrier or of Carrier's agents known as "fleet operators" or "leased operators") will comply with all plant rules and regulations while on Dow's or consignee's plant premises. Carrier shall inform all of its employees and personnel who may come onto such premises of this requirement. Any Carrier employee or person who does not comply with all plant rules and regulations may be summarily rejected and directed to immediately leave the premises at the exclusive risk and expense of the Carrier. Carrier agrees to utilize adequate motor truck equipment and qualified personnel for performance of its obligations under this Contract, and to operate its business at all times in compliance with all applicable federal, state, and local laws, rules, and regulations. Worker's Compensation Insurance for Carrier's drivers or operators, if required, shall be obtained and maintained at the exclusive cost and risk of Carrier.

6. Carrier shall comply with the financial responsibility requirements of the appropriate federal and provincial regulatory agency through which the Carrier operates.

     Carrier shall procure and maintain, at the expense of the Carrier, liability insurance with a reputable and financially responsible insurance carrier properly insuring Carrier against liabilities and claims (a) for injuries to persons (including injuries resulting in death) and damage to property, in an amount, in the case of each casualty, of not less than $5,000,000cad; and (b) for loss of or damage to freight, in an amount not less than $250,000cad with respect to each shipment. Carrier shall have his insurance carrier(s) furnish directly to Dow or its contractor certificates that such coverage is in effect, and will instruct carrier to directly notify Dow or its contractor if coverage is cancelled or changed.

7. Carrier shall indemnify, defend, and hold Dow, its employees and agents harmless from claims, demands, and causes of action asserted against Dow, its employees or agents, by any other person (including without limitation Carrier's and Dow's employees) for personal injury or death or for loss of or damage to property and resulting from the willful or negligent acts or omissions of Carrier. Dow shall indemnify, defend, and hold Carrier, its employees, agents, and subcontractors harmless from claims, demands, and causes of action asserted against Carrier, its employees, agents, or subcontractors by any other person (including without limitation Dow's and Carrier's employees) for personal injury or death or for loss of or damage to property and resulting from the willful or negligent acts or omissions of Dow. Where personal injury, death, or loss of or damage to property is the result of the joint negligence or misconduct of Dow and Carrier, the parties expressly agree to indemnify each other in proportion to its share of such joint negligence or misconduct.

                                                       Page: 3 Date: 09/22/95
                                                       Dow:
                                                       Carrier: Chemical Leaman


8. Carrier assumes complete responsibility and liability regardless of the fault of any person for all loss of, or damage to, goods transported hereunder, except where caused in whole or in part by Dow's negligence or acts of God in which Carrier had no contributory negligence. In those cases Dow will assume responsibility and liability for only that portion of the loss or damage caused by Dow's negligence and Carrier shall be liable for the remainder. Carrier's responsibility for damage or loss to goods transported shall commence from the time of acceptance at the shipping point until delivery at the proper destination in accordance with Dow's written instructions.

     In the event of loss or damage during transit, except as limited in this paragraph above, Carrier shall pay Dow the full value of the lost or damaged goods plus any and all additional transportation costs. Value of the lost or damaged goods shall be determined by type of sale in the following manner:

     Trade Sale: Dow will provide Carrier with invoice documentation.

     Non-Trade Sale: Value will be determined as reported weekly in the Chemical Marketing Reporter or Dow's Price Book if the product(s) is not covered specifically in the Chemical Marketing Reporter.

     When used in this Contract, "shipping point" means the place where the goods or cargo are tendered by Dow to the custody of Carrier or Carrier's agent for transportation.

     For all shipments rated under this agreement, no claims for overcharges or undercharges will be made by either party after one (1) year from date of shipment.

9. Any assignment of any benefit or obligation of this Contract, in whole or in part, by either party, without the prior express written consent of the other party, shall be void and of no effect.

10. This Contract shall become effective upon the date of the permit (if one is issued) by the appropriate federal or provincial agency, or the last date in the signatory provision below, whichever is later, and shall continue for one (1) year and thereafter from year to year unless:

     (a) cancelled by either party at any time upon thirty (30) days' written notice to the other party at the address stated below; or

     (b) Carrier's loss or revocation of authority (for any reason) by any federal or provincial regulatory body having jurisdiction over Carrier's operation, and/or cancellation of Carrier's insurance policy, in which case this Contract can be terminated immediately; or

     (c) Cancelled by either party upon material breach by the other party of any obligation contained herein.

     Carrier should give Dow immediate notice of the occurrence of any event covered by subsection (b). The obligation contained in paragraphs 7, 8 and 15 shall survive termination of this Agreement.

                                                       Page: 4 Date: 09/22/95
                                                       Dow:
                                                       Carrier: Chemical Leaman

11. Any notices or correspondence in reference to this Contract should be sent via Canada Post, postage prepaid:

          to Carrier at: Chemical Leaman Tank Lines, Incorporated
                         P.O. Box 734
                         34 Vinemont Drive
                         Fonthill, Ontario, Canada
                         LOS lE0
                         Attn: Mr. Wolfgang Liebscher

          to Dow at:     Dow Chemical Canada Incorporated
                         Transportation & Logistics Services Purchasing
                         1425 Vidal Street South, P.O. Box 3030
                         Sarnia, Ontario, Canada
                         N7T 7M1
                         Attn: Sharon Harding, Motor Carrier Supply Manager
                         Phone: 519-339-3453
                         Fax:   519-339-5112

12. Carrier shall be an independent contractor under this Contract and shall assume all of the rights, obligations and liabilities applicable to it as such. Neither Carrier nor any of its employees or agents shall be considered an employee of Dow, nor shall any partnership, co-venture or joint-employer relationship be created by virtue of this Contract or of its performance. No prior course of dealing or performance between Carrier and Dow shall modify Carrier's status under this Contract as an independent contractor.

13. Dow agrees to pay all uncontested charges within thirty (30) days after receipt of the freight invoice through Dow's payment department or payment agent.

14. This Contract is governed by the laws of the Province of Ontario for general contract matters.

15. Carrier agrees to keep secret all Dow technical and business information which it has received or may receive and not to reveal or to divulge such information to third parties or to use, or to publish it in any manner whatsoever without obtaining Dow's prior written approval; provided, however, that Carrier shall not be bound to keep secret any such information which (a) was known to Carrier prior to the date of the Contract from sources other than Dow, or (b) which is or becomes available to the public without fault on Carrier's part, or (c) which is disclosed to Carrier by a party not related, directly or indirectly, to Dow, who has rightful claim to such information. Carrier shall only use Dow technical and business information to provide the services required under this Contract.

16. This Contract states the entire agreement between the parties and there are no other agreements or understandings whatsoever, expressed or implied.

                                                       Page: 5 Date: 09/22/95
                                                       Dow:
                                                       Carrier: Chemical Leaman



     Amendments or modifications to this Contract must be made in writing, identified as an amendment or modification and signed by both Dow and Carrier. Any term or provision in any prior or subsequent writing to the date of this Contract which is in conflict with any term or provision of this Contract is objected to and rejected.

17. Should any provision of this Contract be determined by competent public authority or court to be invalid or unenforceable, then such invalid or unenforceable provision shall be severed from this Contract without effect on the validity of the remaining provisions.

18. If Carrier accepts instructions from a non-Dow party or consignee, all resultant, legitimate charges will be billed by Carrier to the party causing the charge to occur.

19. In cases whereby Carrier is in a single source position, a policy that does not allow Carrier to turn down requests for transportation of goods is in effect. Carrier will have to make arrangements with other Dow approved carriers for the transportation of all goods from the location where Carrier is the only designated carrier.

The services provided by Carrier hereunder are designed to meet the distinct needs of Dow.

In Witness Whereof, the parties have executed this Contract on the date shown below.

CHEMICAL LEAMAN TANK LINES, INCORPORATED    DOW CHEMICAL CANADA INCORPORATED

/s/ [Illegible]                             /s/ Sharon Harding
    ------------------------------------        -------------------------------
NAME:                                       NAME:  Sharon Harding
      ----------------------------------
TITLE:                                      TITLE: Motor Carrier Supply Manager
      ----------------------------------
DATE:           10/05/95                    DATE:  September 22, 1995
      ----------------------------------

                                          Page: II-1 (COFC) Rev 5 Date 10/16/96
                                          Dow:
                                          CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                 REPRESENTING UNION PACIFIC BULKTAINER SERVICE

  Item 100      88:0100
  --------
  Origin:       Pittsburg, CA
  Destination:  Midland, MI
  Commodity:    Waste Tar
  Rate:         $4,665/shipment
  Cleaning:     Actual cost when cleaned when removed from Dow service

  Item 200      88:0101
  --------
  Origin:       Ludington, MI
  Destination:  Vancouver, WA
  Commodity:    Magnesium Hydroxide, liquid
  Rate:         $3,500/shipment
  Cleaning:     Tank cleaning included in rate

  Item 300      88:0103
  --------
  Origin:       Middletown, OH
  Destination:  Pittsburg, CA
  Commodity:    Surfactant, liquid
  Rate:         $4,386/shipment
  Cleaning:     Tank cleaning included in rate

  Item 400      88:0104
  --------
  Origin:       Midland, MI
  Destination:  Pittsburg, CA
  Commodity:    Organophosphorus pesticide
  Rate:         $4,053/shipment
  Cleaning:     Tank cleaning outside of rate

o Item 500      Moved to MISC Section
  --------      Effective: 10-16-96

o Denotes Change

                                          Page: II-2 (COFC) NEW Date 11/05/96
                                          Dow:
                                          CLEA:



                                   APPENDIX II



                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                 REPRESENTING UNION PACIFIC BULKTAINER SERVICE

o Item 600      88:0102
  --------
  Origin:       Midland, MI
  Destination:  Pachuta, MS
  Commodity:    Organophosphorus
  Rate:         $3,210/shipment
  Cleaning:     Tank cleaning included in rate

                                          Page: II-2 (COFC) Rev 1 Date 11/20/96
                                          Dow:
                                          CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                 REPRESENTING UNION PACIFIC BULKTAINER SERVICE

  Item 600      88:0102
  --------
  Origin:       Midland, MI

  Destination:  Pachuta, MS
  Commodity:    Organophosphorus
  Rate:         $3,210/shipment
  Cleaning:     Tank cleaning included in rate

o Item 700      88:0105
  --------
  Origin:       Midland, MI
  Destination:  Fresno, CA
  Commodity:    Herbicide, liquid
  Rate:         $4,314/shipment
  Cleaning:     Tank cleaning included in rate

                                          Page: II-3 (MISC) Rev 3 Date 10/16/96
                                          Dow:
                                          CLEA:


                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 1000
  ---------
  Origin:       Granite City, IL
  Destination:  Points in the U.S.
  Commodity:    Calcium Chloride Liquid

                    Miles           Flat Charge            Rate/Loaded Mile
                ------------        -----------            ----------------
  10:0100          30 - 100            $  83        +           $ 2.30
  10:0101         101 - 240               -2        +             3.07
                  241 - Over            -128        +             3.45

o Item 1100
  ---------
  Origin:       Chicago, IL
  Commodity:    Caustic Soda Solution, liquid
  Cleaning:     When cleaned

                    Miles           Flat Charge            Rate/Loaded Mile
                ------------        -----------            ----------------
  40:1500          30 - 100            $  83        +           $ 2.30
  40:1501         101 - 240               -2        +             3.07
                  241 & Over            -128        +             3.45

o Denotes Change

                                          Page: II-1(F) Rev 1 Date 12/13/96
                                          Dow:
                                          CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    FREEPORT
                                    --------


Accessorial Charges:                   All accessorial charges not specifically covered by Dow Master
                                       Contract to be billed per CLEA 100 series.

   Item 100                            04:4005    04:4006
o  Intraplant Work:                    When upon request of the shipper, carrier provides a unit for intraplant work, a charge of $45.00/hour, or fraction thereof, shall apply, subject to a 4 hour minimum Monday thru Saturday and 8 hour minimum on Sunday and holidays.

   Spotting and/or                     $55.00 flat charge. If service takes more than one (1) hour,
     Pickup Service on                 bill extra time at intraplant rate of $41/hour, or fraction
     Tanks & Containers                thereof, subject to 8 hour minimum on Saturdays.
     Spotted for Storage:

   Rental Charges:                     $70/day for plant storage trailers and ISO containers on 20' and 40'
                                       chassis.     04:4444

   Dry Disconnects:                    When dry disconnects are required for delivery, an additional charge of $200 will apply to all shipments transported in non-
                                       dedicated equipment.

   Idle Day Charges:                   $50/day except Saturday, Sunday & Holidays on TDI
                                       Trailers 6-245, 6-246, 6-967, 7-263.       05:8954

                                       $50/day except Saturday, Sunday & Holidays on
                                       magnesium chloride trailer 8-065.     05:8955

o Denotes Change

                                          Page: II-6(F) Rev 2 Date 12/01/96
                                          Dow:
                                          CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

   Item 1500     04:1500
   ---------
   Origin:       Points in U.S. excluding Texas
   Destination:  Freeport, TX
   Commodity:    Liquid Commodities in MC-307 trailer (reloadable 2/1 type only)
   Rate:         -$128 flat charge + $1.75/loaded mile

o  Item 1600     04:4037
   ---------
   Origin:       Freeport, TX
   Destination:  Channelview, TX
   Commodity:    Liquid Commodities in MC-307 trailers
   Rate:         $360/shipment

o  Item 1700     Reserved for future use
   ---------

o  Item 1800     Reserved for future use
   ---------

o Denotes Change

                                          Page: II-7(F) NEW Date 12/01/96
                                          Dow:
                                          CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 1900

Origin:             Freeport, TX

Commodity:          Liquid Commodities in MC-307 trailers

                    Destination                            Rate/Shipment
                    -----------                            -------------
  04:0410           Austin, TX                                 $ 650
  04:0411           Bayport, TX                                  360
  04:0412           Baytown, TX                                  370
  04:0413           Brenham, TX                                  455
  04:0414           Carrollton, TX                               912
  04:0415           Dallas, TX                                   875
  04:0416           Dayton, TX                                   405
  04:0417           Deer Park, TX                                350
  04:0418           El Paso, TX                                2,073
  04:0419           Evadale, TX                                  650
  04:0420           Fort Worth, TX                               912
  04:0421           Freeport, TX                                 350
  04:0422           Fresno, TX                                   350
  04:0423           Garland, TX                                  912
  04:0424           Grand Prairie, TX                            912
  04:0425           Houston, TX                                  350
  04:0426           La Porte, TX                                 360
  04:0427           Lewisville, TX                               912
  04:0428           Mesquite, TX                                 912
  04:0429           Odessa, TX                                 1,425
  04:0430           Pasadena, TX                                 350
  04:0431           Port Arthur, TX                              525
  04:0432           San Antonio, TX                              703
  04:0433           Spring, TX                                   370
  04:0434           Sugarland, TX                                350
  04:0435           Terrell, TX                                  855
  04:0436           Victoria, TX                                 767

                                          Page: II-4(T) NEW Date 10/20/96
                                          Dow:
                                          CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 700        11:1181           11:1182
Origin:         Tildale, GA
Destination:    Augusta, GA
Commodity:      Latex, liquid in single compartment MC-307 trailers
Rate:           $587/shipment - If loaded between 0400 - 1500 hours
                $472/shipment - If loaded between 1501 - 0359 hours
Tank            $190, when cleaned
Cleaning:

                                          Page: II-2(M) Rev 5 Date 12/13/96
                                          Dow:
                                          CLEA:


                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

         Item 200

         Origin:       Midland, MI
         Commodity:    Liquid Commodities transported in non-dedicated, single
                       compartment MC-307 reloadable trailer.



                                                                            Rate/Loaded Mile
                                                                --------------------------------------------
                Destination                                     Flat Chg   Column 1   Flat Chg      Column 2
                -----------                                     --------   --------   --------      --------

  03:0327       LA, TX                                           -$128     +   $1.75   -$128     +       $2.01     03:0334
  03:0328       AL, AR, CT, DE, FL, GA, IL, KY, MD,               -128     +    2.15    -128     +        2.47     03:0335
                MA, MS, NC, NJ, NY, OH, PA, RI, SC,
                TN, VA, WV
  03:0329       CA                                                -128     +    2.22    -128     +        2.55     03:0336
  03:0330       MO, NH, WI                                        -128     +    2.32    -128     +        2.67     03:0337
  03:0331       AZ, IA, KS, ME, NB, NM, OK, ON, PQ                -128     +    2.52    -128     +        2.90     03:0338
  03:0332       IN                                                -128     +    2.76    -128     +        3.17     03:0339
  03:0333       AK, AB, BC, MB, MN, MT, NE, SK, WA                -128     +    3.02    -128     +        3.47     03:0340

Load Count Guarantee:

  Mon-Sat:       28 loads/day, +/- 20%
  Sat-Sun:       6 loads/day, +/- 20%
  Penalty:       15% surcharge for all orders in excess of maximum or less than
  --------       minimum load count guarantee.


Note: 1. Column 1 represents rates used when load count target numbers have been met Column 2 represents penalty rates for falling short or exceeding targeted load counts.

      2.   Rates apply for Aqueous Acrylamide Solution for the account of
           Flocryl: c/o Commercial Traffic, P.O. Box 30832, Cleveland, OH 44130

  Item 300          01:0005

  o Origin:             Between Midland, MI and Bay City, MI and Harbor
                        Beach, MI and
    Destination:        Points in the U.S. (except MI, AK, HI) and Canada
    Commodity:          LIQUID AND DRY CHEMICALS (not specified in Item 200)
                        transported in single compartment, non-reloadable or multi-compartment trailers.

       Miles               Flat Charge                           Rate/Loaded
 ----------------          -----------                           -----------
    0    -   100               $184                  +              $2.85
  101    -   200                202                  +               2.69
  201    -   400                138                  +               3.05
  401    -   800                137                  +               3.10
  801    -   1000               284                  +               2.93
 1001    -   Over               204                  +               3.00

    Cleaning:   Rate of $190/load on Intrastate Michigan moves of latex liquid only.

o  Denotes Change

                                          Page: II-2(AP) Rev 3 Date 11/05/96
                                          Dow:
                                          CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

   Item 200          01:0110
   Origin:           Allyn's Point, CT
   Destination:      Points in U.S.
   Commodity:        Plastic Pellets
o  Toll Charge:      Tolls outside of rates

                      Miles                  Flat Charge              Rate/Mile
                       0 - 300                 -$128            +      $3.20
                     301 - 500                 -128             +       3.00
                     501 & Over                -128             +       2.85

   Item 300          01:0162
   Origin:           Allyn's Point, CT
   Destination:      Points in Canada
   Commodity:        Plastic Pellets
   Rate:             -$128 flat charge + $3.10/loaded mile
o  Toll Charge:      Tolls included in rate

   Item 400          01:0277
   Origin:           Petrolia, PA
   Destination:      Allyn's Point, CT
   Commodity:        Liquid Commodities in single compartment MC-307 trailer
   Rate:             -$128 flat charge + $1.75/loaded mile

   Item 500          33:0290
   Origin:           Allyn's Point, CT
   Destination:      Messena, NY
   Commodity:        Plastic Pellets in single compartment trailers
   Rate:             $1,029/shipment

o  Denotes Change

                                          Page: II-3(AP) NEW Date 12/06/96
                                          Dow:
                                          CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 600        01:0105
Origin:         Allyn's Point, CT
Destination:    Deepwater, NJ
Commodity:      Hazardous Waste, liquid in dedicated single compartment trailers
Rate:           $800/shipment
Tank Cleaning:  $200, when cleaned
  Charge:

                NOTE: Rate applies to shipments handled in round trip transportation only.

                                          Page: II-3(AP) Rev 1 Date 12/24/96
                                          Dow:
                                          CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

   Item 600         01:0105
   Origin:          Allyn's Point, CT
   Destination:     Deepwater, NJ
   Commodity:       Hazardous Waste, liquid in dedicated single compartment
                    trailers
   Rate:            $800/shipment
   Tank Cleaning    $200, when cleaned
   Charge:

                    NOTE: Rate applies to shipments handled in round trip transportation only.

o  Item 700         01:0107
   Origin:          Allyn's Point, CT
   Destination:     Allyn's Point, CT
   Commodity:       In-plant storage trailers
   Rate:            $650 per month per trailer

o  Denotes Change

                                          Page: II-4(MISC) Rev 1 Date 03/19/97
                                          Dow:
                                          CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 1300
Origin:      Pittsburgh, PA
Commodity:   Liquid Magnesium Hydroxide in MC-307, single compartment, trailers
Cleaning     When cleaned
Charges:

                   Destination                             Rate/Shipment
                   -----------                             -------------
   22:2210         Adrian, PA                                 $ 332
   22:2211         Albright, WV                                 435
   22:2212         Maidsville, WV                               360
   22:2213         Morgantown, WV                               360
   22:2214         Parkersburg, WV                              575

o  Item 1400       22:2215
   Origin:         Crosby, TX and Houston, TX
   Destination:    Brownsville, TX and Laredo, TX (for furtherance to points in
                   Mexico)
   Commodity:      Liquid Commodities in MC-307 single compartment trailers
   Rate:           $3.30/loaded mile

   Accessorial     $200/round-trip border crossing fee
   Charges:        $50/per day trailer rental fee: days 1-7
                   $130/per day trailer rental fee: days: 8 or more

                   Note: Trailer rental fee application: $130/day fee applies for 8 or more days if trailer held at consignee. If trailer delayed by Mexican carrier, trailer rental fee does NOT apply. Responsibility of CLTL to secure from Mexican carrier.

o  Denotes Change

                                         Page: SAC-2 Rev 4 Date 03/14/97
                                         Dow:
                                         CLEA:


                            THE DOW CHEMICAL COMPANY
                      UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART


               PROVISION (NO.)                                                     CHARGE
----------------------------------------------               ----------------------------------------------------
   Special Equipment and Service (15)                        A. $90 For compartmented trailers
                                                             B. $45 Heating-in-transit (tractor only)
                                                                $85 Heating-in-transit (tractor and trailer)
                                                             C. Heating Service:
                                                               Note A   Note B
                                                               ------   ------
                                                                $45      $11   Weekdays (excluding holidays)
                                                                $55      $13   Saturdays
                                                                $65      $17   Sundays and holidays

                                                             Note A: Applies for first hour or fraction thereof.
                                                             Note B: Applies for each additional fifteen
                                                                     minutes or fraction thereof.

   Overnight and Weekend Layovers (16)                       $200 single driver  - overnight
                                                             $275 sleeper team   - overnight
                                                             $600 single driver  - weekend
                                                             $1,760 sleeper team - weekend

   If inbound line haul charges are rated from another shipper's contract, Dow contract accessorial charges will apply (17)

o  Schedule of Minimum Charges                               These minimum charges apply to all linehaul
   (minimum charge is based on                               rates contained in this Agreement.
   the Rand McNally Milemaker
   miles from origin to destination                            One-Way Billed   Minimum
   for each shipment).                                         Miles/Shipment   Charge/Shipment
                                                               --------------   ---------------

                                                                 0   -  10           $210
                                                                11   -  25            250
                                                                26   -  50            290
                                                                51   -  75            300
                                                                76   -  100           375
                                                               101   -  125           433
                                                               126   -  150           480
                                                               151   -  175           515
                                                               176   -  200           575
                                                               201   -  225           585

o  Denotes Change

                                         Page" II-2(MIS) Rev 1 Date 03/14/97
                                         Dow:
                                         CLEA:




                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

   Accessorial Charges:  Rules not specified in Dow S.A.C. provision shall default to CLEA 100 Accessorials.

   Item 300     02:0224
   Origin:      Points in Canada
   Commodity:   Liquid Commodities in ISO containers
   Destination: Points in the U.S.

o  Spotting     $24 usd per day per container
   Charge:      $15 usd per day per chassis

                Rates applicable 7 days per week.

o Denotes Change

                                         Page: SAC-3 Rev 1 Date 03/14/97
                                         Dow:
                                         CLEA:



                               DOW CHEMICAL CANADA
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

   PROVISION (NO.)                  CHARGE
   ---------------                  ------

o  SCHEDULE OF MINIMUM              These minimum charges apply to all
   CHARGES (minimum charge          linehaul rates contained in this Agreement.
   is based on the Rand McNally
   Milemaker miles from origin to        One-Way Billed           Minimum
   destination for each shipment).       Miles/Shipment       Charge/Shipment
                                         --------------       ---------------
                                            0  -  10              $210
                                           11  -  25               250
                                           26  -  50               290
                                           51  -  75               300
                                           76  - 100               375
                                          101  - 125               433
                                          126  - 150               480
                                          151  - 175               515
                                          176  - 200               575
                                          201  - 225               585

o  Denotes Change

                                         Page: II-1(MIS) Rev 1 Date 03/14/97
                                         Dow:
                                         CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

   Accessorial Charges:    Rules not specified in Dow S.A.C. provision shall
                           default to Canada Tariff of Tolls.

o  Item 100

   Between:    Points in Canada
   Commodity:  Liquid and Dry Products

               Miles                                Flat Charge   +    Rate/Mile
               -----                                -----------        ---------

  04:0410      0 - 130 (Multiple loads only)            -$77      +      $3.32
  04:0415      0 - 149                                   -68      +       3.90
             150 & Over                                  -68      +       3.90

  Item 200     04:4412
  Origin:      Points in Canada

Commodity:     Liquid Commodities in ISO containers
Destination:   Points in Canada

o  Spotting    $24 usd per day per container
   Charge:     $15 usd per day per chassis

               Rates applicable 7 days per week.

o Denotes Change

                                         Page: SAC-3 Rev 1 Date 03/14/97
                                         Dow:
                                         CLEA:



                               DOW CHEMICAL CANADA
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

   PROVISION (NO.)                  CHARGE
   ---------------                  ------

o  SCHEDULE OF MINIMUM              These minimum charges apply to all
   CHARGES (minimum charge          linehaul rates contained in this Agreement.
   is based on the Rand McNally
   Milemaker miles from origin to        One-Way Billed           Minimum
   destination for each shipment).       Miles/Shipment       Charge/Shipment
                                         --------------       ---------------
                                            0  -  10              $210
                                           11  -  25               250
                                           26  -  50               290
                                           51  -  75               300
                                           76  - 100               375
                                          101  - 125               433
                                          126  - 150               480
                                          151  - 175               515
                                          176  - 200               575
                                          201  - 225               585

o  Denotes Change

                                         Page: II-2(MISC) Rev 8 Date 03/28/97
                                         Dow:
                                         CLEA:



                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

   Item 600
   Origin:        Solvay, NY
   Commodity:     Plastic Pellets

                  Destination                           Rate/Shipment
                  -----------                           -------------
   60:2200        Erie, PA                              $ 738
   60:2201        Paterson, NJ                            733

   Item 700
   Origin:        Philadelphia, PA
   Commodity:     Magnesium Hydroxide Liquid
   Cleaning       When cleaned
   Charges:
                  Destination                            Rate/Shipment
                  -----------                            -------------
   70:0106        Chester, VA                            $ 500
   70:0100        Clifton, NJ                              372
o  70:0109        Hackettstown, NJ                         322
   70:0104        Lancaster, PA                            292
   70:0107        Monroe, NC                               2:30 /loaded mile
   70:0102        Newark, NJ                               322
   70:0103        Nutley, NJ                               372
   70:0108        Raleigh, NC                              2.38 /loaded mile
   70:0101        Ridgefield Park, NJ                      372
   70:0105        Scranton, PA                             442
o  70:0110        Waterbury, CT                            3.61 /loaded mile

   Item 800
   Origin:        Richmond, VA
   Commodity:     Magnesium Hydroxide liquid

                  Destination           Flat Charge            Rate/Loaded Mile
                  -----------           -----------            ----------------
   80:0100        Chester, VA             $ 372
   80:0103        Richmond, VA              372
   80:0101        Monroe, NC               -128         +         $ 2.75
   80:0102        Netcong, NJ              -128         +           2.30
   80:0104        Newark, NJ               -128         +           2.30

o  Denotes Change

                                         Page: II-3(MISC) Rev 6 Date 03/17/97
                                         Dow:
                                         CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

   Item 900       01:0900
   Origin:        Charleston, SC
   Destination:   Sarnia, ON
   Commodity:     Liquid Commodities in MC-307 single compartment, reloadable trailers
   Rate:          -$128 flat charge + $1.75/loaded mile

   Item 1000
   Origin:        Granite City, IL
   Destination:   Points in the U.S.
   Commodity:     Calcium Chloride Liquid

                         Miles          Flat Charge           Rate/Loaded Mile
                    -------------       -----------           ----------------
   10:0100              30 - 100            $ 83        +          $ 2.30
   10:0101             101 - 240              -2        +            3.07
                       241 - Over           -128        +            3.45

   Item 1100
   Origin:        Chicago, IL
   Commodity:     Caustic Soda Solution, liquid
   Cleaning:      When cleaned

                         Miles          Flat Charge           Rate/Loaded Mile
                    -------------       -----------           ----------------
   40:1500              30 - 100            $ 83        +          $ 2.30
   40:1501             101 - 240              -2        +            3.07
                      241 & Over            -128        +            3.45

   Item 1200      22:2209 L
   Origin:        Louisville, KY
   Destination:   Lebanon, KY (Worthington Industries)
   Commodity:     Liquid Calcium Chloride in dedicated, single compartment,
                  MC-306 aluminum trailers
o  Rate:          $314/shipment
   Cleaning:      Actual cost, when cleaned.  TCL-AC (AITE)
                  Note: Tank cleaning to be reviewed after initial 3-5 cleans to determine contract bill amount to be published.

o  Denotes Change

[LOGO]    Chemical Leaman Tank Lines, Inc.
          102 Pickering Way, Exton, PA 19341-0200 o 610-363-4200

                                                            Responsible Care(R)
                                                            A Public Commitment

                                  May 30, 1996


Mr. M. W. Humphries
Sr. Motor Carrier Services Buyer                    Via Overnight Mail
Dow Chemical Company USA
2020 Building
Midland, MI 48674

Dear Mr. Humphries:

As promised, we have enclosed a mockup of the following tariff /contract pages which reflects the reduction of linehaul rates and the elimination of all free time (4 hours) at $32/hour.

       CONTRACT 4015
       CONTRACT 4630
       CONTRACT 4800
       INTRA GEORGIA TARIFF
       MDOW - INTRA MICHIGAN

All rate pages contain the current and new rates. In some instances, we have attached mileage rate tables containing the new rates. Please note that rate item numbers are entered adjacent to each linehaul rate item. The package is separated into 27 numbered sections to facilitate reference. All changes, additions and comments appear in red ink for easy identification.

We used the following methodology in the development of the new linehaul rates which have been reduced by $128 per shipment ($32/hour * 4 hours).

  CURRENT                             NEW
  EXPRESSION                          EXPRESSION

  FLAT CHARGES PER
  SHIPMENT (AQ)                       Current dollars per Shipment less $128.

  PER MILE RATES                      Formula Rates. We used the fixed charge
                                      component of the formula rate expressed
                                      as a negative (-) charge per shipment.

  FORMULA RATES                       Same rate expression. Deducted $128 from
                                      the fixed charge component In some
                                      instances, this results in a negative (-) fixed charge.

  MINIMUM CHARGES                     Eliminated all current minimum charges.
                                      These are to be replaced by the Schedule of Minimum Charges (attached).

  FREE TIME                           NONE

  CENTS PER CWT.                       Deducted the result of Dividing $128 by
                                       the minimum hundred weight, rounded to
                                       next whole cent if .5 or greater.

  OTHER THAN STANDARD                  Deducted $32/hr based on the hours
  FREE TIME (specified in item)        specified in the item (few occurrences).
                                       In one case, unloading free time was
                                       8 hours and we deducted eight + 2 hours
                                       for loading.

  RUNNING MILE RATES                   Without major reprogramming, we cannot
                                       accept negative fixed charges billed in
                                       connection with running mile rates. In
                                       all cases, we have had no traffic in
                                       these items as indicated. You may wish
                                       to cancel these items.

APPLICATION OF MINIMUM                 Minimum Charges apply when the sum of the
CHARGES                                new linehaul charges and total detention
                                       charges is LESS THAN the Minimum Charge
                                       for the mileage distance shown.

The new rates will be loaded into our billing system to enable billing under the new arrangement effective June 7, 1996, as agreed.

I trust you will be able to verify the new rates easily. If I can be of any assistance to your staff, please contact me at 610-363-4275.

                                              Sincerely,


                                              George E. Ciarlone
                                              Mgr. Cost Analysis


       cc: Steve Hamilton
           Tom Schubert
           Jim Keeler
           JoAnn Hagelin

Memo

  To:      Terminal Managers                          CC: Phil Ringo
           Regional General Managers                      Jack Elrod
           Regional Directors of Sales                    Steve Hamilton
                                                          Leon Palmer
                                                          Jim Keeler
                                                          George Ciarlone
  From:    Tom Schubert                                   Ron Knapp

  Date:    June 5, 1996

  Re:      Dow Contract Revision

Dow has asked CLTL to reduce our linehaul rates by taking the load/unload free time out of the rate and billing all hours actually spent loading and unloading. After much negotiation, we agreed to the following:

o We will reduce linehaul rates by $32.00 per hour for a total of 4 hours (2 load/2 unload).

o We will begin billing load and unload detention in hourly increments after the first 6 minutes of each hour incurred.

o We are implementing the following per load minimums for all loads between 0-225 one way miles.

   One-Way Billed Miles            Proposed Minimum Charge
   --------------------            -----------------------
            0-10                           $210
           11-25                           $250
           26-50                           $290
           51-75                           $300
           76-100                          $375
          101-125                          $433
          126-150                          $480
          151-175                          $515
          176-200                          $575
          201-225                          $585

       For this shorthaul work, the new linehaul charge to be calculated by excluding 4 hours at $32.00 per hour from the existing linehaul rate. We would calculate the actual load/unload hours incurred at $32.00 per hour and add it to the new linehaul rate to determine the new actual movement cost. The new billing to Dow will be the greater of the actual movement cost or the minimum charge noted above.

       This new agreement is effective June 7, 1996. It is critical that we properly bill all detention, without exception, in order to recoup the reduced linehaul revenue. Please pay particular attention to this change.

       Also, note that we will compare the "old" Dow contract to the "new" Dow contract by shipper plant site origin/destinations using actual data for the 4th Quarter of 1995. George Ciarlone will communicate the results of this to you.

       We believe that these changes should be profit neutral in the aggregate and should not require any systematic changes to the way we pay drivers, except for when drivers do preloading and no other portion of the linehaul movement. In this case the preloader will not share in the first 2 hours of load detention billed.

       Please contact me or George with any questions.

                        CHEMICAL LEAMAN TANK LINES, INC.

                        DOW DETENTION AVERAGING PROPOSAL
                        --------------------------------

                          Schedule of Minimum Charges

                      One-Way                     Proposed
                      Billed                      Minimum
                       Miles                       Charge
                       -----                       ------

                       0-10                         210
                      11-25                         250
                      26-50                         290
                      51-75                         300
                      76-100                        375
                     101-125                        433
                     126-150                        480
                     151-175                        515
                     176-200                        575
                     201-225                        585

Contract Clause:

New linehaul charge to be calculated by excluding 4 hours at $32.00 per hour from the existing linehaul rate and then billing the actual load/unload hours incurred at $32.00 per hour. The actual movement charge will be the greater of the actual movement cost or the minimum charge noted above.

Author: Lorena Kilroy at Executives
Date: 9/10/96 4:52 PM
Priority: Normal
Subject: Re: DOW CONTRACT: CONVERSION TO CLTL HANDLING

-------------------------------- Message Contents ------------------------------

Jim,

     Georganna faxed copies of all the RA30's she had for your review right after we spoke. Please confirm receipt. You are to advise Georganna if the detention was backed out from the rate quote.



     Thanks for your help.

     Lorena

________________________________Reply Separator_________________________________
Subject: DOW CONTRACT: CONVERSION TO CLTL HANDLING
Author:   Jim Keeler at Executives
Date:     9/10/96 02:41 PM

     This is to confirm phone conversations this afternoon regarding the re-assumption of the Dow contract by Chemical Leaman.

     1. Amend recent RA30's to reflect detention dollars taken out of the rates. (Keeler)

     2. Send the full updated Dow contract via computer disk to G. Ciarlone for review. (J. Mason 10/1/96)

     3. Provide a conversion date to all parties as to when CLTL system will be updated with the Dow contract. (Ciarlone)

     4. CLTL to publish contract with CLTL item numbers but in Dow page format. (Ciarlone)

     5. Fax sample copy of updated page to M. Humphreys/J. Mason for review prior to final CLTL update. (L. Kilroy/J. Keeler)

     6. Dow required 3 weeks to upload their system with revised CLTL item numbers prior to final completion. Need date when item numbers are available to allow for Dow updates. (Ciarlone/Kilroy)

     Note: current Dow locations where detention remains in the rate with ZERO backout are: Bayonne, NJ; Varennes, PQ, Inbound from non-Dow vendors collect under the Dow contract.

     Please let me know if I have overlooked anything. George, please provide your drop dead dates based on your receiving the disk by 10/1/96.

     Jim Keeler...

Author: Jim Keeler at Executives
Date:   9/10/96 2:23 PM
Priority: Normal
Subject: DOW INBOUND DETENTION
-------------------------------- Message Contents -----------------------------


     To confirm phone conversations today, Tuesday September 10, 1996.

     Dow to Dow moves shall remain as is in the contract with detention removed from the rate.

     Inbound moves to Dow from outside vendors collect under the Dow contract must be changed back to the old rates with detention included in the rate, 3 hours free time and detention billed at $45.00 per hour per the original contract.

     Estimated annual impact is for total freight $'s is $500,000.

     Should anyone have any questions, comments or concerns, please let me know.

     Jim Keeler...

Author: Jim Keeler at Executives
Date:   8/9/96 2:00 PM
Priority: Normal
TO: Steve St. Jean at Executives
TO: Tim Shumake at Executives
TO: Melissa Nance at Executives
TO: Mike Preston at Executives
TOP Vernon Ledford at Executives
TO: Dwayne Colwell at Executives
TO: Steve Wheeler at Executives
TO: Sally Horning at Executives
Subject: MULTI COMPT TANK CLEANING @ DOW CONTRACT
-------------------------------- Message Contents -----------------------------

     There appears to be continued confusion as to the billing rules for multi compartment tank cleanings for the Dow contract. I discussed this issue with Mike Humphreys yesterday and following is how the provision is to work:

     1. S.A.C. provision in the Dow contract contains an item under "special equipment and service", Item A: $90 for compartmented trailers.

        This item is to cover the additional cost of cleaning a multi compartment trailer, regardless of the # of compartments.

     2. Line haul charges in the Dow contract are the same for both single and multi compartment shipments unless specifically segregated, which we have in many instances.

     If anyone has any questions please let me know. Again, $90 add-on regardless of # of compartments on multi-c trailer to cover extra cleaning costs.

     Sally, please pass along to Georgianna as she is not on cc:mail.

     Thanks, Jim Keeler....

Author: Jim Keeler at Executives
Date:   8/9/96 1:51 PM
Priority: Normal
TO: George Ciarlone at Executives
TO: Lorena Kilroy at Executives
TO: Sally Horning at Executives
Subject: DOW UPDATED CONTRACT
_------------------------------ Message Contents -------------------------------

     Should have the updated Dow contract with zero detention rates in our hands week of 8/12/96. Being FEDEXED to my office for Saturday dely. I will review Monday and forward.

     Sally, would you be so kind as to pass this info along to Georgianna as she is not on cc:mail.

     Thanks, Jim Keeler..

                                                 Page: AIII-1 Rev 3 Date 4/1/96
                                                 Dow:
                                                 CLEA:


                                  APPENDIX III
                                  ------------

                   MEASUREMENT PROGRAM FOR QUALITY PERFORMANCE
                   -------------------------------------------

Carrier and Shipper mutually agree to review Carrier's service performance at the end of each calendar quarter of the term of this Agreement. For the purpose of this performance incentive, a service failure is defined as any carrier-related non-conformance reported via the Dow North America Quarterly Carrier Performance Summary shown below.

Carrier's service performance shall be calculated as the total number of Carrier controllable failures in the immediately preceding quarter divided by the total number of carrier loads in that quarter, multiplied by 100 to convert to a percentage. This result will then be subtracted from 100 to arrive at the Carrier's quarterly performance rating.

Incentives and penalties will be calculated as a percentage of the total linehaul charges for the quarter for which the quarterly performance rating is calculated. Incentives and penalties will be paid within forty-five (45) days of the end of said quarter. Incentives and penalties will be calculated using the scale shown below. Maximum incentive or penalty shall be $25,000 per quarter.

       Performance Level                                  Incentive/(Penalty)
       -----------------                                  -------------------
  o    greater than 98.5%                                         1%
  o          95-98%                                               0%
  o       less than 95%                                          (1%)

o Denotes Change

                                                 Page: AIV-1 Date 5/6/96
                                                 Dow:
                                                 CLEA:



                                  APPENDIX IV
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.



We hereby agree to pay a fuel surcharge of 2% added to the total line-haul charge effective May 6, 1996, until further notice.

This supersedes all other fuel surcharge provisions in effect prior to May 6, 1996.

Author: Jim Keeler at Executives
Date: 7/26/96 9:06 AM
Priority: Normal
TO: Lorena Kilroy at Executives
Subject: Re: DOW

------------------------------- Message Contents -------------------------------

Yes, I confirm: RA30's will trigger transaction updates. I will discuss with Dow need to speed up contract process.

Jim Keeler...

-------------------------------- Reply Separator -------------------------------
Subject: DOW
Author: Lorena Kilroy at Executives
Date: 7/25/96 8:50 AM

Jim,

     Just to confirm your voicemail message today .... as you indicated you give your okay to implement rates for Dow off your RA30 in lieu of a signed contract page. You also agreed that you would discuss with Dow that they need to speed up their process of contract page implementation and that you would confirm their changes vs the RA30 information.

Please respond with your confirmation of this information.

Thanks Lorena

 TO: MARIO CELII

CC:  RON KNAPP
     TOM SCHUBERT
     JIM KEELER
     JOANN HAGELIN
     GEORGANNA D'ARCHANGELO
     STEVE HAMILTON
     JEFF WILSON

FROM: GEORGE CIARLONE

DATE: 6-05-96

SUBJECT: DOW DETENTION


     You have requested the following information be confirmed in writing.

     The MINIMUM CHARGES that will apply in connection with the Dow Chemical linehaul rates are as follows:

         MILES           MIN. CHG

          0-10             $210

         11-25             $250 (CHANGED FROM $275)
         26-50             $290
         51-75             $300
         76-100            $375
         101-125           $433
         126-150           $480
         151-175           $515
         176-200           $575
         201-225           $585

     The actual linehaul charge will be the GREATER of the actual movement charge (contract linehaul charge + all detention hours (ld+unld)@ $32/hr) or the Minimum Charge.

     The Minimum Charges stated above will apply ONLY in connection with the following Contracts:

         4015
         4630
         4800

===============================================================================
                        CHEMICAL LEAMAN TANK LINES, INC.
                          REQUEST FOR RATE PUBLICATION

NEW CUSTOMER                   CREDIT APPROVED BY:            EXISTING

            Mr Michael W. Humphreys                   Date September 1, 1995
               ---------------------------------           ------------------
       Company The Dow Chemical Company           Contract Dow
               ---------------------------------           ------------------
       Address 2020 Dow Center                   Addendum
               ---------------------------------           ------------------
City/State/Zip Midland, MI 48674                  Tariff
               ---------------------------------           ------------------
     Telephone 517-636-3397                      Eff. Date September 18, 1995
               ---------------------------------           ------------------
CONTRACT TYPE: Prepaid/Collect/Other PPD/COLL    Exp. Date October 1, 1996
                                     -----------           ------------------
===============================================================================

CONTRACT MAILING INSTRUCTIONS:
                          Mail to Customer   X           Return to Salesperson
                                          -------------  ---------------------
                  Copies to: J.V. Keeler/Atlanta
                             --------------------------  ---------------------
                             R. E. Stoll/Pittsburgh, PA
                             --------------------------  ---------------------
 Copy Terminal Mgr/Trm. No.:
                             --------------------------  ---------------------
===============================================================================

         SHIPPER/ORIGIN    CONSIGNEE/DESTINATION      COMMODITY (LIQ/DRY)
1. Dow Chemical            Dow Chemical               Accessorial Charges
   --------------------    ---------------------      -----------------------
         Billing Criteria:                                    Rate/Min.

         1        2        3        4
2.
   --------------------    ---------------------      -----------------------
         Billing Criteria:                                    Rate/Min.

         1      2        3        4



COMMENTS: Add following provision to Dow Contract: If inbound line haul charges
          ---------------------------------------------------------------------
          are rated from another shipper's contract Dow contract accessorial
          ---------------------------------------------------------------------
          charges shall apply.
          ---------------------------------------------------------------------
          DOW CONTRACT UPDATE BEING SENT FROM JOYCE MASON/MIDLAND, MI

          BILL TO ADDRESS:
                          -----------------------------------------------------
          (if other than above)
                          -----------------------------------------------------

===============================================================================

TANK CLEANING:     Per CLEA 100 Rules Tariff  ----- Other than CLEA 100 Tank Cleaning Charge
                                              -----
Commodity:             Charge: $                    Always Charge              When Cleaned
          -----------                         -----               ------------
Commodity:             Charge: $                    Always Charge              When Cleaned
          -----------           ----------    -----               ------------


ALL ACCESSORIALS WILL BE BILLED IN ACCORDANCE WITH CLEA 100 UNLESS EXCEPTIONS ARE NOTED BELOW

         Exceptions:
                    ----------------------------------------------------------
===============================================================================
                                                          J.V. Keeler/Atlanta
Account Mngr:  J.V. Keeler/Atlanta                   NAD: R.E. Stoll/Pittsburgh
               -------------------------                  ---------------------
RGM Signature:                             Date Approved:
               -------------------------                  ---------------------
Submitted By:  J.V. Keeler/Atlanta         Date Received:
               -------------------------                  ---------------------

RA-30 6/93
===============================================================================

                                                 Page: AI-1 Rev 2 Date 6/17/96
                                                 Dow:
                                                 CLEA:


                                   APPENDIX I

                                      BULK

ADDITIONAL CONTRACT PROVISIONS

1. COMMON CARRIER SERVICE NOT EXCLUDED

The normal operations of Carrier as a motor Common Carrier shall not be affected by this Contract, nor shall Carrier be precluded from performing transportation services for Dow as a Common Carrier in connection with transportation services outside the scope of this Contract.

2. COMPUTATION OF MILEAGE

Distances between all points shall be based upon Rand McNally MILEMAKER System as determined from the Household Goods Carriers' Bureau Mileage Guide No. 14 or reissues thereof.

3. CONDITION OF TANKS TENDERED FOR LOADING

Carrier will supply "clean, dry, and free of contaminating odor" tank equipment of the type needed for the product involved. Pumps and hoses must be free of contaminants, and hose ends (when not in use) must be protected from contamination.

o 4. DETENTION

     (a) Except as otherwise more specifically provided for in Appendix II of this Contract, no free time will be allowed for loading at any Dow or Dow designated location and no free time will be allowed for unloading at any consignee's location.

     (b) Paragraphs not brought forward
     (f) are hereby canceled Effective: 06-17-96


o Denotes Change

                                                 Page: AI-2 Rev 1 Date 6/17/96
                                                 Dow:
                                                 CLEA:


     (c) Carrier will provide quarterly reports which show the following:
         (1) average load time by plant
         (2) average unload time by customer

     (d) Time for loading is to be computed from the time of arrival of Carrier's equipment at the Dow gate to the time of departure from Dow's gate. Time for unloading is to be computed from the time of arrival of Carrier's equipment at any consignee's gate to the time of departure from consignee's gate.

5. CANCELLED VEHICLES

Except as otherwise provided (see Exception), when a tractor-trailer unit is ordered by Dow and such order is subsequently cancelled or postponed by Dow after the vehicle has been dispatched from the Carrier's terminal, the charges in the S.A.C. will apply. In addition, the terms of Provision No. 4 will apply, except that no time without charge shall be allowed.

Exception: When the vehicle ordered is subsequently cancelled for the shipment of the commodity for which it was specifically ordered, but such vehicle is used in the shipment of the same commodity to a different destination, or is used in a shipment of a different commodity to the same destination or a different destination, the terms of this Provision will not apply if the vehicle, as presented, is acceptable for loading without cleaning, and if the vehicle is of an acceptable capacity to Dow. Furthermore, if cancellation is communicated to Carrier more than four hours prior to scheduled departure, this Provision does not apply.

6. DIVERSION OR RECONSIGNMENT

Shipments moving on rates named in this Contract may be diverted or reconsigned in transit or at billed destination, subject to the following conditions:

o Denotes Change

                                                 Page: AI-3 Rev 1 Date 9/1/95
                                                 Dow:
                                                 CLEA:


     (a) The term "Diversion or Reconsignment" means change in the name of consignee and/or destination of the entire shipment, or any other instructions given to the Carrier requiring an addition to, or change in, billing necessary to effect delivery or involving an additional movement of equipment.

     (b) On shipments diverted or reconsigned to a place of unloading within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rate from point of origin to destination will apply, In addition to the charge provided in the S.A.C.

     (c) On a shipment diverted or reconsigned to a place of unloading not within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rates (see Exception) shall be determined from mileage tables hereon based on the mileage from point of origin to final destination over the route of actual movement as per Dows' instruction computed in accordance with Provision No. 2, and will apply in addition to the charges provided in the S.A.C.

         Exception: When point of diversion or reconsignment is on the most direct highway route and is intermediate to the final destination, the rate to the final destination will apply.

     (d) On such movement, freight charges will be computed on the actual loaded movement miles.

     (e) The charge, (see S.A.C.) for each diversion or reconsignment, is in addition to all other applicable charges. This charge will be billed to company requesting diversion or reconsignment.

     (f) Time consumed in waiting for orders under this provision will be considered part of unloading time, and detention charges will be assessed as provided in Provision No 4 above, if time without charge has elapsed.

     (g) A request for diversion or reconsignment must be made or confirmed in writing by the shipper. (Preferably with an amended bill of lading or shipping notice being presented to the Carrier.)

                                                 Page: AI-4 Rev 1 Date 9/1/95
                                                 Dow:
                                                 CLEA:

7. HOSE

When hose is required or requested to effect either pickup or delivery, or both, of a single shipment, then either a two, three, or four inch inside diameter hose length(s) will be provided. All hoses will be provided without charge.

8. REJECTED SHIPMENTS

If, for any reason not ascribable to the Carrier or its personnel, a shipment is rejected by the consignee at destination, notification to Dow shall be given in writing, telephone, or telegraph, requesting disposition.

The charges to be applied on such rejected, returned shipments shall be in accordance with the S.A.C. as applied to the outbound shipment rates as published from the original point of origin to the original point of destination on the date of the resumed shipment and shall be based on the actual weight of the product returned. Time consumed waiting for orders under this provision will be considered as part of unloading time, and detention charges will be assessed in accordance with Provision No. 4.

9. SPOTTING NON-POOLED SEMI-TRAILERS FOR LINE HAUL MOVEMENTS OR STORAGE

   (a) Except as otherwise provided, when, for Dow's convenience, Carrier is requested or required to place and leave a single semitank on the premises of Dow, or any other practical site they may designate for the purpose of loading or unloading for a line haul movement a charge in accordance with the S.A.C. for each 24 hour period or fraction thereof will apply.

   (b) An allowance of one (1) hour without charge for spotting and one (1) hour without charge for pickup will be allowed (see Provision No. 4).

   (c) When, in connection with such spotting, it becomes necessary to move tractor(s) without semi-trailers, the charges in the S.A.C. will apply covering the movement of such tractor(s) for the miles travelled from and the miles travelled to return to the carriers terminal from which the tractor(s) was(were) dispatched.

   (d) When spotting is for the purpose of storage, the conditions and charges will be negotiated on a local basis and shown in Appendix II for that site location.

                                                 Page: AI-5 Rev 1 Date
                                                 Dow:
                                                 CLEA:


   (e) Carrier agrees that Dow may move Carrier's trailers within Dow's premises, however, Dow will be responsible for any damage incurred to trailers during such movement.

   (f) Dow will be liable for tank cleaning charge as provided in the S.A.C., if applicable, when trailer is released from spotting.

10. SUNDAY AND HOLIDAY SHIPMENTS

If Carrier is required by Dow to load, pick-up, unload, or actually deliver on a Sunday or Holiday, the charge in the SAC will apply on a per unit basis.

The intent is to compensate Carrier for "call-out" of local drivers to perform this work. The charge does not apply if the shipment is enroute over a Sunday or Holiday, but is loaded or unloaded (picked up or delivered) on any other day.

The term "holiday" is hereby defined to include the following days or the day on which they are celebrated:


New Year's Day                Independence Day               Thanksgiving Day
Good Friday                   Labor Day                      Christmas Day
Memorial Day

Carrier reserves the right to perform service on Sundays and Holidays (not requested but consented to, by shipper upon Carrier's request) for operating reasons, in which case extra charges herein do not apply.

11. STOP-OFF IN TRANSIT TO COMPLETE LOADING AND/OR FOR PARTIAL DELIVERY

    (a) Except as otherwise provided, shipments may be stopped in transit to complete loading and/or partial delivery.

    (b) A shipment loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, shall be considered as being stopped in transit to complete loading and/or partial delivery under the conditions of this provision.

    (c) A shipment stopped in transit for partial delivery may be delivered to two or more consignees within the corporate limits of a single destination or may be delivered to two or more consignees at two or more destinations.

                                                 Page: AI-6 Rev 1 Date 9/1/95
                                                 Dow:
                                                 CLEA:


    (d) To determine the mileage on shipments loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this provision.

    (e) To determine the mileage on shipments loaded at two or more places which are not all within the corporate limits of a single point and/or delivered to two or more places which are not all within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this provision.

    (f) To determine the applicable mileages for shipments made in paragraphs
        (d) and (e) of this provision, the Rand McNally MILEMAKER will apply and shall start at the point of loading and include the miles travelled by the vehicle via all stop-in-transit points to final destination or to the point at which the vehicle discharges the last portion of its cargo. Mileages so computed shall be used to determine the applicable rate for the entire shipment and shall apply on the number of gallons or pounds of commodity loaded at origin, subject to the minimums provided herein.

    (g) In addition to all other lawful charges, an additional stop off charge, as stated in the S.A.C., will apply. Such charge shall not be assessed at the origin or final destination.

    (h) Aggregate total loading or unloading times will be charged for in accordance with Provision No. 4.

12. WEIGHING VEHICLES

Unless otherwise provided, freight charges shall, at Dow's option, be based on one of the following methods of weight determination:

    (a) The description of the commodity and the weight of the shipment shall be shown by Dow on the shipping order or bill of lading.

    (b) Dow shall show on shipping order or bill of lading the specific gravity at temperature loaded.

    (c) Dow shall show on shipping order or bill of lading the weight per gallon at temperature loaded.

                                                  Page: AI-7 Rev 1 Date: 9/1/95
                                                  Dow:
                                                  CLEA:


     (d) The party which requests independent weighing of a shipment should pay weighing charge and all ensuing charges related to time and distance.

     In the absence of election of one of the foregoing methods, where a vehicle is weighed on public scale at the request of Dow or consignee, a charge (see the S.A.C.) shall be assessed for each weighing in addition to all other lawful charges.

     Time consumed in weighing vehicle, before or after loading, or both, at the point of shipment, shall be considered as part of time for loading and subject to charges set forth in Provision No. 4.

     Time consumed in weighing vehicle, before or after unloading, or both, at the point of destination, shall be considered as time for unloading and subject to charges and other provisions as set for in Provision No. 4.

     Carrier shall provide Dow and/or consignee with a calibration chart for the trailer utilized.

13.  ACCESSORIAL AND EMERGENCY SERVICES

     Accessorial and emergency service will be provided, if practicable, and such service charges shall be in accordance with the S.A.C.

     On Sundays and Holidays, time shall begin when Carrier's equipment leaves Carrier's terminal and continue until equipment is returned to the Carrier's terminal from which dispatched. Weekdays time will be computed Dow gate to gate. Any delay directly attributable to the Carrier will be subtracted from the total time. Time of equipment departure and arrival at the terminal will be indicated on the bill of lading or freight bill for each shipment.

13A. ASSISTANCE FROM OR EVACUATION OF POWER VEHICLE BY SECOND
     DRIVER-LOADING/UNLOADING

     When a two-person sleeper team is required to handle a shipment and Dow or the consignee requires the second person to assist in loading and/or unloading or to evacuate the power vehicle a charge (see the S.A.C.) will apply. Time to be computed from the time the Carrier's equipment arrives at the loading or unloading gate until the time the Carrier's equipment departs from the loading or unloading gate.

                                                  Page: AI-8 Rev 1 Date: 9/1/95
                                                  Dow:
                                                  CLEA:


     Charges set forth in the S.A.C. will be in addition to all other applicable charges and shall be paid by the party requesting this service.

14.  TANK CLEANING AND HEEL DISPOSAL

     When Carrier is requested to furnish a trailer for the transportation of products, which, because of its inherent nature requires cleaning and waste disposal before the trailer can be returned to service, the charges set forth in the S.A.C. will apply on the initial loading. These charges are in addition to all other lawful charges assessed against the shipment.

     Charges shall not be made on subsequent loading of the same trailer so long as said trailer remains continuously in the exclusive use of the same consignor, unless such consignor requests that the trailer be cleaned after delivery of any of these loadings, in which case the applicable additional charges shall be applied on the next loading of these products following such requested cleaning.

     When two or more products are shipped at one time in a compartmented trailer, the applicable cleaning charge will be the highest applicable charge on any product in the trailer.

15.  SPECIAL EQUIPMENT AND SERVICE

     When special equipment as listed below is required or requested by the consignor or consignee prior to movement of the shipment, such equipment, if available, will be furnished by Carrier subject to charges in the S.A.C. Air Blowers, Air Compressors, Air Dryers, Nozzles, and Pumps will be provided, as requested, without charge.

     (a) Compartmented Trailers.

     (b) Heating-in-transit Service: Except as otherwise provided, Carrier will, upon request of consignor or consignee, furnish, if available, a trailer and/or tractor equipped with a controlled heating-in-transit system subject to the charges in the S.A.C.

     (c) Heating Service: When, upon request, of consignor or consignee, a shipment is stopped in transit for the purpose of heating the lading by steam or any other means, the charges in the S.A.C. will apply.

                                                  Page: AI-9 Rev 1 Date: 9/1/95
                                                  Dow:
                                                  CLEA:


     Carrier will apply heat for the length of time prescribed by the consignor or consignee. Heating time will be deemed to start at the time heat is applied to the lading and shall end when the heat is removed.

     It shall be the responsibility of the consignor or consignee to make arrangements for the use of steam and other heating facilities at its own expense, although Carrier will, if requested, attempt to locate such facilities and make arrangements for their use provided, however, that the consignor or consignee shall agree to be responsible for any expense incurred for the use of such facilities.

     Time consumed by heating at consignor's site of pick up and/or consignee's site of delivery shall be considered as loading and/or unloading time and shall be charged for as provided in Provision No. 4.

     All charges set forth in this provision shall be in addition to all other lawful charges assessed against the shipment.

16.  OVERNIGHT AND WEEKEND LAYOVER

     OVERNIGHT

     (a) When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 4:00 p.m. on a day between Monday and Friday, inclusive or on Saturday or Sunday if so requested by Dow or consignee, and Dow or consignee cannot complete loading and/or unloading on the date of arrival, the time the vehicle is detained between 8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged for according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained until 8:00 a.m. the following morning at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. until 8:00 a.m. the following morning and in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for each overnight layover will apply.

          If the vehicle (tractor and/or trailer) is further detained, charges outlined above or in paragraph (b) below, as applicable, will be the same as if the vehicle had just arrived, except that no time without charge as provided for in the terms of Provision No. 4 will apply.

                                                 Page: AI-10 Rev 1 Date: 9/1/95
                                                 Dow:
                                                 CLEA:


     WEEKEND LAYOVERS

     (b) When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a Friday, and Dow or consignee cannot complete loading and/or unloading on the day of arrival, the time the vehicle is detained between 8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained over the weekend until 8:00 a.m. Monday at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. on Friday, or the time the driver was released if later than 5:00 p.m. until 8:00 a.m. Monday morning and, in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for such weekend layover will apply.

          If the vehicle (tractor and/or trailer) is further detained, charges outlined in paragraph (a) will apply the same as if the vehicle had just arrived, except that time without charge as provided for in Provision No. 4 will apply.

When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination at a time other than between 8:00 a.m. and 5:00 p.m. and, when due to compliance with Dow and/or consignee instructions, a layover is required to complete loading and/or unloading, charges for detention time after 5:00 p.m. as provided in paragraph (a) and (b) above, whichever applies will be applicable.

17.  SERVICE PERFORMANCE

     Carrier understands and agrees to have its performance measured by Dow using the "Measurement of Quality Performance" methodology, a copy of which is made a part of this Contract as Appendix III.

18.  CLEANING AND WASTE DISPOSAL

     Carrier warrants that he will perform all duties of a "generator" as identified by the EPA in 40 CRF 260.10 and that any cleaning facilities used will meet all Resource Conservation and Recovery Act requirements.

                                                Page: AI-11 Rev 1 Date: 6/17/96
                                                Dow:
                                                CLEA:


19.  DRUMMING FROM TANK TRAILERS

     Carrier will not off-load hazardous materials (as defined by DOT) from trailers into drums. If consignee should request Carrier to do this, Carrier shall refuse and notify Dow of same. Products designated as combustible are exempt from this policy.

20.  CURRENCY

     Freight rates and/or charges applicable under the terms or Provisions of this Contract shall be stated and payable in U.S. funds only.

21.  ALTERNATION OF RATES

     In Appendix II, where there is a conflict between tabular rates (mileage based) and point-to-point commodity rates, the rate that produces the lowest line haul transportation charge will apply.

     When shipments to, from, and between the United States and Canada are tendered and when there is a Dow Canada and a Dow U.S.A. contract, then the lowest contract freight rate in either contract will apply on either a prepaid or collect basis and the payment will be in U.S. funds only.

22.  ARBITRATION

     If any disputes or differences in interpretation arise other than provided under Provisions 1 through 21 above, such disputes will be resolved by negotiations between the two parties or by a mutually agreed upon arbitrator.

23.  SCHEDULE OF MINIMUM CHARGES

     Schedule of Minimum Charges is based a one-way billed miles scale and flat minimum charges. See Item 23 of the SAC for scale and flat charges.






*Denotes Change

                                                Page: SAC-1 Rev 4 Date: 6/17/96
                                                Dow:
                                                CLEA:


                            THE DOW CHEMICAL COMPANY
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

PROVISION (NO.)                                      CHARGE
--------------------------------------------------   -----------------------------------------------------

Detention (4)                               `        $8.00 per 1/4 hour increment or fraction thereof
                                                     (billed in monthly statements) LOA, UNL (ACON)

Cancelled Vehicle (5)                                $140 XLD (ACON)

Diversion/Reconsignment (6)                          $35 REC (ACON)

Rejected Shipments (8)                               50% Of outbound line haul rates; minimum of $165
                                                       and minimum of $1.30/mile. REJ

Spotting for Line Haul Movements (9)                 $110 Each 24 hour period or fraction thereof SPL, SPU (ACON)
                                                     Tractor only: $1.41/mile; $65 minimum DHL, DHU (ACON)

Spotting for Storage (9)                             Determined by local contract terms and charges as
                                                       listed in Appendix II

Sunday and Holidays (10)                             $195 PRE .00 $195.00 min (ACON) TRFI min + max $195.00

Stop-off Intrasit (11)                               $45 STO (ACON)

Weighing Vehicles (12)                               $20 SCL, SCU (ACON)

Accessorial and Emergency Service (13)               Sunday and Holidays:                           01:8905L
                                                       $45 each hour; 8 hours minimum              UN#608402
                                                     All other days:                                01:8906L
                                                       $45 each hour; 8 hours minimum              UN#608401

Assistance from or Evacuation of                     $5 For each minute period or fraction thereof
 Power Vehicle by Second Driver:                       will be assessed if second driver is required to
 Loading/Unloading (13A)                               assist in loading/unloading or evacuate from his unit

Tank Cleaning and Heel Disposal (14)                 A. $125 Standard products (ACON)
                                                     B. $190 (See Attachment A) TCLN
                                                     C. $500 (See Attachment A) SCREEN
                                                     D. Determined by local contract terms and charges
                                                        as listed in Appendix II

*Denotes Change

                                                Page: SAC-2 Rev 2 Date: 9/18/95
                                                Dow:
                                                CLEA:


                            THE DOW CHEMICAL COMPANY
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART


PROVISION (NO.)                                      CHARGE
--------------------------------------------------   -----------------------------------------------------

Special Equipment and Service (15)                   A. $90 For compartmented trailers CTC (ACON) .00 $90 min.
                                                     B. $45 Heating-in-transit (tractor only)
                                                        $85 Heating-in-transit (tractor and trailer) HIT (ACON)
                                                     C. Heating Service:

                                                              STOP OFF IN-TRANSIT FOR PURPOSE
                                                                       OF HEATING

                                                     Note A            Note B
                                                     $45               $11      Weekdays (excluding
                                                                                holidays)
                                                     $55               $13      Saturdays
                                                     $65               $17      Sundays and holidays

                                                     Note A:           Applies for the first hour or fraction
                                                                       thereof.
                                                     Note B:           Applies for each additional
                                                                       fifteen minutes or fraction thereof.

Overnight and Weekend Layovers (16)                  $200   single driver -- overnight LCN
                                                     $275   sleeper team  -- overnight LSN
                                                     $600   single driver -- weekend LCW            (ACON)
                                                     $1,760 sleeper team  -- weekend LSW



* If inbound line haul charges are rated
  from another shipper's contract, Dow
  contract accessorial charges will apply (17)       Accessorial override





*Denotes Change

                                             Page: II-1(AP) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                 ALLSYN'S POINT
                                 --------------

ACCESSORIAL CHARGES:
--------------------

Except as otherwise provided, the rates and charges contained herein are subject to the CLEA 100 Tariff Series.

EQUIPMENT ON LONG-TERM STORAGE: $100/day
-------------------------------

Item 100
--------

Origin:             Allyn's Point, CT
Commodity:          Liquid Commodities transported in single compartment MC-307 trailer


                                                                            Flat          Rate/
                    Destination                                            Charge      Loaded Mile
                    -----------                                            ------      -----------
01:0104L            ME; Corinth, NY; Fulton, NY -- 01:0111L                 -$64    +    $2.65

01:0103L            CT, NH, NJ (Zips 070-079, 085,086, 088,089; Nassau      - 64    +     3.44
                     and Suffolk counties), NY (points not otherwise
                     listed that are less than 140 highway miles from
                     origin), RI, VT

01:0102L            Tildale, GA (Dalton, GA)                                - 64    +     2.22
01:0163L            Tyrone, PA                                              - 64    +     2.98
01:0101L            Points in US (except provided for above)                - 64    +     2.27
01:0100L            Points in Canada                                        - 64    +     3.49

                    Sunday charge not applicable SUN (AiTE)
                    NOTE: Tank cleaning charge of $180 when cleaned for
                          shipments destined for points in Maine. TCL
                          (AiTE) 01:0104


*Denotes Change

                                            Page: II-2(AP) Rev 3 Date: 11/05/96
                                            Dow:
                                            CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


Item 200            01:0110L
--------

Origin:             Allyn's Point, CT
Destination:        Points in U.S.
Commodity:          Plastic Pellets
Toll Charge:        Tolls outside of rates TL1 -- AC (AiTE)

                    Miles               Flat Charge         Rate/Mile
                    -----               -----------         ---------
                      0 - 300             -$128        +      $3.20
                    301 - 500              -128        +       3.00
                    501 & Over             -128        +       2.85

Item 300            01:0162L
--------

Origin:             Allyn's Point, CT
Destination:        Points in Canada
Commodity:          Plastic Pellets
Rate:               -$128 flat charge + $3.10/loaded mile
Toll Charge:        Tolls included in rate TL1 -- IR (AiTE)

Item 400            01:0277L
--------

Origin:             Petrolia, PA
Destination:        Allyn's Point, CT
Commodity:          Liquid Commodities in single compartment MC-307 trailer
Rate                -$128 flat charge + $1.75/loaded mile

Item 500            33:0290L
--------

Origin:             Allyn's Point, CT
Destination:        Messena, NY
Commodity:          Plastic Pellets in single compartment trailers
Rate                $1,029/shipment


*Denotes Change

                                            Page: II-3(AP) Rev 2 Date 12/06/96
                                            Dow:
                                            CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 600          01:0105L
  --------
  Origin:           Allyn's Point, CT
o Destination:      Bridgeport, NJ and Deepwater, NJ
  Commodity:        Hazardous Waste, liquid  in dedicated single compartment
                    trailers
  Rate:             $800/shipment
  Tank Cleaning     $200, when cleaned TCL:(AITE)
  Charge:

                    NOTE: Rate applies to shipments handled in round trip transportation only.

  Item 700          01:0107
  --------
  Origin:           Allyn's Point, CT
  Destination:      Allyn's Point, CT
  Commodity:        In-plant storage trailers
  Rate:             $650 per month per trailer


-------------------
o Denotes Change

                                              Page: II-1(B) Rev 1 Date 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.
                                   BALTIMORE

o Item 100          01:0112L
  --------
  Origin:           Baltimore, MD (Bids Terminal)
  Commodity:        Dry Bulk

                    Miles                    Flat Charge              Rate/Mile
                    -----                    -----------              ---------
                      0 - 100                  $ 79           +         $3.18
                    101 - 200                  $ 95           +          3.01
                    201 - 400                  $126           +          3.13
                    401 & Over                 $ 34           +          3.36

o Item 200
  --------
  Origin:           Baltimore, MD
  Commodity:        Dry Plastic Pellets

                    Destination                                   Rate/Shipment
                    -----------                                   -------------
  02:0109           Cockeysville, MD                                  $197
  01:0182           Winchester, VA                                     322

                                              Page: II-1(C) Rev 2 Date 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.
                                   CHANNAHON

o Item 100
  --------
  Origin:           Channahon, IL
  Commodity:        Liquid Commodities transported in single compartment
                    MC-307 trailers

                                                         Flat          Rate/
                    Destination                         Charge      Loaded Mile
                    -----------                         ------      -----------
  01:0125L          LA                                  -$128    +     $1.80
  01:0130L          AL, DC, DE, FL, IN, KY,    MILES
                    MD, ME, MI, MS, NC, NH,    10-150    -128    +      3.00
                    SC, VT, VA               151 & Over  -128    +      2.60
  01:0272L          OH                                   -128    +      2.25
  01:0273L          OH (Counties of: Meigs, Gallia,      -128    +      2.60
                    Lawrence, Scioto, Pike, Jackson
                    and Vinton)
  01:0183L          CT, MA, PA, NJ, NY, RI, WV, Ontario  -128    +      2.10
  01:0184L          TN                                   -128    +      2.60
  01:0185L          Tisdale, GA (Dalton, GA)             -128    +      1.75
  01:0186L          GA (all other points)                -128    +      2.25
  01:0187L          TX (Counties of: Brazoria, Chambers, -128    +      1.75
                    Ft. Bend, Galveston, Harris,
                    Jefferson, and Montgomery)
  01:2090L          TX (Dallas and Tarrant counties)     -128    +      2.25
  01:0188L          TX (all other points)                -128    +      2.50
  01:0132L          Points in US including Illinois      -128    +      2.85
                    in continuation of an interstaate
                    move
  01:0271L          Points in Manitoba, Alberta, Quebec, -128    +      3.00
                    British Columbia, Saskatchewan
                    and New Brunswick



-------------------
o Denotes Change

                                              Page: II-1A(C) Rev 1 Date 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 150
  --------
  Origin:           Channahon, IL
  Commodity:        Liquid Commodities transported in single compartment
                    MC-307 trailers.

                              Flat       Rate/                          Flat         Rate/
          Destination        Charge   Loaded Mile    Destination       Charge     Loaded/Mile
          -----------        ------   -----------    -----------       ------     -----------
01:0189L  Detroit, MI        -$128 +     $2.25       Huron, OH         -$128 +    $2.15 01:0217
01:0190L  Freemont, MI        -128 +      2.25       Middletown, OH     -128 +     1.75 01:0218
01:0191   Grand Haven, MI     -128 +      2.25       Perrysburg, OH     -128 +     2.25 01:0219
01:0192L  Grand Rapids, MI    -128 +      2.25       Solon, OH          -128 +     2.15 01:0220
01:0193L  Holland, MI         -128 +      2.25       Strongsville, OH   -128 +     2.15 01:0221
01:0194L  Kalamazoo, MI       -128 +      1.75       Tallmadge, OH      -128 +     2.15 01:0222
01:0195L  Midland, MI         -128 +      1.75       Toledo, OH         -128 +     2.25 01:0223
01:0196L  Plymouth, MI        -128 +      2.25       Twinsburg, OH      -128 +     2.15 01:0224
01:0197L  Pontiac, MI         -128 +      2.25       Urbana, OH         -128 +     2.15 01:0225
01:0198   Saranac, MI         -128 +      2.25       Van Wert, OH       -128 +     2.25 01:0226
01:0199   Utica, MI           -128 +      2.25       Xenia, OH          -128 +     1.95 01:0227
01:0200L  Wyoming, MI         -128 +      2.25       Canadian
01:0201L  Warren, MI          -128 +      2.25       --------
01:0202L  Wyandotte, MI       -128 +      2.25       Ajax, ON           -128 +     1.75 01:0228
01:0203L  Akron, OH           -128 +      2.15       Bramalea, ON       -128 +     1.75 01:0229
01:0204L  Ashtabula, OH       -128 +      2.15       Brampton, ON       -128 +     1.75 01:0230
01:0205   Bedford, OH         -128 +      2.15       Concord, ON        -128 +     1.75 01:0231
01:0206L  Berea, OH           -128 +      2.15       Downsview, ON      -128 +     1.75 01:0232
01:0207L  Cincinnati, OH      -128 +      1.95       Leaside, ON        -128 +     1.75 01:0233
01:0209L  Cleveland, OH       -128 +      2.15       Maple, ON          -128 +     1.75 01:0234
01:0210L  Columbus, OH        -128 +      2.15       Mississauga, ON    -128 +     1.75 01:0235
01:0211L  Coshocton, OH       -128 +      2.15       Mitchell, ON       -128 +     2.10 01:0236
01:0212L  Cuyahoga, OH        -128 +      2.15       Oakville, ON       -128 +     1.75 01:0237
01:0213L  Dayton, OH          -128 +      1.75       Rexdale, ON        -128 +     1.75 01:0238
01:0214L  Dover, OH           -128 +      2.15       Sarnia, ON         -128 +     1.75 01:0239
01:0215L  Evendale, OH        -128 +      1.75       Weston, ON         -128 +     1.75 01:0240
01:0216L  Hamilton, OH        -128 +      1.75




-------------------
o Denotes Change

                                              Page: II-2(C) Rev 1 Date 6/17/96
                                              Dow:
                                              CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 200
  --------
  Origin:           Channahon, IL
  Commodity:        Liquid Commodities transported in multi-compartment
                    MC-307 trailers.

                                                         Flat          Rate/
                    Destination                         Charge      Loaded Mile
                    -----------                         ------      -----------
  01:0241L          Akron, OH                           -$128    +    $3.05
  01:0242L          Ashtabula, OH                        -128    +     3.05
  01:0243           Bedford, OH                          -128    +     3.05
  01:0244L          Berea, OH                            -128    +     3.05
  01:0245L          Cincinnati, OH                       -128    +     3.05
  01:0246L          Circleville, OH                      -128    +     3.05
  01:0247L          Cleveland, OH                        -128    +     3.05
  01:0248L          Columbus, OH                         -128    +     3.05
  01:0249L          Coshocton, OH                        -128    +     3.05
  01:0250L          Cuyahoga, OH                         -128    +     3.05
  01:0251L          Dayton, OH                           -128    +     3.05(1)
  01:0252L                                               -128    +     2.50(2)
  01:0253L          Dover, OH                            -128    +     3.05
  01:0254L          Evendale, OH                         -128    +     3.05(1)
  01:0255L                                               -128    +     2.50(2)
  01:0256L          Hamilton, OH                         -128    +     3.05(1)
  01:0257L                                               -128    +     2.50(2)
  01:0258L          Huron, OH                            -128    +     3.05
  01:0259L          Middletown, OH                       -128    +     3.05(1)
  01:0260L                                               -128    +     2.50(2)
  01:0261L          Perrysburg, OH                       -128    +     3.05
  01:0262L          Solon, OH                            -128    +     3.05
  01:0263L          Strongsville, OH                     -128    +     3.05
  01:0264L          Tallmadge, OH                        -128    +     3.05
  01:0265L          Toledo, OH                           -128    +     3.05
  01:0266L          Twinsburg, OH                        -128    +     3.05
  01:0267L          Urbana, OH                           -128    +     3.05
  01:0268           Van Wert, OH                         -128    +     3.05
  01:0269L          Xania, OH                            -128    +     3.05


-------------------
(1) Rate applies if no reload from Pilot/Middletown, OH

(2) Rate applies if trailer reloaded within 24 hour period from Pilot/Middletown, OH

 o  Denotes Change

                                              Page: II-3(C) Rev 5 Date 09/01/96
                                              Dow:
                                              CLEA:



                                 APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 300          01:1001L
  --------
  Origin:           Channahon, IL
  Destination:      Mississauga, ON with a stop-off for partial unloading at
                    Fort Erie, ON
  Commodity:        Liquid Commodities
  Rate:             $2,314/shipment

  Item 400          01:0270L
  --------
  Origin:           Channahon, IL
  Destination:      Points in the US and Ontario
  Commodity:        Liquid Commodities transported in multi-compartment
                    MC-307 trailer
  Rate:             -$128 flat charge + $3.05/loaded mile


  Item 500          01:0280L
  --------
  Origin:           Channahon, IL
  Destination:      Points in Manitoba, Alberta, Quebec, British Columbia,
                    Saskatchewan and New Brunswick
  Commodity:        Liquid Commodities transported in multi-compartment
                    MC-307 trailer
  Rate:             -$128 flat charge + $3.18/loaded mile

  Item 600          01:0600L
  --------
  Origin:           Channahon, IL
o Destination:      Marlborough, MA
                    Midland, MI
  Commodity:        Liquid Commodities in ISO containers
  Rate:             $1.50/running mile; $800/month container lease charge;
                    CTS (AITE) $10.50/day chasis lease charge CHA (AITE)
  Cleaning          When cleaned
   Charges:

  Item 700          01:0700
  --------
  Origin:           Channelview, TX
  Destination:      Channahon, IL or Joliet, IL
  Commodity:        Liquid Commodities in MC-307 single compartment, rear
                    discharge, reloadable trailers
  Rate:             -$128 flat charge + $1.75/loaded mile




--------------------
o Donotes Change

                                              Page: II-1(F) Rev 2 Date 12/13/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


                                  FREEPORT


  Accessorial Charges:     All accessorial charges not specifically covered
                           by Dow Master Contract to be billed per CLEA
                           100 series.

                           (MON/SAT)       (SUN/HOL)
                            04:4005L        04:4006L
  Item 100
  --------
  Intraplant Work:         When upon request of the shipper, carrier provides
                           a unit for intraplant work, a charge of $45.00/hour,
                           or fraction thereof, shall apply, subject to a 4
                           hour minimum Monday thru Saturday and 8 hour
                           minimum on Sunday and holidays.
o Spotting and/or          $55.00 flat charge. If service takes more than one
   Pickup Service on       (1) hour, bill extra time at intraplant rate of
   Tanks & Containers      $45.00/hour, or fraction thereof, subject to 8 hour
   Spotted for Storage:    minimum on Saturdays. ELA (AITE) 04:4005 AND 04:4006
  Rental Charges:          $70/day for plant storage trailers and ISO containers
                           on 20' and 40' chassis. 04:4444L
  Dry Disconnects:         When dry disconnects are required for delivery, an
                           additional charge of $200 will apply to all shipments
                           transported in non-dedicated equipment. DRD (AITE)
  Idle Day Charges:        $50/day except Saturday, Sunday & Holidays on TDI
                           Trailers 6-245, 6-246, 6-967, 7-263. 05:8954L
                           IDL (AITE)
                           $50/day except Saturday, Sunday & Holidays on magnesium chloride trailer 8-065. 05:8955L IDL (AITE)

                                              Page: II-2(F) Rev 1 Date 6/17/96
                                              Dow:
                                              CLEA:



                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 200
  --------
  Origin:           Points in Texas
  Commodity:        General Chemicals in stainless steel single compartment
                    trailers in non-dedicated, reloadable service.

                    Destination                       Flat Charge     Rate/Mile
                    -----------                       -----------     ---------
  04:4500L          CT, DE, GA, IL, IN, KY, MA, MD,      $ 37      +    $2.26
                    MI (Except Midland), NC, NJ, NY,
                    OH, PA, RI, SC, VA, WI, WV, ON
                    and PQ
  04:0400L          Canada except ON and PQ                56      +     3.00
  04:4505L          AL, MS, MO, TN                       -128      +     2.58
  04:4510L          CA                                   -128      +     2.60
  04:4525L          LA                                   -128      +     2.14
  04:4515L          All other states except TX and as    -128      +     2.81
                    otherwise provided herein

  Item 300          04:4520L - TDI 04:4521L - Other Products
  --------
  Origin:           Points in Texas
  Destination:      Points in U.S. and Canada
  Commodity:        Non-reloadable shipments made on a dedicated
                    basis; includes TDI and dry products,
                    magnesium chloride and bulk containers.
  Rate:             $3.00/loaded mile + $56
  Cleaning:         $835 on TDI shipments TCL - Always bill (AITE on 04:4520)

                                              Page: II-2A(F) Rev 1 Date 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 350
  --------
  Origin:           Freeport, Texas
  Commodity:        Latex liquid

                                                       Fixed
                    Destination                    Rate/Shipment     Rate/Mile
                    -----------                    -------------     ---------
  04:4901           Courtland, AL                     -$128       +    $2.81
  04:4902           Mobile, AL                         -128       +     2.22
  04:4903           Naheola, AL                        -128       +     2.81
  04:4904           Pennington, AL                     -128       +     2.58
  04:4905           Crossett, AR                       -128       +     2.60
  04:4906           Ft. Smith, AR                      -128       +     3.18*
  04:4907           San Marcos, CA                     -128       +     2.60
  04:4908           Tucker, GA                         -128       +     2.45
  04:4909           St. Francisville, LA               -128       +     2.14
  04:4910           Midland, GA                        -128       +     1.75
  04:4911           Canton, GA                         -128       +     2.39
  04:4912           N. Philadelphia, OH                -128       +     2.39
  04:4913           Portland, OR                       -128       +     2.81
  04:4914           Aiken, SC                          -128       +     2.42
  04:4915           Evadale, TX                         759              --
  04:4916           Houston, TX                         401              --
  04:4917           Pasadena, TX                        440              --

                    Canadian
                    --------
  04:4918           Varennes, PQ                       -128       +     1.75

                    *Requires center unload trailer

                                              Page: II-3(F) Rev 1 Date 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 400          04:4521L
  --------
  Origin:           Points in Texas
  Destination:      Points in Mexico
  Commodity:        Liquid Commodities
  Rate:             $3.00/loaded mile + $56
                    On shipments to Mexico to be transported via the international boundary at any point in Texas, an extra charge of $200/round trip crossing will be applicable in addition to all other charges.

o Item 500          04:4590L
  --------
  Origin:           Points in Texas
  Destination:      Points in U.S, (except Texas) and Canada
  Commodity:        Liquid Commodities transported in multi-compartment trailer.
  Rate:             -$128 flat charge + $2.85/loaded mile

o Item 600          04:4527L
  --------
  Between:          Freeport, TX
                    and
                    Ports of Barbours Cut, Galveston and Houston, TX
  Commodity:        Freight All Kinds
  Rate:             $174/tank container

                                              Page: II-4(F) Rev 1 Date 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 700          04:4593
  --------
  Origin:           Freeport, Texas
  Destination:      Mahrt, AL
  Commodity:        Latex in single compartment trailer
  Rate:             $1,783/shipment

o Item 800          04:4592L
  --------
  Origin:           Pasadena, Texas
  Destination:      Anderson, IN
  Commodity:        Chemicals, NOI
  Rate:             -$128 flat charge + $2.20/loaded mile

  Item 900
  --------

o Item 1000         04:4000L
  ---------
  Origin:           Freeport, Texas
  Destination:      Rochester, NY
  Commodity:        Liquid Commodities in single compartment, MC-307 trailer.
  Rate:             $3,514/shipment

                                              Page: II-5(F) Rev 1 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 1100
  ---------

Origin:             Freeport, TX
Commodity:          Liquid Chelating compounds in single compartment trailer
Tank                $125 when cleaned
 Cleaning:
Stop-off            $185 per stop for all stops after the first.
 Charge:

                                                         TANK CLEANING

                                                       BACKOUT  $75.00
                                                              ----------


                                                                            Flat          Rate/
                    Destination                                            Charge         Mile
                    -----------                                            ------         -----
04:4063L            Tildale, GA (Dalton, GA)                                -$128    +    $1.75
04:4602L            Chattanooga, TN                                         -$128    +     1.98
04:4604              Chattanooga, TN to Tildale, GA                                    $215/shipment
                     (Dalton, GA)(continuation)


o Item 1200           04:4591L
  ---------

Origin:             Brownsville, TX
Destination:        Bayport, TX; Houston, TX (Zip 770); and Seabrook, TX (Zip 775)
                    In continuation of movement originating in Lerma Poluca, MX
Commodity:          Polyglycol, Polyethylene Glycol
Rate:               $624/shipment
Cleaning:           $300 - special preparation in Mexico TLC - always bill (AiTE)

o Item 1300           04:4004L
  ---------

Origin:             Chicago, IL (Zip 606); Wellford, SC (Zip 293)
Destination:        Freeport, TX
Commodity:          Liquid Commodities in single compartment MC-307 trailer
Rate:               -$128 flat charge + $1.75/loaded mile

o Item 1400            04:4003L
  ---------

Origin:             New Albany, IN
Destination:        Freeport, TX
Commodity:          Liquid Commodities in single compartment MC-307 trailer
Rate:               -$128 flat charge + $1.80/loaded mile

                                              Page: II-6(F) Rev 2 Date: 12/01/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


Item 1500           04:1500L
---------

Origin:             Points in U.S. excluding Texas
Commodity:          Liquid Commodities in MC-307 trailer (reloadable 2/1 type only)
Rate:               -$128 flat charge + $1.75/loaded mile


o Item 1600            04:4037L
  ---------

Origin:             Freeport, TX
Destination:        Channelview, TX
Commodity:          Liquid Commodities MC-307 trailers
Rate:               $360/shipment

o Item 1700           Reserved for future use
  ---------

o Item 1800           Reserved for future use
  ---------

                                              Page: II-7(F) NEW Date: 12/01/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


Item 1900
---------

Origin:             Freeport, TX
Commodity:          Liquid Commodities in MC-307 trailers


                    Destination                             Rate/Shipment
                    -----------                             -------------
04:4010L            Austin, TX                              $  650
04:4011L            Bayport, TX                                360
04:0412L            Baytown, TX                                370
04:0413L            Brenham, TX                                455
04:0414L            Carrollton, TX                             912
04:0415L            Dallas, TX                                 875
04:0416L            Dayton, TX                                 405
04:0417L            Deer Park, TX                              350
04:0418L            El Paso, TX                              2,073
04:0419L            Evadale, TX                                650
04:0420L            Fort Worth, TX                             912
04:0421L            Freeport, TX                               350
04:0422L            Fresno, TX                                 350
04:0423L            Garland, TX                                912
04:0424L            Grand Prairie, TX                          912
04:0425L            Houston, TX                                350
04:0426L            La Porte, TX                               360
04:0427L            Lewisville, TX                             912
04:0428L            Mesquite, TX                               912
04:0429L            Odessa, TX                               1,425
04:0430L            Pasadena, TX                               350
04:0431L            Port Arthur, TX                            525
04:0432L            San Antonio, TX                            703
04:0433L            Spring, TX                                 370
04:0434L            Sugarland, TX                              350
04:0435L            Terrell, TX                                855
04:0436L            Victoria, TX                               767

TO:    RICK STOLL
       JIM KEELER
       PHIL CUMMING
       KERRY GRAY

CC.    J. HAGELIN
       S. SELVERIAN
       D. REYNOLDS
       G. BAILEY
       A. TENNIS

FROM: G. CIARLONE

DATE: 4-26-95

SUBJECT: DOW CHEMICAL -- INTRA TEXAS

THIS WILL SUMMARIZE THE COURSE OF ACTION WE ARE TAKING FOR DOW'S INTRA TEXAS
TRAFFIC:

   1. WE HAVE INDENTIFIED ALL DOW TRANSACTIONS AND MADE COPIES OF THE TEXAS TARIFF PAGES THAT ARE ACTIVE FOR DOW.

   2. A SEPARATE ADDENDUM WILL BE ADDED TO DOW'S INTERSTATE CONTRACT INCORPORATING THE TEXAS TARIFF RATES APPLICABLE FOR DOW.

   3. THE LINEHAUL RATES WILL CONTINUE TO BE SUBJECT TO BOTH INSURANCE AND FUEL SURCHARGES.

   4. EXCEPT AS PROVIDED IN ITEM 3 HEREIN, NO INTRA TEXAS TARIFF RULES OR ACCESSORIAL CHARGES WILL APPLY. INSTEAD, THE RATES WILL BE SUBJECT TO THE RULES AND CHARGES CONTAINED IN THE INTERSTATE CONTRACT.

IF ANYONE HAS ANY OBJECTIONS OR COMMENTS, WE NEED TO KNOW IMMEDIATELY.

NOTE TO GARY BAILEY:

ONCE THIS IS ACCOMPLISHED FOR DOW, CAN WE PROCEED WITH THE CANCELLATION OF THE EXISTING INTRA TEXAS TRAIFFS AND THE PUBLICATION OF THE NEW ONE.

                                                            ORIGINAL CHECK SHEET
                                                              EFFECTIVE: 5-01-95
                                 ADDENDUM NO. 8
                                 (INTRA-TEXAS)
                            THE DOW CHEMICAL COMPANY
               CONTRACT RATE SCHEDULE TO TRANSPORTATION AGREEMENT

                           CHECK SHEET FOR REVISIONS

The following list shows all effective revisions as of the effective date of this page.

================================================================================

           PAGE #        REVISION            PAGE #        REVISION
       # CHECK SHEET         0              #  59             0
       #      1              0              #  60             0
       #     20              5              #  61             0
       #     51              2              #  83             0
       #     52              0              # 103             3
       #     53              4              # 104             3
       #     54              0              # 107             0
       #     55              0              #  65             2
       #     56              0              #  41             0
       #     57              1              #  45             0
       #     58              0              #  46             0

# Pages issued this date.


AGREED AND ACCEPTED;                        AGREED AND ACCEPTED:
THE DOW CHEMICAL COMPANY                    CHEMICAL LEAMAN TANK LINES, INC.

------------------------------------        ------------------------------------

TITLE:                                      TITLE: GEORGE E. CIARLONE
      ------------------------------               -----------------------------
                                                   MANAGER OF CONTRACTS

DATE:                                       DATE: April 28, 1995
      ------------------------------             -------------------------------

[LOGO]   CHEMICAL LEAMAN TANK LINES, INC.
         102 Pickering Way, Exton, PA 19341-0200 o 215-363-4200

          SCHEDULE OF RATES AND CHARGES APPLYING ON SERVICES PERFORMED
       WITHIN THE UNREGULATED COMMERCIAL ZONES OF TEXAS AS DESIGNATED BY
                       THE RAILROAD COMMISSION OF TEXAS.

                        RATES EFFECTIVE: OCTOBER 1, 1992

HOURLY CHARGE: $60 per hour or fraction thereof, subject to a minimum of eight
               (8) hours.

               Charge applies from the time unit leaves its' origin terminal until return thereto.

Except as otherwise provided, all provisions of ICC CLEA 100 Tariff series apply, including the tank cleaning provision thereof.

                                     RULES
--------------------------------------------------------------------------------
TSCH SCREEN                       APPLICATION                       ITEM
--------------------------------------------------------------------------------
                                 COMPUTATION OF                       1.
                             FUEL ADJUSTMENT CHARGE              (Concluded)

Highest Miles Charge
(division sign) 995 = .----------

--------------------------------------------------------------------------------------------
MILES    CHARGE    MILES   CHARGE     MILES   CHARGE     MILES   CHARGE     MILES  CHARGE
  10.....$ 0.86     210.....$ 35.14   410.....$ 69.42     610....$103.70     810...$137.98
  20.....  2.57     220.....  36.85   420.....  71.13     620.... 105.41     820... 139.69
  30.....  4.29     230.....  38.57   430.....  72.85     630.... 107.13     830... 141.41
  40.....  6.00     240.....  40.28   440.....  74.56     640.... 108.84     840... 143.12
  50.....  7.71     250.....  41.99   450.....  76.27     650.... 110.55     850... 144.83

  60.....  9.43     260.....  43.71   460.....  77.99     660.... 112.27     860... 146.55
  70..... 11.14     270.....  45.42   470.....  79.70     670.... 113.98     870... 148.26
  80..... 12.86     280.....  47.14   480.....  81.42     680.... 115.70     880... 149.98
  90..... 14.57     290.....  48.85   490.....  83.13     690.... 117.41     890... 151.69
 100..... 16.28     300.....  50.56   500.....  84.84     700.... 119.12     900... 153.40

 110..... 18.00     310.....  52.28   510.....  86.56     710.... 120.84     910... 155.12
 120..... 19.71     320.....  53.99   520.....  88.27     720.... 122.55     920... 156.83
 130..... 21.43     330.....  55.71   530.....  89.99     730.... 124.27     930... 158.55
 140..... 23.14     340.....  57.42   540.....  91.70     740.... 125.98     940... 160.26
 150..... 24.85     350.....  59.13   550.....  93.41     750.... 127.69     950... 161.97

 160..... 26.57     360.....  60.85   560.....  95.13     760.... 129.41     960... 163.69
 170..... 28.28     370.....  62.56   570.....  96.84     770.... 131.12     970... 165.40
 180..... 30.00     380.....  64.28   580.....  98.56     780.... 132.84     980... 167.12
 190..... 31.71     390.....  65.99   590..... 100.27     790.... 134.55     990... 168.83
 200..... 33.42     400.....  67.70   600..... 101.98     800.... 136.26    1000... 170.54
--------------------------------------------------------------------------------------------

(MFC 21703, 21791, 21838, 21907, 22051, 22419, 22728, 23171, 24209, 25171,
25522, 26077, 26544, 26945, 28679, 28727, 29180, 29599, 29650, 30197, 30351,
31831, 31894, 31919, 31973, 32288, 32291, 32326, 32402, 32454, 32541, 32629,
32774, 32891, 33426, 33545, 33811, 34625, 36079, 36116) (MFC 36396, effective
February 23, 1994)
--------------------------------------------------------------------------------

                        SURCHARGE FOR INSURANCE EXPENSES                2
                            APPLICATION OF SURCHARGE

A. Freight charges on each shipment shall be computed on the basis of the applicable linehaul rate as provided in this tariff multiplied by the actual weight, gross gallons or barrels transported, or minimum weight, gallons or barrels specified, whichever is greater, or apply specific truckload charge, if applicable.

B. To the freight charge computed in Paragraph A, apply 4.07 percent surcharge, disposing of fractions as follows: Fractions of less than one-half cent will be dropped, and fractions of one-half cent or more, will be increased to the next higher whole cent.

C. The surcharge as computed in Paragraph B shall be in addition to all other charges applicable to the shipment as provided in this tariff.

--------------------------------------------------------------------------------
(MFC 29782)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DISTANCE COMMODITY RATES
             (Rates are in cents per hundredweight except as noted)
================================================================================
                                  APPLICATION                      ITEM
--------------------------------------------------------------------------------
                          DISTANCE COMMODITIES, VIZ:              500
                                   SECTION A

ITEM 510, COLUMN 2 rates apply on the following products:

Minimum: 40,000 pounds.



Acetal                           ALCOHOLS, VIZ.:                        Ammonium Sulfide
Acetaldehyde                       (Continued)                          Ammonium Thiosulphate
                                   Cyclohexanol                           Solution, Photograde
ACETATES, VIZ.:                    Decyl (other than perfumery          Amyl Chloride
  Amyl                               grade)                             Anti-Freeze Compounds
  Butyl                            Denatured                            Anti-Freeze Preparations,
  Crude Sodium                     Diacetone                              Proprietary (not otherwise
  Ethyl                            Diethyl Carbonol                       provided in tariff)
  Isobutyl                         Ethyl Butyl                          Anti-Icing Compounds
  Isopropyl                        Ethyl Hexyl (Ethylhexenol)           Benzaldehyde
  Methyl                           Hexyl (other than perfumery          Boiler Cleaning Compound
  Methyl Acetoacetate                grade)                             Butyraldehyde
  Methyl Amyl                      Inedible Fatty Alcohol               Calcium Bromide Solution
  Octyl                              of Petroleum                       Calcium Chloride
  Propyl                           Isoamyl                              Caprolactam
  Propylene Glycol Monomethyl      Isobutyl                             Captan
    Ether                          Iso-Decanol                          Carbon Tetrachloride
  Vinyl                            Iso Octyl (other than                Cement Clinker Grinding
Acetic Anhydride                     perfumery grade)                     Compound
Acetone                            Isopropyl (Isopropanol)              Chelating Compounds
Acetonitrile                       Methally                             Chloroform
                                   Methyl Amyl                          Cleaning compound, liquid,
ACIDS, VIZ.:                       Methyl (Methanol)                      NOIBN (hydrocarbon based)
  Acetic                           Mixed Butanols                       Cyanhydrine
  Acrylic                          Nonyl (other than perfumery          Detergents
  Anhydrous                          grade)                             Di-isobutyl Ketone
  Dodecylbenzene Sulfonic          Normal Propyl                        Dichloroethyl Ether
  Ethyl Hexanoic                   Octyl                                Dichloroisopropyl Ether
  Ethylhexoic                      Octyl (perfumery grade and           Diethyl Carbonate
  Hydrofluoric                       other than perfumery               Diethyl Sulphate
  Nitric                             grade)                             Diethylene Ether
  Petroleum                        Propylene Chlorohydrin               Dimethyl Amine
  Petroleum Fatty                  Tertiary Amyl                        Dimethyl Formamide
  Phosphoric                       Tri-Decyl (other than                Dinonyl Phenol
  Phosphoric sludge                  perfumery grade)                   Diol Fractions
  Propionic                        (2-aminoethoxy) ethanol              Distillation Residue
Acrolein                           Wood                                 Epichlorhydrin
Acrylonitrile                                                           Ethane
Agricultural insecticides          Alkyl-Pridine                        Ethanol, Fuel Grade
Alcohol-Ketone Mix                 Allyl Chloride                       ETHANOLAMINES, VIZ.:
                                   Amine Residues, Crude                  Diethanolamine
ALCOHOLS, VIZ.:                    Aminoethylpeperazine                   Methyldiethanolamine
  Alkyl Aryl Polyether             Ammonium Bisulfate                     Monoethanolamine
  Amyl                             Ammonium Polysulfide                   Still Bottoms Mixtures
  Anti-Freeze                                                             Triethanolamine
  Butyl
                                                                          (Continued)

TTTCA/TBC TARIFF 10-B                                          ORIGINAL PAGE 52

--------------------------------------------------------------------------------
                            DISTANCE COMMODITY RATES
             (Rates are in cents per hundredweight, except as noted)
--------------------------------------------------------------------------------
                                  APPLICATION                               ITEM
--------------------------------------------------------------------------------


                         COMMODITIES, VIZ: (Continued)                       500

ITEM 510, COLUMN 2 rates apply on the following products:

Minimum: 40,000 pounds.
Ethyl Ether (Sulphuric Ether)             Isopropyl Ether                             Isoprene
  other than anesthesia ether                                                         Methyl Styrene
Ethyl Acetoacetate                        KEYTONES, VIZ.:                             Methylethyl Benzene
Ethyl Chloride                              Methyl Butyl                              Monochlorobenzene
                                            Methyl Ethyl                              Naphthalene
ETHYLENE AMINES, VIZ.:                      Methyl Isoamyl                            Olefins NOI
  Di-Ethylene Triamine                      Methyl Isobutyl                           Orthoxylene
  Ethylene Diamine                          Methyl Isopropyl                          Paraxylene
  Penta Ethylene Hexamine                   Methyl Propyl                             Perchloroethylene
  Tetra Ethylene Pantamine                  Methyl Vinyl Pyridine                     Polythene
  Tri-Ethylene Tetramine                    Methyl-Normal-Amyl                        Pseudocumene
                                                                                      Styrene
Ethylene Dibromide                        Liquid Soap                                 Tetrahydronaphthalene
Ethylene Dichloride                       Mesityle Oxide                              Tetrapropylene
Ethylidene Dichloride                     Methoxypropionitrile                        Triisobutylene
Ferrous Sulphate Solution                 Methoxypropylamine                          Trichlorbenzene
Formaldehyde                              Methyl Acetone                              Trichloroethylene
Formalin                                  Methyl Amyl Carginol                        Vinyl Toluene
Gas Purifying Compound, NOI               Methyl Chloride
Glycerine                                 Methyl Chloroform                         Orthodichlorobenzol
Glycerol                                  Methyl Ethyl-Pridine                      Oxo Alcohol Distillation
Glycerol Dichlorohydrin                   Methyl Glycol Ethers                      Paraformaldehyde
                                          Methyl Isobutyl Carbinol                  Pentane
GLYCOLS, VIZ.:                            Methyl Tertiary Butyl Ether               Perchloroethane
  Butylene                                Methylally                                Petroleum Cumene
  Diacetate                               Methylene Chloride                        Petroleum Nitrozylene
  Diethylene                              Morpholine                                Petroleum Treating Compound
  Diformate                               Motor Fuel Additive (containing           Petroleum Alkylate Detergent
  Dipropylene                               not more than 50% petroleum               Intermediate
  Ethylene                                  not including Ethyl Fluid or            Phorone
  Glycol Ethers                             Tetra Ethyl Fluid, but including        Phosphatic Fertilizer Solution
  Hexylene                                  Motor Fuel Anti-icing)                    (containing over 40%
  Methyl                                  Nonyl Phenol                                Anhydride by weight)
  Monoethylene                            Octanes                                   Picloram +2 4-D (TM)
  Pentanedial                             Octyl Aldehyde                            Plant Defoliant
  Polyethylene
  Polyglycol                              OLEFINS, VIZ.:                            PLASTICIZERS (RESINS OR
  Polypropylene                             Acetylene                                 PLASTIC), VIZ.:
  Propylene                                 Decahydronaphthalene                      Diallyl Phthalate
  Propylethylene                            Diamyl Naphthalene                        Diethyl Phthalate
  Tetraethylene                             Dicyclopentadiene                         Diisodecyl Phthalate
  Triethylene                               Diethyl Benzene                           Dimethyl Phthalate
  Tripropylene                              Diisobutylene                             Dioctyl Phthalate (water
  And Blends of two or more of              Dodecylbenzene                              soluble)
    the named Glycols                       Dodecyltoluene                            Diundecyl Phthalate
                                            Durene                                    Plasticizers NOIBN
Heat Transfer Agents                        Ethyl Benzene
Heptane                                     Ethylene
Isobutyraldehyde                            Isophorene


                                                                     (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For explanation of abbreviations and special characters see last page of this tariff.

TTTCA/TBC TARIFF 10-B                                    FOURTH REVISED PAGE 53
--------------------------------------------------------------------------------
                            DISTANCE COMMODITY RATES
            (Rates are in cents per hundredweight, except as noted)
--------------------------------------------------------------------------------
                                APPLICATION                              ITEM
--------------------------------------------------------------------------------
                         COMMODITIES, VIZ: (Continued)                   500*

ITEM 510, COLUMN 2 rates apply on the following products:

Minimum: 40,000 pounds.

Polyoxalkyleneamines                        Sodium Bisulfite
Polyoxyethylene Ether                       Sodium Hydrosulphide
Polyoxypropylenediamine                     Sodium Sulfide                      Styrene-Butadlene Latex
Polyvinyl Chloride                          Sodium Sulfide Solutions            Trichloroethane
Propionaldehyde                             Sodium Thiosulphate                 Trichloropropane
Propyl Aldehyde                                                                 Vinyl Chloride
Propylene dichloride                        SOLVENTS, VIZ.:                     Vinylidene Chloride
Propylene Oxide                             Lacquer                             Vinylidene Dechloride
Refinery Still Bottoms                      Paint                               Water Treating Compounds
Rubber Preservative                         Varnish                             Xylidine
Scale Prevention Compound                   Solvents NOI
Sodium Arsenite Solution

--------------------------------------------------------------------------------
(MFC 21471, 22711, 23957, 24082, 24125, 24620, 24858, 25686, 25963, 26882,
26850, 27346, 27583, 27660, 28234, 28717, 28719, 28966, 29334, 29411, 29559,
29868, 30014, 30327, 30708, 30889, 30944, 31037, 31142, 31178, 31298, 31477,
31513, 31569, 32005, 32130, 32800, 33983, 34874)
--------------------------------------------------------------------------------
                                   SECTION B

PART I: On the following products apply rates in Item 510_________ Column 2 Chemicals, petroleum products, petrochemicals not otherwise provided for in TTTCA/TBC Tariffs 7 & 10 series. (Subject to Notes 1, 2, 3, 4 and 5).

NOTE 1: Rates in this commodity description are restricted to those commodities not otherwise specifically named in other sections of this tariff or TTTCA/TBC Tariff 7 series. It is further restricted to commodities having a declared value of less than $0.40 per pound and requiring trailer equipment equal to or less than DOT MC 307 standards.

NOTE 2: The shipper has the burden to provide the declared value prior to the loading of the shipment.

NOTE 3: Rates in this item are not applicable on any commodity requiring DOT hazardous class "Poison" or any commodity classified as "USP" grade product.

NOTE 4: Shipper's Bill of lading must carry the notation "This commodity meets the standards required under the terms and provision of Item 500, Section B, TTTCA/TBC series."

NOTE 5: If the provisions of PART I are not met prior to the loading of the shipment, then the rates and provisions of PART II of Section B apply.
--------------------------------------------------------------------------------
PART II: On the following products apply rates in Item 510 __________ Column 3

Chemicals, Petro-Chemicals or other Petroleum Products not otherwise provided for in this tariff or in TTTCA/TBC MFC Tariff No. 7 series

Mimimum: 40,000
--------------------------------------------------------------------------------
(MFC 31837, 32130)
--------------------------------------------------------------------------------
                                   SECTION C

On the following products apply rates in Item 510 _____________ Column 4

Latex

Minimum: 36,000 pounds
--------------------------------------------------------------------------------
                                                                    (continued)
--------------------------------------------------------------------------------
For explanation of abbreviations and special characters see last page of this
tariff.                                                                1/22/93

TTTCA/TBC TARIFF 10-B                                           ORIGINAL PAGE 5
--------------------------------------------------------------------------------
                            DISTANCE COMMODITY RATES
            (Rates are in cents per hundredweight, except as noted)
--------------------------------------------------------------------------------
                                APPLICATION                              ITEM
--------------------------------------------------------------------------------
                         COMMODITIES, VIZ: (Continued)                   500*
--------------------------------------------------------------------------------

                                   SECTION D

On the following products apply rates in Item 510 ________________ Column 5

Silicate of Soda

Minimum: 42,000 pounds

--------------------------------------------------------------------------------

                                   SECTION E

Item 510, Columns 6 and 7 rates apply on the following products:

Caustic Soda               Minimum:         42,000 pounds _____________ Column 6
Caustic Soda               Minimum:         48,000 pounds _____________ Column 7

--------------------------------------------------------------------------------

                                   SECTION F

On the following products apply rates in Item 510 ________________ Column 8

Coal Tar, Coal Tar Pipe Coating, Coating, Coal Tar Pitch and Creosote Oil

Minimum: 38,000 pounds

--------------------------------------------------------------------------------
(MFC 27189, 30889, 31778, 32130)
--------------------------------------------------------------------------------

                                   SECTION G

On the following products apply rates in Item 510 ________________ Column 9

Toluene (Toluol)

Xylene (Xylol)

Minimum: 40,000 pounds

--------------------------------------------------------------------------------
(MFC 31778, 32130)
--------------------------------------------------------------------------------

                                   SECTION H

On the following products apply rates in Item 510 ________________ Column 10

Animal & Poultry Feeds & Feed Supplements
  (not otherwise provided for in this tariff)
Blackstrap Molasses
Blackstrap Molasses (mixed with not to exceed 10% Urea,
   and with or without not to exceed 6% of other ingredients)
Beet Sugar Final Molasses
Cactus Molasses
Sotol Molasses

Mimimum: 40,000 pounds

--------------------------------------------------------------------------------
                                                                    (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For explanation of abbreviations and special characters see last page of this tariff.

                            DISTANCE COMMODITY RATES
            (Rates are in cents per hundredweight, except as noted)

                                 APPLICATION                        ITEM
                        COMMODITIES, VIZ: (Continued)                500


                                   SECTION I

On the following products apply rates in Item 510 ..............   Column 11

Fruit Juices
Molasses, Edible
Water, Fresh or Distilled
Milk

Minimum: 36,000 pounds

                                   SECTION J

On the following products apply rates in Item 510 ..............   Column 12

Salt Water or Brine (Note 1)
Minimum: 40,000 pounds

                                   SECTION K

On the following products apply rates in Item 510 ..............   Column 13


Allyl Alcohol            2-Ethylhexyl Acrylate         Phenol
Benzene                  Formic Acid                   Plastic, Liquid Synthetic
Butyl Acrylate           Methyl Acrylate               Polyesters
Butyl Methyl Acrylate    Methyl Methacrylate            Propal Carbinol
Ethyl Acrylate           Normal Propyl Carbinol        Resins, Alkyd
Ethyl Alcohol            Paint, Lacquer or Varnish     Resins, Liquid Synthetic

Minimum: 40,000 pounds

(MFC 27189, 27660, 30889, 30994, 31037, 31142, 31178)

                                   SECTION L

On the following products apply rates in Item 510 ...............   Column 14

Glue or Paste

Minimum: 36,000 pounds

                                                                    (continued)

For explanation of abbreviations and special characters see last page of this tariff.

                            DISTANCE COMMODITY RATES
            (Rates are in cents per hundredweight, except as noted)
--------------------------------------------------------------------------------
                                  APPLICATION                        ITEM
--------------------------------------------------------------------------------
                    COMMODITIES, VIZ: (Continued)                     500
--------------------------------------------------------------------------------
                                   SECTION M

On the following products apply rates in Item 510 ................. Column 15

Aqua Ammonia (liquid fertilizer), subject to notes 2 and 5
Fertilizer Ammoniating Solution, subject to notes 2 and 5
Nitrogen Fertilizer Solution, subject to notes 2 and 5
Phospheric (Phosphoric) Fertilizer Solution, containing 40% or less of
  Phosphoric Anhydride by weight, subject to notes 2 and 5
Phosphatic Fertilizer Solution, containing 40% or less of
  Phosphoric Anhydride weight, subject to notes 2 and 5
Urea, liquid, other than technical grade, subject to note 5
Liquid Fertilizing Compounds, containing 1-lb. zinc subject to note 5 Waste Ferrous Sulphate Solution, subject to note 5

Minimum: 40,000 pounds
--------------------------------------------------------------------------------
(MFC27189.27660.32130)
--------------------------------------------------------------------------------
                                   SECTION N

On the following products apply rates in Item 510..................  Column 16
Sodium Bichromate, liquid
Sodium Chromate, liquid
Minimum: 36,000 pounds
--------------------------------------------------------------------------------
                                    SECTION O

On the following products apply rates in Item 510 .................  Column 17
Lime Slurry or Liquid Lime
Minimum: 47,000 pounds
--------------------------------------------------------------------------------
                                   SECTION P
Item 510, Columns 18 and 19 rates apply on the following products
Liquid Caustic Potash:   Minimum: 38,000 pounds ................... Column 18
Liquid Caustic Potash:   Minimum: 48,000 pounds ................... Column 19
--------------------------------------------------------------------------------
                                                                     (continued)
--------------------------------------------------------------------------------
For explanation of abbreviations and special characters see last page of this tariff.

TTT/TBC TARIFF 10-B                                        FIRST REVISED PAGE 57
--------------------------------------------------------------------------------
                            DISTANCE COMMODITY RATES
            (Rates are in cents per hundredweight, except as noted)
--------------------------------------------------------------------------------
                                  APPLICATION                        ITEM
--------------------------------------------------------------------------------
                        COMMODITIES, VIZ: (Concluded)                 500
--------------------------------------------------------------------------------
                                   SECTION Q

On the following products apply rates in Item 510 ................ Column 20
Acid, Viz.: (Note 3)
  Hydrochloric (Muriatic)
  Sulphuric
Aluminum Chloride Solution (Note 4)
Aluminum Sulphate or Paper Makers Alum

Minimum: 42,000 pounds
--------------------------------------------------------------------------------
NOTE 1: The rates in Column 12 on Salt Water or Brine, and the rules, regulations and charges applicable in connection therewith will also apply for account of specialized motor carriers of oil field equipment between points they are authorized to serve, and only when moving as oilfield equipment to be used in the drilling, completion or operation of oil or gas wells, and when carriers are equipped to transport the commodities in tank trucks.

NOTE 2: When MC 330 tanks are required for shipments, Column 14 rates subject to minimum weight of 26,000 pounds apply.

NOTE 3: The rates in Column 20 on Hydrochloric (Muriatic) and Sulphuric Acid and the rules, regulations and charges applicable in connection therewith will also apply for account of specialized motor carriers of oil field equipment between points they are authorized to serve, and only when moving as oil field equipment to be used in the drilling completion or operation of oil or gas wells, and when carriers are equipped to transport the commodities in tank trucks.

NOTE 4: The rates on Aluminum Chloride Solution in Column 20 of Item 510 Series will not apply for account of Chemical Leaman Tank Lines, Inc.

NOTE 5: For the account of DSI Transports, Inc. and Western-Commercial Transport, Inc., the mileage rates in Column 2 of Item 510 shall apply on all commodities described in Section M of this item.

NOTE 6: When a vacumm truck is requested, Column 13 rates herein shall apply to commodities listed in Sections A, D, E and Q herein, when moving in bulk to tankage resulting from the cleaning of tanks, tank cars, sea-going vessels, barges and drums.*

NOTE 7: When lined vacuum equipment is required or requested, a ten (10%) percent increase of the linehaul rates shall be added to the Column 13 rates herein for commodities listed in Sections A, D, E and Q herein, when moving in bulk to tankage resulting from the cleaning of tanks, tank cars, sea-going vessels, barges and drums.*

--------------------------------------------------------------------------------
(MFC 27189, 31178, 31477, 32130) (MFC 34027, effective March 27, 1992)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
For explanation of abbreviations and special characters see last page of this
tariff.                                                                  3/27/92


-------------------------------------------------------------------------------------------------------------
EFF 5-1-95                              DISTANCE COMMODITY RATES                                         4015
                        (Rates are in cents per hundredweight, except as noted)
-------------------------------------------------------------------------------------------------------------
                                              APPLICATION                                                ITEM
-------------------------------------------------------------------------------------------------------------
                                        DISTANCE COMMODITY RATES                                          510
         01:5102L   01:5103L   01:5104L   01:5105L   01:5106L   01:5107L   01:5108L   01:5109L   01:5110L
-------------------------------------------------------------------------------------------------------------

           COL        COL        COL        COL        COL        COL        COL        COL        COL
MILES       2          3          4          5          6          7          8          9          10
-----      ---        ---        ---        ---        ---        ---        ---        ---        ---
  5 ....... 47 ....... 66 ....... 64 ....... 47 ....... 47 ....... 45 ....... 46 ....... 46 ....... 40
 10 ....... 47 ....... 75 ....... 66 ....... 47 ....... 47 ....... 45 ....... 46 ....... 46 ....... 40
 15 ....... 50 ....... 79 ....... 75 ....... 50 ....... 50 ....... 48 ....... 46 ....... 47 ....... 41
 20 ....... 50 ....... 93 ....... 76 ....... 50 ....... 50 ....... 48 ....... 46 ....... 47 ....... 41
 25 ....... 56 ....... 96 ....... 79 ....... 56 ....... 50 ....... 48 ....... 46 ....... 50 ....... 42

 30 ....... 56 ....... 96 ....... 93 ....... 56 ....... 56 ....... 53 ....... 46 ....... 50 ....... 42
 35 ....... 59 ....... 99 ....... 94 ....... 59 ....... 56 ....... 53 ....... 47 ....... 56 ....... 45
 40 ....... 59 .......103 ....... 96 ....... 59 ....... 59 ....... 56 ....... 47 ....... 56 ....... 45
 45 ....... 64 .......104 ....... 99 ....... 64 ....... 61 ....... 58 ....... 51 ....... 61 ....... 46
 50 ....... 64 .......106 ....... 99 ....... 64 ....... 61 ....... 58 ....... 51 ....... 61 ....... 46

 55 ....... 65 .......106 .......102 ....... 65 ....... 64 ....... 59 ....... 55 ....... 64 ....... 46
 60 ....... 65 .......108 .......104 ....... 65 ....... 64 ....... 59 ....... 55 ....... 64 ....... 50
 65 ....... 68 .......118 .......108 ....... 68 ....... 65 ....... 60 ....... 59 ....... 66 ....... 51
 70 ....... 68 .......123 .......108 ....... 68 ....... 65 ....... 60 ....... 59 ....... 66 ....... 55
 75 ....... 76 .......128 .......111 ....... 76 ....... 66 ....... 61 ....... 64 ....... 75 ....... 56

 80 ....... 76 .......128 .......115 ....... 76 ....... 66 ....... 61 ....... 64 ....... 75 ....... 59
 85 ....... 79 .......132 .......115 ....... 79 ....... 71 ....... 67 ....... 65 ....... 76 ....... 61
 90 ....... 79 .......140 .......118 ....... 79 ....... 71 ....... 67 ....... 65 ....... 76 ....... 64
 95 ....... 93 .......143 .......119 ....... 93 ....... 71 ....... 67 ....... 66 ....... 79 ....... 65
100 ....... 93 .......143 .......119 ....... 93 ....... 75 ....... 70 ....... 66 ....... 79 ....... 68

110 ....... 94 .......150 .......123 ....... 94 ....... 76 ....... 71 ....... 75 ....... 93 ....... 74
120 ....... 96 .......155 .......132 ....... 96 ....... 76 ....... 71 ....... 76 ....... 94 ....... 75
130 ....... 99 .......160 .......136 ....... 99 ....... 76 ....... 71 ....... 90 ....... 96 ....... 78
140 .......103 .......166 .......140 .......103 ....... 96 ....... 91 ....... 93 ....... 99 ....... 90
150 .......104 .......170 .......143 .......104 ....... 96 ....... 91 ....... 96 .......102 ....... 93

160 .......106 .......176 .......146 .......106 ....... 99 ....... 95 .......103 .......103 ....... 96
170 .......108 .......182 .......150 .......108 ....... 99 ....... 95 .......106 .......106 .......102
180 .......115 .......193 .......154 .......115 .......102 ....... 97 .......106 .......108 .......103
190 .......118 .......193 .......156 .......118 .......106 .......100 .......115 .......111 .......104
200 .......119 .......195 .......160 .......118 .......106 .......100 .......115 .......115 .......106

210 .......123 .......199 .......166 .......123 .......107 .......102 .......119 .......118 .......108
220 .......128 .......201 .......168 .......128 .......115 .......108 .......119 .......123 .......111
230 .......132 .......213 .......170 .......132 .......118 .......110 .......124 .......128 .......119
240 .......136 .......219 .......172 .......136 .......118 .......110 .......131 .......132 .......124
260 .......143 .......221 .......182 .......143 .......119 .......111 .......143 .......136 .......133

                                                                                                  (Continued)
-------------------------------------------------------------------------------------------------------------

                                  SEE ATTACHED SHEET FOR REVISED RATES

-------------------------------------------------------------------------------------------------------------

For explanation of abbreviations and special characters see last page of this tariff.


ITEM 510
           COL        COL        COL        COL        COL        COL        COL        COL        COL
MILES       2          3          4          5          6          7          8          9          10
-----      ---        ---        ---        ---        ---        ---        ---        ---        ---
  5 ....... 15 ....... 34 ....... 28 ....... 17 ....... 17 ....... 18 ....... 12 ....... 14 .......  8
 10 ....... 15 ....... 43 ....... 30 ....... 17 ....... 17 ....... 18 ....... 12 ....... 14 .......  8
 15 ....... 18 ....... 47 ....... 39 ....... 20 ....... 20 ....... 21 ....... 12 ....... 15 .......  9
 20 ....... 18 ....... 61 ....... 40 ....... 20 ....... 20 ....... 21 ....... 12 ....... 15 .......  9
 25 ....... 24 ....... 64 ....... 43 ....... 26 ....... 20 ....... 21 ....... 12 ....... 18 ....... 10

 30 ....... 24 ....... 64 ....... 57 ....... 26 ....... 26 ....... 26 ....... 12 ....... 18 ....... 10
 35 ....... 27 ....... 67 ....... 58 ....... 29 ....... 26 ....... 26 ....... 13 ....... 24 ....... 13
 40 ....... 27 ....... 71 ....... 60 ....... 29 ....... 29 ....... 29 ....... 13 ....... 24 ....... 13
 45 ....... 32 ....... 72 ....... 63 ....... 34 ....... 31 ....... 31 ....... 17 ....... 29 ....... 14
 50 ....... 32 ....... 74 ....... 63 ....... 34 ....... 31 ....... 31 ....... 17 ....... 29 ....... 14

 55 ....... 33 ....... 74 ....... 66 ....... 35 ....... 34 ....... 32 ....... 21 ....... 32 ....... 14
 60 ....... 33 ....... 76 ....... 68 ....... 35 ....... 34 ....... 32 ....... 21 ....... 32 ....... 18
 65 ....... 36 ....... 86 ....... 72 ....... 38 ....... 35 ....... 33 ....... 25 ....... 34 ....... 19
 70 ....... 36 ....... 91 ....... 72 ....... 38 ....... 35 ....... 33 ....... 25 ....... 34 ....... 23
 75 ....... 44 ....... 96 ....... 75 ....... 46 ....... 36 ....... 34 ....... 30 ....... 43 ....... 24

 80 ....... 44 ....... 96 ....... 79 ....... 46 ....... 36 ....... 34 ....... 30 ....... 43 ....... 27
 85 ....... 47 .......100 ....... 79 ....... 49 ....... 40 ....... 40 ....... 31 ....... 44 ....... 29
 90 ....... 47 .......108 ....... 82 ....... 49 ....... 40 ....... 40 ....... 31 ....... 44 ....... 32
 95 ....... 61 .......111 ....... 83 ....... 63 ....... 40 ....... 40 ....... 32 ....... 47 ....... 33
100 ....... 61 .......111 ....... 83 ....... 63 ....... 45 ....... 44 ....... 32 ....... 47 ....... 36

110 ....... 62 .......118 ....... 87 ....... 64 ....... 46 ....... 44 ....... 41 ....... 61 ....... 42
120 ....... 64 .......123 ....... 96 ....... 66 ....... 46 ....... 44 ....... 42 ....... 62 ....... 43
130 ....... 67 .......128 .......100 ....... 69 ....... 46 ....... 44 ....... 56 ....... 64 ....... 46
140 ....... 71 .......134 .......104 ....... 73 ....... 66 ....... 64 ....... 59 ....... 67 ....... 58
150 ....... 72 .......138 .......107 ....... 74 ....... 66 ....... 64 ....... 62 ....... 70 ....... 61

160 ....... 74 .......144 .......110 ....... 76 ....... 69 ....... 68 ....... 69 ....... 71 ....... 64
170 ....... 76 .......150 .......114 ....... 78 ....... 69 ....... 68 ....... 72 ....... 74 ....... 70
180 ....... 83 .......161 .......118 ....... 85 ....... 72 ....... 70 ....... 72 ....... 76 ....... 71
190 ....... 86 .......161 .......120 ....... 88 ....... 76 ....... 73 ....... 81 ....... 79 ....... 72
200 ....... 87 .......163 .......124 ....... 88 ....... 76 ....... 73 ....... 81 ....... 83 ....... 74

210 ....... 91 .......167 .......130 ....... 93 ....... 77 ....... 75 ....... 85 ....... 86 ....... 76
220 ....... 96 .......169 .......132 ....... 98 ....... 85 ....... 81 ....... 85 ....... 91 ....... 79
230 .......100 .......181 .......134 .......102 ....... 88 ....... 83 ....... 90 ....... 96 ....... 87
240 .......104 .......187 .......136 .......106 ....... 88 ....... 83 ....... 97 .......100 ....... 92
260 .......111 .......189 .......146 .......113 ....... 89 ....... 84 .......109 .......104 .......101


----------------------------------------------------------------------------------------------------------
EFF 5-1-95                              DISTANCE COMMODITY RATES                                      4015
                        (Rates are in cents per hundredweight, except as noted)
----------------------------------------------------------------------------------------------------------
                                              APPLICATION                                             ITEM
----------------------------------------------------------------------------------------------------------
                                  DISTANCE COMMODITY RATES (Continued)                                 510
          01:5102L   01:5103L   01:5104L   01:5105L   01:5106L   01:5107L   01:5108L   01:5109L   01:5110L
----------------------------------------------------------------------------------------------------------

            COL        COL        COL        COL        COL        COL        COL        COL        COL
MILES        2          3          4          5          6          7          8          9          10
-----       ---        ---        ---        ---        ---        ---        ---        ---        ---
 280 .......150 .......231 .......186 .......146 .......132 .......125 .......155 .......143 .......146
 300 .......160 .......236 .......195 .......155 .......150 .......143 .......168 .......155 .......154
 320 .......170 .......247 .......204 .......166 .......166 .......155 .......179 .......160 .......167
 340 .......183 .......256 .......220 .......172 .......172 .......161 .......186 .......178 .......178
 360 .......193 .......259 .......230 .......183 .......183 .......175 .......199 .......186 .......182

 380 .......201 .......277 .......242 .......200 .......200 .......191 .......213 .......195 .......192
 400 .......214 .......284 .......258 .......213 .......204 .......195 .......221 .......201 .......199
 420 .......225 .......292 .......276 .......224 .......213 .......200 .......221 .......219 .......201
 440 .......231 .......304 .......284 .......227 .......224 .......211 .......240 .......226 .......219
 460 .......242 .......319 .......292 .......240 .......230 .......220 .......247 .......231 .......225

 480 .......259 .......330 .......308 .......252 .......242 .......229 .......258 .......247 .......231
 500 .......263 .......335 .......324 .......258 .......247 .......233 .......276 .......256 .......242
 520 .......282 .......349 .......333 .......273 .......263 .......250 .......282 .......276 .......253
 540 .......288 .......366 .......346 .......278 .......276 .......259 .......289 .......280 .......260
 560 .......296 .......375 .......364 .......284 .......284 .......270 .......300 .......285 .......270

 580 .......308 .......392 .......374 .......299 .......292 .......277 .......318 .......296 .......280
 600 .......318 .......397 .......389 .......300 .......299 .......285 .......328 .......299 .......289
 620 .......328 .......404 .......397 .......319 .......314 .......298 .......334 .......314 .......292
 640 .......340 .......421 .......405 .......328 .......330 .......311 .......346 .......319 .......314
 660 .......347 .......435 .......425 .......333 .......335 .......318 .......354 .......334 .......321

 680 .......354 .......445 .......436 .......346 .......343 .......323 .......373 .......346 .......330
 700 .......373 .......451 .......449 .......352 .......349 .......329 .......385 .......353 .......335
 720 .......380 .......471 .......459 .......364 .......354 .......335 .......393 .......364 .......349
 740 .......396 .......482 .......477 .......388 .......373 .......352 .......398 .......385 .......361
 760 .......399 .......486 .......486 .......395 .......388 .......368 .......410 .......392 .......371

 780 .......410 .......500 .......501 .......399 .......393 .......371 .......425 .......397 .......380
 800 .......427 .......512 .......512 .......410 .......404 .......381 .......435 .......405 .......392
 825 .......447 .......530 .......530 .......422 .......410 .......388 .......447 .......422 .......397
 850 .......457 .......540 .......544 .......442 .......425 .......402 .......457 .......434 .......409
 875 .......471 .......549 .......565 .......456 .......436 .......414 .......471 .......445 .......426

 900 .......482 .......572 .......572 .......465 .......454 .......428 .......482 .......458 .......435
 925 .......504 .......583 .......597 .......477 .......459 .......433 .......491 .......472 .......451
 950 .......516 .......597 .......609 .......496 .......473 .......447 .......501 .......484 .......458
 975 .......530 .......610 .......625 .......504 .......493 .......466 .......512 .......496 .......472
1000 .......530 .......625 .......644 .......515 .......501 .......474 .......526 .......507 .......484

                                                                                               (Continued)
----------------------------------------------------------------------------------------------------------

                                  SEE ATTACHED SHEET FOR REVISED RATES

----------------------------------------------------------------------------------------------------------

For explanation of abbreviations and special characters see last page of this tariff.


ITEM 510
           COL        COL        COL        COL        COL        COL        COL        COL        COL
MILES       2          3          4          5          6          7          8          9          10
-----      ---        ---        ---        ---        ---        ---        ---        ---        ---

 280 .......118 .......199 .......150 .......116 .......102 ....... 98 .......121 .......111 .......114
 300 .......128 .......204 .......159 .......125 .......120 .......116 .......134 .......123 .......122
 320 .......138 .......215 .......168 .......136 .......136 .......128 .......145 .......128 .......135
 340 .......151 .......224 .......184 .......142 .......142 .......134 .......152 .......146 .......146
 360 .......161 .......227 .......194 .......153 .......153 .......148 .......165 .......154 .......150

 380 .......169 .......245 .......206 .......170 .......170 .......164 .......179 .......163 .......160
 400 .......182 .......252 .......222 .......183 .......174 .......168 .......187 .......169 .......167
 420 .......193 .......260 .......240 .......194 .......183 .......173 .......187 .......187 .......169
 440 .......199 .......272 .......248 .......197 .......194 .......184 .......206 .......194 .......187
 460 .......210 .......287 .......256 .......210 .......200 .......193 .......213 .......199 .......193

 480 .......227 .......298 .......272 .......222 .......212 .......202 .......224 .......215 .......199
 500 .......231 .......303 .......288 .......228 .......217 .......206 .......242 .......224 .......210
 520 .......250 .......317 .......297 .......243 .......233 .......223 .......248 .......244 .......221
 540 .......256 .......334 .......310 .......248 .......246 .......232 .......255 .......248 .......228
 560 .......264 .......343 .......328 .......254 .......254 .......243 .......266 .......253 .......238

 580 .......276 .......360 .......338 .......269 .......262 .......250 .......284 .......264 .......248
 600 .......286 .......365 .......353 .......270 .......269 .......258 .......294 .......267 .......257
 620 .......296 .......372 .......361 .......289 .......284 .......271 .......300 .......282 .......260
 640 .......308 .......389 .......369 .......298 .......300 .......284 .......312 .......287 .......282
 660 .......315 .......403 .......389 .......303 .......305 .......291 .......320 .......302 .......289

 680 .......322 .......413 .......400 .......316 .......313 .......296 .......339 .......314 .......298
 700 .......341 .......419 .......413 .......322 .......319 .......302 .......351 .......321 .......303
 720 .......348 .......439 .......423 .......334 .......324 .......308 .......359 .......332 .......317
 740 .......364 .......450 .......441 .......358 .......343 .......325 .......364 .......353 .......329
 760 .......367 .......454 .......450 .......365 .......358 .......341 .......376 .......360 .......339

 780 .......378 .......468 .......465 .......369 .......363 .......344 .......391 .......365 .......348
 800 .......395 .......480 .......476 .......380 .......374 .......354 .......401 .......373 .......360
 825 .......415 .......498 .......494 .......392 .......380 .......361 .......413 .......390 .......365
 850 .......425 .......508 .......508 .......412 .......395 .......375 .......423 .......402 .......377
 875 .......439 .......517 .......529 .......426 .......406 .......387 .......437 .......413 .......394

 900 .......450 .......540 .......536 .......435 .......424 .......401 .......448 .......426 .......403
 925 .......472 .......551 .......561 .......447 .......429 .......406 .......457 .......440 .......419
 950 .......484 .......565 .......573 .......466 .......443 .......420 .......467 .......452 .......426
 975 .......498 .......578 .......589 .......474 .......463 .......439 .......478 .......464 .......443
1000 .......498 .......593 .......608 .......482 .......471 .......447 .......492 .......475 .......452



--------------------------------------------------------------------------------------------------------------------
EFF 5-1-95                                 DISTANCE COMMODITY RATES                                             4015
                             (Rates are in cents per hundredweight, except as noted)
--------------------------------------------------------------------------------------------------------------------
                                                 APPLICATION                                                    ITEM
--------------------------------------------------------------------------------------------------------------------
                                      DISTANCE COMMODITY RATES (Continued)                                       510
         01:5111L   01:5112L   01:5113L   01:5114L   01:5115L   01:5116L   01:5117L   01:5118L   01:5119L   01:5120L
--------------------------------------------------------------------------------------------------------------------

           COL        COL        COL        COL        COL        COL        COL        COL        COL        COL
MILES       11         12         13         14         15         16         17         18         19         20
-----      ---        ---        ---        ---        ---        ---        ---        ---        ---        ---
  5 ....... 59 ....... 47 ....... 66 ....... 46 ....... 45 ....... 66 ....... 46 ....... 47 ....... 45 ....... 47
 10 ....... 65 ....... 47 ....... 75 ....... 46 ....... 45 ....... 75 ....... 46 ....... 47 ....... 45 ....... 47
 15 ....... 66 ....... 50 ....... 79 ....... 46 ....... 45 ....... 79 ....... 46 ....... 47 ....... 45 ....... 50
 20 ....... 66 ....... 50 ....... 93 ....... 46 ....... 45 ....... 93 ....... 46 ....... 50 ....... 48 ....... 50
 25 ....... 75 ....... 56 ....... 96 ....... 47 ....... 45 ....... 93 ....... 46 ....... 51 ....... 49 ....... 50

 30 ....... 76 ....... 56 ....... 96 ....... 50 ....... 47 ....... 96 ....... 50 ....... 55 ....... 52 ....... 56
 35 ....... 90 ....... 59 ....... 99 ....... 51 ....... 47 ....... 96 ....... 50 ....... 55 ....... 52 ....... 56
 40 ....... 93 ....... 59 .......103 ....... 56 ....... 50 .......103 ....... 51 ....... 61 ....... 58 ....... 56
 45 ....... 99 ....... 64 .......104 ....... 59 ....... 50 .......104 ....... 51 ....... 65 ....... 60 ....... 56
 50 ....... 99 ....... 64 .......106 ....... 61 ....... 55 .......106 ....... 56 ....... 65 ....... 60 ....... 56

 55 ....... 99 ....... 65 .......106 ....... 64 ....... 55 .......106 ....... 56 ....... 66 ....... 61 ....... 59
 60 .......104 ....... 65 .......108 ....... 65 ....... 56 .......108 ....... 59 ....... 66 ....... 61 ....... 61
 65 .......108 ....... 68 .......118 ....... 66 ....... 59 .......118 ....... 61 ....... 68 ....... 65 ....... 64
 70 .......111 ....... 68 .......123 ....... 68 ....... 59 .......123 ....... 61 ....... 74 ....... 67 ....... 65
 75 .......115 ....... 76 .......128 ....... 75 ....... 59 .......128 ....... 61 ....... 75 ....... 68 ....... 65

 80 .......118 ....... 76 .......128 ....... 76 ....... 61 .......128 ....... 64 ....... 76 ....... 70 ....... 66
 85 .......119 ....... 79 .......132 ....... 79 ....... 61 .......132 ....... 64 ....... 76 ....... 70 ....... 66
 90 .......123 ....... 79 .......140 ....... 90 ....... 65 .......140 ....... 66 ....... 79 ....... 75 ....... 71
 95 .......128 ....... 93 .......143 ....... 93 ....... 65 .......143 ....... 66 ....... 90 ....... 83 ....... 71
100 .......131 ....... 93 .......143 ....... 94 ....... 66 .......143 ....... 68 ....... 93 ....... 85 ....... 75

110 .......132 ....... 94 .......150 ....... 99 ....... 68 .......150 ....... 74 ....... 94 ....... 86 ....... 76
120 .......140 ....... 96 .......155 .......104 ....... 74 .......155 ....... 75 ....... 94 ....... 86 ....... 78
130 .......143 ....... 99 .......160 .......108 ....... 75 .......156 ....... 76 ....... 99 ....... 94 ....... 79
140 .......150 .......103 .......166 .......115 ....... 78 .......160 ....... 79 .......104 ....... 98 ....... 90
150 .......155 .......104 .......170 .......119 ....... 90 .......168 ....... 93 .......106 .......100 ....... 99

160 .......160 .......106 .......176 .......128 ....... 93 .......170 ....... 94 .......108 .......103 .......102
170 .......166 .......108 .......182 .......132 ....... 94 .......176 ....... 96 .......111 .......105 .......103
180 .......170 .......115 .......193 .......140 .......102 .......182 .......103 .......118 .......109 .......107
190 .......172 .......118 .......193 .......146 .......104 .......183 .......106 .......118 .......109 .......111
200 .......182 .......122 .......195 .......154 .......108 .......186 .......111 .......119 .......110 .......118

210 .......183 .......123 .......199 .......160 .......111 .......189 ....... -- .......123 .......115 .......122
220 .......189 .......123 .......201 .......168 .......115 .......199 ....... -- .......124 .......117 .......123
230 .......189 .......132 .......213 .......172 .......118 .......200 ....... -- .......128 .......122 .......128
240 .......199 .......136 .......219 .......183 .......123 .......201 ....... -- .......128 .......122 .......132
260 .......204 .......143 .......221 .......195 .......131 .......213 ....... -- .......132 .......124 .......136

                                                                                                         (Continued)
--------------------------------------------------------------------------------------------------------------------

                                  SEE ATTACHED SHEET FOR REVISED RATES

--------------------------------------------------------------------------------------------------------------------

For explanation of abbreviations and special characters see last page of this tariff.


ITEM 510
           COL        COL        COL        COL        COL        COL        COL        COL        COL        COL
MILES       11         12         13         14         15         16         17         18         19         20
-----      ---        ---        ---        ---        ---        ---        ---        ---        ---        ---
  5 ....... 23 ....... 15 ....... 34 ....... 10 ....... 13 ....... 30 ....... 19 ....... 13 ....... 18 ....... 17
 10 ....... 29 ....... 15 ....... 43 ....... 10 ....... 13 ....... 39 ....... 19 ....... 13 ....... 18 ....... 17
 15 ....... 30 ....... 18 ....... 47 ....... 10 ....... 13 ....... 43 ....... 19 ....... 13 ....... 18 ....... 20
 20 ....... 30 ....... 18 ....... 61 ....... 10 ....... 13 ....... 57 ....... 19 ....... 16 ....... 21 ....... 20
 25 ....... 39 ....... 24 ....... 64 ....... 11 ....... 13 ....... 60 ....... 19 ....... 17 ....... 22 ....... 20

 30 ....... 40 ....... 24 ....... 64 ....... 14 ....... 15 ....... 60 ....... 23 ....... 21 ....... 25 ....... 26
 35 ....... 54 ....... 27 ....... 67 ....... 15 ....... 15 ....... 60 ....... 23 ....... 21 ....... 25 ....... 26
 40 ....... 57 ....... 27 ....... 71 ....... 20 ....... 18 ....... 67 ....... 24 ....... 27 ....... 31 ....... 26
 45 ....... 63 ....... 32 ....... 72 ....... 23 ....... 18 ....... 68 ....... 24 ....... 31 ....... 33 ....... 26
 50 ....... 63 ....... 32 ....... 74 ....... 25 ....... 23 ....... 70 ....... 29 ....... 31 ....... 33 ....... 26

 55 ....... 63 ....... 33 ....... 74 ....... 28 ....... 23 ....... 70 ....... 29 ....... 32 ....... 34 ....... 29
 60 ....... 68 ....... 33 ....... 76 ....... 29 ....... 24 ....... 72 ....... 32 ....... 32 ....... 34 ....... 31
 65 ....... 72 ....... 36 ....... 86 ....... 30 ....... 27 ....... 82 ....... 34 ....... 34 ....... 38 ....... 34
 70 ....... 75 ....... 36 ....... 91 ....... 32 ....... 27 ....... 87 ....... 34 ....... 40 ....... 40 ....... 35
 75 ....... 79 ....... 44 ....... 96 ....... 39 ....... 27 ....... 92 ....... 34 ....... 41 ....... 41 ....... 35

 80 ....... 82 ....... 44 ....... 96 ....... 40 ....... 29 ....... 92 ....... 37 ....... 42 ....... 43 ....... 36
 85 ....... 83 ....... 47 .......100 ....... 43 ....... 29 ....... 96 ....... 37 ....... 42 ....... 43 ....... 36
 90 ....... 87 ....... 47 .......108 ....... 54 ....... 33 .......104 ....... 39 ....... 45 ....... 48 ....... 41
 95 ....... 92 ....... 61 .......111 ....... 57 ....... 33 .......107 ....... 39 ....... 56 ....... 56 ....... 41
100 ....... 95 ....... 61 .......111 ....... 58 ....... 34 .......107 ....... 41 ....... 59 ....... 58 ....... 45

110 ....... 96 ....... 62 .......118 ....... 63 ....... 36 .......114 ....... 47 ....... 60 ....... 59 ....... 46
120 .......104 ....... 64 .......123 ....... 68 ....... 42 .......119 ....... 48 ....... 60 ....... 59 ....... 48
130 .......107 ....... 67 .......128 ....... 72 ....... 43 .......120 ....... 49 ....... 65 ....... 67 ....... 49
140 .......114 ....... 71 .......134 ....... 79 ....... 46 .......124 ....... 52 ....... 70 ....... 71 ....... 60
150 .......119 ....... 72 .......138 ....... 83 ....... 58 .......132 ....... 66 ....... 72 ....... 73 ....... 69

160 .......124 ....... 74 .......144 ....... 92 ....... 61 .......134 ....... 67 ....... 74 ....... 76 ....... 72
170 .......130 ....... 76 .......151 ....... 96 ....... 62 .......140 ....... 69 ....... 77 ....... 78 ....... 73
180 .......134 ....... 83 .......161 .......104 ....... 70 .......146 ....... 76 ....... 84 ....... 82 ....... 77
190 .......136 ....... 86 .......161 .......110 ....... 72 .......147 ....... 79 ....... 84 ....... 82 ....... 81
200 .......146 ....... 90 .......163 .......118 ....... 76 .......150 ....... 84 ....... 85 ....... 83 ....... 88

210 .......147 ....... 91 .......167 .......124 ....... 79 .......153 ....... -- ....... 89 ....... 88 ....... 92
220 .......153 ....... 91 .......169 .......132 ....... 83 .......163 ....... -- ....... 90 ....... 90 ....... 93
230 .......153 .......100 .......181 .......136 ....... 86 .......164 ....... -- ....... 94 ....... 95 ....... 98
240 .......163 .......104 .......187 .......147 ....... 91 .......165 ....... -- ....... 94 ....... 95 .......102
260 .......168 .......111 .......189 .......159 ....... 99 .......177 ....... -- ....... 98 ....... 97 .......106


---------------------------------------------------------------------------------------------------------------------
EFF 5-1-95                                DISTANCE COMMODITY RATES                                               4015
                            (Rates are in cents per hundredweight, except as noted)
---------------------------------------------------------------------------------------------------------------------
                                                APPLICATION                                                      ITEM
---------------------------------------------------------------------------------------------------------------------
                                     DISTANCE COMMODITY RATES (Continued)                                         510
          01:5111L   01:5112L   01:5113L   01:5114L   01:5115L   01:5116L   01:5117L   01:5118L   01:5119L   01:5120L
---------------------------------------------------------------------------------------------------------------------

            COL        COL        COL        COL        COL        COL        COL        COL        COL        COL
MILES        11         12         13         14         15         16         17         18         19         20
-----       ---        ---        ---        ---        ---        ---        ---        ---        ---        ---
 280 .......219 .......150 .......231 .......204 .......143 .......219 ....... -- .......140 .......131 .......146
 300 .......225 .......160 .......236 .......220 .......154 .......225 ....... -- .......155 .......146 .......160
 320 .......230 .......168 .......247 .......231 .......167 .......231 ....... -- .......166 .......154 .......168
 340 .......231 .......183 .......256 .......240 .......172 .......236 ....... -- .......176 .......166 .......183
 360 .......247 .......193 .......259 .......256 .......182 .......242 ....... -- .......182 .......173 .......193

 380 .......256 .......201 .......277 .......260 .......193 .......247 ....... -- .......193 .......180 .......201
 400 .......259 .......214 .......284 .......276 .......201 .......257 ....... -- .......200 .......189 .......214
 420 .......270 .......225 .......292 .......282 .......219 .......260 ....... -- .......214 .......200 .......225
 440 .......276 .......231 .......304 .......289 .......227 .......270 ....... -- .......221 .......204 .......231
 460 .......277 .......242 .......319 .......298 .......231 .......277 ....... -- .......230 .......219 .......247

 480 .......278 .......259 .......330 .......308 .......243 .......282 ....... -- .......240 .......226 .......258
 500 .......288 .......263 .......335 .......319 .......256 .......289 ....... -- .......247 .......232 .......263
 520 .......296 .......282 .......349 .......333 .......260 .......300 ....... -- .......263 .......248 .......282
 540 .......299 .......288 .......366 .......343 .......275 .......318 ....... -- .......277 .......258 .......288
 560 .......304 .......296 .......375 .......354 .......284 .......328 ....... -- .......282 .......265 .......296

 580 .......308 .......308 .......392 .......372 .......296 .......334 ....... -- .......289 .......273 .......308
 600 .......318 .......318 .......397 .......388 .......300 .......347 ....... -- .......300 .......283 .......318
 620 .......329 .......328 .......404 .......396 .......319 .......364 ....... -- .......314 .......296 .......328
 640 .......333 .......330 .......421 .......404 .......329 .......374 ....... -- .......321 .......300 .......338
 660 .......334 .......347 .......435 .......422 .......334 .......388 ....... -- .......334 .......313 .......347

 680 .......340 .......354 .......445 .......435 .......346 .......396 ....... -- .......340 .......320 .......354
 700 .......346 .......373 .......451 .......447 .......354 .......404 ....... -- .......347 .......327 .......373
 720 .......349 .......380 .......471 .......457 .......366 .......421 ....... -- .......364 .......342 .......380
 740 .......352 .......396 .......482 .......472 .......373 .......430 ....... -- .......374 .......351 .......396
 760 .......366 .......399 .......486 .......486 .......389 .......442 ....... -- .......385 .......364 .......403

 780 .......373 .......410 .......500 .......496 .......396 .......456 ....... -- .......392 .......369 .......410
 800 .......374 .......425 .......512 .......506 .......404 .......462 ....... -- .......399 .......374 .......425
 825 .......375 .......436 .......530 .......520 .......425 .......482 ....... -- .......410 .......386 .......436
 850 .......385 .......451 .......540 .......543 .......435 .......494 ....... -- .......427 .......402 .......451
 875 .......392 .......459 .......549 .......550 .......447 .......507 ....... -- .......436 .......410 .......459

 900 .......393 .......477 .......572 .......582 .......458 .......526 ....... -- .......451 .......424 .......477
 925 .......396 .......491 .......583 .......586 .......473 ....... -- ....... -- .......458 .......430 .......491
 950 .......405 .......504 .......597 .......606 .......486 ....... -- ....... -- .......477 .......449 .......504
 975 .......421 .......516 .......610 .......616 .......496 ....... -- ....... -- .......491 .......462 .......515
1000 .......421 .......530 .......625 .......624 .......512 ....... -- ....... -- .......496 .......466 .......528
---------------------------------------------------------------------------------------------------------------------
(MFC 11,950, 20387, 22246, 22279, 22472, 25812, 26429, 27744, 29782, 31477, 32130, 33588)
---------------------------------------------------------------------------------------------------------------------

                                       SEE ATTACHED SHEET FOR REVISED RATES

---------------------------------------------------------------------------------------------------------------------

For explanation of abbreviations and special characters see last page of this tariff.


            COL        COL        COL        COL        COL        COL        COL        COL        COL        COL
MILES        11         12         13         14         15         16         17         18         19         20
-----       ---        ---        ---        ---        ---        ---        ---        ---        ---        ---
 280 .......183 .......118 .......199 .......168 .......111 .......183 ....... -- .......106 .......104 .......116
 300 .......189 .......128 .......204 .......184 .......122 .......189 ....... -- .......121 .......119 .......130
 320 .......194 .......136 .......215 .......195 .......135 .......195 ....... -- .......132 .......127 .......138
 340 .......195 .......151 .......224 .......204 .......140 .......200 ....... -- .......142 .......139 .......153
 360 .......211 .......161 .......227 .......220 .......150 .......206 ....... -- .......148 .......146 .......163

 380 .......220 .......169 .......245 .......224 .......161 .......211 ....... -- .......159 .......153 .......171
 400 .......223 .......182 .......252 .......240 .......169 .......221 ....... -- .......166 .......162 .......184
 420 .......234 .......193 .......260 .......246 .......187 .......224 ....... -- .......180 .......173 .......195
 440 .......240 .......199 .......272 .......253 .......195 .......234 ....... -- .......187 .......177 .......201
 460 .......241 .......210 .......287 .......262 .......199 .......241 ....... -- .......196 .......192 .......217

 480 .......242 .......227 .......298 .......272 .......211 .......246 ....... -- .......206 .......199 .......228
 500 .......252 .......231 .......303 .......283 .......224 .......253 ....... -- .......213 .......205 .......233
 520 .......260 .......250 .......317 .......297 .......228 .......264 ....... -- .......229 .......221 .......252
 540 .......263 .......256 .......334 .......307 .......243 .......282 ....... -- .......243 .......231 .......258
 560 .......268 .......264 .......343 .......318 .......252 .......292 ....... -- .......248 .......238 .......266

 580 .......272 .......276 .......360 .......336 .......264 .......298 ....... -- .......255 .......246 .......278
 600 .......282 .......286 .......365 .......352 .......268 .......311 ....... -- .......266 .......256 .......288
 620 .......293 .......296 .......372 .......360 .......287 .......328 ....... -- .......280 .......269 .......298
 640 .......297 .......298 .......389 .......368 .......297 .......338 ....... -- .......287 .......273 .......308
 660 .......298 .......315 .......403 .......386 .......302 .......352 ....... -- .......300 .......286 .......317

 680 .......304 .......322 .......413 .......399 .......314 .......360 ....... -- .......306 .......293 .......324
 700 .......310 .......341 .......419 .......411 .......322 .......368 ....... -- .......313 .......300 .......343
 720 .......313 .......348 .......439 .......421 .......334 .......385 ....... -- .......330 .......315 .......350
 740 .......316 .......364 .......450 .......436 .......341 .......394 ....... -- .......340 .......324 .......366
 760 .......330 .......367 .......454 .......450 .......357 .......406 ....... -- .......351 .......337 .......373

 780 .......337 .......378 .......468 .......460 .......364 .......420 ....... -- .......358 .......342 .......380
 800 .......338 .......393 .......480 .......470 .......372 .......426 ....... -- .......365 .......347 .......395
 825 .......339 .......404 .......498 .......484 .......393 .......446 ....... -- .......376 .......359 .......406
 850 .......349 .......419 .......508 .......507 .......403 .......458 ....... -- .......393 .......375 .......421
 875 .......356 .......427 .......517 .......514 .......415 .......471 ....... -- .......402 .......383 .......429

 900 .......357 .......445 .......540 .......536 .......426 .......490 ....... -- .......417 .......397 .......447
 925 .......360 .......459 .......551 .......550 .......441 ....... -- ....... -- .......424 .......403 .......461
 950 .......369 .......472 .......565 .......570 .......454 ....... -- ....... -- .......443 .......422 .......474
 975 .......385 .......484 .......578 .......580 .......464 ....... -- ....... -- .......457 .......435 .......485
1000 .......385 .......498 .......593 .......588 .......480 ....... -- ....... -- .......462 .......439 .......498


EFF 5/1/95                                                                  4015

                            SPECIFIC COMMODITY RATES
             (Rates are in cents per hundredweight, except as noted)

                                   APPLICATION                              ITEM

                                                                            1200

                                    ACETONE
                          AND OTHER CHEMICALS AS NAMED


Chemicals:  Acetone, Amines, Anti-Freeze, Chelating Compounds, De-Icing
            Compounds, Engine Coolants, Glycerine, Glycols, Methylene Chloride, Perchlorethylene, Styrene, Trichloroethane, and Trichloroethylene as described in Section A of Item 500 series in this tariff

In straight or mixed shipments.

Minimum: 47,000 pounds.

           From                               To                          Rate
           ----                               --                          ----
                        08:       1320     Abilene                        172
                                           Carrollton
                                           Dallas
                        08:       1321L    Garland                        129
                                           Grand Prairie
          Freeport                         Irving

                        08:       1322     Longview                       114
                        08:       1321L    Mesquite                       129
                        08:       1323     Midland                        224
                        08:       1324L    Odessa                         234

(MFC 25826, 26081, 26429, 26856, 27744, 27744, 28448, 29782, 30057, 31477,
32130, 33588)

For explanation of abbreviations and special characters see last page of this tariff.

EFF 5/1/95                                                                  4015

                            SPECIFIC COMMODITY RATES
             (Rates are in cents per hundredweight, except as noted)

                                   APPLICATION                             ITEM



                                  CAUSTIC SODA                             2720

Minimum: 50,000 pounds.

08:1490           From                          To                        Rate
                  ----                          --                        ----
               Deer Park                     Evadale                       22
                                             Mulford

NOTE 1: Applicable only when two (2) or more loads are tendered in consecutive movements during a twenty-four (24) hour period utilizing the same trailer.

(MFC 30302, 30330, 31477, 32130, 33588)



                                  CAUSTIC SODA                              2740

                                                                        Rate
08:2740L         From                          To                    (per Load)
                 ----                          --                    ----------
               Freeport                     Pasadena                    78.91


NOTE 1: Applicable only when shipper tenders unit lading of not less than two
        (2) loads of the product herein provided. Such unit ladings are defined as a single tender by one consignor to one consignee, the delivery thereof to be consecutive movements in the same trailer and to be accomplished at carrier's convenience within a period of 24 hours, commencing with the time of loading of initial trailer.

NOTE 2: Carrier's waybill covering each load shall cross-reference shipper's bill of lading number and date covering unit lading tender.

NOTE 3: In case of mechanical failure, carrier may substitute a different trailer for second or succeeding movement and the substitution thereof to be noted on carrier's waybill.

NOTE 4: The rate herein will not apply for the account of The Transport Company of Texas.

(MFC 34239) (MFC 35264, effective April 9, 1993)



                                  CAUSTIC SODA                              2760

Minimum: 45,000 pounds.

                 From                          To                        Rate
                 ----                          --                        ----
              Freeport           08:1510 L   Deer Park                     22
                                             Houston
                                 08:1511     Strang                        23


NOTE 1: Rates do not apply via DSI Transports, Inc.

(MFC 19399, 19950, 20078, 21347, 24357, 26429, 27744, 29782, 31477, 32130,
33588)



                                  CAUSTIC SODA                              2780

Minimum: 47,000 pounds.

08:1520           From                          To                        Rate
                  ----                          --                        ----
             Point Comfort                 Corpus Christi                   33


(MFC 28924, 31477, 32130, 33588)


For explanation of abbreviations and special characters see last page of this tariff.

EFF 5/1/95                                                                  4015

                            SPECIFIC COMMODITY RATES
             (Rates are in cents per hundredweight, except as noted)

                                   APPLICATION                              ITEM

                                  CAUSTIC SODA                              2800


Minimum: 45,000 pounds.
       Between                             And                            Rate
       -------                             ---                            ----
      Freeport      08:      1530L    Chocolate Bayou                       17
                                      Sweeny (Old Ocean)
      Port Neches   08:      1531     Baytown                               27
                    08:      1532     Houston                               31
                    08:      1533     Webster Houston Lighting and Power    12
      Deer Park                       Robertson Plant
                                      near Bacliff NASA about 4 miles
                    08:      1533     east of Webster                       12


       Between                             And                            Rate
       -------                             ---                            ----
                    08:      1534     Bloomington                           36
      Freeport      08:      1535L    Dickinson                             22
                    08:      1536L    Texas City                            19
      Houston       08:      1536     Texas City                            19
      Deer Park     08:      1530L    Dickinson                             17

NOTE 1: Rates do not apply via DSI Transports, Inc.

(MFC 19399, 19664, 19950, 20078, 20602, 26429, 27744, 29782, 31477, 32130,
33588)


For explanation of abbreviations and special characters see last page of this tariff.

EFF 5/1/95                                                                  4015

                            SPECIFIC COMMODITY RATES
            (Rates are in cents per hundredweight, except as noted)

                                 APPLICATION                         ITEM

                                 CAUSTIC SODA                        2960
Minimum: 48,000 pounds.



      From                                        To                               Rate
      ----                                        --                               ----
                       1585                   Viterbo
                                  (a point 8 miles south of Beaumont                28
                                    on old West Port Arthur Road)
    Deer Park          1586                   Beaumont                              27
                       1587                   Beaumont                              22
                                                                               (Notes 1,2,3)
                       1588                  Port Neches                            29


NOTE 1: Applicable only when shipper tenders a minimum of 2 loads to be transported in the same carrier trailer unit in continuous and consecutive movements to be completed within twenty-four (24) hours of the loading of the initial load.
NOTE 2: Carrier will cross reference bill of ladings on each consecutive movement.
NOTE 3: In the event of mechanical failure, carrier may substitute equipment.

(MFC 29358, 29782, 30200, 31477, 32119, 33588)

                             CAUSTIC SODA                                2980
Minimum: 48,000 pounds.

      From                   08:               To               Rate
      ----                   ---               --               ----
                             1590L      Corpus Christi           67

                             2980L                               52
    Freeport                 2981L          Beaumont             44 (Note 1,2,3)

NOTE 1: Applicable only when shipper tenders a minimum of 2 loads to be transported in the same carrier trailer unit in continuous and consecutive movements to be completed within twenty-four (24) hours of the loading of the initial load.
NOTE 2: Carrier will cross reference bill of ladings on each consecutive movement.
NOTE 3: In the event of mechanical failure, carrier may substitute equipment.

(MFC 25868, 26429, 27744, 29782, 31477, 32099, 32130, 33588)

For explanation of abbreviations and special characters see last page of this tariff.

EFF 5/1/95                                                                  4015

                            DISTANCE COMMODITY RATES
                (Rates are in cents per gallon, except as noted)

                                 APPLICATION                         ITEM
08:6001L
08:6002L     LIQUIFIED PETROLEUM GAS                                 7400

COLUMN 1: Rates apply on: Butane, Butenes, Isobutane, Isobutylenes, Butylenes
          Normal Butylene and LP Gas Mixture. Minimum: 7,000 gallons.
COLUMN 2: Rates apply on: Propane and Propylene or combinations thereof
          Minimum: 8,000 gallons.
COLUMN 3: Rates apply on: Butane, Butenes, Isobutane, Isobutylenes,
          Butylenes, Normal Butylene LP Gas Mixture: Minimum 7,000 gallons; and Propane and Propylene: Minimum 8,000 gallons. (See Notes 1 and 2.)



MILES            7M          8M           MILES         7M             8M
 10               38          61          195            737            760
 15               55          78          200            759            782
 25              109         132          210            870            893
 35              143         166          220            908            931
 45              180         203          230            948            971

 55              219         242          240            987           1010
 60              242         265          250           1022           1045
 65              258         281          260           1061           1084
 75              295         318          270           1100           1123
 85              330         353          280           1139           1162
 95              367         390          290           1178           1201
100              388         411          300           1217           1240
105              407         430          310           1253           1276
110              427         450          320           1292           1315
115              446         469          330           1331           1354

120              469         492          340           1370           1393
125              483         506          350           1408           1431

130              500         523          360           1447           1470
135              518         541          370           1482           1505
140              538         561          380           1521           1544

145              553         576          390           1558           1581
150              572         595          400           1598           1621
155              593         616          410           1668           1691
160              611         634          420           1710           1733
165              627         650          430           1752           1775

170              645         668          440           1794           1817
175              664         687          450           1836           1859
180              684         707          460           1879           1902
185              700         723          470           1918           1941
190              720         743          480           1960           1983

08:6001 Butane, butene, isobutane, isobutylene, butylenes, butylene LPG gas mix 08:6002 Propane & propylene

For explanation of abbreviations and special characters see last page of this
tarriff.                                                               5/29/93

                            DISTANCE COMMODITY RATES
             (Rates are in cents per hundredweight, except as noted)

                            APPLICATION                                 ITEM
                  DRY COMMODITIES IN BULK, VIZ:                         530

                    LIST OF COMMODITIES AND RATES APPLICABLE
                   (For Columns Referred To See Item No. 540)

                                    SECTION A
COMMODITIES                                                             COL
Dry Commodities NOIBN ................................................   8
         Dry Commodities in Bulk not otherwise provided for in TTTCA/TBC Tariff 24-S series.
Minimum Weight: 40,000 pounds.

                                    SECTION B

COMMODITIES                                                             COL
Clay, Processed for Neutralization, Clarifying, Purifying, Refining, Filtering or De-Colorizing.

CATALYSTS, VIZ.:
  Silica Gel .......................................................... 22
  Catalysts, NOI ...................................................... 22
Minimum Weight: 45,000 pounds

Compounds, Salt and Water Treating ....................................
Ferric Sulphate When in Covered Hopper Trucks ......................... 16
Minimum Weight: 45,000 pounds

Fertilizer and Fertilizer Materials ................................... 21
Minimum Weight: 46,000 pounds

GYPSUM CONCRETE, VIZ.:
  Consisting of 15 Percent or More of Expanded Perlite By Volume ...... 18
  Minimum Weight: 30,000 pounds
  Consisting of Less Than 15 percent of Expanded Perlite By Volume .... 19
Minimum Weight: 42,000 pounds

Gypsum, Ground, Minimum Weight: 45,000 pounds ......................... 19
Plastics, Minimum Weight: 45,000 pounds ............................... 20
Soda Ash, Minimum Weight: 45,000 pounds ............................... 17
Sulphur, Crude, Minimum Weight: 45,000 pounds ......................... 16

(MFC 10727, 10845, 15258, 21342, 21343, 31477, 31639, 32130, 32503)

For explanation of abbreviations and special characters see last page of this tariff.

                            DISTANCE COMMODITY RATES
            (Rates are in cents per hundredweight, except as noted)

                            APPLICATION                               ITEM
                DRY COMMODITIES IN BULK (Continued)                    540

08: 5416 5417 5418 5419 5420 L


  MILES  COL 16   COL 17   COL 18    COL 19    COL 19    COL 20   MILES   COL 16    COL 17    COL 18   COL 19    COL 19    COL 20
          45m      45m       30m       42m       45m       45m             45m       45m       30m       42m       45m       45m

    5      14        33       -2        10        12        31     280     132       132       136       101       103       161
   10      14        36       -2        10        12        31     290     144       144       150       106       108       167
   15      14        38       -1        11        13        36     300     144       144       150       106       108       171
   20      14        38       -1        11        13        36     310     158       158       158       116       118       192
   25      18        47        2        12        14        40     320     158       158       158       116       118       192

   30      31        48        2        12        14        40     330     167       167       178       126       128       198
   35      31        50        4        15        17        43     340     167       167       178       126       128       198
   40      31        50        4        15        17        43     350     173       173       186       138       140       212
   45      31        58       12        17        19        47     360     173       173       186       138       140       212
   50      31        58       12        17        19        47     370     193       193       199       148       150       215

   55      33        62       16        25        27        62     380     193       193       199       148       150       226
   60      33        66       16        25        27        62     390     201       201       213       159       161       230
   65      33        66       22        29        31        66     400     201       201       213       159       161       235
   70      33        71       22        29        31        66     410     212       212       227       165       167       256
   75      36        71       32        35        37        74     420     212       212       227       165       167       256

   80      47        78       32        36        38        74     430     225       225       242       171       173       267
   85      47        78       47        46        48        76     440     225       225       243       171       173       267
   90      47        79       47        46        48        76     450     233       233       246       184       186       276
   95      47        79       48        48        50        78     460     233       233       246       184       186       276
  100      47        80       48        48        50        78     470     249       249       265       195       197       293

  110      48        83       51        56        58        79     480     249       249       265       195       197       293
  120      50        83       53        56        58        79     490     260       260       278       200       202       306
  125      62        90       56        60        62        79     500     260       260       278       200       202       306
  130      63        90       56        60        62        79     510     268       268       291       210       212       318
  140      63        91       61        64        66        83     520     268       268       291       210       212       318

  150      66        95       63        66        68        83     530     280       280       306       223       225       326
  160      76       103       64        66        68        94     540     280       280       306       223       225       326
  170      76       104       65        69        71        95     550     293       293       311       229       231       346
  175      78       104       75        69        71        95     560     293       293       311       229       231       346
  180      79       104       75        69        71        95     580     305       305       330       240       242       361

  190      80       105       80        74        76       100     590     315       315       346       252       254       370
  200      83       108       88        74        76       105     600     315       315       348       252       254       370
  210     100       108       97        77        79       115     610     324       324        --        --        --       392
  220     100       112       97        77        79       115     620     324       324        --        --        --       392
  225     108       115       97        77        79       126     630     340       340        --        --        --       397

  230     108       115      111        78        80       126     640     340       340        --        --        --       397
  240     108       115      111        78        80       132     660     352       352        --        --        --       410
  250     118       132      124        92        94       139     670     364       364        --        --        --       429
  260     118       132      124        92        94       150     680     364       364        --        --        --       429
  270     132       132      136       101       103       155     690     370       370        --        --        --       441


                            DISTANCE COMMODITY RATES
            (Rates are in cents per hundredweight, except as noted)

                              APPLICATION                          ITEM
                DRY COMMODITIES IN BULK (Continued)                540

08: 5416 5417 5418 5419 5420


 ITEM 540  COL 16   COL 17   COL 18   COL 19   COL 19  COL 20
  MILES     45m       45m     30m      42m      45m      45m
  700       370       370                                441
  710       382       382                                455
  720       382       382                                455
  740       395       395                                466
  760       407       407                                478
  780       417       417                                493
  800       430       430                                508
  825       443       443                                522
  850       455       455                                537
  875       473       473                                558
  900       488       488                                576
  925       499       499                                588
  950       509       509                                608
  975       521       521                                626
 1000       530       530                                637

                                             Page: II-1(L/M) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND


                        CHEMICAL LEAMAN TANK LINES, INC.

                              LOCKLAND/MIDDLETOWN


        o Item 100
          --------
          Origin:        Lockland, OH and Middletown, OH
          Commodity:     Liquid Commodities transported in single compartment
                         MC-307 trailer
          Tank Cleaning: $125 when cleaned on DOWFAX* solution

                                Flat       Rate/                        Flat        Rate/
          Destination          Charge   Loaded Mile  Destination       Charge    Loaded Mile
          -----------          ------   -----------  -----------       ------    -----------
01:2085   Pittsburg, CA        -$128  +   $2.25      Monaca, PA        -$128  +    $2.15 01:2081L
01:2075L  Allyn's Point, CT     -128  +    1.75      Greenville, SC      765             01:2076
01:2068   Cheswold, DE          -128  +    3.55 1    Freeport, TX       -128  +     1.75 01:2074L
01:2065L  Calhoun, GA           -128  +    2.12      Milwaukee, WI      -128  +     2.21 01:2080
01:2066   Cartersville, GA      -128  +    1.91      New Berlin, WI    1,121             01:2082L
33:0323L  Dalton, GA            -128  +    3.85 1
01:2073   Doraville, GA         -128  +    1.95      Canadian Rates
01:2079L  Kensington, GA        -128  +    3.85 1    --------------
01:2084L  Norcross, GA          -128  +    1.95      Sarnia, ON         -128  +     1.75 01:2087L
01:2086   Rabun Gap, GA          722                 Valleyfield, PQ    -128  +     1.75 03:0321L
01:2071L  Tildale, GA           -128  +    2.12      Varennes, PQ       -128  +     1.75 01:2088L
01:2063   Bettendorf, IA       1,235
01:2070   Council Bluffs, IA   2,153
01:2072   Des Moines, IA       1,748
03:0315L  Berwyn, IL            -128  +    1.88
01:2083   Niles, IL              539
01:2078   Kansas City, KS       -128  +    3.10
03:0316   Louisville, KY         312
01:2060   Baltimore, MD        1,085
01:2089L  Wyoming, MI            523
03:0318   Lakeville, MN         -128  +    2.63
01:2062   Berkeley, MO           659                1 Requires tite-fill trailer
01:2067L  Charlotte, NC         -128  +    2.10     ----------------------------
01:2064   Buffalo, NY          1,029
03:0319   Cincinnati, OH         272                * Trademark of The Dow Chemical Company
03:0320   Middletown, OH         222
01:2060   Bedford, PA            882
01:2069   Coraopolis, PA         492


-------------------
o Denotes Change

                                             Page: II-2(L/M) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 200          01:2100L
  --------
  Origin:           Lockland, OH and Middletown, OH
  Destination:      Points in US (except AK, HI & OH) and points in Item 100
  Commodity:        Liquid Commodities transported in MC-307 trailer and multi-
                    compartment trailers.
  Rate:             -$128 flat charge + $2.85/loaded mile

o Item 300         33:0337L
  --------
  Origin:          Middletown, OH
  Destination:     Texas counties of Brazoria and Harris
  Commodity:       Liquid Commodities transported in single compartment MC-307 trailer
  Rate:            -$128 flat charge + $1.75/loaded mile

o Item 400
  --------
  Origin:          Middletown, OH
  Commodity:       Liquid DOWFAX* solution in single compartment trailer
  Tank Cleaning:   $125 when cleaned

                 Destination                       Flat Charge      Rate/Mile
                 -----------                       -----------      ---------
  03:0313L       Tildale, GA (Dalton, GA)            -$128     +      $2.12
  03:0312L       Chattanooga, TN                      -128     +       2.21
  03:0314L        Chattanooga, TN to Tisdale, GA                   $215/shipment
  03:0315L        (continuation)                                      or 185 1


                 1 Rate applies when two (2) or more loads are transported on the same day, by the same driver, same equipment without delay between loads.


-------------------
* Tradmark of The Dow Chemical Company
o Denotes Change

                                             Page: II-1(L/M) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                       LONG BEACH AND/OR TERMINAL ISLAND


RULES: Except as otherwise specifically provided, Appendix I.

ACCESSORIAL CHARGES:       All accessorial charges not specifically covered by
                           Dow Master Contract to be billed per CLEA 100 series.

DEDICATED TRAILER CHARGE:  $1,600/month/trailer on general service units for
                           Papi, Isocyanates, Polyol and TELONE*. 40:4002L

TANK CLEANING:             Actual cost on the following products: Papi,
                           Isocyanates, Polyols, TELONE, hazardous and non-hazardous waste. TCL - AC (ATRAS)

RATE MAKING MILES:         Latest Rand McNally MileMaker for interstate traffic,
                           DTBCA and Leonard's Metropolitan Zone on intrastate traffic.

Item 50                    01:5064L
------
Intraplant Service:        When upon request of the shipper, carrier provides
                           a unit for intraplant work at Dow facility in Long
                           Beach, CA and Torrance, CA, a charge of $55/hour, or fraction thereof, shall apply subject to a 4 hour minimum at Long Beach, CA. Time shall begin when carrier's equipment leaves its terminal and continue until equipment is returned to terminal from which dispatched.

Tank Cleaning:             $200 TCL: (AITE)


* Trademark of The Dow Chemical Company

                                           Page: II-1A(LB) Rev 2 Date: 8/15/96
                                           Dow:
                                           CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 100
  --------
  Entire item cancelled.

                                             Page: II-2(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 200
  --------
  Entire item cancelled.

                                             Page: II-2A(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 300
  --------
  Entire item cancelled.

                                             Page: II-3(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 400
  --------
  Entire item cancelled.

o Item 500
  --------
  Entire item cancelled.

o Item 550
  --------
  Entire item cancelled.

                                             Page: II-4(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 600      05:5005L        05:5006L
  --------
  Origin:       Long Beach, CA; Terminal Island, CA
  Destination:  Points in Mexico
  Commodity:    Liquid Commodities
  Rate:         -$45 flat charge + $3.88/loaded mile

o Item 700
  --------
  Entire item cancelled.

o Item 800
  --------
  Entire item cancelled.

                                             Page: II-1(L) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    LUDINGTON

TOLL CHARGES APPLICABLE FROM/TO LUDINGTON, MI

Rates herein do not include charges for the use of Toll Road, Bridges, Ferries or Tunnels shown below. When, at the request of the shipper, Toll Road Facilities are used, the charges will be paid by the carrier and shown on the freight bill as advanced charges and supported by a receipt substantiating such charges have been paid. Such charges are to be in addition to the rate and all other lawful charges:

     $10/round trip crossing at toll bridges, ferries, or tunnels. TL1(AITE)

Item 100
--------
Origin:         Ludington, MI
Commodity:      Liquid Magnesium hydroxide
                                                          Flat        Rate/
          Destination                                    Charge    Loaded Mile
          -----------                                    ------    -----------
01:1010L  AL, GA, KY, NC, NY, OH, PA, SC, TN             -$128   +   $2.46
01:1011L  AZ, CA, CO, ID, MT, NM, NV, OR, UT, WA, WY      -128   +    3.41
01:1012L  AR, MS, TX (points not named below)             -128   +    2.29
01:1013L  CT, DE, MA, MD, NJ, RI, VA, WV                  -128   +    2.17
01:1014L  FL, IL, IN, ME, NH, VT                          -128   +    2.93
01:1015L  IA, KS, MN, MO, ND, NE, OK, SD, WI              -128   +    3.02
01:1016L  LA and points in TX (counties of Brazoria,      -128   +    1.79
          Camp, Chambers, Dallas, Fort Bend, Galveston,
          Harris, Jefferson, Montgomery, Orange
          and Tarrant)
01:1017L  Ontario                                         -128   +    2.53
01:1018L  Quebec                                          -128   +    3.09
01:1019L  New Brunswick and Nova Scotia                   -128   +    3.69

                                             Page: II-3(L/M) NEW Date: 8/7/95
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 500      50:5000L
  --------

  Origin:       Louisville, KY
  Destination:  Lockland, OH and Middletown, OH
  Equipment:    Multi-compartment trailer
  Rate:         $1.30/dead head mile

o Denotes Change

                                             Page: II-1(M) Date: 5/1/95
                                             Dow:
                                             CLEA:


                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    MIDLAND

DETENTION EXCEPTION:

Detention at Dow's plant site in Midland, MI shall be waived between 8:00
AM and 5:00 PM Monday thru Friday (except holidays) when loading and/or unloading is provided by the Midland domiciled city drivers. Time before 8:00 AM and after 5:00 PM will be subject to the Dow Standard Accessorial Chart except no free time shall be allowed. This exception does not apply when loading or unloading is performed by system drivers or Midland road drivers on a live load basis. LOAD and GO

TANK CLEANING (Midland only): $75 for SILTHERM* TCLN Screen

TOLL CHARGES APPLICABLE FROM/TO MIDLAND, MI AND BAY CITY, MI

Rates herein do not include charges for the use of Toll Road, Bridges, Ferries or Tunnels shown below. When, at the request of the shipper, Toll Road Facilities are used, the charges will be paid by the carrier and shown on the freight bill as advanced charges and supported by a receipt substantiating such charges have been paid. Such charges are to be in addition to the rate and all other lawfull charges:

     $10/round trip crossing at toll bridges, ferries, or tunnels. TL1 (AITE)

Item 100             01:2050L
--------
Between:             Midland, MI or Bay City, MI
                     and
                     Points in Louisiana and Texas
Commodity:           Liquid Chemicals in carrier provided (non-dedicated)
                     single compartment stainless steel, insulated MC-307
                     trailer handled in continuous movements.
Rate:                $1.75/running mile, terminal-to-terminal


---------------------
* Trademark of The Dow Chemical Company

o Denotes Change

                                             Page: II-2(M) Rev 5 Date: 12/13/96
                                             Dow:
                                             CLEA:

                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 200
  --------
  Origin:     Midland, MI
  Commodity:  Liquid Commodities transported in non-dedicated, single compartment MC-307 reloadable trailer.

                                                      Rate/Loaded Mile
                                    -----------------------------------------
"NALL"    Destination               Flat Chg   Column 1   Flat Chg   Column 2    "DALI"
          -----------               --------   --------   --------   --------
03:0327L  LA, TX                     -$128   +  $1.75      -$128   +  $2.01     03:0334L
03:0328L  AL, AR, CT, DE, FL, GA,     -128   +   2.15       -128   +   2.47     03:0335L
          IL, KY, MD, MA, MS, NC,
          NJ, NY, OH, PA, RI, SC,
          TN, VA, WV
03:0329L  CA                          -128   +   2.22       -128   +   2.55     03:0336L
03:0330L  MO, NH, WI                  -128   +   2.32       -128   +   2.67     03:0337L
03:0331L  AZ, IA, KS, ME, NB, NM,     -128   +   2.52       -128   +   2.90     03:0338L
          OK, ON, PQ
03:0332L  IN                          -128   +   2.76       -128   +   3.17     03:0339L
03:0333L  AK, AB, BC, MB, MN, MT,     -128   +   3.02       -128   +   3.47     03:0340L
          NE, SK, WA

       Load Count Guarantee:
       --------------------
       Mon-Sat:                 28 loads/day, +/-20%
       Sat-Sun:                  6 loads/day, +/-20%
       Penalty:                 15% surcharge for all orders in excess of
       -------                  maximum or less than minimum load count
                                guarantee.

Note:     1.   Column 1 represents rates used when load count target numbers have been met, Column 2 represents penalty rates for falling short or exceeding targeted load counts.
          2.   Rates apply for Aqueous Acrylamide Solution for the account of
               Flocryl: c/o Commercial Traffic, P.O. Box 30832, Cleveland, OH
               44130

  Item 300       01:0005L "DA15"
  --------
o Origin:        Between Midland, MI and Bay City, MI and Harbor Beach, MI and
  Destination:   Points in the U.S. (except MI, AK, HI) and Canada
  Commodity:     LIQUID AND DRY CHEMICALS (not specified in Item 200)
                 transported in single compartment, non-reloadable or multi-compartment trailers.

                       Miles             Flat Charge       Rate/Loaded Mile
                 -----------------       -----------       ----------------
                     0 -  100               $184       +        $2.85
                   101 -  200                202       +         2.69
                   201 -  400                138       +         3.05
                   401 -  800                137       +         3.10
                   801 - 1000                284       +         2.93
                  1001 - Over                204       +         3.00
  Cleaning:       Rate of $190/load on Intrastate Michigan moves of latex
                  liquid only.


---------------------
o Denotes Change

                                             Page: II-3(M) Rev 3 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 400
  --------
  Origin:      Midland, MI and Bay City, MI
  Commodity:   Monochloroacetic and alpha monochloropropionic butylene oxide, chloroacetyl chloride, DURSBAN*, glacial acrylic acid, monochloroacetic acid and telone transported in dedicated trailer.

               Destination                                       Rate/Shipment
               -----------                                       -------------
01:1408L       Theodore, AL                                         $2,998
01:0016L       Lake Charles, LA                                      3,959
01:1406L       Taft, LA                                              3,130
01:0011L       Greenville, NC                                        3,272
01:0010L       Dayton, NJ                                            2,649
03:0306L       Waterloo, NY                                          1,307
03:0311L       Beaumont, TX                                          3,920
01:0012L       Hopewell, VA                                          2,579
01:0018L       Sarnia, ON                                              614
01:0020L       Tillsonburg, ON                                         939

o Item 500     01:3808L
  --------
  Origin:      Midland, MI
  Destination: Pittsburg, CA
  Commodity:   LORSBAN* in dedicated container
  Rate:        $4,613/shipment

o Item 600     03:0341L
  --------
  Origin:      Midland, MI and Bay City, MI
  Destination: Colorado, Utah, Nevada and Idaho
  Commodity:   Liquid Commodities in single compartment MC-307 trailer.
  Rate:        -$128 flat charge + $3.02/loaded mile


-------------------
* Trademark of The Dow Chemical Company

o Denotes Change

                                             Page: II-4 (M) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 700          01:8951 L
  --------
  Origin:           Midland, MI
  Destination:      Midland, MI
  Commodity:        Chassis idle day charges
  Rate:             $16/day (7 day/week)
                    Applies on Chassis #TOLZ 62048 and #NLSZ 021057-9

o Item 800          01:3300 L
  --------
  Between:          Dow Chemical at Midland, MI to the Port of New York/New
                    Jersey piers with an empty container and return to Midland,
                    MI with a loaded container.
  Commodity:        Methylacrylonitrile in shipper-owned container
  Rate:             $2,700/round trip
  Chassis           $15/day includes maintenance and tires to Dow specification
  Charge:           CHA (AITE)

o Item 900          01:2012 L
  --------
  Origin:           Bay City, MI
  Destination:      Sarnia, ON
  Commodity:        Calcium Chloride when transported in MC-306 or MC-312
                    rubber-lined trailer
  Rate:             -$92 flat charge + $3.55/loaded mile

o Item 1000        03:0322 L
  ---------
  Origin:           Points in U.S. excluding Michigan
  Destination:      Midland, MI and Bay City, MI
  Commodity:        Liquid Commodities in MC-307 trailer (reloadable 2/1 type
                    only)
  Rate:             -$128 flat charge + $1.75/loaded mile



o Denotes Change

                                             Page: II-5 (M) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 1100         01:2009 L
  ---------
  Origin:           Bay Minette, AL
  Destination:      Midland, MI
  Commodity:        Liquid Chemicals in shipper-owned container on carrier
                    provided chassis
  Rate:             $3,154/shipment
                    No allowance for use of shipper-provided chassis.

o Item 1150         01:1150 L
  ---------
  Origin:           Midland, MI**
  Destination:      Midland, MI
  Commodity:        Diethylbenzene
  Rate:             $4,084/shipment
                 ** NOTE: This rate is based on loading diethylbenzene in Midland, MI proceeding to Bay Minette, AL for addition of 1300 lbs. of inhibitor, then proceed to Geismar, LA for addition of 1500 lbs. of another inhibitor, then returning to Midland with approximately 42M lbs. of total product.

o Item 1200         01:3059 L
  ---------
  Origin:           Claymont, DE
  Destination:      Midland, MI
  Commodity:        Ethylene when transported in cryogenic trailer
  Rate:             $3,105; cleaning does not apply    TCL, CTC - NA (AITE)

o Item 1300         01:2010 L
  ---------
  Origin:           Vicksburg, MS
  Destination:      Midland, MI
  Commodity:        Liquid Chemicals in shipper-owned container on carrier provided chassis
  Rate:             $3,267/shipment

o Item 1400         01:0025 L
  ---------
  Origin:           Clearlake, TX; Deer Park, TX; Freeport, TX and Taft, LA
  Destination:      Midland, MI
  Commodity:        Glacial Acrylic Acid in a specially designed trailer
  Rate:             $2,962/shipment; Cleaning does not apply   TCL, CTC - NA (AITE)
                    This rate applies only with a MI down-bound shipment to
                    TX or LA.

o Denotes Change

                                              Page: II-6 (M) Rev 2 Date: 9/1/96
                                              Dow:
                                              CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 1500         03:0309 L
  ---------
  Origin:           Sarnia, ON
  Destination:      Midland, MI
  Commodity:        Liquid Chemicals NOI in non-dedicated single compartment
                    trailer.
  Rate:             $32 flat charge + $2.50/mile

  Item 1600         03:0326 L
  ---------
  Origin:           Delaware City, DE
  Destintation:     Muskegon, MI
  Commodity:        Liquid Commodities in MC-307 trailer
  Rate:             -$128 flat charge + $2.05/loaded mile
                    This rate applies only on inbound shipments for Dow.
  Tank              $125 when cleaned TCL (AITE)
   Cleaning:

o Item 1700
  ---------

  Entire item canceled.

  Item 1800         03:0307 L
  ---------
  Origin:           Midland, MI
  Destination:      Pittsburg, KS
  Commodity:        Chloroacetyl Chloride in shipper-owned ISO container
  Rate:             $2,575/shipment
                    Tank cleaning not applicable.   TCL, CTC - NA (AITE)


o Denotes Change

                                            Page: II-7 (M) Rev 1 Date: 6/17/96
                                            Dow:
                                            CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 1900         03:0305 L
  ---------
  Origin:           Midland, MI
  Destination:      Detroit, MI
  Commodity:        Commodities in shipper provided ISO container
  Rate:             $413
                    Rate includes 2-1/2 hours for loading   LOA (AITE)

                    When a chassis is delayed beyond the free time, a charge of $15/chassis will be made for each 24 hours period or fraction thereof and will apply in addition to all other applicable charges.
                    Tank cleaning not applicable.   TCL, CTC - NA (AITE)

  Item 2000         02:0106
  ---------
  Origin:           Detroit, MI
  Destination:      Midland, MI
  Commodity:        Empty ISO containers
  Rate:             $90/container
                    Rate applies on repositioning an empty ISO container in conjunction with the movement of a loaded ISO in Item 1900.

o Item 2100         03:0303 L
  ---------
  Origin:           Midland, MI
  Destination:      Points in US and Canada
  Commodity:        Liquid Commodities transported in shipper provided ISO container and chassis.
  Rate:             $1.41/running mile, terminal-to-terminal; $15/day/chassis
                    Rate applies on shipper-owned container.


o Denotes Change

                                           Page: II-8 (M) Rev 5 Date: 02/17/97
                                           Dow:
                                           CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 2300         01:0302 L
  ---------
  Origin:           Winder, GA
  Destination:      Midland, MI
  Commodity:        Sodium Lauryl Sulphate in single compartment MC-307 trailers
  Rate:             -$128 flat charge + $1.75/loaded mile

  Item 2400         03:0345 L
  ---------
  Origin:           Midland, MI
  Destination:      Marlborough, MA
  Commodity:        Liquid Commodities in dedicated single compartment MC-307 trailers
  Rate:             -$128 flat charge + $3.00/loaded mile
                    NOTE: Traffic to be routed through Sarnia, ON
  Hand              Additional $75   TCL (AITE)
     Cleaning
     Charge:

  Item 2500         01:2400 L
  ---------
  Origin:           Castle Hang, NC
  Destination:      Midland, MI
  Commodity:        Sodium bichromate
  Rate:             -$128 flat charge + $1.75/loaded mile
  Cleaning:         $450   TCL (AITE)

o Item 2600         01:2401
  ---------
  Origin:           Midland, MI
  Destination:      Muskegon, MI
  Commodity:        Phosphorous Oxychloride in Shipper Provided ISO Container/Chassis
  Rate:             $610/shipment


o Denotes Change

                                         Page: II-1 (MI) NEW Date: 06/17/96
                                         Dow:
                                         CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    MICHIGAN

   Item 100          01:2000 L
   --------
   Origin:           Midland, MI
   Commodity:        Hydrochloric Muriatic
                                                        Rate/CWT
                     Destination                        45M# MIN.
                     -----------                        ---------
                     Dearborn, MI                          78
                     River Rouge, MI                       78

   Item 200          01:4000 L
   --------
   Origin:           Midland, MI
   Commodity:        Dimethyl-Hydrolyzate Polydimethyl-Siloxane
   Destination:      Adrian, MI
   Rate/CWT:         79
   45M# MIN.

                                       Page: II-2(MI) NEW Date: 06/17/96
                                       Dow:
                                       CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                         THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 300
--------
Origin:           Midland, MI
Commodity:        Liquid Commodities

                  Destination                    Rate/CWT
                  -----------                    --------

  01:6000L        Battle Creek, MI                    90      40M# MIN.
                                                      89      45M# MIN.
                                                      87      50M# MIN.
  01:6001L        Escanaba, MI                       198      40M# MIN.
                                                     193      50M# MIN.
                                                     184      60M# MIN.
  01:6002L        Gross, MI                          198      40M# MIN.
                                                     193      50M# MIN.
                                                     184      60M# MIN.
  01:6003L        Kalamazoo, MI                      109      40M# MIN.
                                                     106      50M# MIN.
  01:6004L        Munising, MI                       208      50M# MIN.
                                                     147      75M# MIN.
  01:6005L        Muskegon, MI                        92      45M# MIN.
                                                      90      50M# MIN.
                                                      85      60M# MIN.
                                                      80      70M# MIN.
  01:6006L        Plainwell, MI                      109      40M# MIN.
                                                     108      45M# MIN.
                                                     106      50M# MIN.
  01 :6007L       Port Huron, MI                      92      45M# MIN.
                                                      90      50M# MIN.
                                                      85      60M# MIN.
                                                      80      70M# MIN.
  01:9000L        Alpena, MI                       $ 550  Rate per shipment

                                       Page: II-3(MI) NEW Date: 06/17/96
                                       Dow:
                                       CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                            THE DOW CHEMICAL COMPANY
                      AND CHEMICAL LEAMAN TANK LINES, INC.

Item 400                    02:0001
--------
Territorial Application:    Between various Michigan points
Commodity:                  Commodities in bulk

------------------------------------------------------------------------------------------------------
                     RATES                                 RATES                            RATES
------------------------------------------------------------------------------------------------------
  MILES          (40)      (45)           MILES        (40)      (45)            MILES  (40)     (45)
------------------------------------------------------------------------------------------------------
  5               13        14             170         139       135              335   281      270
  10              18        18             175         143       138              340   285      274
  15              23        23             180         146       143              345   289      279
  20              29        28             185         150       146              350   293      282
  25              34        34             190         153       149              355   298      286
  30              39        39             195         157       153              360   301      290
  35              40        10             200         161       156              365   305      293
  40              45        44             205         172       167              370   308      297
  45              48        47             210         181       176              375   312      301
  50              52        52             215         189       183              380   315      305
  55              55        54             220         193       186              385   320      308
  60              59        58             225         196       191              390   324      312
  65              62        61             230         200       194              395   327      315
  70              66        65             235         204       198              400   331      319
  75              69        68             240         208       201              405   333      320
  80              74        72             245         212       205              410   335      322
  85              78        76             250         215       208              415   338      327
  90              81        81             255         219       212              420   343      331
  95              84        83             260         223       216              425   347      334
  100             88        87             265         226       219              430   351      338
  105             92        91             270         231       223              435   355      342
  110             96        94             275         235       227              440   359      345
  115             100       99             280         238       230              445   363      350
  120             104       102            285         242       235              450   368      354
  125             107       105            290         246       238              455   371      357
  130             110       108            295         249       241              460   375      361
  135             114       111            300         254       245              465   379      365
  140             118       114            305         258       248              470   383      369
  145             121       118            310         261       252              475   386      373
  150             124       122            315         265       256              480   391      377
  155             128       125            320         269       260              485   395      380
  160             132       129            325         272       263              490   399      384
  165             135       132            330         277       267              495   403      388
------------------------------------------------------------------------------------------------------

                                       Page: II-1 (NH) Rev 1 Date: 6/17/96
                                       Dow:
                                       CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 100
----------

  Origin:        North Haven, CT
  Destination:   Points in U.S. including Connecticut
  Commodity:     Plastic Pellets

                 Miles                            Flat Charge          Rate/Mile
                 -----                            -----------          ---------
  01:0113L       0 - 130                             $49        +        $2.75
  01:1113L       131 - 200                           -21        +         3.26
                 201 & Over                          -23        +         3.27

o Item 200       01:0167L
----------
  Origin:        North Haven, CT
  Destination:   Bellville, NJ
  Commodity:     Plastic Pellets
  Rate:          $42 flat charge + $2.64/loaded mile

o Item 300       01:0168L
----------
  Origin:        North Haven, CT
  Destination:   Brampton, Ontario; Port Hope, Ontario
  Commodity:     Plastic Pellets
  Rate:          -$128 flat charge + $3.49/loaded mile

o Denotes Change

                                                 Page: II-l(P) Date: 5/1/95
                                                 ------------------------------
                                                 Dow:
                                                 ------------------------------
                                                 CLEA:
                                                 ------------------------------

                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    PITTSBURG
                                    ---------

ACCESSORIAL CHARGES: All accessorial charges not specifically covered by Dow
-------------------
Master Contract to be billed per CLEA 100 series. (ACON)L

DEDICATED TRAILER CHARGE:       $1,600/month/trailer     07:1111L
------------------------        Telone, Trifluoro Herbicidal Intermediate

TANK CLEANING CHARGE:           Actual cost. Telone, Trifluoro Herbicides
--------------------            Intermediate, hazardous and non-hazardous waste.
                                TCL (ARTA) on these products.

INTRAPLANT SERVICE AT THE DOW FACILITY AT PITTSBURG. CA:
-------------------------------------------------------
07:5065L $55/hour or faction thereof; 1 hour minimum tank cleaning charge $200 (when carrier is required to deadhead to cleaning rack to clean trailer, an additional charge of $1.50/running mile will apply; minimum $165). DHL, DHU (AiTE)

SPOTTING TRAILER CHARGE: $110/day; $1,600/month MAX 07:1111L SPL, SPU (AiTE)
-----------------------

SPOTTING CHASSIS CHARGE: $45/day; $800/month MAX 07:1111L CHA (AiTE)
-----------------------

DEADHEADING CHARGE:      $1.50/running mile when required or requested to spot
------------------       or pick up trailer or chassis. Minimum charge:
07:7101L                 $165/round trip
07:1112L - empty container trans CHA, DHL, DHU (AiTE)
RATE MAKING MILES:       Interstate traffic Rand McNally MileMaker;
-----------------        Intra-CA DT8CA and Leonard's Metropolitan Zone


o Denotes Change

                                              Page: II-2(P) Rev l Date: 6/17/96
                                              ----------------------------------
                                              Dow:
                                              ----------------------------------
                                              CLEA:
                                              ----------------------------------

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 100          07:2700L
  --------
  Between           Pittsburg, CA and points in California
  Commodity:        Liquid Commodities transported in MC-307 single compartment trailer
  Minimum:          Rates shown that produce less than the minimum charge apply on a per load basis only when two (2) consecutive loads are moved in the same unit by the same driver with no delay between loads, no cleaning and no change of equipment.
                                                                                              "NA25"


  Miles             Flat Charge               Rate/Mile           Miles            Flat Charge              Rate/Mile
  -----             -----------               ---------           -----            -----------              ---------
   30                 -$128          +         $9.65               230                -128          +        $3.40
   40                  -128          +          7.70               240                -128          +         3.40
   50                  -128          +          6.60               250                -128          +         3.40
   60                  -128          +          5.90               260                -128          +         3.35
   70                  -128          +          5.40               270                -128          +         3.35
   80                  -128          +          5.05               280                -128          +         3.35
   90                  -128          +          4.75               290                -128          +         3.35
  100                  -128          +          4.50               300                -128          +         3.35
  110                  -128          +          4.30               320                -128          +         3.35
  120                  -128          +          4.15               340                -128          +         3.35
  130                  -128          +          3.95               360                -128          +         3.35
  140                  -128          +          3.85               380                -128          +         3.35
  150                  -128          +          3.75               400                -128          +         3.35
  160                  -128          +          3.65               420                -128          +         3.35
  170                  -128          +          3.60               440                -128          +         3.30
  180                  -128          +          3.50               460                -128          +         3.30
  190                  -128          +          3.45               480                -128          +         3.30
  200                  -128          +          3.40               500                -128          +         3.30
  210                  -128          +          3.40               520                -128          +         3.30
  220                  -128          +          3.40           540 & Over             -128          +         3.30



o Denotes Change

                                              Page: II-2A(P) Rev 2 Date: 6/17/96
                                              ----------------------------------
                                              Dow:
                                              ----------------------------------
                                              CLEA:
                                              ----------------------------------

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 105
  --------
  Origin:           Pittsburg, CA
  Commodity:        Liquid Solvents (acetone, caustic soda, chelating compounds, glycerines, glycols, anti-freeze, VORANOL*, amines, phenol, epoxy resin, chlorinated solvents [perchloroethylene,
                    methylene chloride], lacquer solvents [glycol ether acetate]
                    and resin solvents [DOWANOL* DB, DM, DMP, EB, PM])
  Cleaning:         $225 when cleaned



                                                                    Single Compartment                          Multi-Compartment
Destination                                         Flat Charge       Rate/Loaded Mile      Flat Charge          Rate/Loaded Mile
-----------                                         -----------       ----------------      -----------         -----------------

Corvallis, OR                     07:0732L             -$128         +      $2.30             $-128        +      $2.45    07:0758L
Halsey, OR                        07:0735               -128         +       2.30              -128        +       2.45    07:0761
Newberg, OR                       07:0738L              -128         +       2.30              -128        +       2.45    07:0764L
Portland, OR                      07:0742L              -128         +       2.30              -128        +       2.45    07:0768L
Salem, OR                         07:0745L              -128         +       2.30              -128        +       2.45    07:0771L
Springfield, OR                   07:0747               -128         +       2.30              -128        +       2.45    07:0773
White City, OR                    07:0750               -128         +       3.10              -128        +       3.10    07:0776
Auburn, WA                        07:0728               -128         +       2.30              -128        +       2.45    07:0754
Kalama, WA                        07:0736               -128         +       2.30              -128        +       2.45    07:0762
Kent, WA                          07:0737L              -128         +       2.30              -128        +       2.45    07:0763L
Pasco, WA                         07:0740L              -128         +       2.30              -128        +       2.45    07:0766L
Spokane, WA                       07:0746L              -128         +       2.45              -128        +       2.55    07:0772L
Washougal,WA                      07:0749L              -128         +       2.30              -128        +       2.45    07:0775L
Pts in OR or WA (not named)       07:0752L              -128         +       2.45              -128        +       2.45    07:0778L
Canadian Rates
--------------
Calgary, AB                       07:0730L              -128         +       2.55              -128        +       2.55    07:0756L
Edmonton, AB                      07:0733L              -128         +       2.55              -128        +       2.55    07:0759L
Goadlish Lake, AB                 07:0734               -128         +       2.55              -128        +       2.55    07:0760
Nisku, AB                         07:0739               -128         +       2.55              -128        +       2.55    07:0765L
Burnaby, BC                       07:0729L              -128         +       2.45              -128        +       2.45    07:0755L
Campbell River, BC                07:0731               -128         +       2.45              -128        +       2.45    07:0757
Port Moody, BC                    07:0741L              -128         +       2.45              -128        +       2.45    07:0767L
Quesnel, BC                       07:0743               -128         +       2.45              -128        +       2.45    07:0769
Richmond, BC                      07:0744L              -128         +       2.45              -128        +       2.45    07:0770L
Vancouver, BC                     07:0748L              -128         +       2.45              -128        +       2.45    07:0774L
Winfield, BC                      07:0751L              -128         +       2.45              -128        +       2.45    07:0777L
Pts in AB or BC (not named)       07:0753L              -128         +       2.55              -128        +       2.55    07:0779L


*Trademark of The Dow Chemical Company

o Denotes Change

                                              Page: II-3(P) Rev 1 Date: 6/17/96
                                              ----------------------------------
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                                              CLEA:
                                              ----------------------------------


                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

 o Item 200       07:2800L
   --------
   Origin:        Pittsburg, CA
   Destination:   Points in California
   Commodity:     Hydrochloric Acid transported in MC-312 rubber lined trailer
   Minimum:       48M lb minimum

                  Note: Cleaning does not apply TCL, CTC - NA (AiTE)

  Miles        Rate/cwt                         Miles                   Rate/cwt
  -----        --------                         -----                   --------

   20             $0.20                         220                        $1.24
   30              0.24                         230                         1.28
   40              0.27                         240                         1.32
   50              0.34                         250                         1.34
   60              0.37                         260                         1.41
   70              0.43                         270                         1.47
   80              0.48                         280                         1.53
   90              0.52                         290                         1.59
  100              0.57                         300                         1.66
  110              0.62                         320                         1.78
  120              0.68                         340                         1.91
  130              0.74                         360                         2.03
  140              0.80                         380                         2.16
  150              0.85                         400                         2.28
  160              0.89                         420                         2.41
  170              0.94                         440                         2.53
  180              1.01                         460                         2.66
  190              1.08                         480                         2.78
  200              1.14                         500                         2.91
  210              1.22


o Item 300            07:0700L
  --------

  Origin:             Pittsburg, CA
  Destination:        Points in U.S. except California
  Commodity:          Telone
  Rate:               $12 flat charge + $3.10/loaded mile

o Denotes Change

                                              Page: II-4(P) Rev 1 Date: 6/17/96
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                                              CLEA:
                                              ----------------------------------


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 400
  --------

  Origin:          Pittsburg, CA
  Destination:     Points in California
  Commodity:       Spent Sulfuric acid; caustic soda; HCl

                     Miles             Flat Charge                Rate/Mile
                     -----             -----------                ---------
  07:701AL           0 -  70              $  4             +        $2.48
  07:2701L          71 - 120                25             +         2.22

  07:0701L         121 - 200               -26             +         2.52
                   201 - Over             -105             +         2.92

                   Rates apply only in the absence of rates more specifically provided herein.

o Item 500         07:0702L
  --------
  Between:         Points in California counties of Alameda, Contra Costa and
                   California counties of Los Angeles and Orange
  Commodity:       Liquid Commodities (includes solvents, caustic soda and
                   latex)
  Rate:            -$88 flat charge + $2.12/loaded mile TCL - check pg 1


o Item 600         07:0702L
  --------
  Between:         Points in California counties of Los Angeles and Orange and
                   California counties of Alameda and Contra Costa
  Commodity:       Liquid Commodities in single and multi-compartment trailer
  Rate:            -$88 flat charge + $2.12/loaded mile TCL - check pg 1


o Denotes Change

                                              Page: II-5(P) Rev 1 Date: 6/17/96
                                              ----------------------------------
                                              Dow:
                                              ----------------------------------
                                              CLEA:
                                              ----------------------------------

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 700          07 0703L                                 TANK CLEANING
  --------                                                         $40.00
                                                          BACK0UT ____________

  Between:        Points in California counties of Alameda and Contra Costa and
                  California counties of Ventura and Riverside
  Commodity:      Liquid Commodities (includes solvents, caustic soda and latex)
  Rate:           -$88 flat charge + $2.26/loaded mile        TCL - check pg 1

  Item 800        08:8000
  --------
  Between:        Points in California counties of Alameda and Contra Costa and
                  California counties of Los Angeles and Orange
  Commodity:      Liquid Commodities in intermodal tank containers
  Rate:           $50/hour, 6 hour minimum
                  Time shall begin when carrier's equipment leaves its
                  terminal and continue until equipment is returned to
                  terminal from which dispatched.             TCL - check pg 1

o Item 900      09: 9000L
  --------

  Origin:         Pittsburg, CA
  Destination:    CT, GA, IL, MI, OH
  Commodity:      Liquid Commodities
  Rate:           -$128 flat charge + $1.75/loaded mile       TCL - check pg 1

o Denotes Change

                                              Page: II-6(P) Rev3 Date: 6/17/96
                                              ----------------------------------
                                              Dow:
                                              ----------------------------------
                                              CLEA:
                                              ----------------------------------

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 1000
  ---------

  Origin:           Pittsburg, CA
  Commodity:        Caustic Soda or solvents transported in single compartment, non-dedicated MC-307 trailer

                    Destination                            Flat Charge               Rate/Mile
                    -----------                            -----------               ---------
  07:0708           AR, IA, MN, MO, OK                        -$128           +         $1.70(1)

  07:0709           LA, MI, TX (except shipments               -128           +          1.55(1)
                    destined to Mexico)
  07:0710L          Tildale, GA (Dalton, GA)                   -128           +          1.75
  07:0711L          Points in Canada                            -88           +          2.95

                    (1)Rate applies only on shipments handled in backhaul transportation

                                                      TANK CLEANING
                                                            $40.00
o Item 1100                                        BACK0UT ____________
  ---------

  Origin:          Pittsburg, CA
  Commodity:       Liquid Commodities transported in MC-307 single and
                   multi-compartment trailers.       TCL - check pg 1

                   Destination                               Flat Charge
                   -----------                               -----------
  07:1713L         Antioch, CA                                  $367
  07:1714L         Cloverdale, CA                                603
  07:1714L         Kelseyville, CA                               603
  07:1714L         Middletown, CA                                603

o Item 1200                                              TANK CLEANING
  ---------                                                    $40.00
                                                      BACK0UT ____________
  Origin:          Pittsburg, CA
  Commodity:       Liquid Waste Water

                   Destination                               Flat Charge
                   -----------                               -----------
  07:0721          E. Los Angeles, CA                           $837
  07:0722          E. Palo Alto, CA                              335
  07:0723          Los Angeles, CA                               837
  07:0724          Palo Alto, CA                                 335
  07:0725L         San Jose, CA                                  312

                   Compressor/Pump Charges:   Included in rate CMU, CML, PMU,
                                              PML - IR (AiTE)
                   Tank Cleaning Charge:      Actual cost TCL - AC (AiTE)
                   Waste Permit Fees:         Included in rate  PMT - IR (AiTE)

o Denotes Change

                                              Page: II-7(P) Rev I Date: 6/17/96
                                              ----------------------------------
                                              Dow:
                                              ----------------------------------
                                              CLEA:
                                              ----------------------------------

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


 o Item 1300         07:0706L
   ---------
   Origin:           Pittsburg, CA
   Destination:      Pittsburg, CA
   Commodity:        Caustic Soda HCL
   Rate:             $22/shipment

 o Item 1400                                             TANK CLEANING
   ---------                                                   $25.00
                                                     BACK0UT ____________
   Origin:           Pittsburg, CA
   Commodity:        Salt Brine (Sodium Chloride)

                  Destination                                Flat charge
                  -----------                                -----------
   07:1707L       Bakersfield, CA                               $612
   07:1707L       Belridge, CA                                   612
   07:1707L       Cymeic, CA                                     612
   07:1707L       Fellows, CA                                    612
   07:1707L       Maricopa, CA                                   612
   07:1707L       McKittrich, CA                                 612
   07:1707L       Midway, CA                                     612
   07:1707L       Taft, CA                                       612
   07:1708L Ded.  Coalinga, CA                                   447
   07:1709L Non-
            Ded.

                  Tank cleaning is included in rate only when shipment is transported in a dedicated trailer which is to be performed every 5th load. Shipments transported in other than dedicated trailer are subject to an additional charge of $125 for cleaning of trailer.

 o Item 1500      07:1716
   ---------
   Origin:        Pittsburg, CA
   Destination:   Pittsburg, CA with stop-off in Rio Vista - (split card only)
   Commodity:     Petroleum Distillates, NOS
   Rate:          $227/shipment

 o Denotes Change

                                             Page: II-8(P) Rev I Date: 6/17/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 1600         07:0727L
  ---------
  Origin:           Pittsburg, CA
  Destination:      Bakersfield, CA

  Commodity:        Potassium Chloride (KOH) in single compartment trailer
  Rate:             $731/shipment
  Tank
   Cleaning:        $175 when cleaned TCL (AiTE)

o Item 1700          07:0720
  ---------
  Origin:            Pittsburg, CA
  Destination:       Chicago, IL or Midland, MI
  Commodity:         Inserve transported in single compartment trailer (HERBICIDE)
  Rate:              -$128 + $1.85/loaded mile

o Item 1800
  ---------
  Origin:          Pittsburg, CA
  Destination:     Midland, MI
  Commodity:       Trifluoro Methyl Pyridine
  Rate:            $8,200/shipment (Rate applies April 1 thru October 31 via Rt. I-80)    07:0704L
                   $9,114/shipment (Rate applies November 1 thru March 30 via Int.        07:0705L
                                     Rts. 40, 44, 55, 80 & 94)
                   Dedicated Trailer Charge:     $1,600/month - Telone
                                                 $1,000/month - Dichloro, Trifluoro,
                                                 Methyl Pyridine
                   Idle Day Charge:              $100/day for dedicated VH acid trailer

o Item 1900         07:0726
  Origin:           Pittsburg, CA
  Destination:      Midland, MI
  Commodity:        Lontrale transported in single compartment MC-307 trailer (HERBICIDE)
  Rate:              -$128 + $1.55/loaded mile

o Denotes Change

                                             Page: II-9(P) Rev I Date: 6/17/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.



o Item 2000
  ---------
  Origin:           Pittsburg, CA
  Destination:      Plaquemine, LA 07:0717L, Midland, MI 07:0716L or Bridgeport, NJ 07:0715L
  Commodity:        Hazardous Waste, NOS
  Rate:             -$128 + $1.85/loaded mile
                    Tank Cleaning:                     Actual cost TCL-AC (ATIE)
                    Hazardous Waste Permit Charges:
                         Plaquemine, LA             $75 with load
                         Midland, MI                $275 with load HWP (AITE)
                         Bridgeport, NJ             $350 with load

o Item 2100         07:0718L
  ---------
  Origin:           Pittsburg, CA
  Destination:      Deer Park, TX
  Commodity:        Styrene or waste water transported in single compartment trailer
  Rate:             -$128 +$1.85/loaded mile   Waste TCL - see pg 1

o Item 2200
  ---------
  Destination:      Pittsburg, CA
  Commodity:        Liquid Chemicals transported in single compartment MC-307 trailer

                    Origin                                                    Flat Charge         Rate/Mile
                    ------                                                    -----------         ---------
  22:2200L          LA, MS, TX                                                   -$128       +     $2.05
  22:2201L          AL, CT, DE, GA, IL, KY, MD, MI, NC, NJ, PA, SC                -128       +      2.10
  22:2202L          MA, NY, RI, TN, VA                                            -128       +      2.20
  22:2203L          AR, FL, IN, NH, VT, WI, WV                                    -128       +      2.40
  22:2204L          ME, MO                                                        -128       +      2.60
  22:2205L          MN, IA                                                        -128       +      2.80
  22:2206L          CO, KS, MT, ND, NE, NM, SD, WY                                -128       +      3.25
  22:2207L          AZ, ID, OR, UT, WA                                            -128       +      3.30
  22:2208L          NV                                                            -128       +      3.45


o Denotes Change



                                  TCL - pg. 1

                                             Page: II-10(P) Rev I Date: 8/12/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 2300
  ---------
  Origin:           Pittsburg, CA
  Destination:      Points in the U.S. (including CA) and points in British
                    Columbia
  Commodity:        Liquid Commodities transported in single and multi-
                    compartment non-dedicated MC-307 trailer and intermodal container movement.

                       Miles                 Flat Charge          Rate/Mile
                       -----                 -----------          ---------
  77:0712L             0 - 70                    $57       +        $2.49
                      71 - 120                    83       +         2.23
                     121 - 200                    72       +         2.25

   07:0712           201 & Over                  -88       +         2.95

  Item 2400         77:0706L
  ---------
  Origin:           Pittsburg, CA
  Destination:      Pittsburg, CA (Imperial West Plant Only) per Desiree Press
  Commodity:        PT acid in single compartment MC-312 trailers
  Rate:             $97/shipment   "DAII"

o Item 2500 (New)
  ---------
  Origin:         Pittsburg, CA
  Commodity:      Waste Tar in dedicated equipment only.
                  Destination         Flat Charge        Rate/Mile
                  -----------         -----------        ---------
  07:2500L        Midland, MI           -$128             $3.30
  07:2501L        Clive, UT              -128              3.30

                  Trailers to return to Pittsburg, CA for cleaning.

o Denotes Change

                                             Page: II-1(STL) Rev I Date: 6/17/96
                                             Dow:
                                             CLEA:



                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    ST. LOUIS

o Item 100
  --------
  Origin:        St. Louis, MO
  Commodity:     Liquid Caustic Soda

                 Destination                               Rate/Shipment
                 -----------                               -------------
  02:2001        Pagedale, MO                                 $51 or
  02:2009                                                       29*

                 *Rate applies only when two consecutive loads are transported on same day, in the same unit.

                 Above rates not subject to tank cleaning.

o Item 200
  --------
  Origin:        St. Louis, MO
  Commodity:     Liquid Caustic Soda
  Minimum:       Minimum/shipment from Schedule of Minimum Charges except when multiple loads are tendered and delivered by the same driver, same equipment, same day.

                 Miles                    Flat Charge       Rate/Mile
                 -----                    -----------       ---------
  02:2028L       30 - 100                     $83       +     $2.30
  02:2029L      101 - 240                      -2       +      3.07
                241 - Over                   -128       +      3.45

o Denotes Change

                                             Page: II-1(SV) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    SAVANNAH

  o Item 100            01:GA01L
    --------
    Origin:             Savannah, GA
    Destination:        Points in U.S. including Georgia in continuation of an
                        interstate movement (except AK & HI)
    Commodity:          Liquid Chemicals transported in MC-307 trailer
    Tank Cleaning:      $125 when cleared for solvents end caustic solution
                        TCL (AiTE) other prod. (ATRA)

                            Miles               Flat Charge           Rate/Mile
                            -----               -----------           ---------

                           0  -   100             -$34          +       $2.25
                         101  -   210              -96          +        2.87
                         201  -   420             -106          +        2.91
                         421  &   Over             -68          +        2.87

o Item 200
  --------
  Origin:               Savannah, GA
  Commodity:            Diphenyl Oxide
                        Destination             Flat Charge           Rate/Mile
                        -----------             -----------           ---------
  18:0200L              Freeport, TX              -$128         +       $1.75
  18:0201L              Magnolia, AR               -128         +        2.25

o Denotes Change

                                            Page: II-1(T/D) Rev 2 Date: 6/17/96
                                            Dow:
                                            CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                 TILDALE/DALTON

o Item 100
  --------
  Origin:      Tildale, GA and Dalton, GA
  Commodity:   Liquid Commodities transported in MC-307 trailer


                                                                                                 Rate/
               Destination                                            Flat Charge              Loaded Mile*
               -----------                                            -----------              -----------
  06:1000L    AL                                                       -$128          +          $3.00
  06:1002L    AZ. CO. IA. ID. KS. MT, ND, NE, NM,                       -128          +           3.16
              NV. OK, OR, SD, UT, WA, WY
  06:1004L    AR                                                        -128          +           2.53
  11:0182L    CA                                                        -128          +           2.40
  06:1006L    CT, DE, MA, MD. NJ, NY, OH. PA, RI, WV                    -128          +           2.16
  01:0278L    FL                                                        -128          +           3.15
  06:1008L    IL, IN, MI                                                -128          +           2.32
  06:1010L    KY                                                        -128          +           2.48
  06:1012L    LA                                                        -128          +           1 69
  06:1014L    ME, NH, VT                                                -128          +           2.42
  06:1016L    MN, WI                                                    -128          +           2.89
  01:0288L    MS                                                        -128          +           2.60
  01:0281L    NC                                                        -128          +           2.80
  06:0184L    SC                                                        -128          +           2.25
  06:1018L    TX (only Houston and points within 75
                highway miles thereof)                                  -128          +           1.59
  06:1020L    MO, TN, TX (other than shown above)                       -128          +           2.79
  01:0286L    VA                                                        -128          +           2.70

* Rates not applicable on shipments destined to Mexico

o Denotes Change

                                             Page: II-2(T/D) Rev 3 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES. INC.

o Item 200
  --------
  Origin:           Tildale, GA and Dalton, GA
  Commodity:        Liquid Commodities transported in MC-307 trailer


                    Destination                               Flat Charge                 Rate/Mile
                    -----------                               -----------                 ---------
  01:1112L          Mahrt, AL                                   -$128           +           $2.65
  01:0180L          City of industry, CA                         -128           +            2.25
  01:0181L          San Gabriel, CA                              -128           +            2.25
  01:1148           Allyn's Point, CT                            -128           +            1.89
  01:0292           Atlanta, GA                                                            0.59/cwt*
  01:0293           Dalton, GA                                                              70 flat
  01:0294           East Dublin, GA                                                        1.50/cwt*
  01:0295           Ellijay, GA                                                            168 flat
  01:0296           Lylerly, GA                                                            0.52/cwt*
  01:0297           Rabun Gap, GA                                                          0.83/cwt*
  01:0298           Ringgold, GA                                                           0.52/cwt*
  01:0299           Rome, GA                                                               168 flat
  01:0300L          Points in GA within 25 miles of origin                                 140 flat
                    (other than shown above)
  01:1165L          Midland, MI                                   -128          +            1.89
  01:1114L          Meridian, MS                                  -128          +            2.58
  01:1116L          Gastonia, NC                                  -128          +            2.60
  01:1168L          Omaha, NE                                     -128          +            3.15
  01:1135L          Chillicothe, OH                               -128          +            1.89
  01:1140L          Cincinnati, OH                                -l28          +            1.90
  01:1142L          Cleveland, OH                                 -128          +            1.89
  01:1145L          Columbus, OH                                  -128          +            1.86
  01:1160L          Lockland, OH                                  -128          +            1.88
  01:1130L          Carlisle, PA                                  -128          +            1.86
  01:1120L          Willow Grove. PA                              -128          +            1.89
  O1:1110L          Landrum, SC                                   -128          +            2.62
  01:1111L          Liberty, SC                                   -128          +            2.68
  01:0303           Ennis, TX                                     -128          +            2.34
  01:1117L          Freeport, TX                                  -128          +            1.73
  01:1146L          Covington, VA                                 -128          +            2.57
  01:1118L          Richmond, VA                                  -128          +            2.55


o Denotes Change

                                             Page: II-3(T/D) Rev 3 Date: 2/01/97
                                             Dow:
                                             CLEA:



                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 300       11:1175L
  --------
  Origin:        Tildale, GA and Dalton, GA
  Commodity:     Liquid Latex in single compartment MC-307 trailer
  Tank           $175 when cleaned TCL (AiTE)
    Cleaning:                                                 Rate/cwt*
                                                              ---------
                 Destination                                 42M         46M
                 -----------                                -----       -----
                 Granby, PQ and St. Jean, PQ                $8.54       $8.26

                 *Rates stated and payable in U.S. funds

o Item 400       01:0114L
  --------
  Origin:        Tildale, GA and Dalton, GA
  Destination:   Netcong, NJ
  Commodity:     Liquid Latex in single compartment MC-307 trailer
  Rate:          $1,482/shipment
  Tank           $175 when cleaned TCL (AiTE)
    Cleaning:

  Item 500       01:0290L
  --------
  Origin:        Points in the U.S.
  Destination:   Tildale, GA and Dalton, GA
  Commodity:     Liquid Commodities in single compartment MC-307 trailer
  Rate:          -$128 flat charge + $1.75/loaded mile


  Item 600       11:1180L
  --------
  Origin:        Kearny, NJ
  Destination:   Tildale, GA and Dalton, GA
  Commodity:     Foam Control Agent (defoamer)
  Rate:          $2.34/loaded mile
  Tank           $100 when required TCL (AiTE)
  Cleaning:

  o Denotes Change

                                             Page: II-4(T/D) Rev 2 Date: 2/01/97
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT

                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 700
  --------
  Origin:       Tildale, GA and Dalton, GA
  Destination:  Augusta, GA
  Commodity:    Latex, liquid in single compartment MC-307 trailers
  Rate:         $587/shipment - If loaded between 0400 - 1500 hours     ll:1181L "NAII"
                $472/shipment - If loaded between 1501 - 0359 hours     ll:1182L "DAII"

  Tank:
    Cleaning:   $175 when cleaned TCL (AiTE)

o Denotes Change

                                             Page: II-1(W) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT

                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                   WILMINGTON

o Item 100        02:0200L
  --------
  Origin:         Wilmington, NC
  Destination:    Points in U.S. including North Carolina in continuation of an interstate movement.
  Commodity:      Liquid Caustic Soda
  Minimum:        Minimum/shipment from Schedule of Minimum Charges. (Will not apply when two or more shipments are handled by the same driver with the same equipment on the same day.)

                      Miles              Flat Charge               Rate/Mile
                      -----              -----------               ---------
                     0 - 50                  $35           +         $3.02
                     5 - 200                  11           +          2.88
                   201 & Over                 41           +          2.99

  Tank
   Cleaning:      $125 when cleaned TCL (AiTE)

o Item 200        33:0295L
  --------
  Origin:         Wilmington, NC
  Destination:    Allyn's Point, CT
  Commodity:      Caustic soda solution
  Rate:           $1.57/loaded mile

o Denotes Change

                                            Page: II-1(MISC) Rev 1 Date: 6/17/96
                                            Dow:
                                            CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                  MISCELLANEOUS

Item 100      33:0338L
--------
Origin:       Chattanooga, TN
Destination:  Champaign, IL
Commodity:    Liquid Commodities in single compartment MC-307 trailers
Rate:         $1.90/loaded mile

Item 200      01:1100L
--------
Origin:       Delaware Water Gap, PA
Destination:  Houston, IX
Commodity:    Ammonium Phosphate; potassium phosphate
Rate:         $1.42/loaded mile

Item 300      11:1185L
--------
Origin:       Wilmington, NC
Destination:  Columbus, OH
Commodity:    Liquid Commodities in single compartment MC-307 trailer
Rate:         $1,017/shipment

Item 400      03:0342L
--------
Origin:       Haverhill, OH
Destination:  Rotterdam Junction, NY
Commodity:    Liquid Phenol in single compartment trailers
Rate:         $2.12/loaded mile

Item 500      01:0301
--------
Origin:       Shadeland, IN or Lafayette, IN
Destination:  Port Allen, LA or Baton Rouge, LA
Commodity:    Fermentation Fluids in ISO containers
Rate:         $1.48/loaded mile per round-trip shipment
              Note: Rate to include mileage from and return to depot storage yard in Chicago, IL
Spotting:     $75 per 24 hour period included in rate SPL, SPU (AiTE)

o Denotes Change

                                          Page: II-2(MISC) Rev 7 Date: 01/27/97
                                          Dow:
                                          CLEA:



                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.



  Item 600
  --------
  Origin:        Solvay, NY                    *Note: This rate includes 3rd Party Shipments per RA30
  Commodity:     Plastic Pellets

                 Destination                                 Rate/Shipment
                 -----------                                 -------------
  60:2200L       Erie, PA                                    $ 738
  60:2201L       Paterson, NJ                                  733

  Item 700
  --------
  Origin:        Philadelphia, PA
  Commodity:     Magnesium Hydroxide Liquid
  Cleaning       When cleaned
   Charges:
                 Destination                                 Rate/Shipment
                 -----------                                 -------------
o 70:0106L       Chester, VA                                 $ 500
  70 0100        Clifton, NJ                                   372
  70:0104        Lancaster, PA                                 292
o 70:0107L       Monroe, NC                                   2.30 /loaded mile
  70:0102L       Newark, NJ                                    322
  70:0103        Nutley, NJ                                    372
o 70:0108        Raleigh, NC                                  2.38 /loaded mile
  70 0101L       Ridgefield Park, NJ                           372
  70:0105L       Scranton, PA                                  442

  Item 800
  --------
  Origin:        Richmond, VA
  Commodity:     Magnesium Hydroxide Liquid

                  Destination            Flat Charge         Rate/Loaded Mile
                  -----------            -----------         ----------------
  80:0100L        Chester, VA            $ 372
  80:0103L        Richmond, VA             372
  80:0101L        Monroe, NC              -128          +       $ 2.75
  80:0102L        Netcong, NJ             -128          +         2.30
  80:0104L        Newark, NJ              -128          +         2.30

o Item 900        Moved to Page: II-3(MISC) Effective: 01-27-97
  --------

o Denotes Change

                                          Page: II-3(MISC) Rev 5 Date: 02/10/97
                                          Dow:
                                          CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 900      01:0900L
  --------
  Origin:       Charleston, SC
  Destination:  Sarnia, ON

  Commodity:    Liquid Commodities in MC-307 single compartment, reloadable trailers
  Rate:         -$128 flat charge + $1.75/loaded mile

  Item 1000
  ---------
  Origin:       Granite City, IL
  Destination:  Points in the U.S.
  Commodity:    Calcium Chloride Liquid

                    Miles          Flat Charge              Rate/Loaded Mile
                -------------      -----------              ----------------
  10:0100L        30 - 100            $ 83          +           $ 2.30
  10:0101L       101 - 240              -2          +             3.07
  10:0101L       241 - Over           -128          +             3.45

  Item 1100
  ---------
  Origin:       Chicago, IL
  Commodity:    Caustic Soda Solution, liquid
  Cleaning:     When cleaned

                    Miles          Flat Charge              Rate/Loaded Mile
                -------------      -----------              ----------------
  40:1500L        30 - 100            $ 83          +           $ 2.30
  40:1501L       101 - 240              -2          +             3.07
  40:1501L       241 & Over           -128          +             3.45

o Item 1200     22:2009L
  ---------
  Origin:       Louisville, KY
  Destination:  Lebanon, KY (Worthington Industries)
  Commodity:    Liquid Calcium Chloride in dedicated, single compartment, MC-306 aluminum trailers
  Rate:         $360/shipment
  Cleaning:     Actual cost, when cleaned. TCL - AC (AiTE)
                Note: Tank cleaning to be reviewed after initial 3-5 cleans to determine contract bill amount to be published.

o Denotes Change

                                             Page: II-4(MISC) NEW Date: 3/01/97
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 1300
  ---------
  Origin:        Pittsburgh, PA
  Commodity:     Liquid Magnesium Hydroxide in MC-307, single compartment,
                 trailers
  Cleaning       When cleaned
   Charges:

                 Destination                       Rate/Shipment
                 -----------                       -------------
  22:2210        Adrian, PA                           $ 332
  22 2211        Albright, WV                           435
  22:2212        Maidsville, WV                         360
  22:2213        Morgantown, WV                         360
  22:2214        Parkersburg, WV                        575

o Denotes Change

                                         Page: II-1(COFC) Rev 5 Date: 10/16/96
                                         Dow:
                                         CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                  REPRESENTING UNION PACIFIC BULKTAINER SERVICE
                            AiTEs Default to "Bulk"

  Item 100       88:0100L
  --------
  Origin:        Pittsburg, CA
  Destination:   Midland, MI
  Commodity:     Waste Tar
  Rate:          $4,665/shipment
  Cleaning:      Actual cost when cleaned when removed from Dow service
                 TCL (AiTe) - AC

  Item 200       88:0101L
  --------
  Origin:        Ludington, MI
  Destination:   Vancouver, WA
  Commodity:     Magnesium Hydroxide, liquid
  Rate:          $3,500/shipment
  Cleaning:      Tank cleaning included in rate TCL - IR (AiTE)

  Item 300       88:0103L
  --------
  Origin:        Middletown, OH
  Destination:   Pittsburg, CA
  Commodity:     Surfactant, liquid
  Rate:          $4,386/shipment
  Cleaning:      Tank cleaning included in rate TCL - IR (AiTE)

  Item 400       88:0104L
  --------
  Origin:        Midland, MI
  Destination:   Pittsburg, CA

  Commodity:     Organophosphorus pesticide
  Rate:          $4,053/shipment
  Cleaning:      Tank cleaning outside of rate TCL (AiTE)

o Item 500       Moved to MISC Section
  --------       Effective: 10-16-96

o Denotes Change

                                         Page: II-2(COFC) Rev l Date: 11/20/96
                                         Dow:
                                         CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                  REPRESENTING UNION PACIFIC BULKTAINER SERVICE
                            AiTE's Default to "Bulk"


  Item 600       88:0102L
  --------
  Origin:        Midland, MI
  Destination:   Pachuta, MS
  Commodity:     Organophosphorus
  Rate:          $3,210/shipment
  Cleaning:      Tank cleaning included in rate TCL - IR (AiTE)

o Item 700       88:0l05
  --------
  Origin:        Midland, MI
  Destination:   Fresno, CA
  Commodity:     Herbicide, liquid
  Rate:          $4,314/shipment
  Cleaning:      Tank cleaning included in rate TCL - IR (AiTE)


o Denotes Change

                                                     Page: I-1(B) Date 10/01/96
                                                     Dow:
                                                     CLEA:


                                   APPENDIX I

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                     BAYONNE

Rates as published in the Dow/Chemical Leaman contract are subject to the following rules and provisions:

1. Dow Chemical agrees to a capital recovery provision effective October 14, 1996 through December 31, 2000. Under this provision, Chemical Leaman Tank Lines, Inc. shall be entitled to recover a portion of its capital outlay under the conditions outlined in item 2, below. Chemical Leaman's asset valuation (capital outlay) is Six Hundred Thousand Dollars ($600,000) for the construction and purchase of new MC-307 stainless steel trailers to be provided for food grade and solvents service. The amount of capital recovery to which Chemical Leaman shall be entitled shall be Six Hundred Thousand Dollars ($600,000) less Two Percent (2.0%) for each month (or fraction thereof) of the contract term that has expired from the date Dow Chemical has been notified, in writing, that Chemical Leaman wishes to invoke this capital recovery provision. Should Chemical Leaman invoke this capital recovery provision under the specified conditions in item 2 below, Chemical Leaman shall retain full ownership of all applicable assets covered in this provision. Should Chemical Leaman decide to terminate the contract, the capital recovery provision shall not be invoked.

2. Chemical Leaman reserves the right to invoke item 1 provisions except under the following conditions: service performance as outlined in item 5; competitive pricing as outlined in item 6; and under certain business conditions whereby Dow Chemical documents business losses due to customer or product transitions.

3. Should Chemical Leaman be required to place additional new trailers into service to meet Dow Chemical's shipment requirements, Chemical Leaman shall be entitled to capital recovery. The asset valuation for the additional new trailers (capital outlay) shall be the cost for the construction and purchase of the new trailers. The amount of capital recovery to which Chemical Leaman shall be entitled shall be the result of multiplying the capital outlay amount by the result of dividing the unexpired number of months (or fractions thereof) remaining through December 31, 2000 by the total number of months (or fractions thereof) for the period between the date of the additional capital outlay and December 31, 2000.

4. Dow Chemical commits One Hundred Percent (100%) of the Dow controlled and routed outbound freight, stated to be approximately $2,500,000 annual to be routed via Chemical Leaman Tank Lines or their broker subsidiary, Capacity Management Systems. Should Dow Chemical change the legal terms of sale for transactions originating at Bayonne which results in a decline of business routed via Chemical Leaman Tank Lines, Chemical Leaman shall reserve the right to invoke item 1.

                                                     Page: I-2(B) Date 10/01/96
                                                     Dow:
                                                     CLEA:


                                   APPENDIX I

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                     BAYONNE


5. Chemical Leaman will provide error free service levels at a minimum of Ninety Five Percent (95%) total carrier error free. Should the error free performance level fall below Ninety Five Percent (95%) for any consecutive 6-month calendar period, Dow Chemical reserves the right to waive the capital recovery provision as stated in item 1 of the Bayonne Rules Tariff. Total carrier error free performance shall be defined as stated in the Uniform Bulk Motor Carrier Contract, effective April 1, 1995 plus appendices I through III effective May 1, 1995. If Chemical Leaman retains the business at less that 95% error free performance, and subsequently the error free performance improves to meet or exceed the 95% level for a consecutive 6-month calendar period, the capital recovery provision in item 1 shall be reinstated.

6. Dow Chemical reserves the right to receive and review competitive pricing bid proposals for single source bulk carrier operations at their Bayonne, NJ terminal operation. Dow Chemical agrees to consider no fewer than Three (3) non-Chemical Leaman carrier pricing bids simultaneously, which each reduce existing Chemical Leaman contract pricing by Five Percent (5%) or greater.

7. Chemical Leaman-Tank Lines, Inc. reserves the right of first refusal to compare existing contract pricing to the Three (3) competitive bids each generating a reduction of Five Percent (5%) or greater. Dow Chemical agrees to provide competitive operating parameters in addition to proposed competitive bids.

8. Chemical Leaman reserves the right to re-negotiate current transportation price levels should any changes to the operating parameters, as outlined in
Section I, significantly alter costs such as changes in equipment or driver levels, trailer types, on-site personnel staffing, loading hours, unloading hours, equipment accessorial requirements, tank cleaning requirements or Dow terminal site location. Chemical Leaman shall provide written documentation supporting increased operating costs due to changes in the operating parameters as outlined above and in Section I.

9. Chemical Leaman reserves the right to increase transportation price levels up to Five Percent (5%) under conditions outlined in item 8. Should Chemical Leaman require an increase greater than 5%, Dow Chemical reserves the right to re-bid the Bayonne, NJ business. Should Dow Chemical receive Three (3) or more competitive bids at least five percent (5%) below Chemical Leaman proposed pricing, Chemical Leaman agrees to revoke the take or pay provisions as outlined in item 1. Should Dow Chemical not receive Three (3) or more competitive bids at least Five Percent (5%) below Chemical Leaman proposed pricing, Chemical Leaman shall retain the business at Bayonne, NJ.

                                                     Page: I-3(B) Date 10/01/96
                                                     Dow:
                                                     CLEA:


                                   APPENDIX I

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                     BAYONNE


          Section I: Operations Parameters: Dow Chemical @ Bayonne, NJ

A/ Chemical Leaman will provide dedicated trailers for solvent and food grade products.

B/   Solvent trailers shall have stainless steel pumps mounted on each trailer.

C/   Chemical Leaman will provide on-site management personnel.

D/ Dow will provide the use of 2 offices at the Bayonne terminal for Chemical Leaman personnel.

E/ Chemical Leaman will assume responsibility for order processing on October 14, 1996.

F/ Chemical Leaman will transition business in twenty five percent (25%) segments to be completed with one-hundred percent (100%) business control one hundred fifty (150) days from the October 14, 1996 start.

G/ Loading hours at Dow-Powell/Dufferin will commence 0200 hours Mondays and continue 24 hours through 1900 hours Friday of each week.

H/ Chemical Leaman will be expected to perform at a ninety-eight percent (98%) on time delivery level by January 14, 1997.

I/ Chemical Leaman will determine, through coordination with Powell Dufferin, specific order load times. Return loading during PM hours are based on first come first served.

J/   All trailers tendered for loading will be subject to vacuum testing.

K/ All food grade trailers tendered for loading will be subject to a white glove test for contaminants.

L/ Dow Chemical will tender orders directly to Chemical Leaman Tank Lines for processing and driver dispatch.

M/ Chemical Leaman will arrange for all Food Grade trailers to be Koshered. Dow Chemical agrees to pay actual cost for the kosher process.

N/ Chemical Leaman will NOT mix food grade and chemical products on the same trailer.

O/ Chemical Leaman will not allow any brokered carrier to mix food grade and chemica1 products on the same trailer.

P/ Chemical Leaman will route via the least congested route exiting the Bayonne, NJ terminal. Toll charges may vary, depending on the route which will be based on area construction projects and the related impact on traffic conditions.

Q/ Chemical Leaman agrees to broker with only Dow core and/or approved carriers.

R/ Chemical Leaman and Dow will conduct quarterly service reviews at the Bayonne terminal. Dates and times to be arranged as needed.

S/ When multiple stop deliveries are required, a stop in-transit charge of $45.00 per stop shall be added to the transportation bill. Detention free time of two (2) hours shall be applied to the ENTIRE routing/delivery process on multiple stop deliveries, with unloading hours above and beyond the total two (2) free hours to be billed to Dow Chemical at a rate of $22.50 per half hour, or fraction thereof.

                                              Page: II-2(B) Rev 1 Date 02/25/97
                                              Dow:
                                              CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


Item 100            01:0100L          01:0200L (Food Grade)
--------
Origin              Bayonne, NJ
Destination:        Points in U.S.
Commodity:          Liquid Commodities in Dedlcated MC-307 Single and
                    Multi-Compartment Trailers.

                    Miles                   Rate/Shipment
                    -----                   -------------

                      0 - 50                $340
                     51 - 75                $390
                     76 - 100               $480
                    101 - 125               $525
                    126 - 150               $575
                    151 - 175               $625
                    176 - 200               $700
                    201 - 225               $750
                    226 - 250               $825
                    251 - 275               $875
                    276 - 300               $925
                    301 & Over              $3.10/loaded mile

(NEW)
Item 200
--------
Origin:             Bayonne, NJ
Commodity:          Liquid Hazardous Materials in Dedicated MC-307 Single
                    Compartment Trailers.

                    Destination             Rate/Shipment
                    -----------             -------------
01:0101L            Kings Point, VA         $1,380
01:0102L            McKees Rocks, PA         1,531
01:0103L            Neville Island, PA       1,361
01:0104L            Pittsburgh, PA           1,414
01:0105L            Portsmouth, VA           1,398
01:0106L            Rochester, PA            1,457
01:0107L            Saegertown, PA           1,482

                                                   Page: II-1(B) Date 10/01/96
                                                   Dow:
                                                   CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                     BAYONNE

RULES: Except as otherwise specifically provided, Appendix I.

ACCESSORIAL CHARGES:       All accessorial charges not specifically covered by
                           Dow Master Contract to be billed per CLEA 100 series.

HIGHWAY TOLL CHARGES:      Actual cost. TL1-AC (Aite)

PUMP/COMPRESSOR CHARGES;   Included in rate. PML, PMU, CMU-IR (AiTE)

DETENTION FREE TIME:       2 hours for loading; 2 hours for unloading.
                           LOA, UNL (AiTE)

EXCESS DETENTION CHARGES   $22.50 per half hour, or fraction thereof.

TANK CLEANING CHARGES:     Glycerine USP, Glycols: $155, when cleaned.             |
                           Solvents; Flush, Steam & Dry: $158, when cleaned.       | TCLN
                           Liquid Commodities; Caustic Water: $181, when cleaned.  | SCREEN
                           Food Grade Products: Actual cost, when cleaned.         |
        Multi-Compartment Trailers: $22.50/compartment greater than one)
                                     (ACON)

                                                    Page: II-2(B) Date 10/01/96
                                                    Dow:
                                                    CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


Item 100            01:0100L         01:0200L (Food Grade Products)
--------
Origin:             Bayonne, NJ
Destination:        Points in U.S.
Commodity:          Liquid Commodities in Dedicated MC-307 Single and
                    Multi-Compartment Trailers.

                    Miles                Rate/Shipment
                    -----                -------------
                      0 -  50            $340
                     51 -  75            $390
                     76 - 100            $480
                    101 - 125            $525
                    126 - 150            $575
                    151 - 175            $625
                    176 - 200            $700
                    201 - 225            $750
                    226 - 250            $825
                    251 - 275            $875
                    276 - 300            $925
                    301 & Over           $3.10/1oaded mile

                                                  Page: II-1(L/M) Date 06/17/96
                                                  Dow:
                                                  CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND


Item 100            50:5000L
--------
Origin:             Louisville, KY
Destination:        Lockland, OH and Middletown OH
Equipment:          Multi-compartment trailer
Rate:               $1.30/dead head mile

                                                  Page: II-1(MID) Date 06/17/96
                                                  Dow:
                                                  CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND


Item 100            03:0322L
--------
Origin:             Points in U.S. excluding Michigan
Destination:        Midland, MI and Bay City, MI
Commodity:          Liquid Commodities in MC-307 trailer
                    (reloadable 2/1 type only)
Rate:               $1.75/loaded mile

Item 200            01:2009L
--------
Origin:             Bay Minette, AL
Destination:        Midland, MI
Commodity:          Liquid Chemicals in shipper-owned container on carrier
                    provided chassis
Rate:               $3,282/shipment
                    No allowance for use of shipper-provided chassis.

                                                  Page: II-1(MIS) Date 06/17/96
                                                  Dow:
                                                  CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND


Item 100
--------
Origin:             Points in Texas
Commodity:          General Chemicals in stainless steel single compartment
                    trailers in non-dedicated, reloadable service.

                    Destination                                      Rate/Mile
                    -----------                                      ----------
04:4500L            CT, DE, GA, IL, IN, KY, MA MD, MI (Except          $2.26
                    Midland), NC, NJ, NY, OH, PA, RI, SC, VA,
                    WV, ON and PQ

04:0400L            Canada except ON and PQ                             3.00

04:4505L            AL, MS, MO, TN                                      2.58

04:4510L            CA                                                  2.60

04:4525L            LA                                                  2.14

04:4515L            All other states except TX and as                   2.81
                    otherwise provided herein.

Item 200            04 4590L
--------
Origin:             Points in Texas
Destination:        Points in U.S. (except Texas) and Canada
Commodity:          Liquid Commodities transported in multi-compartment trailer.
Rate:               $2.85/loaded mile

                                            Page: II-2(MIS) Rev 1 Date 12/13/96
                                            Dow:
                                            CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND


  Item 300          01:0005L
  --------
o Origin:           Between Midland, MI and Bay City, MI and Harbor Beach, MI
  Destination:      and Points in the U.S. (except Ml, AK, HI) and Canada
  Commodity:        LIQUID AND DRY CHEMICALS (not specified in Item 200)
                    transported in single compartment, non-reloadable or multi-compartment trailers.

                       Miles             Rate/Loaded Mile
                       -----             ----------------
                       0 - 100               $2.85
                     101 - 200                2.69
                     201 - 400                3.05
                     401 - 800                3.10
                     801 - 1000               2.93
                    1001 - Over               3.00

  Cleaning:         Rate of $19O/load on Intrastate Michigan moves of latex
                    liquid only.

  Item 400          01:0270L
  --------
  Origin:           Channahon, IL
  Destination:      Points in the U.S. and Ontario
  Commodity:        Liquid Commodities transported in multi-compartment MC-307 trailer
  Rate:             $3.05/loaded mile

  Item 500          01:0280L
  --------
  Origin:           Channahon, IL
  Destination:      Points in Manitoba, Alberta Quebec, British Columbia,
                    Saskatchewan and New Brunswick
  Commodity:        Liquid Commodities transported in multi-compartment MC-307 trailer
  Rate:             $3.18/loaded mile

o Denotes Change

                                                 Page: II-3(MIS) Date: 06/17/96
                                                 Dow:
                                                 CLEA:


                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

  Item 600
  --------

  Origin:       Channahon, IL
  Commodity:    Liquid Commodities transported in MC-307 single compartment trailers
                                                                      Rate Per
                Destination                                          Loaded Mile
                -----------                                          -----------
  01:0125L      LA                                                     $ 1.80

                AL, DC, DE, FL, IN, KY,               MILES
  01:0130L      MD, ME, MI, MS, NC, NH,             10 - 150             3.00
                SC, VT, VA                         151 & Over            2.60

  01:0272L      OH                                                       2.25

  01:0273L      OH (Counties of: Meigs, Gallia, Lawrence, Scioto,        2.60
                Pike, Jackson and Vinton

  01:0183L      CT, MA, PA, NJ, NY, RI, WV, Ontario                      2.10

  01:0184L      TN                                                       2.60

  01:0185L      Tildale, GA (Dalton,GA)                                  1.75

  01:0186L      GA (all other points)                                    2.25

  01:0187L      TX (Counties of: Brazoria, Chambers, Ft. Bend,           1.75
                Galveston, Harris, Jefferson and Montgomery)

  01 2090L      TX (Dallas and Tarrant counties)                         2.25

  01:0188L      TX (all other points)                                    2.50

  01:0132L      Points in US including Illinois in continuation of       2.85
                an interstate move

  01:0271L      Points in Manitoba, Alberta, Quebec, British             3.00
                Columbia, Saskatchewan and New Brunswick

                                                 Page: II-1(MUS) Date: 09/01/96
                                                 Dow:
                                                 CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

  Item 100      03:0326L
  --------
  Origin:       Delaware City, DE
  Destination:  Muskegon, MI
  Commodity:    Liquid Commodities in MC-307 trailer
  Rate:         $2.05/loaded mile
                This rate applies only on inbound shipments for Dow.
  Cleaning:     $125 when cleaned. TCL (AiTE)

                                                 Page: II-1(MX) Date: 06/17/96
                                                 Dow:
                                                 CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

  Item 100      04:4521L
  --------
  Origin:       Points in Texas
  Destination:  Points in Mexico
  Commodity:    Liquid Commodities
  Rate:         $3.00/loaded mile
                On shipments to Mexico to be transported via the international boundary at any point in Texas, an extra charge of $200/round trip crossing will be applicable in addition to all other charges.

                                                 Page: II-1(PITT) Date: 06/17/96
                                                 Dow:
                                                 CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

  Item 100
  --------

  Destination:  Pittsburg, CA
  Commodity:    Liquid Chemicals transported in single compartment MC-307
                trailer

               Origin:                                                 Rate/Mile
               -------                                                 ---------
  22:2200L     LA, MS, TX                                               $ 2.05
  22:2201L     AL, CT, DE, GA, IL, KY, MD, MI, NC, NJ, PA, SC             2.10
  22:2202L     MA, NY, RI, TN, VA                                         2.20
  22:2203L     AR, FL, IN, NH, VT, WI, WV                                 2.40
  22:2204L     ME, MO                                                     2.60
  22:2205L     MN, IA                                                     2.80
  22:2206L     CO, KS, MT, ND, NE, NM, SD, WY                             3.25
  22 2207L     AZ, ID, OR, UT, WA                                         3.30
  22:2208L     NV                                                         3.45

                                                 Page: II-1(SAR) Date: 06/17/96
                                                 Dow:
                                                 CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------

  Item 100      01:0900L
  --------

  Origin:       Charleston, SC
  Destination:  Sarnia, ON
  Commodity:    Liquid Commodities in MC-307 single compartment, reloadable trailers
  Rate:         $1.75/loaded mile

                                                 Page: II-1(TIL) Date: 06/17/96
                                                 Dow:
                                                 CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND

  Item 100      01:0290L
  --------

  Origin:       Points in the U.S.
  Destination:  Tildale, GA
  Commodity:    Liquid Commodities in single compartment MC-307 trailer
  Rate:         $1.75/loaded mile

                                                 Page: SAC-1(IB) Date: 06/17/96
                                                 Dow:
                                                 CLEA:


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    IN BOUND
                                    --------


                  PROVISION (NO.)                                                  CHARGE
---------------------------------------------------   -------------------------------------------------------------
Detention (4)                                         Net debits under an averaging agreement for
                                                      loading and unloading detention billed at $45/hour
                                                      on a quarterly basis. LOA, UNL (ACON)

Cancelled Vehicle (5)                                 $140. XLD (ACON)

Diversion/Reconsignment (6)                           $35. REC (ACON)

Rejected Shipments (8)                                50% Of outbound line haul rates; minimum of $165
                                                      and minimum of $1.30/mile. REJ

Spotting for Line Haul Movements (9)                  $110 Each 24 hour period or fraction thereof.  SPL, SPU (ACON)
                                                      Tractor only: $1.41/mile; $65 minimum.  DHU, DHL (ACON)

Spotting for Storage (9)                              Determined by local contract terms and charges as
                                                      listed in Appendix II.

Sunday and Holidays (10)                              $195. PRE $.00 $195.00 min. (ACON) TRFI min & max $195.00

Stop-off Intransit (11)                               $45. STO (ACON)

Weighing Vehicles (12)                                $20. SCL, SCU (ACON)

Accessorial and Emergency Service (13)                Sunday and Holidays: 01:8905L
                                                         $45 each hour; 8 hours minimum. UN #608402
                                                      All other days: 01:8906L
                                                         $45 each hour; 4 hours minimum. UN #608401

Assistance from or Evacuation of                      $5 For each 15 minute period or fraction thereof will
Power Vehicle by Second Driver:                       be assessed if second driver is required to assist in
Loading/Unloading (13A)                               loading/unloading or evacuation from his unit. XML, XMU AON

Tank Cleaning and Heel Disposal (14)                  A. $125 Standard products. (ACON)
                                                      B. $190 (See Attachment A) TCLN Screen
                                                      C. $500 (See Attachment A) TCLN Screen
                                                      D. Determined by local contract terms and charges
                                                         as listed in Appendix II.


                                                 Page: SAC-2(IB) Date: 06/17/96
                                                 Dow:
                                                 CLEA:


                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


                  PROVISION (NO.)                                                     CHARGE
--------------------------------------------------------        ----------------------------------------------------
Special Equipment and Service (15)                              A. $90 For compartmented trailers. CTC (ACON).00

                                                                B. $45 Heating-in-transit (tractor only).
                                                                   $85 Heating-in transit (tractor and trailer).

                                                                C. Heating Service:
                                                                   Note A    Note B
                                                                   ------    ------
                                                                   $45        $11   Weekdays (excluding holidays).
                                                                   $55        $13   Saturdays.
                                                                   $65        $17   Sundays and holidays.

                                                                   Note A:  Applies for the first hour or fraction
                                                                            thereof.

                                                                   Note B:  Applies for each additional fifteen
                                                                            minutes or fraction thereof.

Overnight and Weekend Layovers (16)                             $200 single driver   -   overnight
                                                                $275 sleeper team    -   overnight
                                                                $600 single driver   -   weekend
                                                                $1,760 sleeper team  -   weekend

If inbound line haul charges are rated from another shipper's contract, Dow contract accessorial charges will apply (17)

                                                 Page: SAC-3(IB) Date: 06/17/96
                                                 Dow:
                                                 CLEA:


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                  Attachment A


                   CATEGORY                                             PRODUCTS
-----------------------------------------------    ----------------------------------------------------
A. STANDARD CLEANING                               ALL PRODUCTS NOT OTHERWISE SPECIFICALLY
   $125 PER CLEANING                               LISTED IN CATEGORIES B, C, OR D.

B. HARD TO CLEAN                                   2-4-D ACID BUTYL ESTER
   $190 PER CLEANING                               2-4-D ACID ISOOCTYL ESTER
                                                   2-4-D BUTOXYETHYL ESTER
                                                   2-4-D DIETHANOLAMINE SALT 5
                                                   2-4-D ISOPROPYLAMINE SALTS
                                                   2-4-D MCPP INTERMEDIATE 4851A
                                                   2-4-D TEA-4
                                                   2-4-D TRIISOPROPAL AMINE SALT
                                                   2-4-D ISOOCTYL ALCOHOL
                                                   2-4-D ISOOCTYL D
                                                   DOW DMA-6 SEQUESTERED
                                                   DOW DMA-6 UNSEQUESTERED
                                                   EPOXY RESINS
                                                   ESTERON 99 CONCENTRATE 24-D
                                                   HAZARDOUS WASTE, LIQUID
                                                   SYNTHETIC LATEX/LIQUID RUBBER
                                                   TELONE*

                                                   (2-4-D IS AN ABBREVIATION FOR 2-4-DICHLORO
                                                   PHENOXY ACETIC ACID)

C. DIFFICULT TO CLEAN                              DICHLOROTETRAFLUOROPYRIDINE
   $500 PER CLEANING                                 (DCTFP)
                                                   PHENOL

D. EXCEPTIONS                                      PRODUCTS TO BE DETERMINED BY LOCAL
                                                   CONTRACT TERMS AND CHARGES WILL BE
                                                   LISTED SEPARATELY IN APPENDIX II.

*TRADEMARK OF THE DOW CHEMICAL COMPANY

                                                 Page: AIII-1 Rev 3 Date: 4/1/96
                                                 Dow:
                                                 CLEA:


                                    APPENDIX III
                                    ------------

                   MEASUREMENT PROGRAM FOR QUALITY PERFORMANCE
                   -------------------------------------------

Carrier and Shipper mutually agree to review Carrier's service performance at the end of each calendar quarter of the term of this Agreement. For the purpose of this performance incentive, a service failure is defined as any carrier-related non-conformance reported via the Dow North America Quarterly Carrier Performance Summary shown below.

Carrier's service performance shall be calculated as the total number of Carrier controllable failures in the immediately preceding quarter divided by the total number of carrier loads in that quarter, multiplied by 100 to convert to a percentage. This result will then be subtracted from 100 to arrive at the Carrier's quarterly performance rating.

Incentives and penalties will be calculated as a percentage of the total linehaul charges for the quarter for which the quarterly performance rating is calculated. Incentives and penalties will be paid within forty-five (45) days of the end of said quarter. Incentives and penalties will be calculated using the scale shown below. Maximum incentive or penalty shall be $25,000 per quarter.

            Performance Level                Incentive/(Penalty
            -----------------                ------------------
            greater than 98.5%                       1%
                  95-98%                             0%
              less than 95%                         (1%)

o To be eligible for the performance award pay-out, carrier safety performance must be 0.25 incidents/1,000 shipments or less.

o  Denotes Change

                                                 Page: AIV-1 Rev 2 Date: 9/30/96
                                                 -------------------------------
                                                 Dow:
                                                 -------------------------------
                                                 CLEA:
                                                 -------------------------------



                                  APPENDIX IV

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

     We hereby agree to pay a fuel surcharge of 2% added to the total line-haul charge effective September 30. 1996, until further notice.

     This supersedes all other fuel surcharge provisions in effect prior to September 30, 1996.











THE DOW CHEMICAL COMPANY                   CHEMICAL LEAMAN TANK LINES, INC.
/s/ ___________________________            /s/ ___________________________
Name: Michael W. Humphreys                 NAME: _________________________
TITLE: Supply Manager                      TITLE: ________________________
DATE: _________________________            DATE: _________________________

                                   EXHIBIT 1

                                TEXAS OPERATIONS
                      CARRIER SELF-INSPECTION PROCEDURE FOR
                       ACCEPTANCE AS PARTICIPATING CARRIER

PURPOSE:

The purpose of this document is to describe the criteria necessary for a carrier to participate in Texas Truck Operations Carrier Self-Inspection program.

PROCEDURE:

1. Any carriers wanting to inspect their own trailers will have to demonstrate a trailer acceptance rate of at least 99.3% for a period of 12 months.

2. The Terminal Manager has to specify specific people to be certified as Dow Qualified Inspector.

3. The carrier has to provide Truck Operations a written copy of their inspection procedure which outlines their inspection process.

4. Truck Operations audits the carrier's terminal facility for the purpose of standardizing the inspection process. The Terminal Manager documents the audit.

5. The carrier's candidates for Dow Qualified Inspectors will successfully inspect ten (10) trucks at the Tank Truck Control Center to the satisfaction of the Truck Operations specialist.

6. The Terminal Manager agrees to have enough Dow Qualified Inspectors by the day of implementation.

7. Beginning on the day of implementation, the carrier's trailers will be randomly inspected at a rate of one (1) per day for two (2) weeks.

8. If a trailer is rejected, the Terminal Manager is responsible for conducting a Root Cause Analysis Investigation on the rejection and reporting the results to Dow Truck Operations.

o Denotes Change

                                                  Page: V-1 Rev 1 Date: 11/3/95
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


                                  APPENDIX IV

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Carrier will follow the Texas Operations Carrier Self-Inspection Procedures for Acceptance (Exhibit 1) on any shipments tendered by Dow's Freeport, Texas facility.

1. If a contamination occurs, root cause analysis will be done to determine the cause of the contamination. A contamination will be described as the introduction of any foreign substance into the material or the material does not meet Dow production specifications.

2. If the root cause analysis determines the contamination was due to carrier error or negligence, carrier will be liable for the total cost of the product as determined by Dow's invoice. If Dow elects to reprocess the product, carrier will be responsible for all reprocessing costs.

o3. If the contaminated material caused by carrier's negligence or error has been introduced into the customer's production, carrier will be liable for customer's down time and cleaning customer's storage tank if the customer requests restitution.

4. Carrier will also be responsible for any emergency freight if the contamination was due to carrier error or negligence.

THE DOW CHEMICAL COMPANY                    CHEMICAL LEAMAN TANK LINES, INC.

/s/______________________                   /s/ ___________________________
Name: M. W. Humphreys                       Name: _________________________
Title: Purchasing Agent                     Title: ________________________
Date: ___________________                   Date: _________________________

o Denotes Change

                                                     Page: AV-1 Date: 03/14/97
                                                     --------------------------
                                                     Dow:
                                                     --------------------------
                                                     CLEA:
                                                     --------------------------


                                   APPENDIX V

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

For all shipments rated under this Agreement, no claims for overcharges or undercharges will be made by either party after one (1) year from date of shipment.








THE DOW CHEMICAL COMPANY                     CHEMICAL LEAMAN TANK LINES, INC.
/s/ _________________________                /s/ _____________________________
Name: Michael W. Humphreys                   NAME: George E. Ciarlone
TITLE: Supply Manager                        TITLE: Manager - Cost Analysis
DATE: _______________________                DATE: April 18. 1997

                                                  Page: AI-1 Rev 2 Date: 6/17/96
                                                  -----------------------------
                                                  Dow:
                                                  -----------------------------
                                                  CLEA:
                                                  -----------------------------

                                   APPENDIX I

                                      BULK

ADDITIONAL CONTRACT PROVISIONS

1. COMMON CARRIER SERVICE NOT EXCLUDED

The normal operations of Carrier as a motor Common Carrier shall not be affected by this Contract, nor shall Carrier be precluded from performing transportation services for Dow as a Common Carrier in connection with transportation services outside the scope of this Contract.

2. COMPUTATION OF MILEAGE

Distances between all points shall be based upon Rand McNally MILEMAKER System as determined from the Household Goods Carriers' Bureau Milage Guide No. 14 or reissues thereof.

3. CONDITION OF TANKS TENDERED FOR LOADING

Carrier will supply "clean, dry, and free of contaminating odor" tank equipment of the type needed for the product involved. Pumps and hoses must be free of contaminants, and hose ends (when not in use) must be protected from contamination.

o 4. DETENTION

(a) Except as otherwise more specifically provided for in Appendix II of this Contract, no free time will be allowed for loading at any Dow or Dow designated location and no free time will be allowed for unloading at any consignee's location.

(b)  Paragraphs not brought forward

(f)  are hereby canceled Effective: 06-17-96

o Denotes Change

                                                   Page: AI-2 Rev 1 Date: 9/1/95
                                                   -----------------------------
                                                   Dow:
                                                   -----------------------------
                                                   CLEA:
                                                   -----------------------------


5. CANCELLED VEHICLES

Except as otherwise provided (see Exception), when a tractor-trailer unit is ordered by Dow and such order is subsequently cancelled or postponed by Dow after the vehicle has been dispatched from the Carrier's terminal, the charges in the S.A.C. will apply. In addition, the terms of Provision No. 4 will apply, except that no time without charge shall be allowed.

Exception:  When the vehicle ordered is subsequently cancelled for the shipment of the commodity for which it was specifically ordered, but such vehicle is used in the shipment of the same commodity to a different destination, or is used in a shipment of a different commodity to the same destination or a different destination, the terms of this Provision will not apply if the vehicle, as presented, is acceptable for loading without cleaning, and if the vehicle is of an acceptable capacity to Dow. Furthermore, if cancellation is communicated to Carrier more than four hours prior to scheduled departure, this Provision does not apply.

6. DIVERSION OR RECONSIGNMENT

Shipments moving on rates named in this Contract may be diverted or reconsigned in transit or at billed destination, subject to the following conditions:

o Denotes Change

                                                  Page: AI-3 Rev 1 Date: 9/1/95
                                                  -----------------------------
                                                  Dow:
                                                  -----------------------------
                                                  CLEA:
                                                  -----------------------------


(a) The term "Diversion or Reconsignment" means a change in the name of consignee and/or destination of the entire shipment, or any other instructions given to the Carrier requiring an addition to, or change in, billing necessary to effect delivery or involving an additional movement of equipment.

(b) On shipments diverted or reconsigned to a place of unloading within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rate from point of origin to destination will apply, in addition to the charge provided in the S.A.C.

(c) On a shipment diverted or reconsigned to a place of unloading not within the corporate limits of the municipality to which the shipment was originally consigned, the applicable rates (see Exception) shall be determined from mileage tables herein based on the mileage from point of origin to final destination over the route of actual movement as per Dows' instruction computed in accordance with Provision No. 2, and will apply in addition to the charges provided in the S.A.C.

     Exception: When point of diversion or reconsignment is on the most direct highway route and is intermediate to the final destination, the rate to the final destination will apply.

(d) On such movements, freight charges will be computed on the actual loaded movement miles.

(e) The charge, (see S.A.C.) for each diversion or reconsignment, is in addition to all other applicable charges. This charge will be billed to company requesting diversion or reconsignment.

(f) Time consumed in waiting for orders under this provision will be considered part of unloading time, and detention charges will be assessed as provided in Provision No. 4 above, if time without charge has elapsed.

(g) A request for diversion or reconsignment must be made or confirmed in writing by the shipper. (Preferably with an amended bill of lading or shipping notice being presented to the Carrier.)

o Denotes Change

                                                  Page: AI-4 Rev 1 Date: 9/1/95
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


7. HOSE

When hose is required or requested to effect either pickup or delivery, or both, of a single shipment, then either a two, three, or four inch inside diameter hose length(s) will be provided. All hoses will be provided without charge.

8. REJECTED SHIPMENTS

If, for any reason not ascribable to the Carrier or its personnel, a shipment is rejected by the consignee at destination, notification to Dow shall be given in writing, telephone, or telegraph, requesting disposition.

The charges to be applied on such rejected, returned shipments shall be in accordance with the S.A.C. as applied to the outbound shipment rates as published from the original point of origin to the original point of destination on the date of the returned shipment and shall be based on the actual weight of the product returned. Time consumed waiting for orders under this provision will be considered as part of unloading time, and detention charges will be assessed in accordance with Provision No. 4.

9. SPOTTING NON-POOLED SEMI-TRAILERS FOR LINE HAUL MOVEMENTS OR STORAGE

(a) Except as otherwise provided, when, for Dow's convenience, Carrier is requested or required to place and leave a single semi-tank trailer on the premises of Dow, or any other practical site they may designate for the purpose of loading or unloading for a line haul movement a charge in accordance with the S.A.C. for each 24 hour period or fraction thereof will apply.

(b) An allowance of one (1) hour without charge for spotting and one (1) hour without charge for pickup will be allowed (see Provision No. 4).

(c) When, in connection with such spotting, it becomes necessary to move tractor(s) without semi-trailers, the charges in the S.A.C. will apply covering the movement of such tractor(s) for the miles travelled from and the miles travelled to return to the carriers terminal from which the tractor(s) was(were) dispatched.

(d) When spotting is for the purpose of storage, the conditions and charges will be negotiated on a local basis and shown in Appendix II for that site location.

o Denotes Change

                                                  Page: AI-5 Rev 1 Date:
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


(e) Carrier agrees that Dow may move Carrier's trailers within Dow's premises; however, Dow will be responsible for any damage incurred to trailers during such movement.

(f) Dow will be liable for tank cleaning charge as provided in the S.A.C., if applicable, when trailer is released from spotting.

10. SUNDAY AND HOLIDAY SHIPMENTS

If Carrier is required by Dow to load, pick-up, unload, or actually deliver on a Sunday or Holiday, the charge in the SAC will apply on a per unit basis.

The intent is to compensate Carrier for "call-out" of local drivers to perform this work. The charge does not apply if the shipment is enroute over a Sunday or Holiday, but is loaded or unloaded (picked up or delivered) on any other day.

The term "holiday" is hereby defined to include the following days or the day on which they are celebrated:

New Year's Day           Independence Day    Thanksgiving Day
Good Friday              Labor Day           Christmas Day
Memorial Day

Carrier reserves the right to perform service on Sundays and Holidays (not requested, but consented to, by shipper upon Carrier's request) for operating reasons, in which case extra charges herein do not apply.

11. STOP-OFF IN TRANSIT TO COMPLETE LOADING AND/OR FOR PARTIAL DELIVERY

(a) Except as otherwise provided, shipments may be stopped in transit to complete loading and/or partial delivery.

(b) A shipment loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, shall be considered as being stopped in transit to complete loading and/or partial delivery under the conditions of this provision.

(c) A shipment stopped in transit for partial delivery may be delivered to two or more consignees within the corporate limits of a single destination or may be delivered to two or more consignees at two or more destinations.

o Denotes Change

                                                  Page: AI-6  Rev 1 Date: 9/1/95
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


(d) To determine the mileage on shipments loaded at two or more places within the corporate limits of a single point of origin and/or delivered to two or more places within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this provision.

(e) To determine the mileage on shipments loaded at two or more places which are not all within the corporate limits of a single point and/or delivered to two or more places which are not all within the corporate limits of a single destination, except as otherwise provided, see paragraph (f) of this Provision.

(f) To determine the applicable mileages for shipments made in paragraphs (d) and (e) of this provision, the Rand McNally MILEMAKER will apply and shall start at the point of loading and include the miles travelled by the vehicle via all stop-in-transit points to final destination or to the point at which the vehicle discharges the last portion of its cargo. Mileages so computed shall be used to determine the applicable rate for the entire shipment and shall apply on the number of gallons or pounds of commodity loaded at origin, subject to the minimums provided herein.

(g) In addition to all other lawful charges, an additional stop-off charge, as stated in the S.A.C., will apply. Such charge shall not be assessed at the origin or final destination.

(h) Aggregate total loading or unloading times will be charged for in accordance with Provision No. 4.

12. WEIGHING VEHICLES

Unless otherwise provided, freight charges shall, at Dow's option, be based on one of the following methods of weight determination:

(a) The description of the commodity and the weight of the shipment shall be shown by Dow on the shipping order or bill of lading.

(b) Dow shall show on shipping order or bill of lading the specific gravity at temperature loaded.

(c) Dow shall show on shipping order or bill of lading the weight per gallon at temperature loaded.


o Denotes Change

                                                  Page: AI-7 Rev 1 Date: 9/1/95
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


(d) The party which requests independent weighing of a shipment should pay weighing charge and all ensuing charges related to time and distance.

In the absence of election of one of the foregoing methods, where a vehicle is weighed on public scale at the request of Dow or consignee, a charge (see the S.A.C.) shall be assessed for each weighing in addition to all other lawful charges.

Time consumed in weighing vehicle, before or after loading, or both, at the point of shipment, shall be considered as part of time for loading and subject to charges set forth in Provision No. 4.

Time consumed in weighing vehicle, before or after unloading, or both, at the point of destination, shall be considered as time for unloading and subject to charges and other provisions as set forth in Provision No. 4.

Carrier shall provide Dow and/or consignee with a calibration chart for the trailer utilized.

13. ACCESSORIAL AND EMERGENCY SERVICES

Accessorial and emergency service will be provided, if practicable, and such service charges shall be in accordance with the S.A.C.

On Sundays and Holidays, time shall begin when Carrier's equipment leaves Carrier's terminal and continue until equipment is returned to the Carrier's terminal from which dispatched. Weekdays time will be computed Dow gate to gate. Any delay directly attributable to the Carrier will be subtracted from the total time. Time of equipment departure and arrival at the terminal will be indicated on the bill of lading or freight bill for each shipment.

13A. ASSISTANCE FROM OR EVACUATION OF POWER VEHICLE BY SECOND DRIVER - LOADING/UNLOADING

When a two-person sleeper team is required to handle a shipment and Dow or the consignee requires the second person to assist in loading and/or unloading or to evacuate the power vehicle a charge (see the S.A.C.) will apply. Time to be computed from the time the Carrier's equipment arrives at the loading or unloading gate until the time the Carrier's equipment departs from the loading or unloading gate.


o Denotes Change

                                                  Page: AI-8 Rev 1 Date: 9/1/95
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


Charges set forth in the S.A.C. will be in addition to all other applicable charges and shall be paid by the party requesting this service.

14. TANK CLEANING AND HEEL DISPOSAL

When Carrier is requested to furnish a trailer for the transportation of products, which, because of its inherent nature requires cleaning and waste disposal before the trailer can be returned to service, the charges set forth in the S.A.C. will apply on the initial loading. These charges are in addition to all other lawful charges assessed against the shipment.

Charges shall not be made on subsequent loading of the same trailer so long as said trailer remains continuously in the exclusive use of the same consignor, unless such consignor requests that the trailer be cleaned after delivery of any of these loadings, in which case the applicable additional charges shall be applied on the next loading of these products following such requested cleaning.

When two or more products are shipped at one time in a compartmented trailer, the applicable cleaning charge will be the highest applicable charge on any product in the trailer.

15. SPECIAL EQUIPMENT AND SERVICE

When special equipment as listed below is required or requested by the consignor or consignee prior to movement of the shipment, such equipment, if available, will be furnished by Carrier subject to charges in the S.A.C. Air Blowers, Air Compressors, Air Dryers, Nozzles, and Pumps will be provided, as requested, without charge.

(a)  Compartmented Trailers.

(b) Heating-in-transit Service: Except as otherwise provided, Carrier will, upon request of consignor or consignee, furnish, if available, a trailer and/or tractor equipped with a controlled heating-in-transit system subject to the charges in the S.A.C.

(c) Heating Service: When, upon request, of consignor or consignee, a shipment is stopped in transit for the purpose of heating the lading by steam or any other means, the charges in the S.A.C. will apply.


o Denotes Change

                                                  Page: AI-9 Rev 1 Date: 9/1/95
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


Carrier will apply heat for the length of time prescribed by the consignor or consignee. Heating time will be deemed to start at the time heat is applied to the lading and shall end when the heat is removed.

It shall be the responsibility of the consignor or consignee to make arrangements for the use of steam and other heating facilities at its own expense, although Carrier will, if requested, attempt to locate such facilities and make arrangements for their use provided, however, that the consignor or consignee shall agree to be responsible for any expense incurred for the use of such facilities.

Time consumed by heating at consignor's site of pick up and/or consignee's site of delivery shall be considered as loading and/or unloading time and shall be charged for as provided in Provision No. 4.

All charges set forth in this provision shall be in addition to all other lawful charges assessed against the shipment.

16. OVERNIGHT AND WEEKEND LAYOVER

OVERNIGHT

(a) When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a day between Monday and Friday, inclusive or on Saturday or Sunday if so requested by Dow or consignee, and Dow or consignee cannot complete loading and/or unloading on the date of arrival, the time the vehicle is detained between 8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged for according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained until 8:00 a.m. the following morning at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. until 8:00 a.m. the following morning and in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for each overnight layover will apply.

     If the vehicle (tractor and/or trailer) is further detained, charges outlined above or in paragraph (b) below, as applicable, will be the same as if the vehicle had just arrived, except that no time without charge as provided for in the terms of Provision No. 4 will apply.


o Denotes Change

                                                  Page: AI-10 Rev 1 Date: 9/1/95
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


WEEKEND LAYOVERS

(b) When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination between 8:00 a.m. and 5:00 p.m. on a Friday, and Dow or consignee cannot complete loading and/or unloading on the day of arrival, the time the vehicle is detained between 8:00 a.m. and 5:00 p.m., or the time the driver is released if later than 5:00 p.m., will be charged according to the terms of Provision No. 4. If the vehicle (tractor and/or trailer) is detained over the weekend until 8:00 a.m. Monday at such point, or in the vicinity thereof, and the driver is not required to remain on duty, the terms of Provision No. 4 will not apply from 5:00 p.m. on Friday, or the time the driver was released if later than 5:00 p.m. until 8:00 a.m. Monday morning and, in lieu thereof, the charges in the S.A.C. for Single Driver or Sleeper Team for such weekend layover will apply.

     If the vehicle (tractor and/or trailer) is further detained, charges outlined in paragraph (a) will apply the same as if the vehicle had just arrived, except that time without charge as provided for in Provision No. 4 will apply.

When Carrier's vehicle arrives at point of loading, unloading, stop-off and/or final destination at a time other than between 8:00 a.m. and 5:00 p.m. and, when due to compliance with Dow and/or consignee instructions, a layover is required to complete loading and/or unloading, charges for detention time after 5:00 p.m. as provided in paragraph (a) and (b) above, whichever applies will be applicable.

17. SERVICE PERFORMANCE

Carrier understands and agrees to have its performance measured by Dow using the "Measurement of Quality Performance" methodology, a copy of which is made a part of this Contract as Appendix III.

18. CLEANING AND WASTE DISPOSAL

Carrier warrants that he will perform all duties of a "generator" as identified by the EPA in 40 CRF 260.10 and that any cleaning facilities used will meet all Resource Conservation and Recovery Act requirements.


o Denotes Change

                                                  Page: AI-11 Rev 1 Date: 9/1/95
                                                  ------------------------------
                                                  Dow:
                                                  ------------------------------
                                                  CLEA:
                                                  ------------------------------


19. DRUMMING FROM TANK TRAILERS

Carrier will not off-load hazardous materials (as defined by DOT) from trailers into drums. If consignee should request Carrier to do this, Carrier shall refuse and notify Dow of same. Products designated as combustible are exempt from this policy.

20. CURRENCY

Freight rates and/or charges applicable under the terms or Provisions of this Contract shall be stated and payable in U.S. funds only.

21. ALTERNATION OF RATES

In Appendix II, where there is a conflict between tabular rates (mileage based) and point-to-point commodity rates, the rate that produces the lowest line haul transportation charge will apply.

When shipments to, from, and between the United States and Canada are tendered and when there is a Dow Canada and a Dow U.S.A. contract, then the lowest contract freight rate in either contract will apply on either a prepaid or collect basis and the payment will be in U.S. funds only.

22. ARBITRATION

If any disputes or differences in interpretation arise other than provided under Provisions 1 through 21 above, such disputes will be resolved by negotiations between the two parties or by a mutually agreed upon arbitrator.


o Denotes Change

                                                Page: SAC-1 Rev 4 Date: 06/17/96
                                                --------------------------------
                                                 Dow:
                                                --------------------------------
                                                 CLEA:
                                                --------------------------------


                            THE DOW CHEMICAL COMPANY
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART



          PROVISION (NO.)                                           CHARGE
          --------------                                            ------
o Detention (4)                                          $8.00 per 1/4 hour increment or fraction
                                                         thereof (billed in monthly statements)
  Cancelled Vehicle (5)                                  $140
  Diversion/Reconsignment (6)                            $35
  Rejected Shipments (8)                                 50% Of outbound line haul rates; minimum of
                                                         $165 and minimum of $1.30/mile
  Spotting for Line Haul Movements (9)                   $110 Each 24 hour period or fraction thereof
                                                         Tractor only: $1.41/mile; $65 minimum
  Spotting for Storage (9)                               Determined by local contract terms and
                                                         charges as listed in Appendix II
  Sunday and Holidays (10)                               $195
  Stop-off Intransit (11)                                $45
  Weighing Vehicles (12)                                 $20

  Accessorial and Emergency Service (13)                 Sunday and Holidays:               01:8905
                                                         $45 each hour; 8 hours minimum
                                                         All other days:                    01:8906
                                                         $45 each hour; 4 hours minimum

  Assistance from or Evacuation of                       $5 For each 15 minute period or fraction thereof
  Power Vehicle by Second Driver:                        will be assessed if second driver is required
  Loading/Unloading (13A)                                to assist in loading/unloading or evacuate
                                                         from his unit
  Tank Cleaning and Heel Disposal (14)                   A. $125 Standard products
                                                         B. $190 (See Attachment A)
                                                         C. $500 (See Attachment A)
                                                         D. Determined by local contract terms and
                                                            charges as listed in Appendix II

o Denotes Change

                                                Page: SAC-2 REV 4 Date: 03/14/97
                                                Dow:
                                                CLEA:


                            THE DOW CHEMICAL COMPANY
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

           PROVISION (NO.)                                                  CHARGE
           ---------------                                                  ------
  Special Equipment and Service (15)                            A. $90 For compartmented trailers
                                                                B. $45 Heating-in-transit (tractor only)
                                                                   $85 Heating-in-transit (tractor and trailer)
                                                                C. Heating Service:
                                                                Note A Note B
                                                                -----  -----
                                                                $45 $11 Weekdays (excluding holidays)
                                                                $55 $13 Saturdays
                                                                $65 $17 Sundays and holidays
                                                           Note A: Applies for first hour or fraction thereof.
                                                           Note B: Applies for each additional fifteen
                                                                   minutes or fraction thereof.
  Overnight and Weekend Layovers (16)                           $200 single driver - overnight
                                                                $275 sleeper team - overnight
                                                                $600 single driver - weekend
                                                                $1,760 sleeper team- weekend

  If inbound line haul charges are rated from another shipper's contract, Dow contract accessorial charges will apply (17)

o Schedule of Minimum Charges                                   These minimum charges apply to all linehaul
  (minimum charge is based on                                   rates contained in this Agreement.
  the Rand McNally Milemaker
  miles from origin to destination                              One-Way Billed                         Minimum
  for each shipment).                                           Miles/Shipment                     Charge/Shipment
                                                                --------------                     ---------------

                                                                  0   -   10                             $210
                                                                 11   -   25                              250
                                                                 26   -   50                              290
                                                                 51   -   75                              300
                                                                 76   -  100                              375
                                                                101   -  125                              433
                                                                126   -  150                              480
                                                                151   -  175                              515
                                                                176   -  200                              575
                                                                201   -  225                              585
o  Denotes Change


                                                  Page: SAC-3 NEW Date: 10/10/91
                                                  Dow:
                                                  CLEA:

                            THE DOW CHEMICAL COMPANY
                       UNIFORM BULK MOTOR CARRIER CONTRACT
                           STANDARD ACCESSORIAL CHART

                                  Attachment A

       CATEGORY                                PRODUCTS
       --------                                ---------
A. STANDARD CLEANING                   ALL PRODUCTS NOT OTHERWISE
   $125 PER CLEANING                   SPECIFICALLY LISTED IN CATEGORIES
                                       B, C, OR D.

B. HARD TO CLEAN                       2-4-D ACID BUTYL ESTER
   $190 PER CLEANING                   2-4-D ACID ISOOCTYL ESTER
                                       2-4-D BUTOXYETHYL ESTER
                                       2-4-D DIETHANOLAMIN SALT 5
                                       2-4-D ISOPROPYLAMINE SALTS
                                       2-4-D MCPP INTERMEDIATE 4851A
                                       2-4-D TEA-4
                                       2-4-D TRIISOPROPAL AMINE SALT
                                       2-4-D ISOOCTLY ALCOHOL
                                       2-4-D ISOOCTYLD
                                       DOW DMA-6 SEQUESTERED
                                       DOW DMA-6 UNSEQUESTERED
                                       EPOXY RESINS
                                       ESTERON 99 CONCENTRATE 2-4-D
                                       HAZARDOUS WASTE, LIQUID
                                       SYNTHETIC LATEX/LIQUID RUBBER TELONE*

                                       (2-4-D IS AN ABBREVIATION FOR 2-4
                                       DICHLORO PHENOXY ACETIC ACID)

C. DIFFICULT TO CLEAN                  DICHLOROTETRAFLUOROPYRIDINE
   $500 PER CLEANING                     (DCTFP)
                                       PHENOL

D. EXCEPTIONS                          PRODUCTS TO BE DETERMINED BY
                                       LOCAL CONTRACT TERMS AND
                                       CHARGES WILL BE LISTED
                                       SEPARATELY IN APPENDIX II.

* TRADEMARK OF THE DOW CHEMICAL COMPANY

o Denotes Change

                                              Page: II-1(AP) Rev 1 Date: 6/1/96
                                              Dow:
                                              CLEA:


                                      APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                  ALLYN'S POINT

ACCESSORIAL CHARGES:

Except as otherwise provided, the rates and charges contained herein are subject to the CLEA 100 Tariff Series.

EQUIPMENT ON LONG-TERM STORAGE: $100/day

o Item 100

  Origin:       Allyn's Point, CT
  Commodity:    Liquid Commodities transported in single compartment MC-307 trailer


                                                                                        Flat            Rate/
                Destination                                                            Charge        Loaded Mile
                -----------                                                            ------        -----------
  01:0104       ME; Corinth, NY; Fulton, NY 01:0111                                     -$64    +       $2.65
  01:0103       CT, NH, NJ (Zips 070-079, 085, 086, 088, 089; Nassau                     -64    +       3.44
                and Suffolk counties), NY (points not otherwise listed that are less than 140 highway miles from origin), RI, VT
  01:0102       Tildale, GA (Dalton, GA)                                                 -64    +       2.22
  01:0163       Tyrone, PA                                                               -64    +       2.98
  01:0101       Points in US (except provided for above)                                 -64    +       2.27
  01:0100       Points in Canada                                                         -64    +       3.49



                Sunday charge not applicable

                NOTE: Tank cleaning charge of $180 when cleaned for shipments destined for points in Maine.


o Denotes Change

                                             Page: II-2(AP) Rev 3 Date: 11/05/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 200        01:0110
  --------
  Origin:         Allyn's Point, CT
  Destination:    Points in U.S.
  Commodity:      Plastic Pellets
o Toll Charge:    Tolls outside of rates

                  Miles               Flat Charge              Rate/Mile
                  -----               -----------              ---------
                   0 - 300               -$128          +        $3.20
                 301 - 500                -128          +         3.00
                 501 & Over               -128          +         2.85

  Item 300
  --------         01:0162
  Origin:          Allyn's Point, CT
  Destination:     Points in Canada
  Commodity:       Plastic Pellets
  Rate:            -$128 flat charge +$3.10/loaded mile
o Toll Charge:     Tolls included in rate

  Item 400         01:0277
  --------
  Origin:          Petrolia, PA
  Destination:     Allyn's Point, CT
  Commodity:       Liquid Commodities in single compartment MC-307 trailer
  Rate:            -$128 flat charge +$1.75/loaded mile

  Item 500         33:0290
  --------
  Origin:          Allyn's Point, CT
  Destination:     Messena, NY
  Commodity:       Plastic Pellets in single compartment trailers
  Rate:            $1,029/shipment


o Denotes Change

                                              Page II-3(AP) Rev 2 Date: 12/06/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 600              01:0105
  --------
  Origin:               Allyn's Point, CT
  Destination:          Bridgeport, NJ and Deepwater, NJ
  Commodity:            Hazardous Waste, Liquid in dedicated single compartment
                        trailers
  Rate:                 $800/shipment
  Tank Cleaning         $200, when cleaned
  Charge:

                        NOTE: Rate applies to shipments handled in round trip transportation only.

  Item 700              01:0107
  -------
  Origin:               Allyn's Point, CT
  Destination:          Allyn's Point, CT
  Commodity:            In-plant storage trailers
  Rate:                 $650 per month per trailer



o  Denotes Change

                                              Page II-1(B) Rev 1 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


                                   BALTIMORE


o Item 100              01:0112
  --------
  Origin:               Baltimore, MD (Bids Terminal)
  Commodity:            Dry Bulk

                        Miles                   Flat Charge            Rate/Mile
                        -----                   -----------            ---------
                          0  -   100               $ 79                 + $3.18
                        101  -   200               $ 95                 +  3.01
                        201  -   400               $126                 +  3.13
                        401  &   Over              $ 34                 +  3.36

o Item 200
  --------
  Origin:               Baltimore, MD
  Commodity:            Dry Plastic Pellets

                        Destination                               Rate/Shipment
                        -----------                               -------------
  02:0109               Cockeysville, MD                              $197
  01:0182               Winchester, VA                                 322

                                               Page: II-1(C) Rev 2 Date: 6/17/96
                                               Dow:
                                               CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                   CHANNAHON



o Item 100
  --------
  Origin:         Channahon, IL
                  Commodity: Liquid Commodities transported in single
                  compartment MC-307 trailer
                                                                                       Flat             Rate/
                  Destination                                                         Charge         Loaded Mile
                  -----------                                                         ------         -----------
  01:0125         LA                                                                   -$128      +     $1.80
                  AL, DC, DE, FL, IN, KY,                           MILES
                  MD, ME, MI, MS, NC, NH,                          10 - 150            -128       +      3.00
  01:0130         SC, VT, VA                                       151 & Over          -128       +      2.60
  01:0272         OH                                                                   -128       +      2.25
  01:0273         OH (Counties of: Meigs, Gallia, Lawrence, Scioto,                    -128       +      2.60
                       Pike, Jackson and Vinton)
  01:0183         CT, MA, PA, NJ, NY, RI, WV, Ontario                                  -128       +      2.10
  01:0184         TN                                                                   -128       +      2.60
  01:0185         Tildale, GA (Dalton, GA)                                             -128       +      1.75
  01:0186         GA (all other points)                                                -128       +      2.25
  01:0187         TX (Counties of: Brazoria, Chambers,                                 -128       +      1.75
                  Ft. Bend, Galveston, Harris, Jefferson, and
                  Montgomery)
  01:2090         TX (Dallas and Tarrant counties)                                     -128       +      2.25
  01:0188         TX (all other points)                                                -128       +      2.50
  01:0132         Points in US including Illinois in continuation of                   -128       +      2.85
                  an interstate move
  01:0271         Points in Manitoba, Alberta, Quebec, British                         -128       +      3.00
                  Columbia, Saskatchewan and New Brunswick

o  Denotes Change



                                              Page: II-1A(C) Rev 1 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 150
  --------
  Origin:               Channahon, IL
  Commodity:            Liquid Commodities transported in single compartment
                        MC-307 trailers.


                              Flat         Rate/                                               Flat          Rate/
  Destination                Charge      Loaded Mile                   Destination            Charge      Loaded Mile
  -----------                ------      -----------                   -----------            ------      -----------
  Detroit, MI                -$128 +        $2.25                      Huron, OH              -$128 +         $2.15
  Fremont, MI                 -128 +         2.25                      Middletown, OH          -128 +          1.75
  Grand Haven, MI             -128 +         2.25                      Perrysburg, OH          -128 +          2.25
  Grand Rapids, MI            -128 +         2.25                      Solon, OH               -128 +          2.15
  Holland, MI                 -128 +         2.25                      Strongsville, OH        -128 +          2.15
  Kalamazoo, MI               -128 +         1.75                      Tallmadge, OH           -128 +          2.15
  Midland, MI                 -128 +         1.75                      Toledo, OH              -128 +          2.25
  Plymouth, MI                -128 +         2.25                      Twinsburg, OH           -128 +          2.15
  Pontiac                     -128 +         2.25                      Urbana, OH              -128 +          2.15
  Saranac, MI                 -128 +         2.25                      Van Wert, OH            -128 +          2.25
  Utica, MI                   -128 +         2.25                      Xenia, OH               -128 +          1.95
  Wyoming, MI                 -128 +         2.25
  Warren, MI                  -128 +         2.25                      Canadian
  Wyandotte, MI               -128 +         2.25                      Ajax, ON                -128 +          1.75
  Akron, OH                   -128 +         2.15                      Bramalea, ON            -128 +          1.75
  Ashtabula, OH               -128 +         2.15                      Brampton, ON            -128 +          1.75
  Bedford, OH                 -128 +         2.15                      Concord, ON             -128 +          1.75
  Berea, OH                   -128 +         2.15                      Downsview, ON           -128 +          1.75
  Cincinnati, OH              -128 +         1.95                      Leaside, ON             -128 +          1.75
  Cleveland, OH               -128 +         2.15                      Maple, ON               -128 +          1.75
  Columbus, OH                -128 +         2.15                      Mississauga, ON         -128 +          1.75
  Coshocton, OH               -128 +         2.15                      Mitchell, ON            -128 +          2.10
  Cuyahoga, OH                -128 +         2.15                      Oakville, ON            -128 +          1.75
  Dayton, OH                  -128 +         1.75                      Rexdale, ON             -128 +          1.75
  Dover, OH                   -128 +         2.15                      Sarnia, ON              -128 +          1.75
  Evendale, OH                -128 +         1.75                      Weston, ON              -128 +          1.75
  Hamilton, OH                -128 +         1.75


o Denotes Change

                                              Page: II-2(C) Rev 1 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 200
  --------
  Origin:               Channahon, IL
  Commodity:            Liquid Commodities transported in single compartment
                        MC-307 trailers.

                                                  Flat               Rate/
                           Destination           Charge            Loaded Mile
                           -----------           ------            -----------
  01:0241                  Akron, OH             -$128     +        $3.05
  01:0242                  Ashtabula, OH         -128      +         3.05
  01:0243                  Bedford, OH           -128      +         3.05
  01:0244                  Berea, OH             -128      +         3.05
  01:0245                  Cincinnati, OH        -128      +         3.05
  01:0246                  Circleville, OH       -128      +         3.05
  01:0247                  Cleveland, OH         -128      +         3.05
  01:0248                  Columbus, OH          -128      +         3.05
  01:0249                  Coshocton, OH         -128      +         3.05
  01:0250                  Cuyahoga, OH          -128      +         3.05
  01:0251                  Dayton, OH            -128      +         3.05(1)
  01:0252                                        -128      +         2.50(2)
  01:0253                  Dover, OH             -128      +         3.05
  01:0254                  Evendale, OH          -128      +         3.05(1)
  01:0255                                        -128      +         2.50(2)
  01:0256                  Hamilton, OH          -128      +         3.05(1)
  01:0257                                        -128      +         2.50(2)
  01:0258                  Huron, OH             -128      +         3.05
  01:0259                  Middletown, OH        -128      +         3.05(1)
  01:0260                                        -128      +         2.50(2)
  01:0261                  Perrysburg, OH        -128      +         3.05
  01:0262                  Solon, OH             -128      +         3.05
  01:0263                  Strongsville, OH      -128      +         3.05
  01:0264                  Tallmadge, OH         -128      +         3.05
  01:0265                  Toledo, OH            -128      +         3.05
  01:0266                  Twinsburg, OH         -128      +         3.05
  01:0267                  Urbana, OH            -128      +         3.05
  01:0268                  Van Wert, OH          -128      +         3.05
  01:0269                  Xania, OH             -128      +         3.05

(1) Rate applies if no reload from Pilot/Middletown, OH

o Denotes Change

(2) Rate applies if trailer reloaded within 24 hour period from Pilot/Middletown, OH

o Denotes Change

                                              Page: II-3(C) Rev 5 Date: 09/01/96
                                              Dow:
                                              CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 300          01:1001
  --------
  Origin:           Channahon, IL
  Destination:      Mississauga, ON with a stop-off for partial unloading at
                    Fort Erie, ON
  Commodity:        Liquid Commodities
  Rate:             $2,314/shipment

  Item 400          01:0270
  --------
  Origin:           Channahon, IL
  Destination:      Points in the US and Ontario
  Commodity:        Liquid Commodities transported in multi-compartment
                    MC-307 trailer
  Rate:             -$128 flat charge + $3.05/loaded mile

  Item 500          01:0280
  --------
  Origin:           Channahon, IL
  Destination:      Points in Manitoba, Alberta, Quebec, British Columbia,
                    Saskatchewan and New Brunswick
  Commodity:        Liquid Commodities transported in multi-compartment
                    MC-307 trailer
  Rate:             -$128 flat charge + $3.18/loaded mile

  Item 600          01:0600
  --------
  Origin:           Channahon, IL
  o Destination:    Marlborough, MA
                    Midland, MI
  Commodity:        Liquid Commodities in ISO containers
  Rate:             $1.50/running mile; $800/month container lease charge;
                    $10.50/day chassis lease charge
  Cleaning          When cleaned
   Charges:

  Item 700          01:0700
  --------
  Origin:           Channelview, TX
  Destination:      Channahon, IL or Joliet, IL
  Commodity:        Liquid Commodities in MC-307 single compartment, rear
                    discharge, reloadable trailers.
  Rate:             -$128 flat charge + $1.75/loaded mile


o Denotes Change

o Denotes Change

                                          Page: II-1(COFC) Rev 5 Date: 10/16/96
                                          Dow:
                                          CLEA:



                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                  REPRESENTING UNION PACIFIC BULKTAINER SERVICE


  Item 100        88:0100
  --------
  Origin:         Pittsburg, CA
  Destination:    Midland, MI
  Commodity:      Waste Tar
  Rate:           $4,665/shipment
  Cleaning:       Actual cost when cleaned when removed from Dow service

  Item 200        88:0101
  --------
  Origin:         Ludington, MI
  Destination:    Vancouver, WA
  Commodity:      Magnesium Hydroxide, liquid
  Rate:           $3,500/shipment
  Cleaning:       Tank cleaning included in rate

  Item 300        88:0103
  --------
  Origin:         Middletown, OH
  Destination:    Pittsburg, CA
  Commodity:      Surfactant, liquid
  Rate:           $4,386/shipment
  Cleaning:       Tank cleaning included in rate

  Item 400        88:0104
  --------
  Origin:         Midland, MI
  Destination:    Pittsburg, CA
  Commodity:      Organophosphorus pesticide
  Rate:           $4,053/shipment
  Cleaning:       Tank cleaning outside of rate

  Item 500        Moved to MISC Section
  --------        Effective: 10-16-96


o Denotes Change

                                          Page: II-1(COFC) Rev 1 Date: 10/16/96
                                          Dow:
                                          CLEA:



                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                  REPRESENTING UNION PACIFIC BULKTAINER SERVICE


  Item 600       88:0102
  -------
  Origin:        Midland, MI
  Destination:   Pachuta, MS
  Commodity:     Organophosphorus
  Rate:          $3,210/shipment
  Cleaning:      Tank cleaning included in rate

o Item 700       88:0105
  -------
  Origin:        Midland, MI
  Destination:   Fresno, CA
  Commodity:     Herbicide, liquid
  Rate:          $4,314/shipment
  Cleaning:      Tank cleaning included in rate


o Denotes Change

                                              Page: II-1(F) Rev 2 Date: 12/13/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    FREEPORT



  Accessorial Charges:             All accessorial charges not specifically
                                   covered by Dow Master Contract to be billed per CLEA 100 series.

  Item 100                         04:4005 04:4006
  -------
  Intraplant Work:                 When upon request of the shipper, carrier
                                   provides a unit for intraplant work, a
                                   charge of $45.00/hour, or fraction thereof, shall apply, subject to a 4 hour minimum
                                   Monday thru Saturday and 8 hour minimum on Sunday and holidays.

o Spotting and/or                  $55.00 flat charge. If service takes more
   Pickup Service on               than one (1) hour, bill extra time at
   Tanks & Containers              intraplant rate of $45.00/hour, or fraction
   Spotted for Storage:            thereof, subject to 8 hour minimum on
                                   Saturdays.

  Rental Charges:                   $70/day for plant storage trailers and ISO
                                    containers on 20' and 40' chassis.   04:4444

  Dry Disconnects:                  When dry disconnects are required for
                                    delivery, an additional charge of $200 will apply to all shipments transported in non-dedicated equipment.

  Idle Day Charges:                 $50/day except Saturday, Sunday & Holidays
                                    on TDI Trailers 6-245, 6-246, 6-967,
                                    7-263.   05:8954
                                    $50/day except Saturday, Sunday & Holidays on magnesium chloride trailer 8-065. 05:8955

                                              Page: II-2(F) Rev 1 Date: 6/17/96
                                              Dow:
                                              CLEA:

                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 200
  --------
  Origin:           Points in Texas
  Commodity:        General Chemicals in stainless steel single compartment
                    trailers in non-dedicated, reloadable service.



                    Destination                                           Flat Charge        Rate/Mile
                    -----------                                           -----------        ---------
  04:4500           CT, DE, GA, IL, IN, KY, MA, MD,                          $ 37    +          $2.26
                    MI (Except Midland), NC, NJ, NY, OH,
                    PA, RI, SC, VA, WI, WV, ON and PQ
  04:0400           Canada except ON and PQ                                    56    +           3.00
  04:4505           AL, MS, MO, TN                                           -128    +           2.58
  04:4510           CA                                                       -128    +           2.60
  04:4525           LA                                                       -128    +           2.14
  04:4515           All other states except TX and as                        -128    +           2.81
                    otherwise provided herein

  Item 300          04:4520 - TDI 04:4521 - Other
  -------
  Origin:           Points in Texas
  Destination:      Points in the U.S. and Canada
  Commodity:        Non-reloadable shipments made on a dedicated basis;
                    includes TDI and dry products, magnesium chloride, and
                    bulk containers.
  Rate:             $3.00/loaded mile + $56
  Cleaning:         $835 on TDI shipments



                                             Page: II-2A(F) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 350
  --------
  Origin:           Freeport, TX
  Commodity:        Latex liquid

                                                  Fixed
                    Destination               Rate/Shipment            Rate/Mile
                    -----------               -------------            ---------
  04:4901           Courtland, AL                 -$128        +        $2.81
  04:4902           Mobile, AL                    -128         +         2.22
  04:4903           Naheola, AL                   -128         +         2.81
  04:4904           Pennington, AL                -128         +         2.58
  04:4905           Crossett, AR                  -128         +         2.60
  04:4906           Ft. Smith, AR                 -128         +         3.18*
  04:4907           San Marcos, CA                -128         +         2.60
  04:4908           Tucker, GA                    -128         +         2.45
  04:4909           St. Francisville, LA          -128         +         2.14
  04:4910           Midland, MI                   -128         +         1.75
  04:4911           Canton, OH                    -128         +         2.39
  04:4912           N. Philadelphia, OH           -128         +         2.39
  04:4913           Portland, OR                  -128         +         2.81
  04:4914           Aiken, SC                     -128         +         2.42
  04:4915           Evadale, TX                    759                    --
  04:4916           Houston, TX                    401                    --
  04:4917           Pasadena, TX                   440                    --

                    Canadian
                    --------
  04:4918           Varennes, PQ                  -128         +         1.75

                    *Requires center unload trailer

                                              Page: II-3(F) Rev 1 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 400          04:4521
  --------
  Origin:           Points in Texas
  Destination:      Points in Mexico
  Commodity:        Liquid Commodities
  Rate:             $3.00/loaded mile + $56

                    On shipments to Mexico to be transported via the international boundary at any point in Texas, an extra charge of $200/round trip crossing will be applicable in addition to all other charges.

o  Item 500         04:4590
   --------
   Origin:          Points in Texas
   Destination:     Points in U.S. (except Texas) and Canada
   Commodity:       Liquid Commodities transported in multi-compartment trailer.
   Rate:            -$128 flat charge + $2.85/loaded mile

o  Item 600          04:4527
   --------
   Between:          Freeport, TX
                     and
                     Ports of Barbours Cut, Galveston and Houston, TX
   Commodity:        Freight All Kinds
   Rate:             $174/tank container

                                              Page: II-4(F) Rev 1 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 700            04:4593
  --------
  Origin:             Freeport, TX
  Destination:        Mahrt, AL
  Commodity:          Latex in single compartment trailer
  Rate:               $1,783/shipment

o Item 800            04:4592
  --------
  Origin:             Pasadena, TX
  Destination:        Anderson, IN
  Commodity:          Chemicals, NOI
  Rate:               -$128 flat charge + $2.20/loaded mile

  Item 900
  --------

o Item 1000          04:4000
  ---------
  Origin:            Freeport, TX
  Destination:       Rochester, NY
  Commodity:         Liquid Commodities in single compartment, MC-307 trailer.
  Rate:              $3,514/shipment

                                              Page: II-5(F) Rev 1 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                  APPENDIX II


                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 1100
  ---------
  Origin:         Freeport, TX
  Commodity:      Liquid Chelating compounds in single compartment trailer
  Tank            $125 when cleaned
   Cleaning:
  Stop-off        $185 per stop for all stops after the first.
   Charge:
                  Destination                     Flat Charge          Rate/Mile
                  -----------                     -----------          ---------
04:4063           Tildale, GA (Dalton, GA)           -$128      +       $1.75
04:4602           Chattanooga, TN                     -128      +        1.98
04:4604           Chattanooga, TN to Tildale, GA                   $215/shipment
                  (Dalton, GA) (continuation)

o Item 1200         04:4591
  ---------
Origin:           Brownsville, TX
Destination:      Bayport, TX; Houston, TX (Zip 770); and Seabrook, TX (Zip 775)
                  In continuation of movement originating in Lerma Poluca, MX
Commodity:        Polyglycol, Polyethylene Glycol
Rate:             $624/shipment
Cleaning:         $300 - special preparation in Mexico

o Item 1300         04:4004
  ---------
Origin:           Chicago, IL (Zip 606); Wellford, SC (Zip 293)
Destination:      Freeport, TX
Commodity:        Liquid Commodities in single compartment MC-307 trailer
Rate:             -$128 flat charge + $1.75/loaded mile

o Item 1400         04:4003
  ---------
Origin:           New Albany, IN
Destination:      Freeport, TX
Commodity:        Liquid Commodities in single compartment MC-307 trailer
Rate:             -$128 flat charge + $1.80/loaded mile

                                             Page: II-6(F) Rev 2 Date: 12/01/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o   Item 1500        04:1500
    ---------
    Origin:          Points in U.S. excluding Texas
    Destination:     Freeport, TX
    Commodity:       Liquid Commodities in MC-307 trailer (reloadable 2/1 type only)
    Rate:            -$128 flat charge + $1.75/loaded mile

o   Item 1600        04:4037
    ---------
    Origin:          Freeport, TX
    Destination:     Channelview, TX
    Commodity:       Liquid Commodities in MC-307 trailers
    Rate:            $360/shipment

o   Item 1700        Reserved for future use
    ---------

o   Item 1800        Reserved for future use
    ---------

                                             Page: II-7(F) NEW Date: 12/01/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 1900
  ---------
  Origin:           Freeport, TX
  Commodity:        Liquid Commodities in MC-307 trailers

                    Destination                            Rate/Shipment
                    -----------                            -------------
  04:4010           Austin, TX                                $  650
  04:4011           Bayport, TX                                  360
  04:0412           Baytown, TX                                  370
  04:0413           Brenham, TX                                  455
  04:0414           Carrollton, TX                               912
  04:0415           Dallas, TX                                   875
  04:0416           Dayton, TX                                   405
  04:0417           Deer Park, TX                                350
  04:0418           El Paso, TX                                2,073
  04:0419           Evadale, TX                                  650
  04:0420           Fort Worth, TX                               912
  04:0421           Freeport, TX                                 350
  04:0422           Fresno, TX                                   350
  04:0423           Garland, TX                                  912
  04:0424           Grand Prairie, TX                            912
  04:0425           Houston, TX                                  350
  04:0426           La Porte, TX                                 360
  04:0427           Lewisville, TX                               912
  04:0428           Mesquite, TX                                 912
  04:0429           Odessa, TX                                 1,425
  04:0430           Pasadena, TX                                 350
  04:0431           Port Arthur, TX                              525
  04:0432           San Antonio, TX                              703
  04:0433           Spring, TX                                   370
  04:0434           Sugarland, TX                                350
  04:0435           Terrell, TX                                  855
  04:0436           Victoria, TX                                 767

                                             Page: II-1(L/M) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                               LOCKLAND/MIDDLETOWN
                               -------------------


o Item 100
----------

  Origin:                Lockland, OH and Middletown, OH
  Commodity:             Liquid Commodities transported in single compartment MC-307 trailer
  Tank Cleaning:         $125 when cleaned on DOWFAX* solution


                            Flat         Rate /                                             Flat           Rate/
  Destination              Charge      Loaded Mile                  Destination            Charge        Loaded Mile
  -----------              ------      -----------                  -----------            ------        -----------

  Pittsburg, CA            -$128     +    $2.25                     Monaca, PA             -$128     +      $2.15
  Allyn's Point, CT         -128     +     1.75                     Greenville, SC           765
  Cheswold, DE              -128     +     3.55(1)                  Freeport, TX            -128     +       1.75
  Calhoun, GA               -128     +     2.12                     Milwaukee, WI           -128     +       2.21
  Cartersville, GA          -128     +     1.91                     New Berlin, WI         1,121
  Dalton, GA                -128     +     3.85(1)
  Doraville, GA             -128     +     1.95
  Kensington, GA            -128     +     3.85(1)                  Canadian Rates
  Norcross, GA              -128     +     1.95                     Sarnia, ON              -128     +       1.75
  Rabun Gap, GA              722                                    Valleyfield, PQ         -128     +       1.75
  Tildale, GA               -128     +     2.12                     Varennes, PQ            -128     +       1.75
  Bettendorf, IA           1,235
  Council Bluffs, IA       2,153
  Des Moines, IA           1,748
  Berwyn, IL                -128     +     1.88
  Niles, IL                  539
  Kansas City, KS           -128     +      3.10
  Louisville, KY             312
  Baltimore, MD            1,085
  Wyoming, MI                523

  Lakeville, MN             -128      +     2.63
  Berkeley, MO               659                                 (1)Requires tite-fill trailer

  Charlotte, NC             -128      +     2.10
  Buffalo, NY              1,029                                   *Trademark of The Dow Chemical Company
  Cincinnati, OH             272
  Middletown, OH             222
  Bedford, PA                882
  Coraopolis, PA             492

o Denotes Change

                                             Page: II-2(L/M) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:



                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  o Item 200            01:2100
    --------
    Origin:             Lockland, OH and Middletown, OH
    Destination:        Points in US (except AK, HI & OH) and points in Item 100
    Commodity:          Liquid Commodities transported in MC-307 trailer and multi-
                        compartment trailers.
    Rate:               -$128 flat charge + $2.85/loaded mile

  o Item 300            33:0337
    --------
    Origin:             Middletown, OH
    Destination:        Texas counties of Brazoria and Harris
    Commodity:          Liquid Commodities transported in single compartment MC-307 trailer
    Rate:               -$128 flat charge + $1.75/loaded mile

  o Item 400
    --------

    Origin:             Middletown, OH
    Commodity:          Liquid DOWFAX* solution in single compartment trailer
    Tank                $125 when cleaned
     Cleaning:



                    Destination                                     Flat Charge                Rate/Mile
                    -----------                                     -----------                ---------
    03:0313         Tildale, GA (Dalton, GA)                           -$128           +         $2.12
    03:0312         Chattanooga, TN                                     -128           +          2.21
    03:0314           Chattanooga, TN to Tildale, GA                                         $215/shipment
    03:0315           (continuation)                                                           or 185(1)


                    (1) Rate applies when two (2) or more loads are transported on the same day, by the same driver, same equipment without delay between loads.

o Denotes Change

*Trademark of The Dow Chemical Company



o Denotes Change

                                             Page: II-3(L/M) NEW Date: 8/7/95
                                             Dow:
                                             CLEA:



                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 500          50:5000
  --------

  Origin:           Louisville, KY
  Destination:      Lockland, OH and Middletown, OH
  Equipment:        Multi-compartment trailer
  Rate:             $1.30/dead head mile

o Denotes Change

                                             Page: II-1(LB) Date: 5/1/95
                                             Dow:
                                             CLEA:



                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                        LONG BEACH AND/OR TERMINAL ISLAND
                        ---------------------------------


  RULES:                          Except as otherwise specifically provided, Appendix I.
  -----

  ACCESSORIAL CHARGES:            All accessorial charges not specifically covered by Dow
  -------------------             Master Contract to be billed per CLEA 100 series.

  DEDICATED TRAILER CHARGE:       $1,600/month/trailer on general service units for Papi,
  -------------------------       Isocyanates, Polyol and TELONE*. 40:4002

  TANK CLEANING:                  Actual cost on the following products: Papi,
  --------------                  Isocyanates, Polyols, TELONE, hazardous and non-
                                  hazardous waste.

  RATE MAKING MILES:              Latest Rand McNally MileMaker for interstate traffic,
  ------------------              DTBCA and Leonard's Metropolitan Zone on intrastate
                                  traffic.

  Item 50                          01:5064
  -------
  Intraplant Service:              When upon request of the shipper, carrier provides a unit
                                   for intraplant work at Dow facility in Long Beach, CA
                                   and Torrance, CA, a charge of $55/hour, or fraction
                                   thereof, shall apply subject to a 4 hour minimum at Long
                                   Beach, CA. Time shall begin when carrier's equipment
                                   leaves its terminal and continue until equipment is
                                   returned to terminal from which dispatched.

  Tank Cleaning:                   $200

  *Trademark of The Dow Chemical Company

                                             Page: II-1A(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 100
  --------

  Entire item canceled.

                                             Page: II-2(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 200
  --------

  Entire item canceled.

                                             Page: II-2A(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:



                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 300
  --------

  Entire item canceled.

                                             Page: II-3(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:



                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 400
  --------

  Entire item canceled.

o Item 500
  --------

  Entire item canceled.

o Item 550
  --------

  Entire item canceled.

                                             Page: II-4(LB) Rev 2 Date: 8/15/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 600          05:5005         05:5006
  --------
  Origin:           Long Beach, CA; Terminal Island, CA
  Destination:      Points in Mexico
  Commodity:        Liquid Commodities
  Rate:             -$45 flat charge + $3.88/loaded mile

o Item 700
  --------

  Entire item canceled.

o Item 800
  --------

  Entire item canceled.

                                             Page: II-1(L) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    LUDINGTON
                                    ---------

TOLL CHARGES APPLICABLE FROM/TO LUDINGTON, MI
---------------------------------------------

Rates herein do not include charges for the use of Toll Road, Bridges, Ferries or Tunnels shown below. When, at the request of the shipper, Toll Road Facilities are used, the charges will be paid by the carrier and shown on the freight bill as advanced charges and supported by a receipt substantiating such charges have been paid. Such charges are to be in addition to the rate and all other lawful charges:

$10/round trip crossing at toll bridges, ferries, or tunnels.

  Item 100
  --------
  Origin:    Ludington, MI

  Commodity: Liquid Magnesium hydroxide

                                                                             Flat                     Rate/
             Destination                                                    Charge                 Loaded Mile
             -----------                                                    ------                 -----------
  01:1010    AL, GA, KY, NC, NY, OH, PA, SC, TN                             -$128         +           $2.46
  01:1011    AZ, CA, CO, ID, MT, NM, NV, OR, UT, WA, WY                      -128         +            3.41
  01:1012    AR, MS, TX (points not named below)                             -128         +            2.29
  01:1013    CT, DE, MA, MD, NJ, RI, VA, WV                                  -128         +            2.17
  01:1014    FL, IL, IN, ME, NH, VT                                          -128         +            2.93
  01:1015    IA, KS, MN, MO, ND, NE, OK, SD, WI                              -128         +            3.02
  01:1016    LA and points in TX (counties of Brazoria, Camp,                -128         +            1.79
             Chambers, Dallas, Fort Bend, Galveston, Harris,
             Jefferson, Montgomery, Orange and Tarrant)
  01:1017    Ontario                                                         -128         +            2.53
  01:1018    Quebec                                                          -128         +            3.09
  01:1019    New Brunswick and Nova Scotia                                   -128         +            3.69


                                             Page: II-1(MI) NEW Date: 6/17/96
                                             Dow:
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                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                 MICHIGAN
                                 --------

  Item 100        01:2000
  --------
  Origin:         Midland, MI

  Commodity:      Hydrochloric Muriatic

                                           Rate/CWT
                  Destination              45M# MIN.
                  -----------              ---------
                  Dearborn, MI                78
                  River Rouge, MI             78

  Item 200        01:4000
  --------
  Origin:         Midland, MI

  Commodity:      Dimethyl-Hydrolyzate Polydimethyl-Siloxane
  Destination:    Adrian, MI
  Rate/CWT:       79
  45M# MIN.

                                             Page: II-2(MI) NEW Date: 6/17/96
                                             Dow:
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                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 300
  --------
  Origin:         Midland, MI

  Commodity:      Liquid Commodities

                  Destination                    Rate/CWT
                  -----------                    --------
  01:6000         Battle Creek, MI                   90       40M# MIN.
                                                     89       45M# MIN.
                                                     87       50M# MIN.
  01:6001         Escanaba, MI                      198       40M# MIN.
                                                    193       50M# MIN.
                                                    184       60M# MIN.
  01:6002         Gross, MI                         198       40M# MIN.
                                                    193       50M# MIN.
                                                    184       60M# MIN.
  01:6003         Kalamazoo, MI                     109       40M# MIN.
                                                    106       50M# MIN.
  01:6004         Munising, MI                      208       50M# MIN.
                                                    147       75M# MIN.
  01:6005         Muskegon, MI                       92       45M# MIN.
                                                     90       50M# MIN.
                                                     85       60M# MIN.
                                                     80       70M# MIN.
  01:6006         Plainwell, MI                     109       40M# MIN.
                                                    108       45M# MIN.
                                                    106       50M# MIN.
  01:6007         Port Huron, MI                     92       45M# MIN.
                                                     90       50M# MIN.
                                                     85       60M# MIN.
                                                     80       70M# MIN.
  01:9000         Alpena, MI                       $550   Rate per shipment

                                              Page: II-3(MI) NEW Date: 06/17/96
                                              Dow:
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                                   APPENDIX II
                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 400                 02:0001
--------
Territorial Application: Between various Michigan points
Commodity:               Commodities in bulk


                      RATES                                RATES                                 RATES
                      -----                                -----                                 -----
MILES            (40)      (45)          MILES        (40)      (45)            MILES        (40)      (45)
-----            ----      ----          -----        ----      ----            -----        ----      ----
   5              13        14            170          139       135             335          281       270
  10              18        18            175          143       138             340          285       274
  15              23        23            180          146       143             345          289       279
  20              29        28            185          150       146             350          293       282
  25              34        34            190          153       149             355          298       286
  30              39        39            195          157       153             360          301       290
  35              40        10            200          161       156             365          305       293
  40              45        44            205          172       167             370          308       297
  45              48        47            210          181       176             375          312       301
  50              52        52            215          189       183             380          315       305
  55              55        54            220          193       186             385          320       308
  60              59        58            225          196       191             390          324       312
  65              62        61            230          200       194             395          327       315
  70              66        65            235          204       198             400          331       319
  75              69        68            240          208       201             405          333       320
  80              74        72            245          212       205             410          335       322
  85              78        76            250          215       208             415          338       327
  90              81        81            255          219       212             420          343       331
  95              84        83            260          223       216             425          347       334
 100              88        87            265          226       219             430          351       338
 105              92        91            270          231       223             435          355       342
 110              96        94            275          235       227             440          359       345
 115             100        99            280          238       230             445          363       350
 120             104       102            285          242       235             450          368       354
 125             107       105            290          246       238             455          371       357
 130             110       108            295          249       241             460          375       361
 135             114       111            300          254       245             465          379       365
 140             118       114            305          258       248             470          383       369
 145             121       118            310          261       252             475          386       373
 150             124       122            315          265       256             480          391       377
 155             128       125            320          269       260             485          395       380
 160             132       129            325          272       263             490          399       384
 165             135       132            330          277       267             495          403       388

                                                     Page: II-1(M) Date: 5/1/95
                                                     Dow:
                                                     CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                     MIDLAND

DETENTION EXCEPTION:

Detention at Dow's plant site in Midland, MI shall be waived between 8:00 AM and 5:00 PM Monday thru Friday (except holidays) when loading and/or unloading is provided by the Midland domiciled city drivers. Time before 8:00 AM and after 5:00 PM will be subject to the Dow Standard Accessorial Chart except no free time shall be allowed. This exception does not apply when loading or unloading is performed by system drivers or Midland road drivers on a live load basis.

TANK CLEANING (Midland only): $75 for SILTHERM*

TOLL CHARGES APPLICABLE FROM/TO MIDLAND, MI AND BAY CITY. MI

Rates herein do not include charges for the use of Toll Road, Bridges, Ferries or Tunnels shown below. When, at the request of the shipper, Toll Road Facilities are used, the charges will be paid by the carrier and shown on the freight bill as advanced charges and supported by a receipt substantiating such charges have been paid. Such charges are to be in addition to the rate and all other lawful charges:

     $10/round trip crossing at toll bridges, ferries, or tunnels.

Item 100    01:2050
--------
Between:    Midland, Mi or Bay City, MI
            and
            Points in Louisiana and Texas

Commodity:  Liquid Chemicals in carrier provided (non-dedicated) single compartment stainless steel, insulated MC-307 trailer handled in continuous movements.

Rate:       $1.75/running mile, terminal-to-terminal

*Trademark of The Dow Chemical Company

o Denotes Change

                                             Page: II-2(M) Rev 5 Date: 12/13/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II
                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 200
--------
Origin:     Midland, MI
Commodity:  Liquid Commodities transported in non-dedicated, single compartment
            MC-307 reloadable trailer.


                                                                         Rate/Loaded Mile
                                                           ---------------------------------------------
              Destination                                  Flat Chg    Column 1     Flat Chg    Column 2
              -----------                                  --------    --------     --------    --------
03:0327       LA, IX                                        -$128   +   $1.75        -$128   +   $2.01    03:0334
03:0328       AL, AR, CT, DE, FL, GA, IL, KY, MD,            -128   +    2.15         -128   +    2.47    03:0335
              MA, MS, NC, NJ, NY, OH, PA, RI, SC,
              TN, VA, WV
03:0329       CA                                             -128   +    2.22         -128   +    2.55    03:0336
03:0330       MO, NH, WI                                     -128   +    2.32         -128   +    2.67    03:0337
03:0331       AZ, IA, KS, ME, NB, NM, OK, ON, PQ             -128   +    2.52         -128   +    2.90    03:0338
03:0332       IN                                             -128   +    2.76         -128   +    3.17    03:0339
03:0333       AK, AB, BC, MB, MN, MT, NE, SK, WA             -128   +    3.02         -128   +    3.47    03:0340

  Load Count Guarantee:
  ---------------------
  Mon-Sat:               28 loads/day, +/-20%
  Sat-Sun:                6 loads/day, +/-20%

  Penalty:               15% surcharge for all orders in excess of maximum or
  --------               less than minimum load count guarantee.

  Note: 1. Column 1 represents rates used when load count target numbers have been met; Column 2 represents penalty rates for falling short or exceeding targeted load counts.

        2. Rates apply for Aqueous Acrylamide Solution for the account of
           Flocryl: c/o Commercial Traffic, P.O. Box 30832, Cleveland, OH 44130

  Item 300          01:0005
  --------
o Origin:       Between Midland, MI and Bay City, MI and Harbor Beach, MI and
  Destination:  Points in the U.S. (except MI, AK, HI) and Canada
  Commodity:    LIQUID AND DRY CHEMICALS (not specified in Item 200) transported in single compartment, non-reloadable or multi-compartment trailers.

                   Miles         Flat Charge     Rate/Loaded Mile
                -----------      -----------     ----------------
                   0 -  100         $184      +      $2.85
                 101 -  200          202      +       2.69
                 201 -  400          138      +       3.05
                 401 -  800          137      +       3.10
                 801 - 1000          284      +       2.93
                1001 - Over          204      +       3.00

  Cleaning:     Rate of $190/load on Intrastate Michigan moves of latex
                liquid only.

o Denotes Change

                                              Page: II-3(M) Rev 3 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 400
  --------
  Origin:           Midland, MI and Bay City, MI

  Commodity:        Monochloroacetic and alpha monochloropropionic butylene
                    oxide, chloroacetyl chloride, DURSBAN*, glacial acrylic acid, monochloroacetic acid and telone transported in dedicated trailer.

                    Destination                               Rate/Shipment
                    -----------                               -------------
  01:1408           Theodore, AL                                 $2,998
  01:0016           Lake Charles, LA                              3,959
  01:1406           Taft, LA                                      3,130
  01:0011           Greenville, NC                                3,272
  01:0010           Dayton, NJ                                    2,649
  03:0306           Waterloo, NY                                  1,307
  03:0311           Beaumont, TX                                  3,920
  01:0012           Hopewell, VA                                  2,579
  01:0018           Sarnia, ON                                      614
  01:0020           Tillsonburg, ON                                 939

o Item 500          01:3808
  --------
  Origin:           Midland, MI
  Destination:      Pittsburg, CA
  Commodity:        LORSBAN* in dedicated container
  Rate:             $4,613/shipment

o Item 600          03:0341
  --------
  Origin:           Midland, MI and Bay City, MI
  Destination:      Colorado, Utah, Nevada and Idaho
  Commodity:        Liquid Commodities in single compartment MC-307 trailer.
  Rate:             -$128 flat charge + $3.02/loaded mile

  *Trademark of The Dow Chemical Company

o Denotes Change

                                              Page: II-4(M) Rev 2 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 700          01:8951
  --------
  Origin:           Midland, MI
  Destination:      Midland, MI
  Commodity:        Chassis idle day charges
  Rate:             $16/day (7 days/week)
                    Applies on Chassis #TOLZ 62048 and #NLSZ 021057-9

o Item 800          01:3300
  --------
  Between:          Dow Chemical at Midland, MI to the Port of New York/New
                    Jersey piers with an empty container and return to Midland,
                    MI with a loaded container.
  Commodity:        Methylacrylontrile in shipper-owned container
  Rate:             $2,700/round trip
  Chassis           $15/day includes maintenance and tires to Dow specification
    Charge:

o Item 900          01:2012
  --------
  Origin:           Bay City, MI
  Destination:      Sarnia, ON
  Commodity:        Calcium Chloride when transported in MC-306 or MC-312
                    rubber-lined trailer
  Rate:             -$92 flat charge + $3.55/loaded mile

o Item 1000         03:0322
  ---------
  Origin:           Points in U.S. excluding Michigan
  Destination:      Midland, MI and Bay City, MI
  Commodity:        Liquid Commodities in MC-307 trailer (reloadable 2/1
                    type only)
  Rate:             -$128 flat charge + $1.75/loaded mile

o Denotes Change

                                              Page: II-5(M) Rev 2 Date: 6/17/96
                                              Dow:
                                              CLEA:


                                   APPENDIX II
                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 1100         01:2009
  ---------
  Origin:           Bay Minette, AL
  Destination:      Midland, MI
  Commodity:        Liquid Chemicals in shipper-owned container on carrier
                    provided chassis
  Rate:             $3,154/shipment

                    No allowance for use of shipper-provided chassis.

o Item 1150         01:1150
  ---------
  Origin:           Midland, MI**
  Destination:      Midland, MI
  Commodity:        Diethylbenzene
  Rate:             $4,084/shipment

                  **NOTE: This rate is based on loading diethylbenzene in
                    Midland, MI proceeding to Bay Minette, AL for addition of 1300 lbs. of inhibitor, then proceed to Geismar, LA for addition of 1500 lbs of another inhibitor, then returning to Midland with approximately 42M lbs of total product.

o Item 1200         01:3059
  ---------
  Origin:           Claymont, DE
  Destination:      Midland, MI
  Commodity:        Ethylene when transported in cryogenic trailer
  Rate:             $3,105; cleaning does not apply

o Item 1300         01:2010
  ---------
  Origin:           Vicksburg, MS
  Destination:      Midland, MI
  Commodity:        Liquid Chemicals in shipper-owned container on carrier
                    provided chassis
  Rate:             $3,267/shipment

o Item 1400         01:0025
  ---------
  Origin:           Clearlake, TX; Deer Park, TX; Freeport, TX and Taft, LA
  Destination:      Midland, MI
  Commodity:        Glacial Acrylic Acid in a specially designed trailer
  Rate:             $2,962/shipment; Cleaning does not apply

                    This rate applies only with a MI down-bound shipment to TX or LA.

o Denotes Change

                                               Page: II-6(M) Rev 2 Date: 9/1/96
                                               Dow:
                                               CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 1500         03:0309
  ---------
  Origin:           Sarnia, ON
  Destination:      Midland, MI
  Commodity:        Liquid Chemicals NOI in non-dedicated single compartment
                    trailer.
  Rate:             $32 flat charge + $2.50/mile

  Item 1600         03:0326
  ---------
  Origin:           Delaware City, DE
  Destination:      Muskegon, MI
  Commodity:        Liquid Commodities in MC-307 trailer
  Rate:             -$128 flat charge + $2.05/loaded mile
                    This rate applies only on inbound shipments for Dow.
  Tank              $125 when cleaned
    Cleaning:

o Item 1700
  ---------
  Entire item canceled.

  Item 1800         03:0307
  ---------
  Origin:           Midland, MI
  Destination:      Pittsburg, KS
  Commodity:        Chloroacetyl Chloride in shipper-owned ISO container
  Rate:             $2,575/shipment
                    Tank cleaning not applicable.

o Denotes Change

                                               Page: II-7(M) Rev 1 Date: 6/17/96
                                               Dow:
                                               CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 1900         03:0305
  ---------
  Origin:           Midland, MI
  Destination:      Detroit, MI
  Commodity:        Commodities in shipper provided ISO container
  Rate:             $413
                    Rate includes 2-1/2 hours for loading
                    When a chassis is delayed beyond the free time, a charge of $15/chassis will be made for each 24 hours period or fraction thereof and will apply in addition to all other applicable charges.

                    Tank cleaning not applicable.

  Item 2000         02:0106
  ---------
  Origin:           Detroit, MI
  Destination:      Midland, MI
  Commodity:        Empty ISO containers
  Rate:             $90/container
                    Rate applies on repositioning an empty ISO container in conjunction with the movement of a loaded ISO in Item 1900.

o Item 2100         03:0303
  ---------
  Origin:           Midland, MI
  Destination:      Points in US and Canada
  Commodity:        Liquid Commodities transported in shipper provided ISO
                    container and chassis.
  Rate:             $1.41/running mile, terminal-to-terminal; $15/day/chassis
                    Rate applies on shipper-owned container.

o Denotes Change

                                             Page: II-8(M) Rev 5 Date: 02/17/97
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 2300         01:0302
  ---------
  Origin:           Winder, GA
  Destination:      Midland, MI
  Commodity:        Sodium Lauryl Sulphate in single compartment MC-307 trailers
  Rate:             -$128 flat charge + $1.75/loaded mile

  Item 2400         03:0345
  ---------
  Origin:           Midland, MI
  Destination:      Marlborough, MA
  Commodity:        Liquid Commodities in dedicated single compartment MC-307
                    trailers
  Rate:            -$128 flat charge + $3.00/loaded mile
                    NOTE: Traffic to be routed through Sarnia, ON
  Hand              Additional $75
    Cleaning
    Charge:

  Item 2500         01:2400
  ---------
  Origin:           Castle Hang, NC
  Destination:      Midland, MI
  Commodity:        Sodium bichromate
  Rate:             -$128 flat charge + $1.75/loaded mile
  Cleaning:         $450

o Item 2600         01:2401
  ---------
  Origin:           Midland, MI
  Destination:      Muskegon, MI
  Commodity:        Phosphorous Oxychloride in Shipper Provided ISO
                    Container/Chassis
  Rate:             $610/shipment

o Denotes Change

                                          Page: II-1(MISC) Rev 1 Date: 06/17/96
                                          Dow:
                                          CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                  MISCELLANEOUS

  Item 100          33:0338
  --------
  Origin:           Chattanooga, TN
  Destination:      Champaign, IL
  Commodity:        Liquid Commodities in single compartment MC-307 trailers
  Rate:             $1.90/loaded mile

  Item 200          01:1100
  --------
  Origin:           Delaware Water Gap, PA
  Destination:      Houston, TX
  Commodity:        Ammonium Phosphate; potassium phosphate
  Rate:             $1.42/loaded mile

  Item 300          11:1185
  --------
  Origin:           Wilmington, NC
  Destination:      Columbus, OH
  Commodity:        Liquid Commodities in single compartment MC-307 trailer
  Rate:             $1,017/shipment

  Item 400          03:0342
  --------
  Origin:           Haverhill, OH
  Destination:      Rotterdam Junction, NY
  Commodity:        Liquid Phenol in single compartment trailers
  Rate:             $2.12/loaded mile

  Item 500          01:0301
  --------
  Origin:           Shadeland, IN or Lafayette, IN
  Destination:      Port Allen, LA or Baton Rouge, LA
  Commodity:        Fermentation Fluids in ISO containers
  Rate:             $1.48/loaded mile per round-trip shipment
                    Note: Rate to include mileage from and return to depot
                          storage yard in Chicago, IL
  Spotting:         $75 per 24 hour period included in rate

o Denotes Change

                                          Page: II-2(MISC) Rev 9 Date: 04/24/97
                                          Dow:
                                          CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 600
  --------
  Origin:           Solvay, NY
  Commodity:        Plastic Pellets

                    Destination                          Rate/Shipment
                    -----------                          -------------
  60:2200           Erie, PA                                 $738
  60:2201           Paterson, NJ                              733

  Item 700
  --------
  Origin:           Philadelphia, PA
  Commodity:        Magnesium Hydroxide Liquid
  Cleaning          When cleaned
    Charges:

                    Destination                          Rate/Shipment
                    -----------                          -------------
  70:0106           Chester, VA                              $500
  70:0100           Clifton, NJ                               372
  70:0109           Hackettstown, NJ                          322
  70:0104           Lancaster, PA                             292
  70:0107           Monroe, NC                               2.30/loaded mile
  70:0102           Newark, NJ                                322
  70:0103           Nutley, NJ                                372
  70:0108           Raleigh, NC                              2.38/loaded mile
  70:0101           Ridgefield Park, NJ                       372
  70:0105           Scranton, PA                              442
  70:0110           Waterbury, CT                            3.61/Loaded mile

  Item 800
  --------
  Origin:           Richmond, VA
  Commodity:        Magnesium Hydroxide liquid

                    Destination        Flat Charge       Rate/Shipment
                    -----------        -----------       -------------
  80:0100           Chester, VA           $372
  80:0103           Richmond, VA           372
  80:0101           Monroe, NC            -128       +       $2.75
  80:0102           Netcong, NJ           -128       +        2.30
  80:0104           Newark, NJ            -128       +        2.30

o Denotes Change

                                          Page: II-3(MISC) Rev 6 Date: 03/17/97
                                          Dow:
                                          CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


  Item 900          01:0900
  --------
  Origin:           Charleston, SC
  Destination:      Sarnia, ON
  Commodity:        Liquid Commodities in MC-307 single compartment, reloadable trailers
  Rate:             -$128 flat charge + $1.75/loaded mile

  Item 1000
  ---------
  Origin:           Granite City, IL
  Destination:      Points in the U.S.
  Commodity:        Calcium Chloride Liquid

                      Miles              Flat Charge         Rate/Loaded Mile
                      -----              -----------         ----------------
  10:0100            30 - 100              $ 83         +         $2.30
  10:0101           101 - 240                -2         +          3.07
                    241 - Over             -128         +          3.45

  Item 1100
  ---------
  Origin:           Chicago, IL
  Commodity:        Caustic Soda Solution, liquid
  Cleaning:         When cleaned

                      Miles              Flat Charge         Rate/Loaded Mile
                      -----              -----------         ----------------
  40:1500            30 - 100              $ 83         +         $2.30
  40:1501           101 - 240                -2         +          3.07
                    241 & Over             -128         +          3.45

  Item 1200         22:2209
  ---------
  Origin:           Louisville, KY
  Destination:      Lebanon, KY (Worthington Industries)
  Commodity:        Liquid Calcium Chloride in dedicated, single compartment,
                    MC-306 aluminum trailers
o Rate:             $314/shipment
  Cleaning:         Actual cost, when cleaned.
                    Note: Tank cleaning to be reviewed after initial 3-5 cleans to determine contract bill amount to be published.

o Denotes Change

                                          Page: II-4(MISC) Rev 1 Date: 03/19/97
                                          Dow:
                                          CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 1300
  ---------
  Origin:           Pittsburgh, PA
  Commodity:        Liquid Magnesium Hydroxide in MC-307, single compartment,
                    trailers
  Cleaning          When cleaned
    Charges:

                    Destination                            Rate/Shipment
                    -----------                            -------------
  22:2210           Adrian, PA                                 $332
  22:2211           Albright, WV                                435
  22:2212           Maidsville, WV                              360
  22:2213           Morgantown, WV                              360
  22:2214           Parkersburg, WV                             575

o Item 1400         22:2215
  ---------
  Origin:           Crosby, TX and Houston, TX
  Destination:      Brownsville, TX and Laredo, TX (for furtherance to points
                    in Mexico)
  Commodity:        Liquid Commodities in MC-307 single compartment trailers
  Rate:             $3.30/loaded mile

  Accessorial       $200/round-trip border crossing fee
    Charges:        $50/per day trailer rental fee: days 1-7
                    $130/per day trailer rental fee: days: 8 or more

                    Note: Trailer rental fee application: $130/day fee applies for 8 or more days if trailer held at consignee. If trailer delayed by Mexican carrier, trailer rental fee does NOT apply. Responsibility of CLTL to secure from Mexican carrier.

o Denotes Change

                                             Page: II-1(NH) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 100
  --------
  Origin:           North Haven, CT
  Destination:      Points in U.S. including Connecticut
  Commodity:        Plastic Pellets

                      Miles               Flat Charge          Rate/Mile
                      -----               -----------          ---------
  01:0113             0 - 130                 $49         +      $2.75
  01:1113           131 - 200                 -21         +       3.26
                    201 & Over                -23         +       3.27

o Item 200          01:0167
  --------
  Origin:           North Haven, CT
  Destination:      Bellville, NJ
  Commodity:        Plastic Pellets
  Rate:             $42 flat charge + $2.64/loaded mile

o Item 300          01:0168
  --------
  Origin:           North Haven, CT
  Destination:      Brampton, Ontario; Port Hope, Ontario
  Commodity:        Plastic Pellets
  Rate:             -$128 flat charge + $3.49/loaded mile

o Denotes Change

                                                    Page: II-2(NH) Date: 5/1/95
                                                    Dow:
                                                    CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


Normal Operating Losses

Should Terminal's normal operating losses exceed the following percentage for said product, Terminal shall be responsible for such losses as stated in Article
(16) of the basic agreement.

Plastic Granules: 0.5%

The percent product loss for a specific product shall be determined by adding the beginning inventory to all receipts during the contract year for said product, subtracting from that total, the sum of all shipments during the contract year and the ending inventory and dividing the remainder by the sum of the beginning inventory, plus receipts. Receipts and shipments shall be determined as provided for in Article (6).

Other Provisions

1. The transfer charge above includes an amount for certain facility upgrading and operational improvements. As consideration for such upgrading and improvements, Dow agrees that if it does not ship 30,000,000 pounds from the terminal during each year of the contract during the initial term (2 years), Dow shall pay Terminal $0.05/cwt for the difference between 30,000,000 pounds and the actual pounds shipped from Terminal's facility during said year.

2. Terminal shall submit invoices for services rendered under this Agreement the first part of each month for services performed during the previous month. One invoice for transfer charges, one for storage and one for miscellaneous charges, using reference numbers provided by Dow, if any. Said invoices shall be payable by Dow within ten (10) days after receipt.

3. The trucking services and charges are covered under the Motor Carrier National Contract between Chemical Leaman Tank Lines, Inc. and The Dow Chemical Company.

4. This Agreement, upon its effective data, cancels and supersedes the Service Agreement dated March 6, 1986, between Chemical Leaman Tank Lines, Inc. and The Dow Chemical Company which currently covers terminaling services at the North Haven, CT site.

o Denotes Change

                                                    Page: II-3(NH) Date: 5/1/95
                                                    Dow:
                                                    CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

  Item 100
  --------
  Origin:           North Haven, CT
  Destination:      Points in U.S. including Connecticut
  Commodity:        Plastic Pellets
  Minimum:          $281/shipment

                      Miles             Flat Charge          Rate/Mile
                      -----             -----------          ---------
                      0 - 130              $177        +       $2.75
                    131 - 200              $107        +        3.26
                    201 & Over             $105        +        3.27

  Item 200
  --------
  Origin:           North Haven, CT
  Destination:      Bellville, NJ
  Commodity:        Plastic Pellets
  Rate:             $2.64/loaded mile + $170

  Item 300
  --------
  Origin:           North Haven, CT
  Destination:      Brampton, Ontario; Port Hope, Ontario
  Commodity:        Plastic Pellets
  Rate:             $3.49/loaded mile

o Denotes Change

                                                    Page: II-1(P) Date: 5/1/95
                                                    Dow:
                                                    CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                   PITTSBURGH
                                   ----------

ACCESSORIAL CHARGES: All accessorial charges not specifically covered by Dow Master Contract to be billed per CLEA 100 series.

DEDICATED TRAILER CHARGE:    $1,600/month/trailer          07:1111
                             Telone, Trifluoro Herbicidal Intermediate

TANK CLEANING CHARGE:        Actual cost. Telone, Trifluoro Herbicides
                             Intermediate, hazardous and non-hazardous waste.

INTRAPLANT SERVICE AT THE DOW FACILITY AT PITTSBURGH CA:

07:5065 $55/hour or faction thereof; 1 hour minimum tank cleaning charge $200 (when carrier is required to deadhead to cleaning rack to clean trailer, an additional charge of $1.50/running mile will apply; minimum $165).


SPOTTING TRAILER CHARGE:           $110/day; $1,600/month 07:1111

SPOTTING CHASSIS CHARGE:           $45/day; $800/month 07:1111

DEADHEADING CHARGE:                $1.50/running mile when required or requested to spot or
07:7101                            pick up trailer or chassis. Minimum charge: $165/round trip
07:1112
RATE MAKING MILES:                 Interstate traffic Rand McNally MileMaker;
                                   Intra-CA DT8CA and Leonard's Metropolitan Zone

o Denotes Change

                                             Page: II-2(P) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


Item 100         07:2700
--------
Between          Pittsburg, CA and points in California
Commodity:       Liquid Commodities transported in MC-307 single compartment trailer
Minimum:         Rates shown that produce less than the minimum charge apply on a per load basis only when two (2) consecutive loads are moved in the same unit by the same driver with no delay between loads, no cleaning and no change of equipment.



  Miles             Flat Charge               Rate/Mile            Miles            Flat Charge              Rate/Mile
  -----             -----------               ---------            -----            -----------              ---------
   30                 -$128           +        $9.65                230                -128          +        $3.40
   40                  -128           +         7.70                240                -128          +         3.40
   50                  -128           +         6.60                250                -128          +         3.40
   60                  -128           +         5.90                260                -128          +         3.35
   70                  -128           +         5.40                270                -128          +         3.35
   80                  -128           +         5.05                280                -128          +         3.35
   90                  -128           +         4.75                290                -128          +         3.35
  100                  -128           +         4.50                300                -128          +         3.35
  110                  -128           +         4.30                320                -128          +         3.35
  120                  -128           +         4.15                340                -128          +         3.35
  130                  -128           +         3.95                360                -128          +         3.35
  140                  -128           +         3.85                380                -128          +         3.35
  150                  -128           +         3.75                400                -128          +         3.35
  160                  -128           +         3.65                420                -128          +         3.35
  170                  -128           +         3.60                440                -128          +         3.30
  180                  -128           +         3.50                460                -128          +         3.30
  190                  -128           +         3.45                480                -128          +         3.30
  200                  -128           +         3.40                500                -128          +         3.30
  210                  -128           +         3.40                520                -128          +         3.30
  220                  -128           +         3.40            540 & Over             -128          +         3.30

o Denotes Change

                                             Page: II-2A(P) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:



                                   APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

Item 105
--------
Origin:     Pittsburg, CA
Commodity:  Liquid Solvents (acetone, caustic soda, chelating compounds, glycerines, glycols, anti-freeze, VORANOL*, amines, phenol, epoxy resin, chlorinated solvents [perchloroethylene, methylene chloride], lacquer solvents [glycol ether acetate] and resin solvents [DOWANOL*
            DB, DM, DPM, EB, PM])
Cleaning:   $225 when cleaned

                                                           Single Compartment                            Multi-Compartment
  Destination                           Flat Charge         Rate/Loaded Mile        Flat Charge          Rate/Loaded Mile
  -----------                           -----------         ----------------        -----------          ----------------
  Corvallis, OR                           -$128      +           $2.30                $-128        +          $2.45
  Halsey, OR                               -128      +            2.30                 -128        +           2.45
  Newberg, OR                              -128      +            2.30                 -128        +           2.45
  Portland, OR                             -128      +            2.30                 -128        +           2.45
  Salem, OR                                -128      +            2.30                 -128        +           2.45
  Springfield, OR                          -128      +            2.30                 -128        +           2.45
  White City, OR                           -128      +            3.10                 -128        +           3.10
  Auburn, WA                               -128      +            2.30                 -128        +           2.45
  Kalama, WA                               -128      +            2.30                 -128        +           2.45
  Kent, WA                                 -128      +            2.30                 -128        +           2.45
  Pasco, WA                                -128      +            2.30                 -128        +           2.45
  Spokane, WA                              -128      +            2.45                 -128        +           2.55
  Washougal, WA                            -128      +            2.30                 -128        +           2.45
  Pts in OR or WA (not named)              -128      +            2.45                 -128        +           2.45
  Canadian Rates
  --------------
  Calgary, AB                              -128      +            2.55                 -128        +           2.55
  Edmonton, AB                             -128      +            2.55                 -128        +           2.55
  Goadlish Lake, AB                        -128      +            2.55                 -128        +           2.55
  Nisku, AB                                -128      +            2.55                 -128        +           2.55
  Burnaby, BC                              -128      +            2.45                 -128        +           2.45
  Campbell River, BC                       -128      +            2.45                 -128        +           2.45
  Port Moody, BC                           -128      +            2.45                 -128        +           2.45
  Quesnel, BC                              -128      +            2.45                 -128        +           2.45
  Richmond, BC                             -128      +            2.45                 -128        +           2.45
  Vancouver, BC                            -128      +            2.45                 -128        +           2.45
  Winfield, BC                             -128      +            2.45                 -128        +           2.45
  Pts in AB or BC (not named)              -128      +            2.55                 -128        +           2.55

*Trademark of The Dow Chemical Company

o Denotes Change

                                             Page: II-3(P) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                  APPENDIX II

                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 200        07:2800
  --------
  Origin:         Pittsburg, CA
  Destination:    Points in California
  Commodity:      Hydrochloric Acid transported in MC-312 rubber lined trailer
  Minimum:        48M lb minimum

                  Note: Cleaning does not apply


    Miles              Rate/cwt                           Miles                              Rate/cwt
    -----              -------                            -----                              --------
      20               $0.20                               220                                 $1.24
      30                0.24                               230                                  1.28
      40                0.27                               240                                  1.32
      50                0.34                               250                                  1.34
      60                0.37                               260                                  1.41
      70                0.43                               270                                  1.47
      80                0.48                               280                                  1.53
      90                0.52                               290                                  1.59
     100                0.57                               300                                  1.66
     110                0.62                               320                                  1.78
     120                0.68                               340                                  1.91
     130                0.74                               360                                  2.03
     140                0.80                               380                                  2.16
     150                0.85                               400                                  2.28
     160                0.89                               420                                  2.41
     170                0.94                               440                                  2.53
     180                1.01                               460                                  2.66
     190                1.08                               480                                  2.78
     200                1.14                               500                                  2.91
     210                1.22

o    Item 300           07:0700
     --------
     Origin:            Pittsburg, CA
     Destination:       Points in U.S. except California
     Commodity:         Telone
     Rate:              $12 flat charge + $3.10/loaded mile

o Denotes Change

                                             Page: II-4(P) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:



                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 400
  --------
  Origin:         Pittsburg, CA
  Destination:    Points in California
  Commodity:      Spent Sulfuric acid; caustic soda; HCl

                     Miles              Flat Charge                   Rate/Mile
                     -----              -----------                   ---------

  07:701A            0 -   70               $4                +         $2.48
  07:2701           71 -  120               25                +          2.22
  07:0701          121 -  200              -26                +          2.52
                   201 -  Over            -105                +          2.92

                  Rates apply only in the absence of rates more specifically provided herein.

 o Item 500       07:0702
   --------

   Between: Points in California counties of Alameda, Contra Costa and
                  California counties of Los Angeles and Orange

   Commodity:     Liquid Commodities (includes solvents, caustic soda and latex)
   Rate:          -$88 flat charge + $2.12/loaded mile

 o Item 600       07:0702
   --------
   Between:       Points in California counties of Los Angeles and Orange
                  and
                  California counties of Alameda and Contra Costa
   Commodity:     Liquid Commodities in single and multi-compartment trailer
   Rate:          -$88 flat charge + $2.12/loaded mile

o Denotes Change

                                             Page: II-5(P) Rev 1  Date: 6/17/97
                                             Dow:
                                             CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 700        07:0703
  --------
  Between:        Points in California counties of Alameda and Contra Costa
                  and
                  California counties of Ventura and Riverside
  Commodity:      Liquid Commodities (includes solvents, caustic soda and latex)
  Rate:           -$88 flat charge + $2.26/loaded mile

  Item 800        08:8000
  --------
  Between:        Points in California counties of Alameda and Contra Costa
                  and
                  California counties of Los Angeles and Orange
  Commodity:      Liquid Commodities in intermodel tank containers
  Rate:           $50/hour, 6 hour minimum
                  Time shall begin when carrier's equipment leaves its terminal and continue until equipment is returned to terminal from which dispatched.

o Item 900        09:9000
  --------
  Origin:         Pittsburg, CA
  Destination:    CT, GA, IL, MI, OH
  Commodity:      Liquid Commodities
  Rate:           -$128 flat charge + $1.75/loaded mile



o Denotes Change

                                             Page: II-6(P) Rev 3 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 1000
  --------
  Origin:      Pittsburg, CA
  Commodity:   Caustic Soda or solvents transported in single compartment, non-
               dedicated MC-307 trailer


                    Destination                                Flat Charge               Rate/Mile
                    -----------                                -----------               ---------
  07:0708           AR, IA, MN, MO, OK                            -$128         +         $1.70(1)

  07:0709           LA, MI, TX (except shipments                  -128          +          1.55(1)
                    destined to Mexico)
  07:0710           Tildale, GA (Dalton, GA)                      -128          +          1.75
  07:0711           Points in Canada                               -88          +          2.95
                    (1)Rate applies only on shipments handled in backhaul transportation



o Item 1100
  ---------
  Origin:       Pittsburg, CA
  Commodity:    Liquid Commodities transported in MC-307 single and multi-
                compartment trailers.

                    Destination                                      Flat Charge
                    -----------                                      -----------
  07:1713           Antioch, CA                                         $367
  07:1714           Cloverdale, CA                                       603
  07:1714           Kelseyville, CA                                      603
  07:1714           Middletown, CA                                       603

o Item 1200
  ---------
  Origin:       Pittsburg, CA
  Commodity:    Liquid Waste Water

                    Destination                                 Flat Charge
                    -----------                                 -----------
  07:0721           E. Los Angeles, CA                             $837
  07:0722           E. Palo Alto, CA                                335
  07:0723           Los Angeles, CA                                 837
  07:0724           Palo Alto, CA                                   335
  07:0725           San Jose, CA                                    312
                    Compressor/Pump Charges:                 Included in rate
                    Tank Cleaning Charge:                    Actual cost
                    Waste Permit Fees:                       Included in rate

o Denotes Change

                                             Page: II-7(P) Rev 3 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II
                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 1300         07:0706
  ---------
  Origin:           Pittsburg, CA
  Destination:      Pittsburg, CA
  Commodity:        Caustic Soda HCl
  Rate:             $22/shipment

o Item 1400
  ---------
  Origin:          Pittsburg, CA
  Commodity:       Salt Brine


                    Destination                               Flat Charge
                    -----------                               -----------
   07:1707          Bakersfield, CA                              $612
   07:1707          Belridge, CA                                  612
   07:1707          Cymeic, CA                                    612
   07:1707          Fellows, CA                                   612
   07:1707          Maricopa, CA                                  612
   07:1707          McKittrich, CA                                612
   07:1707          Midway, CA                                    612
   07:1707          Taft, CA                                      612
   07:1708          Coalinga, CA                                  447
   07:1709
                    Tank cleaning is included in rate only when shipment is transported in a dedicated trailer which is to be performed every 5th load. Shipments transported in other than dedicated trailer are subject to an additional charge of $125 for cleaning of trailer.


o  Item 1500        07:1716
   ---------
   Origin:          Pittsburg, CA
   Destination:     Pittsburg, CA with stop-off in Rio Vista
   Commodity:       Petroleum Distillates, NOS
   Rate:            $227/shipment



o Denotes Change

                                             Page: II-8(P) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                  APPENDIX II
                          BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 1600        07:0727
  ---------
  Origin:          Pittsburg, CA
  Destination:     Bakersfield, CA
  Commodity:       Potassium Chloride (KOH) in single compartment trailer
  Rate:            $731/shipment
  Tank             $175 when cleaned
  Cleaning:

  Item 1700        07:0720
  ---------
  Origin:          Pittsburg, CA
  Destination:     Chicago, IL or Midland, MI
  Commodity:       Inserve transported in single compartment trailer
  Rate:            -$128 + $1.85/loaded mile


o Item 1800
  ---------
  Origin:          Pittsburg, CA
  Destination:     Midland, MI
  Commodity:       Trifluoro Methyl Pyridine
  Rate:            $8,200/shipment (Rate applies April 1 thru October 31 via Rt. I-80)  07:0704
                   $9,114/shipment (Rate applies November 1 thru March 30 via Int.      07:0705
                   Rts. 40, 44, 55, 80 & 94)

                   Dedicated Trailer Charge: $1,600/month - Telone
                                             $1,000/month - Dichloro, Trifluoro,
                                             Methyl Pyridine
                   Idle Day Charge:          $100/day for dedicated VH acid trailer

 Item 1900      07:0726
 ---------
 Origin:        Pittsburg, CA
 Destination:   Midland, MI
 Commodity:     Lontrale transported in single compartment MC-307 trailer
 Rate:          -$128 + $1.55/loaded mile

o Denotes Change

                                             Page: II-9(P) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                   APPENDIX II
                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 2000     07:0717       07:0716       07:0715
  ---------
  Origin:       Pittsburg, CA
  Destination:  Plaquemine, LA, Midland, MI or Bridgeport, NJ
  Commodity:    Hazardous Waste, NOS
  Rate:         -$128 + $1.85/loaded mile

                Tank Cleaning:                                Actual cost
                Hazardous Waste Permit Charges:
                Plaquemine, LA                              $ 75 with load
                Midland, MI                                 $275 with load
                Bridgeport, NJ                              $350 with load

o Item 2100     07:0718
  ---------
  Origin:       Pittsburg, CA
  Destination:  Deer Park, TX
  Commodity:    Styrene or waste water transported in single compartment trailer
  Rate:         -$128 + $1.85/loaded mile

o Item 2200
  ---------
  Destination:  Pittsburg, CA
  Commodity:    Liquid Chemicals transported in single compartment MC-307
                trailer


                    Origin                                Flat Charge  Rate/Mile
                    ------                                -----------  ---------
22:2200   LA, MS, TX                                        -$128       + $2.05
22:2201   AL, CT, DE, GA, IL, KY, MD, MI, NC, NJ, PA, SC     -128       +  2.10
22:2202   MA, NY, RI, TN, VA                                 -128       +  2.20
22:2203   AR, FL, IN, NH, VT, WI, WV                         -128       +  2.40
22:2204   ME, MO                                             -128       +  2.60
22:2205   MN, IA                                             -128       +  2.80
22:2206   CO, KS, MT, ND, NE, NM, SD, WY                     -128       +  3.25
22:2207   AZ, ID, OR, UT, WA                                 -128       +  3.30
22:2208   NV                                                 -128       +  3.45

o Denotes Change

                                             Page: II-10(P) Rev 1 Date: 6/17/96
                                             Dow:
                                             CLEA:


                                   APPENDIX II
                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

 Item 2300
 ---------
 Origin:           Pittsburg, CA
 Destination:      Points in the U.S. (including CA) and points in British
                   Columbia
 Commodity:        Liquid Commodities transported in single and multi-
                   compartment non-dedicated MC-307 trailer and intermodal container movement.

                         Miles           Flat Charge             Rate/Mile
                         -----           -----------             ---------
  77:0712                0 - 70             $57           +       $2.49
                        71 - 120             83           +        2.23
                       121 - 200             72           +        2.25
  07:0712              201 & Over           -88           +        2.95

  Item 2400         77:0706
  ---------
  Origin:           Pittsburg, CA
  Destination:      Pittsburg, CA
  Commodity:        PT acid in Dedicated single compartment MC-312 trailers
  Rate:             $225/shipment

                    Note: No detention applicable

o Item 2500
  ---------
  Origin:           Pittsburg, CA
  Commodity:        Waste Tar in dedicated equipment only.

                    Destination           Flat Charge         Rate/Mile
                    -----------           -----------         ---------
  07:2500           Midland, MI              -$128               $3.30
  07:2502           Deepwater, NJ             -128                3.30
  07:2501           Clive, UT                 -128                3.30
                    Trailers to return to Pittsburg, CA for cleaning.

o Denotes Change

                                             Page: II-1(SV) Rev 2 Date: 6/17/96
                                             Dow:
                                             CLEA:

                                   APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                    SAVANNAH

o Item 100          01:GA01
  ---------
  Origin:           Savannah, GA
  Destination:      Points in U.S. including Georgia in continuation of an
                    interstate movement (except AK & HI)
  Commodity:        Liquid Chemicals transported in MC-307 trailer
  Tank Cleaning:    $125 when cleaned for solvents and caustic solution

     Miles                Flat Charge                        Rate/Mile
     -----                -----------                        ---------
    0 - 100                 -$34                  +           $2.25
  101 - 210                  -96                  +            2.87
  201 - 420                 -106                  +            2.91
  421 & Over                 -68                  +            2.87

o Item 200
  --------
  Origin:           Savannah, GA
  Commodity:        Diphenyl Oxide

                    Destination              Flat Charge         Rate/Mile
                    -----------              -----------         ---------
  18:0200           Freeport, TX               -$128         +     $1.75
  18:0201           Magnolia, AR                -128         +      2.25

o Denotes Change

                                             Page: II-1(STL) Rev 1 Date: 6/17/96
                                             Dow:
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                                   APPENDIX II
                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


                                    ST. LOUIS

o Item 100
  ---------
  Origin:           St. Louis, MO
  Commodity:        Liquid Caustic Soda

                    Destination                      Rate/Shipment
                    -----------                      -------------
  02:2001           Pagedale, MO                        $51 or
  02:2009                                                 29*

*Rate applies only when two consecutive loads are transported on same day, in the same unit.

Above rates not subject to tank cleaning.

o Item 200
  ---------
  Origin:           St. Louis, MO
  Commodity:        Liquid Caustic Soda
  Minimum:          Minimum/shipment from Schedule of Minimum Charges except
                    when multiple loads are tendered and delivered by the same driver, same equipment, same day.

                    Miles             Flat Charge                Rate/Mile
                    -----             -----------                ---------
  02:2028           30 - 100             $83           +           $2.30
  02:2029          101 - 240              -2           +            3.07
                   241 - Over           -128           +            3.45


o Denotes Change

                                            Page: II-1(T/D) Rev 2  Date: 6/17/96
                                            Dow:
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                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                TILDALE / DALTON

o Item 100
  Origin:     Tildale, GA and Dalton, GA
  Commodity:  Liquid Commodities transported in MC-307 trailer

                                                                                     Rate/
              Destination                              Flat Charge               Loaded Mile*
              -----------                              -----------               ------------

  06:1000     AL                                          -$128          +           $3.00
  06:1002     AZ, CO, IA, ID, KS, MT, ND, NE, NM,         -128           +           3.16
              NV, OK, OR, SD, UT, WA, WY
  06:1004     AR                                          -128           +           2.53
  11:0182     CA                                          -128           +           2.40
  06:1006     CT, DE, MA, MD, NJ, NY, OH, PA, RI, WV      -128           +           2.16
  01:0278     FL                                          -128           +           3.15
  06:1008     IL, IN, MI                                  -128           +           2.32
  06:1010     KY                                          -128           +           2.48
  06:1012     LA                                          -128           +           1.69
  06:1014     ME, NH, VT                                  -128           +           2.42
  06:1016     MN, WI                                      -128           +           2.89
  01:0288     MS                                          -128           +           2.60
  01:0281     NC                                          -128           +           2.80
  06:0184     SC                                          -128           +           2.25
  06:1018     TX (only Houston and points within 75       -128           +           1.59
                 highway miles thereof)
  06:1020     MO, TN, TX (other than shown above)         -128           +           2.79
  01:0286     VA                                          -128           +           2.70

*Rates not applicable on shipments destined to Mexico

o Denotes Change

                                            Page: II-2(T/D) Rev 3  Date: 6/17/96
                                            Dow:
                                            CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.



o Item 200

  Origin:      Tildale, GA and Dalton, GA
  Commodity:   Liquid Commodities transported in MC-307 trailer


               Destination                           Flat Charge              Rate/Mile
               -----------                           -----------              ---------
  01:1112      Mahrt, AL                                -$128         +         $2.65
  01:0180      City of Industry, CA                     -128          +         2.25
  01:0181      San Gabriel, CA                          -128          +         2.25
  01:1148      Allyn's Point, CT                        -128          +         1.89
  01:0292      Atlanta, GA                                                    0.59/cwt*
  01:0293      Dalton, GA                                                      70 flat
  01:0294      East Dublin, GA                                                1.50/cwt*
  01:0295      Ellijay, GA                                                    168 flat
  01:0296      Lylerly, GA                                                    0.52/cwt
  01:0297      Rabun Gap, GA                                                  0.83/cwt*
  01:0298      Ringgold, GA                                                   0.52/cwt*
  01:0299      Rome, GA                                                       168 flat
  01:0300      Points in GA within 25 miles of origin                         140 flat
                 (other than shown above)
  01:1165      Midland, MI                              -128          +         1.89
  01:1114      Meridian, MS                             -128          +         2.58
  01:1116      Gastonia, NC                             -128          +         2.60
  01:1168      Omaha, NE                                -128          +         3.15
  01:1135      Chillicothe, OH                          -128          +         1.89
  01:1140      Cincinnati, OH                           -128          +         1.90
  01:1142      Cleveland, OH                            -128          +         1.89
  01:1145      Columbus, OH                             -128          +         1.86
  01:1160      Lockland, OH                             -128          +         1.88
  01:1130      Carlisle, PA                             -128          +         1.86
  01:1120      Willow Grove, PA                         -128          +         1.89
  01:1110      Landrum, SC                              -128          +         2.62
  01:1111      Liberty, SC                              -128          +         2.68
  01:0303      Ennis, TX                                -128          +         2.34
  01:1147      Freeport, TX                             -128          +         1.73
  01:1146      Covington, VA                            -128          +         2.57
  01:1118      Richmond, VA                             -128          +         2.55

*40M lb. minimum

o Denotes Change

                                           Page: II-3(T/D) Rev 3  Date: 02/01/97
                                           Dow:
                                           CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

o Item 300     11:1175
  Origin:      Tildale, GA and Dalton, GA
  Commodity:   Liquid Latex in single compartment MC-307 trailer
  Tank         $175 when cleaned
    Cleaning:                                                   Rate/cwt**
                                                                ----------
               Destination                                     42 M     46 M
               -----------                                     ----     ----
               Granby, PQ and St. Jean, PQ                     $8.54   $8.26

               *Rates stated and payable in U.S. funds

o Item 400     01:0114
  Origin:      Tildale, GA and Dalton, GA
  Destination: Netcong, NJ
  Commodity:   Liquid Latex in single compartment MC-307 trailer
  Rate:        $1,482/shipment
  Tank         $175 when cleaned
   Cleaning:

o Item 500     01:0290
  Origin:      Points in the U.S.
  Destination: Tildale, GA and Dalton, GA
  Commodity:   Liquid Commodities in single compartment MC-307 trailer
  Rate:        -$128 flat charge + $1.75/loaded mile

  Item 600     11:1180
  Origin:      Kearny, NJ
  Destination: Tildale, GA and Dalton, GA
  Commodity:   Foam Control Agent (defoamer)
  Rate:        $2.34/loaded mile
  Tank         $100 when required
   Cleaning:
o Denotes Change

                                           Page: II-4(T/D) Rev 3  Date: 04/21/97
                                           Dow:
                                           CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.


o Item 700
  Origin:         Tildale, GA and Dalton, GA
  Destination:    Augusta, GA

  Commodity:      Latex, liquid in dedicated single compartment MC-307 trailers
  Rate:           $587/shipment - If loaded between 0400 - 1500 hours            11 :1181
  Tank            $175 when cleaned
   Cleaning:

  (NEW)
  Item 800
  Origin:         Tildale, GA and Dalton, GA
  Destination:    Augusta, GA
  Commodity:      Latex, liquid in dedicated single compartment MC-307 trailers
  Rate:           $472/shipment - If loaded between 1501 - 0359 hours            11:1182
  Tank            $175
   Cleaning:

                  NOTE: Rate applies only on shipments handled in backhaul transportation Monday thru Friday.

o Denotes Change

                                            Page: II-1(W) Rev 2  Date: 6/17/96
                                            Dow:
                                            CLEA:


                                  APPENDIX II

                           BULK MOTOR CARRIER CONTRACT
                          THE DOW CHEMICAL COMPANY AND
                        CHEMICAL LEAMAN TANK LINES, INC.

                                   WILMINGTON

o Item 100            02:0200
  Origin:             Wilmington, NC
  Destination:        Points in U.S. including North Carolina in continuation of an interstate movement.
  Commodity:          Liquid Caustic Soda
  Minimum:            Minimum/shipment from Schedule of Minimum Charges. (Will
                      not apply when two or more shipments are handled by the same driver with the same equipment on the same day.)

                      Miles          Flat Charge        Rate/Mile
                      -----          -----------        ---------
                      0 - 50            $35        +      $3.02
                     51 - 200            11        +       2.88
                    201 & Over           41        +       2.99

   Tank
   Cleaning:        $125 when cleaned

o  Item 200           33:0295
   Origin:            Wilmington, NC
   Destination:       Allyn's Point, CT
   Commodity:         Caustic soda solution
   Rate:              $1.57/loaded mile

o Denotes Change